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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7978
ING Mayflower Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2009 to October 31, 2010
Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-l under the Act (17 CFR 270.30e-l):

Annual Report

October 31, 2010

Classes A, B, C, I, O, R and W

Global Equity Funds
■	ING Global Equity Dividend Fund
■	ING Global Natural Resources Fund
■	ING Global Real Estate Fund
■	ING Global Value Choice Fund

International Equity Funds
■	ING Asia-Pacific Real Estate Fund
■	ING Emerging Countries Fund
■	ING European Real Estate Fund
■	ING Global Opportunities Fund (formerly, ING Foreign Fund)
■	ING Greater China Fund
■	ING Index Plus International Equity Fund
■	ING International Capital Appreciation Fund
■	ING International Real Estate Fund
■	ING International SmallCap Multi-Manager Fund
■	ING International Value Fund
■	ING International Value Choice Fund
■	ING Russia Fund

Global and International Fixed-Income Funds
■	ING Global Bond Fund

International Fund-of-Funds
■	ING Diversified International Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	42
Report of Independent Registered Public Accounting Firm	46
Statements of Assets and Liabilities	47
Statements of Operations	57
Statements of Changes in Net Assets	62
Financial Highlights	71
Notes to Financial Statements	82
Summary Portfolios of Investments	111
Tax Information	174
Shareholder Meeting Information	176
Trustee and Officer Information	177
Advisory Contract Approval Discussion	182

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Diversification Still Works

Dear Shareholder,

The difficult markets of 2008–09 may have made some investors skeptical about the benefits of diversification. For a time, it did seem as if every asset was losing value and there was no safe place to hide. Today, however, as we approach the end of what is shaping up to be the second consecutive year of solid equity market returns, the value of diversification has been reestablished in the minds of most investors.

For some investors, however, it can be tempting to try to outsmart the markets, abandoning diversified positions to sidestep impending risks or to crowd into an area of strong returns. The problem with this approach is that it tends to be reactionary and ill-timed; investors generally buy in when prices are already high, leaving themselves overly exposed to risks of declines.

A recent example can be found at the end of 2009. Convinced that inflation was going to increase dramatically, some investors tried to game the system by selling long-dated bonds and buying short-term Treasury bills. When inflation went briefly to zero, short-term Treasuries generated losses; the 20-year Treasury bond, on the other hand, has been one of the best performing assets in 2010. Another example of this kind of herd behavior occurred during the dot-com bubble of the late 1990s; investors turned their portfolios into wholesale bets on Internet technology stocks, with serious consequences when the bubble burst.

With 20/20 hindsight, it’s easy to see how abandoning the principles of diversification led to trouble. It’s harder to see how investors continue to stray from the path; lately, some investors have attempted to outrun risk by concentrating on bonds, only to miss out on the sharp equity market recovery.

If straying from diversification is the problem, we believe staying with diversification is the solution. In our opinion, an investor should own the market and should do so from a global perspective. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your financial advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer
ING Funds
November 5, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2010

In the first half of our fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), peaked on April 15, with a gain of over 15% since October 31, 2009. But then a confluence of local and global concerns sent prices reeling and in the next 12 weeks the gain was turned into a small loss. In the end, sentiment improved again and for the whole fiscal year ended October 31, 2010 the index returned 11.67%. (The MSCI World IndexSM returned 12.74% for the one year ended October 31, 2010, measured in U.S. dollars.)

By April, the 12-month rally had become increasingly edgy. The rescue of failing institutions by governments and central banks, together with unprecedented fiscal and monetary stimulus to counter the ensuing recession had led to enormous, unsustainable budget deficits. Stimulus would have to be reduced and debt redeemed. In this environment, markets from stocks to bonds to currencies were buffeted by news and events relating to three main themes: the stuttering US economic recovery, a sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth (annualized) was decelerating, from 5.6% to 2.7% to 1.7% in the second quarter of 2010. Employment and housing were the focus of attention. The National Bureau of Economic Research declared the recession over from June of 2009 after 18 months, during which some 8.7 million jobs had been lost. Any credible economic rebound required their fast recovery. But the data over the period were less than encouraging. By September, the private sector was only averaging 91,000 new jobs per month and the unemployment rate seemed stuck between 9.5% and 10%. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for certain home buyers. But after the program expired in April sales of new and existing home sales collapsed, with a high proportion of distressed sales. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), resumed annual increases from February, but as our fiscal year ended the pace was slowing with the index still 29% below the peak reached more than four years ago.

In the Eurozone, default seemed likely on billions of euro of Greece’s maturing bonds. Amid downgrades, soaring yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries argued amongst themselves until at last, in early May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to e750 billion. The European Central Bank (“ECB”) started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. This, plus positive results from some rather soft stress testing on banks, seemed to calm nerves, although uncertainty persisted.

Investors watched nervously as China wrestled with inflation and a housing bubble. The authorities repeatedly raised banks’ reserve ratio requirements and tightened the rules on mortgage issuance. GDP growth slipped to 10.3% in the second quarter and to 9.6% in the third. But with September’s property price index still increasing at over 9% per annum and inflation at a two year high, the Bank of China unexpectedly raised interest rates for the first time since 2007.

In currencies, the dollar showed strength in the first half of the fiscal year. But from early June, gloom about the Eurozone was increasingly replaced by renewed pessimism about the dollar over a stalling economy and the perceived threat of debasement through an expected second round of quantitative easing. For the whole year, the dollar gained 6.12% against the euro, 3.00% against the pound but lost 11.57% to the yen, which in October breached 15-year high levels.

The prospect of more quantitative easing, which undermined the dollar, acted to boost the prices of other asset classes.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 8.01% for the fiscal year, mostly in the second half. Among the sub-components, the Barclays Capital Corporate Investment Grade Bond Index, with a return of 11.61%, outperformed the Barclays Capital U.S. Treasury Index, with a return of 7.20%, mostly in the first half. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 19.10%.

U.S. equities, represented by S&P 500® Index including dividends, rose 16.52% in the fiscal year. A small gain of 0.74% in the second half concealed a 16% drop in the 10 weeks after April 23 and the index’s best September, a return of 8.92%, since 1939. Despite broader economic concerns, prices were supported by strong earnings reports, with average operating earnings per share for S&P 500® companies marking their the fourth straight quarter of annual growth.

In international markets, the MSCI Japan® Index lost 6.76% for the fiscal year after sagging 16.66% in the second half. Strong 5% annualized first quarter GDP growth shriveled to an export-dependent 1.5% in the second, vulnerable to the irrepressible yen, with household demand still fragile and consumer prices in retreat. The MSCI Europe ex UK® Index returned 10.03%, including a small second half gain of 2.78%. The sovereign debt trauma subsided after it became clear that the ECB stood behind the banking system. In the meantime, GDP grew 1.0% in the second quarter over the first, boosting investor optimism. The MSCI UK® Index advanced 16.07%, of which 3.85% came in the second half. This was despite the prospect of severe public spending cuts to eliminate an 11% budget deficit. Supporting sentiment was the return to profit of most banks and the best annual GDP growth, 2.8%, in three years.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P North American Natural Resources Sector Index
An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

S&P Developed Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
S&P Asia-Pacific Property Index
An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries in the Asia Pacific region, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P Europe Property Index
An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed European countries, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Countries Golden Dragon Index	A broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed ex-US Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed ex-US SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P Euro-Pacific Asia Composite SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.

Russia Trading System Index
A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

MSCI Russia 10/40 Index
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10%of a fund’s total assets and the sum of the weights of all group entities representing more than 5%of the fund at 40% of the fund’s total assets.

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of October 31, 2010 (as a percent of net assets)
Common Stock	94.2%
Real Estate Investment Trusts	1.1%
Other Assets and Liabilities — Net*	4.7%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (“Global Equity Dividend” or the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Moudy El Khodr, Senior Investment Manager Equities, and Kris Hermie, CFA, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.46%, compared to the MSCI World IndexSM, which returned 12.74% for the same period.

Portfolio Specifics: During the period, market attention shifted to focus increasingly on macroeconomic perspectives. There was a “search for comfort” in economic data to confirm the recovery and dispel fears of a double-dip recession. But the news also brought general sovereign risk back to the front burner several times with Southern European countries in the spotlight. In addition to downgrades of certain countries, and the Dubai World story, Greece was the next center of attention as investors focused on the risks of its sovereign debt crisis spreading contagion to the weakest countries of the euro zone. These events increased market nervousness and market volatility. The Fund held no exposure to Greece for the period under review.

The investments of the Fund outperformed the benchmark, but not by enough to cover the expense ratio. Stock selection contributed to results, while sector allocation detracted. The sectors that detracted the most from results were consumer discretionary and materials. Weak stock selection and sector allocation in consumer discretionary hurt the most. Sector allocation in materials and industrials also detracted. The Fund strongly benefited from selection among consumer staples stocks, healthcare and utilities.

Among the top contributing stocks for the period were Emerson Electric Co., Sara Lee Corp., E.I. DuPont de Nemours & Co. and KT Corp. (Korean Telecom). Emerson benefited from the better economic environment, beating earnings expectations. Sara Lee benefited from profits that beat Wall Street estimates; several brand transactions gave evidence of restructuring their portfolio, which also was supportive.
Top Ten Holdings* as of October 31, 2010 (as a percent of net assets)
Royal Dutch Shell PLC	1.6%
Baxter International, Inc.	1.6%
Gaz de France Suez	1.5%
Total S.A.	1.5%
Chevron Corp.	1.5%
Pitney Bowes, Inc.	1.5%
Sanofi-Aventis	1.5%
Nintendo Co., Ltd.	1.5%
Vivendi	1.5%
ExxonMobil Corp.	1.5%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

During the period, the Fund sold its position in Dow Chemical Co., mainly for valuation reasons after the stock rallied strongly. We also sold Emerson and Sara Lee during the period. The Fund initiated a position in ConAgra Foods, Inc. — as valuation spreads increased, comparable companies left this stock behind at what we believed to be an attractive valuation. Baxter International, Inc. also was introduced as a new position. During the period the stock came under strong pressure, which pushed its valuation to levels we believed were too low.

Many of the relative detractors from performance were stocks that the Fund did not own. For example, the biggest detraction came from not owning Apple Inc. On the other hand, Fund overweights also hurt results: positions in BP PLC, U.S. financial services company H&R Block Inc. and Japanese bank Mizuho Financial Group Inc. The Fund sold H&R Block because of the uncertainty surrounding the company, which we believed would result in a lower sustainable dividend.

Current Strategy and Outlook: Our outlook for the Fund remains positive. We believe investments in quality defensive stocks may give the Fund potential downside protection and lower volatility. Under current market conditions, we believe these potential benefits could contribute to performance. Regardless of scenario, the Fund seeks to identify sectors or stocks where it may exploit temporary under valuations to capture unrecognized value.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL EQUITY DIVIDEND FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	Since Inception of Class A September 17, 2003		Since Inception of Class B October 24, 2003		Since Inception of Class C October 29, 2003		Since Inception of Class I August 1, 2007	Since Inception of Class O November 15, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	6.04%	0.29%	5.39%		—		—		—	—		—
Class B(2)	6.62%	0.40%	—		5.14%		—		—	—		—
Class C(3)	10.66%	0.74%	—		—		4.96%		—			—
Class I	12.90%	—	—		—		—		(6.66)%	—		—
Class O	12.41%	—	—		—		—		—	(4.15)%		—
Class W	12.79%	—	—		—		—		—	—		(5.66)%
Excluding Sales Charge:
Class A	12.46%	1.49%	6.27%		—		—		—	—		—
Class B	11.62%	0.71%	—		5.14%		—		—	—		—
Class C	11.66%	0.74%			—		4.96%		—	—		—
Class I	12.90%	—	—		—		—		(6.66)%	—		—
Class O	12.41%	—			—		—		—	(4.15)%		—
Class W	12.79%	—	—		—		—		—	—		(5.66)%
MSCI World IndexSM(4)	12.74%	2.54%	6.29	%(5)	5.50	%(6)	5.50	%(6)	(5.31)%	(1.68	)%(7)	(4.23	)%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for the index is shown from October 1, 2003.

(6)	Since inception performance for the index is shown from November 1, 2003.

(7)	Since inception performance for the index is shown from November 1, 2006.

(8)	Since inception performance for the index is shown from February 1, 2008.

ING GLOBAL NATURAL RESOURCES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
United States	62.9%
Canada	24.6%
Russia	2.2%
Netherlands	2.0%
China	1.1%
United Kingdom	1.1%
Bahamas	0.8%
Brazil	0.8%
Thailand	0.8%
Australia	0.7%
Japan	0.6%
Other Assets and Liabilities — Net*	2.4%
Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund (“Global Natural Resources” or the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by David Powers and Joseph Bassett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.99% compared to the S&P 500® Index and the S&P North American Natural Resources Sector Index which returned 16.52% and 14.03%, respectively, for the same period.

Portfolio Specifics: For the Fund’s fiscal year, the natural resources sector eked out low but positive net asset value returns, although the Fund did outperform the S&P North American Natural Resources Sector Index before deducting expenses of the Fund. The materials sector provided most of the performance for the year; the energy sector lagged the broader market. Economic activity increased during the period, though; concerns about financial companies periodically dampened the momentum. The U.S. dollar continued to depreciate, which was helpful for exporters and sectors that had the most sensitivity to economic recovery. Sectors that benefited from these conditions included metals and mining, oil and gas equipment services, and coal and consumable fuels. Energy stocks, particularly drillers like Transocean Ltd. (“Transocean”), underperformed due to the oil spill in the Gulf of Mexico.

The Fund benefited from its positions in those sectors most sensitive to economic recovery. A position in mid-capitalization gold company Centerra Gold Inc. (“Centerra”) was beneficial for the Fund. Centerra, a high-growth company, benefitted from the global economic recovery. The Fund’s position in iron ore company Cliffs Natural Resources Inc. also added to returns; it too was a large beneficiary of the economic recovery. Owning Smith International (“Smith”), and equipment and servicing companies generally, was favorable for results. During the reporting period, Schlumberger Ltd. took over Smith International, which sent Smith’s stock price soaring.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
ExxonMobil Corp.	9.9%
Schlumberger Ltd.	7.9%
ConocoPhillips	7.0%
Chevron Corp.	4.9%
Suncor Energy, Inc.	4.6%
Barrick Gold Corp.	3.5%
National Oilwell Varco, Inc.	3.5%
Apache Corp.	3.5%
Canadian Natural Resources Ltd.	3.4%
Devon Energy Corp.	2.6%

Portfolio holdings are subject to change daily.

On the downside, underweighting Freeport-McMoRan Copper & Gold Inc. (“Freeport-McMoRan”), a metals and mining company, was unfavorable for returns. As a partial alternative, the Fund held a position in Lundin Mining Corp. (“Lundin”) instead, which is a smaller company that runs a project within Freeport-McMoran and is not included in the benchmark. We believed that Lundin had more upside potential than Freeport-McMoran; the company added to results for the period but not as much as a full weighting of Freeport-McMoran would have done.

Owning Transocean also detracted from returns: its stock price plunged after the explosion of the BP-owned Macondo oil well in the Gulf of Mexico. We trimmed the Fund’s Transocean position significantly at the time of the explosion. We have since bought some of it back, and the stock has added to portfolio returns.

Current Strategy and Outlook: We continue to believe the long term case for commodities remains intact. In our view, demand for natural resources will be driven by industrialization and urbanization trends in emerging economies, as well as the need for developed economies to increase infrastructure investment. As the global economy gradually improves, demand will continue to rebound from depressed levels. We believe increasing demand and limited supply will put further pressure on commodity prices and lead to solid return potential for natural resources in coming years.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL NATURAL RESOURCES FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class I August 1, 2007	Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	6.45%	9.77%	18.25%		—
Class I	13.43%	—	—	(0.42)%	—
Class W	13.17%	—	—	—	(2.90)%
Excluding Sales Charge:
Class A	12.99%	11.08%	18.96%	—	—
Class I	13.43%	—	—	(0.42)%	—
Class W	13.17%	—	—	—	(2.90)%
S&P 500® Index(2)	16.52%	1.73%	(0.02)%	(4.04)%	(3.21	)%(4)
S&P North American Natural Resources Sector Index(3)	14.03%	7.01%	9.12%	(1.59)%	(2.61	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Natural Resources Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)	The S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

(4)	Since inception performance for the indices is shown from February 1, 2008.

ING GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
United States	38.5%
Hong Kong	13.7%
Japan	11.9%
Australia	11.0%
Singapore	6.5%
France	5.5%
United Kingdom	5.4%
Canada	2.8%
Sweden	0.9%
Netherlands	0.8%
Switzerland	0.8%
Norway	0.4%
Other Assets and Liabilities — Net*	1.8%
Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer and Portfolio Manager, Steven D. Burton, Managing Director and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, of ING Clarion Real Estate Securities, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.20%, compared to the S&P Developed Property Index, which returned 24.99% for the same period.

Portfolio Specifics: The past twelve months have been a period of positive total returns for global real estate stocks, which have advanced as improving capital market conditions and economic conditions continue to benefit investors. North American property stocks posted the best performance over the past twelve months,, followed by the Asia-Pacific and European regions. Mixed macro-economic news continues to remind investors that patience will be required in this recovery. In most Asia-Pacific markets, we believe economic growth will likely meet or exceed its long-term average growth rates, while growth rates in many Western markets will remain challenged as economists are forecasting economic growth in the U.S. and many European markets to fall short of average long-term growth rates. This has led to a bifurcation of central bank policies as policy in the Western economies continues to be accommodative, while central bankers in most Asia-Pacific markets are beginning to show a bias toward tightening.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
Sun Hung Kai Properties Ltd.	5.4%
Unibail	4.4%
Westfield Group	4.0%
Simon Property Group, Inc.	3.8%
Mitsubishi Estate Co., Ltd.	3.8%
Cheung Kong Holdings Ltd.	3.3%
Vornado Realty Trust	3.2%
Equity Residential	2.8%
Macerich Co.	2.7%
CapitaLand Ltd.	2.5%

Portfolio holdings are subject to change daily.

While absolute returns were strong during the period, the Fund lagged its benchmark as the result of both country allocation and stock selection decisions. The timing of country allocation decisions has hurt relative performance as an underweight to the outperforming U.S. market during the first half of 2010, combined with an overweight to the underperforming Hong Kong market during the first quarter of 2010 and an underweight to the French market during the second and third quarter of 2010 were the primary drivers of the allocation shortfall. Positive stock selection in the U.S. was more than offset by sub-par stock selection in other regions during the period. In the Asia-Pacific region, stock selection in Hong Kong was a drag on performance as the result of an overweight to China residential developers during the first quarter of 2010. In Europe, positions in French retail companies also detracted from relative performance during the period. The notable bright spot was stock selection in the U.S., which benefited from the strong performance of portfolio holdings in the mall, lodging and residential sectors.

Current Strategy and Outlook: The Fund continues to be positioned with a neutral to positive bias to the North American and Asia-Pacific regions and a cautious stance towards property companies in Europe, which we expect to continue to lag despite the outperformance in the third quarter of 2010. By property type, we remain overweight sectors which we believe stand to benefit from an economic recovery, including the shorter lease length apartment sector as well as certain office markets in the Asia-Pacific region. We remain underweight property types which conversely react more slowly to economic recovery including healthcare and most office markets in North America and Europe. Our outlook remains predicated on the assumption of gradual but steady global economic growth.

We believe that the rationale for a global listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the real estate investment trust (“REIT”) structure globally. We expect that real estate fundamentals will, as in the past, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to believe listed property companies are well-positioned to grow cash flow per share on a sustained basis in the current economic environment and are trading at reasonable valuations. Through an average 4% dividend yield, fundamentals which appear to be bottoming and access to the capital markets, we believe global property stocks should be well-positioned to deliver modestly attractive total returns over the next several years.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	Since Inception of Class A November 5, 2001		Since Inception of Class B March 15, 2002		Since Inception of Class C January 8, 2002		Since Inception of Class I June 3, 2005		Since Inception of Class O November 15, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	13.29%	3.17%	11.42%		—		—		—		—		—
Class B(2)	14.33%	3.30%	—		10.41%		—		—		—		—
Class C(3)	18.33%	3.63%	—		—		10.60%		—		—		—
Class I	20.65%	4.78%	—		—		—		5.57%		—		—
Class O	20.19%	—	—		—		—		—		(3.16)%		—
Class W	20.52%	—	—		—		—		—		—		(2.11)%
Excluding Sales Charge:
Class A	20.20%	4.41%	12.15%		—		—		—		—		—
Class B	19.33%	3.62%	—		10.41%		—		—		—		—
Class C	19.33%	3.63%	—		—		10.60%		—		—		—
Class I	20.65%	4.78%	—		—		—		5.57%		—		—
Class O	20.19%	—	—		—		—		—		(3.16)%		—
Class W	20.52%	—	—		—		—		—		—		(2.11)%
S&P Developed Property Index(4)	24.99%	3.59%	11.52	%(5)	11.27	%(6)	11.06	%(7)	4.62	%(8)	(3.90	)%(9)	(4.11	)%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover.

The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P Developed Property Index (formerly, the S&P/Citigroup BMI World Property Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

(5)	Since inception performance for index is shown from November 1, 2001.

(6)	Since inception performance for index is shown from March 1, 2002.

(7)	Since inception performance for index is shown from January 1, 2002.

(8)	Since inception performance for index is shown from June 1, 2005.

(9)	Since inception performance for index is shown from November 1, 2006.

(10)	Since inception performance for index is shown from February 1, 2008.

ING GLOBAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
United States	26.3%
Japan	18.5%
Canada	12.1%
France	4.9%
Australia	3.2%
South Africa	3.1%
Brazil	3.0%
Russia	3.0%
Italy	2.9%
South Korea	2.1%
Norway	1.5%
Hong Kong	1.2%
United Kingdom	1.2%
Countries less than 1.2%(1)	4.5%
Other Assets and Liabilities — Net*	12.5%
Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.
(1) Includes eight countries, which each represents less than 1.2% of net assets.

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (“Global Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Portfolio Manager of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.97% compared to the MSCI All Country World IndexSM (“MSCI ACWI”) which returned 14.10% for the same period.

Portfolio Specifics: The Fund’s largest contributor to relative returns during the period was the materials sector, in which the Fund maintained an overweight allocation. With the strong performance of gold during the period, which reached new highs, the Fund’s returns benefited accordingly. Canadian-based gold mining company Gabriel Resources Ltd. was the Fund’s top contributor to performance during the period, both in the sector and the overall portfolio. The company owns 80 percent of the Rosia Montana Project, one of the largest undeveloped gold projects in the world. In November of last year, the company announced the addition of a major shareholder and the news significantly lifted the company’s stock price. Newmont Mining, one of the world’s largest gold producers, with significant assets and/or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand, and Mexico, also made significant contributions to performance. Newmont reported soaring profits in the first quarter of 2010 as the company benefited from higher gold prices. During the second quarter of 2010, Lihir Gold Ltd. (“Lihir”), a gold producer in the Australasian region with operations in Papua New Guinea, Australia and West Africa, announced its merger with Newcrest Mining Ltd. The merger was completed near the end of September and all Lihir shares were converted into Newcrest Mining Limited shares.

The consumer discretionary sector was the largest detractor from relative returns during the period. Consumer discretionary was the best performing sector in the benchmark and the Fund maintained an underweight allocation, thereby detracting from relative returns. Although no single stock was a standout detractor, Japanese television broadcasting station TV Asahi Corp., was the largest detractor within the sector. Many of the Fund’s holdings in the sector are concentrated in Japan, and the continued anemic capital market conditions in that country contributed to the underperformance.

Top Ten Holdings* as of October 31, 2010 (as a percent of net assets)
Nippon Telegraph & Telephone Corp.	4.3%
Barrick Gold Corp.	3.8%
Newmont Mining Corp.	3.7%
Cameco Corp.	3.0%
Newcrest Mining Ltd.	3.0%
Tesoro Corp.	2.8%
Thales S.A.	2.4%
ERG S.p.A.	2.0%
OAO Gazprom ADR	2.0%
Lockheed Martin Corp.	2.0%

* Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

French aerospace systems and industrial electronics manufacturer Thales S.A. (“Thales”) was the largest individual detractor in the Fund for the period. The company’s share price declined notably in mid-February after the company reported fiscal year 2009 earnings results below many analyst expectations and issued a cautious outlook for 2010. Shares continued to decline through early September, possibly due to investor concerns in regards to defense cuts. Thales is a top defense electronics company with leading positions in most of its businesses and despite the share price weakness, we believe the company’s long-term fundamentals, as well as its intrinsic value, remain the same.

Current Strategy and Outlook: We believe that the sustainability of the market’s recent rally is suspect due to many factors. Trading volumes are lower, fund flows for U.S. equity mutual funds are negative, and we cannot ignore the synchronous movement in many asset classes. Economic fundamentals for most of the developed world suggest an anemic recovery, questions remain about the health of the financial system, and the term “currency wars” is cited on a daily basis in news periodicals as governments grapple with protecting their economic interests. While a “currency war” may not come to fruition, in our opinion, political posturing will serve to increase global tensions and provide fertile ground for volatility. We firmly believe that volatility provides opportunity. We continue to believe that sovereign debt is generally overvalued and the returns on cash will do little to preserve purchasing power. We believe equities should still reward investors that are willing to understand the fundamentals of a company’s business. As always, we will apply rigorous fundamental research, question assumptions and invest our client’s money for long-term capital appreciation.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class I September 6, 2006		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	14.97%	10.98%	1.94%	—		—
Class B(2)	16.07%	11.23%	1.83%	—		—
Class C(3)	20.04%	11.50%	1.84%	—		—
Class I	22.49%	—	—	10.91%		—
Class W	22.23%			—		22.58%
Excluding Sales Charge:
Class A	21.97%	12.30%	2.54%	—		—
Class B	21.07%	11.49%	1.83%	—		—
Class C	21.04%	11.50%	1.84%	—		—
Class I	22.49%	—	—	10.91%		—
Class W	22.23%			—		22.58%
MSCI ACWISM*(4)	14.10%	3.69%	2.70%	(0.70	)%(5)	21.43%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

*	Prior to October 31, 2002, the index did not include the deduction of withholding taxes.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI ACWISM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(5)	Since inception performance for the index is shown from September 1, 2006.

Prior to April 24, 2006, the Fund was advised by a different sub-adviser.

ING ASIA-PACIFIC REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
Hong Kong	30.9%
Japan	29.2%
Australia	23.7%
Singapore	15.1%
Other Assets and Liabilities — Net*	1.1%
Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund (“Asia-Pacific Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA, both of ING Clarion Real Estate Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.68% compared to the S&P Asia-Pacific Property Index which returned 17.12% for the same period.

Portfolio Specifics: The past twelve months have been a period of positive total returns for Asia-Pacific real estate stocks, which advanced as improving capital market conditions and improving economic conditions have benefited investors. In most Asia-Pacific markets, with the exception of Japan, economic growth continues to meet and in some cases exceed its long-term average growth rate. As a result, central bankers in most Asia-Pacific markets are beginning to show a bias toward tightening. Additionally, the central governments of China and Singapore have introduced austerity measures designed to slow the appreciation of their residential markets.

The Fund outperformed its benchmark during the period as the result of stock selection, which was positive in all markets except Hong Kong. Fund holdings in Singapore and Australia accounted for the majority of the relative outperformance. Stock selection in Japan also added value. Country selection decisions detracted modestly from relative performance as the benefit of an underweight to the underperforming Japanese market was more than offset by an overweight to the underperforming Australian, Hong Kong and Singapore markets.

Current Strategy and Outlook: The Fund continues to maintain a bias toward what we believe are high-quality companies. We remain overweight sectors which stand to benefit from an economic recovery, including the shorter lease length sectors as well as certain office markets in the region. We remain underweight property types which conversely react more slowly to economic recovery. Our outlook remains predicated on the assumption of gradual but steady global economic growth.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
Sun Hung Kai Properties Ltd.	9.2%
Westfield Group	8.8%
Mitsubishi Estate Co., Ltd.	8.2%
Cheung Kong Holdings Ltd.	7.2%
Mitsui Fudosan Co., Ltd.	6.1%
Hongkong Land Holdings Ltd.	3.8%
Hang Lung Properties Ltd.	3.6%
Stockland	3.5%
Sumitomo Realty & Development Co., Ltd.	3.2%
CapitaLand Ltd.	3.0%

Portfolio holdings are subject to change daily.

We believe that the rationale for an Asia-Pacific listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the real estate investment trust (“REIT”) structure globally. We expect that real estate fundamentals will, as in the past, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to believe listed property companies are well-positioned to grow cash flow per share on a sustained basis in the current economic environment and are trading at reasonable valuations. Through an approximate 3% dividend yield, fundamentals which appear to be bottoming and access to the capital markets, we believe property stocks should be well-positioned to deliver modestly attractive total returns over the next several years.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING ASIA-PACIFIC REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Classes A, B, C, and I November 1, 2007
Including Sales Charge:
Class A(1)	11.83%	(12.75)%
Class B(2)	12.69%	(12.56)%
Class C(3)	16.64%	(11.79)%
Class I	18.95%	(10.91)%
Excluding Sales Charge:
Class A	18.68%	(11.04)%
Class B	17.69%	(11.78)%
Class C	17.64%	(11.79)%
Class I	18.95%	(10.91)%
S&P Asia-Pacific Property Index(4)	17.12%	(10.87)%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Asia-Pacific Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)	The S&P Asia-Pacific Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries in the Asia Pacific region, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

ING EMERGING COUNTRIES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
Brazil	16.1%
South Korea	12.4%
China	11.0%
Hong Kong	8.0%
Taiwan	7.4%
India	7.2%
Russia	5.3%
South Africa	4.4%
Mexico	3.9%
Emerging Markets	3.1%
Indonesia	2.5%
Thailand	1.7%
Countries between 1.0%–1.6%(1)	4.8%
Countries less than 1.0%(2)	6.1%
Other Assets and Liabilities — Net*	6.1%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.
(1) Includes four countries, which each represents 1.0%–1.6% of net assets.
(2) Includes ten countries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (“Emerging Countries” or the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Guy Uding, Patrick den Besten and Eric Anderson, Portfolio Managers of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.*

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.17%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 23.56% for the same period.

Portfolio Specifics: Over the fiscal year, emerging markets generally outperformed developed markets, driven by a global search for yield. During April 2010, markets came under significant pressure — particularly in Central and Eastern Europe driven by increased sovereign debt fears in response to the fiscal problems in Greece. Emerging markets recovered after investors realized that sovereign risks were concentrated in the “PIIGS” countries (Portugal, Ireland, Italy, Greece and Spain) and corporate and government balance sheets in emerging markets were sound.

The combination of an ongoing global economic recovery, loose monetary policy and the additional tailwind of the second round of quantitative easing provided a benign backdrop for global equities. Strong economic growth numbers from China supported commodity prices. This also supported the currencies of commodity exporting countries.

The Fund’s performance lagged the benchmark for the period. Until June 2010, the Fund predominantly focused on three key investment themes: 1) a high level of risk appetite among investors; 2) strong commodity prices; and 3) demand-driven, domestic growth in many emerging markets. The Fund played the risk appetite theme by means of overweight positions in high-risk, Eastern European markets such as Hungary, Poland and Turkey, which were hit by sovereign fears. Overweight positions in commodity exporting countries such as Indonesia, Russia and Brazil reflected the commodity theme.

The domestic demand theme was incorporated through overweight positions in China, Egypt and Peru. The Fund stayed underweight in the more defensive markets of Malaysia and Chile. After June, performance picked up as the Fund increased focus more towards the traditional “BRIC” economies (Brazil, Russia, Indian and China). The Fund added to Chinese commodity related stocks, increased exposure to India by adding to financials (public banks) and reduced consumer underweights in South Korea and Malaysia at the expense of Central and Eastern Europe and South Africa.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
iShares MSCI South Korea Index Fund	3.8%
iShares MSCI Emerging Markets Index Fund	3.1%
Samsung Electronics Co., Ltd.	2.5%
HON HAI Precision Industry Co., Ltd.	2.2%
iShares FTSE/Xinhua A50 CHINA Index ETF	1.9%
America Movil SA de CV — Series L ADR	1.9%
Petroleo Brasileiro S.A.	1.8%
CNOOC Ltd.	1.8%
Cia Vale do Rio Doce	1.7%
Petroleo Brasileiro SA ADR	1.7%

Portfolio holdings are subject to change daily.

During the period the Fund was overweight energy, consumer discretionary and consumer staples, which we believe is the best way to play the domestic demand theme. The middle class population is growing rapidly in many emerging countries and, with real wages growing, is becoming an increasingly important driver of economic growth. We funded the overweight positions by underweighting defensive sectors such as health care, telecommunications and utilities.

Country selection hurt performance while stock picking helped. The Fund’s relative performance was hurt by the strong performance of small markets while big markets like China and Brazil lagged, but the relative losses from the Fund’s overweights in those markets were more than offset by favorable stock selection. Sector allocation was a net detractor from results, but security selection contributed strongly, particularly in the consumer discretionary, energy and industrials sectors. Selection detracted in telecommunications services and financials. Stocks that contributed significantly to results included Pacific Rubiales, Kia Motors Corp., Chinese web search engine Baidu Inc. and OGX. The biggest detractors included Itau Unibanco Banco Multiplo S.A. in Brazil, America Movil S.A.B. de C.V. of Mexico, OTP Bank NyRt of Hungary and Petrobras Petroleo Brasileiro.

Current Strategy & Outlook: We believe the fundamental backdrop for emerging markets remains strong and will remain one of the important drivers of the global economy. With regard to regions, the Fund is neutral; it is overweight the BRIC countries as they are more consumption driven and is underweight the generally cyclical countries such as Taiwan and Korea. The Fund does not have large sector exposures and retains a more cyclical bias in terms of sectors.

Currently we see four important themes: under-penetration of financial services, the strengthening of domestic consumers, fixed asset investments and increasing demand for commodities. The under-penetration of financial services is particularly obvious in Indonesia, Turkey, Russia and Peru and we have selected companies like Sberbank of Russian Federation, Turkiye Garanti Bankasi A.S., Bank Mandiri Persero TBK PT and Banco Do Brasil S.A. On the consumer theme, the Fund has focused on names likes X5 Retail Group N.V. in Russia, the Brazilian homebuilders like Cyrela Brazil Realty S.A., Kia, and China Yurun Food Group Ltd. For fixed asset investment, we focus on machinery and equipment companies such as Lonking Holdings Ltd and Samsung Engineering.

Commodity demand has led the Fund to invest in energy exploration and production companies such as OGX Petroleo e Gas Participacoes SA and Pacific Rubiales Energy Corp.

*	Effective July 15, 2010, Guy Uding, Patrick den Besten and Eric Anderson replaced Jan-Wim Derks, Michael Bootsma and Roberto Lampl as portfolio managers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING COUNTRIES FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class I December 21, 2005		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	15.15%	4.82%	6.29%	—		—
Class B(2)	16.24%	4.92%	6.20%	—		—
Class C(3)	20.26%	5.26%	6.07%	—		—
Class I	22.70%	—	—	4.86%
Class W	22.57%	—	—	—		(4.92)%
Excluding Sales Charge:
Class A	22.17%	6.07%	6.93%	—		—
Class B	21.24%	5.25%	6.20%	—		—
Class C	21.26%	5.26%	6.07%	—		—
Class I	22.70%	—	—	4.86%
Class W	22.57%	—	—	—		(4.92)%
MSCI EM IndexSM(4)	23.56%	14.94%	14.96%	12.26	%(5)	3.00	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover.

The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

*	Prior to October 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for index is shown from January 1, 2006.

(6)	Since inception performance for index is shown from February 1, 2008.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING EUROPEAN REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
United Kingdom	32.7%
France	31.1%
Netherlands	8.7%
Switzerland	7.4%
Germany	4.2%
Sweden	3.3%
Austria	3.2%
Belgium	3.1%
Finland	1.3%
Norway	1.1%
Luxembourg	1.0%
Italy	0.4%
Other Assets and Liabilities — Net*	2.5%
Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

ING European Real Estate Fund (“European Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.00% compared to the S&P Europe Property Index, which returned 10.87% for the same period.

Portfolio Specifics: The past twelve months have been a period of positive total returns for European real estate stocks, which advanced, due primarily to improving conditions in the capital markets, which have benefited investors. Mixed economic news continues to remind investors that patience will be required in this recovery as growth rates in many markets will remain challenged as economists are forecasting economic growth in the European region to fall short of average long-term growth rates. Markets have benefited from the better than expected results of the bank stress tests this summer as well as the release of the Basel III standards, which give banks the better part of the decade to meet the new capital requirements.

In addition to strong absolute returns, the Fund outperformed the benchmark for the period as the result of strong stock selection, which was most pronounced in the U.K., Dutch, French and Austrian markets and accounted for the majority of relative outperformance. Stock selection in Germany and Switzerland also added value during the period.

Relative performance was tempered by sub-par country allocation decisions as an underweight to the outperforming Swedish and Swiss markets along with an overweight to the underperforming U.K. market hindered relative performance during the period.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
Unibail	16.4%
Land Securities Group PLC	7.4%
British Land Co. PLC	6.8%
Corio NV	5.0%
Swiss Prime Site AG	4.5%
Hammerson PLC	3.7%
Immofinanz Immobilien Anlagen AG	3.2%
Derwent Valley Holdings PLC	3.1%
PSP Swiss Property AG	2.9%
Fonciere Des Regions	2.9%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The Fund continues to maintain a bias toward what we believe are high-quality companies as we remain cautious on the region on expectations for sub-par economic growth as well as potential headwinds that, in our opinion, will likely be encountered as sovereign debt issues will need to be addressed with more persistence. By property type, we remain overweight sectors and geographies which stand best-positioned to benefit from an economic recovery, including the shorter lease length sectors as well as certain office markets, primarily London. We remain underweight property types which conversely react more slowly to economic recovery. We prefer companies that we believe offer more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our longer-term outperformance.

We believe that the investment rationale for a European listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the real estate investment trust (“REIT”) structure globally. We expect that real estate fundamentals will, as in the past, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to believe listed property companies are well-positioned to grow cash flow per share on a sustained basis in the current economic environment and are trading at reasonable valuations. Through an approximate 4% dividend yield, fundamentals which appear to be bottoming and access to the capital markets, we believe property stocks should be well-positioned to deliver modestly attractive total returns over the next several years.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EUROPEAN REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Classes A, B, C, and I November 1, 2007
Including Sales Charge:
Class A(1)	6.47%	(7.63)%
Class B(2)	7.24%	(7.32)%
Class C(3)	11.40%	(6.58)%
Class I	13.41%	(5.53)%
Excluding Sales Charge:
Class A	13.00%	(5.78)%
Class B	12.24%	(6.50)%
Class C	12.40%	(6.58)%
Class I	13.41%	(5.53)%
S&P Europe Property Index(4)	10.87%	(13.50)%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING European Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)	The S&P Europe Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed European countries, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
United States	44.9%
United Kingdom	8.0%
China	6.7%
Switzerland	6.5%
Brazil	4.9%
Japan	4.0%
Hong Kong	3.6%
France	3.3%
Canada	2.5%
Germany	2.3%
Netherlands	2.0%
South Korea	1.7%
Countries between 0.9%–1.4%(1)	4.3%
Countries less than 0.9%(2)	4.3%
Other Assets and Liabilities — Net*	1.0%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.
(1) Includes four countries, which each represents 0.9%–1.4% of net assets.
(2) Includes seven countries, which each represents less than 0.9% of net assets.

Portfolio holdings are subject to change daily.

ING Global Opportunities Fund (“Global Opportunities” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Tycho van Wijk, Dirk-Jan Verzuu and Tjeert Keijzer, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.49% compared to the MSCI All Country World IndexSM, which returned 14.10% for the same period.

Portfolio Specifics: Artio Global Management LLC (for the period from October 31, 2009 through June 30, 2010) — During the period, the Fund’s Class A shares had a return of (7.32)%, underperforming the (6.21)% return for its benchmark, the MSCI All Country World (ex-US) Index. Broadly speaking, country and stock selection within emerging markets had a negative impact on returns while sector allocation decisions within developed markets had a positive impact. Cash and currency decisions had a positive impact, particularly the decision to hedge a portion of the euro back into the U.S. dollar. The period witnessed bouts of extreme market volatility as the sovereign debt crisis and worries over European bank stress tests took center stage. Concerns by investors over the long-term viability of the euro were a contributing factor to volatility, with the euro declining versus the US dollar into the early part of June. Within emerging markets, financial positions in China, Hungary, the Czech Republic and Poland underperformed. While the Fund’s overweight to the Ukraine proved positive, it was not enough to offset the financials positioning. The Fund’s continued underweight to Japan detracted as did stock selection. On a positive note, within developed markets, stock selection within materials along with the Fund’s overweight to this sector contributed to performance. In particular, gold-related positions as well as other mining companies exhibited strong returns over the review period. Finally, the Fund’s underweight to BP PLC, one of the largest components of the benchmark, proved beneficial as the stock suffered severe declines during the heat of the oil spill disaster.

ING Investment Management Advisors B.V. (for the period from June 30, 2010 through October 31, 2010) — During the period, the Fund’s Class A shares had a return of 18.14%, slightly underperforming the 18.47% return for its benchmark, the MSCI All Country World IndexSM. Macroeconomic headlines dominated many of the world stock markets during the Fund’s fiscal year. Emerging economies outpaced the developed world at the beginning of the fiscal period. In response, investors left the “safe haven” of U.S. Treasury debt and embraced riskier assets. However, in spring 2010 the world saw the sovereign debt crisis unfold in Western Europe. This caused a flight to quality and the U.S. dollar became a safer bet. As governments and central banks helped to rectify the situation, risky assets provided investors with positive returns. Against the backdrop of easy monetary policy, the U. S. dollar weakened and investors benefited from placing their assets overseas.

The investment process aims to identify a sufficient number of attractive global investment themes and to diversify investments across these themes to support a balanced risk/return profile of the overall portfolio. The Fund’s “Digital Revolution” theme has added the most to results. U.S. information technology (IT) company Citrix Systems Inc. was the best performer in the portfolio. The company is active in our sub-theme “virtualization.” NetApp Inc. was another strong performer in this theme. The “Economic Growth” theme staged a comeback as equity markets rose again. UK mining company Xstrata PLC and Brazilian agricultural play SLC Agricola S.A. benefited from the rally in commodities. In the same theme, Chinese agricultural group Chaoda Modern Agriculture (Holdings) Ltd. was the largest underperformer. The company surprised the market announcing a U.S. $356 million rights offering to expand growth. Burger King Holdings Inc. was a strong performer in the “Changes in consumer behavior” theme. The share price jumped when private equity firm 3G Capital bid for the company.

Top Ten Holdings* as of October 31, 2010 (as a percent of net assets)
Apple, Inc.	2.5%
Citrix Systems, Inc.	2.1%
SPDR S&P Biotech ETF	2.0%
Citigroup, Inc.	2.0%
Adobe Systems, Inc.	1.9%
Monsanto Co.	1.8%
HSBC Holdings PLC	1.7%
BP PLC	1.5%
SLC Agricola SA	1.4%
Symantec Corp.	1.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

During the period we added to the Fund’s Citigroup Inc. position, as we believe the regulatory environment for financials has improved. Global support for banks from governments is an important sub-theme of our “Social and Political change” theme. We sold the Fund’s position in Australian investment bank Macquarie Group Ltd. which suffered from senior level resignations. In August BHP Billiton Ltd. launched a bid for Potash Corp. of Saskatchewan Inc. We subsequently sold Potash as the bid represented a significant premium to the share prior price. We added Kurita Water Industries Ltd. from Japan to the “Environmental Change” theme. We believe this expert in water treatment systems will benefit from strong demand for water equipment in Taiwan, China and Korea. In the same theme we bought a position in Veeco Instruments Inc., a supplier of technology for LED and solar technology producers and related industries. LED technology is a more energy-efficient way of producing light and is a sub-theme of the main “Environmental Change” theme. In October we took profit in food and household goods producer Procter & Gamble Co. Although we like the company’s exposure within our Economic Growth theme, we believe we can find similar exposure at lower valuations elsewhere. We also sold U.S. retailer Wal-Mart Stores, Inc. on concerns about slowing U.S. consumption. The Fund added Mexican construction company Empresas ICA to the Economic Growth theme. The company builds houses, dams, highways and other infrastructure related buildings. Estimates for infrastructure spending in Latin-America range from $600 billion to almost $1 trillion in the next five years. We believe the Mexican government is committed to infrastructure investing and Empresas should benefit from that. The Fund participated in the initial public offering of AIA Group Ltd., an insurance company with business in numerous Asian countries. Insurance penetration in Asia is still relatively low and we expect a secular growth path for the coming years.

Current Strategy and Outlook: We believe that our main investment themes represent the most important forces driving companies and economies. On a sub-theme level, we expect shifts over the course of the year, mostly within emerging markets. We believe that the level of self-sustained economic growth and prosperity in emerging markets will increase. Therefore, we will shift our attention to local, domestic drivers of growth, particularly in Asia. Initially we expect political forces to drive this trend although broader social change could enhance it later. We believe this social change will be most visible in consumer behavior. In developed markets we expect that technology will play an ever greater role in both the industrial and service economies. Multiple factors drive this trend: pressures to increase efficiency and lower costs, the push for a cleaner environment and demographic shifts that will affect working populations in many countries.

*	Effective June 30, 2010, ING Investment Management Advisors B.V. replaced Artio Global Management LLC as the sub-adviser to the Fund. In addition, the Fund’s name, benchmark and principal investment strategies changed.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL OPPORTUNITIES FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	Since Inception of Class A July 1, 2003	Since Inception of Class B July 8, 2003		Since Inception of Class C July 7, 2003		Since Inception of Class I September 8, 2003		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	3.23%	1.07%	6.47%	—		—		—		—
Class B(2)	3.74%	1.14%	—	6.14%		—		—		—
Class C(3)	7.74%	1.50%	—	—		6.19%		—		—
Class I	9.94%	2.62%	—	—		—		7.02%		—
Class W	9.87%	—	—	—		—		—		(8.62)%
Excluding Sales Charge:
Class A	9.49%	2.27%	7.34%	—		—		—		—
Class B	8.74%	1.49%	—	6.14%		—		—		—
Class C	8.74%	1.50%	—	—		6.19%		—		—
Class I	9.94%	2.62%	—	—		—		7.02%		—
Class W	9.87%	—	—	—		—		—		(8.62)%
MSCI ACWISM(4)	14.10%	3.69%	7.80%	7.80	%(6)	7.80	%(6)	7.32	%(7)	(3.37	)%(8)
MSCI ACWI (ex-US)(5)	12.62%	5.74%	11.27%	11.27	%(6)	11.27	%(6)	10.69	%(7)	(3.19	)%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI ACWISM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(5)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(6)	Since inception performance for the index is shown from July 1, 2003.

(7)	Since inception performance for the indices is shown from September 1, 2003.

(8)	Since inception performance for the indices is shown from February 1, 2008.

ING GREATER CHINA FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
Hong Kong	39.0%
China	36.1%
Taiwan	23.1%
Other Assets and Liabilities — Net	1.8%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Greater China Fund (“Greater China” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA of ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.49% compared to the MSCI All Countries Golden Dragon IndexSM, which returned 15.78% for the same period.

Portfolio Specifics: The MSCI All Countries Golden Dragon IndexSM returned 15.78% in U.S.-dollar terms in the year ended October 31, 2010. China’s stock market underperformed the index during the period. China’s gross domestic product growth peaked at 11.9% year-over-year (“YoY”) in the first quarter of 2010 and slowed down to 9.6% YoY in the third quarter of 2010 due to government tightening policies, such as raising bank reserve requirements and property market measures. The renminbi started to strengthen in June after trading in a narrow band for two years. The Chinese government also launched a pilot scheme to promote the use of offshore renminbi as a settlement and investment currency in the region. The Hong Kong market performed strongly during the period thanks to the recovery in its property sector, while the Hong Kong dollar peg to the U.S. dollar led to rising asset price expectations. Taiwan’s stock market also performed well. China-related plays, such as airlines and tourism stocks, performed well due to the influx of Chinese tourists into Taiwan.

The Fund’s stock selection in the consumer discretionary and financial sectors worked well, since those sectors were the prime beneficiaries of rising domestic demand. Stock selection in industrials also worked well, where companies with cost advantages were able to continue to gain share in overseas markets. Selection in energy detracted from results. Also, an underweight of consumer staples and an overweight of financials hurt performance. The consumer staples sector was trading at high valuations; despite that, the favorable consumption theme in China continued to attract new money inflows and the Fund’s underweight thus hurt performance.
Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
China Mobile Ltd.	5.5%
Bank of China Ltd.	5.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.1%
BOC Hong Kong Holdings Ltd.	2.7%
China Life Insurance Co., Ltd.	2.7%
Chow Sang Sang Holdings International Ltd.	2.6%
CNOOC Ltd.	2.6%
HongKong Electric Holdings	2.4%
Wharf Holdings Ltd.	2.3%
Yanzhou Coal Mining Co., Ltd.	2.2%

Portfolio holdings are subject to change daily.

The Fund’s off-benchmark position in Chow Sang Sang Holdings International Ltd., a high-end jewelry retailer, made the largest single contribution to portfolio results, thanks to strong demand from Chinese customers. Yanzhou Coal Mining Co. Ltd. also benefited the Fund. The company reported stronger than expected results after an acquisition in Australia and an accounting earnings boost from the rising Australian dollar. An underweight of Bank of China Ltd. and an overweight of its subsidiary BOC Hong Kong (Holdings) Ltd. also worked well as these companies were beneficiaries of the renminbi internationalization theme. The Fund’s off-benchmark positions in Real Gold Mining Ltd. and Zhaojin Mining Industry Co. Ltd. benefited Fund results thanks to stronger gold prices.

Significant detractors for the period included the Fund’s off-benchmark positions in Glorious Property Holdings Ltd. and New Environmental Energy Holdings Ltd., overweights of Jiangxi Copper Co. Ltd. and Lite-On Technology Corp., lack of exposure to Belle International Holdings Ltd. and an underweight of Tencent Holdings Ltd. The Chinese property sector faced policy headwinds, which hurt Glorious Property. The information technology sector in Taiwan suffered from the lackluster global economic environment, which negatively impacted stocks such as Lite-On Technology.

Current Strategy and Outlook: We believe the Chinese market may continue to offer better growth opportunities than the developed world given its solid economic performance. We do not expect aggressive rate hikes in China — external markets are still concerned that overly ambitious tightening may pressure the renminbi upward. The renminbi internationalization theme continues to strengthen with development in the foreign-exchange and bond markets. In our opinion, the rising renminbi should also be beneficial to the offshore listed Chinese stocks such as the H shares and red chips. We are also positive on selected mid-cap retail stocks, as we believe demand from Chinese consumers is likely to be sustained. Finally, we are still positive on selected gold mining companies that we believe will benefit from strong gold prices.

We believe asset appreciation will continue in Hong Kong given its currency peg to the U.S. dollar. In Taiwan, we continue to like cross-strait beneficiaries such as hotels, retail and transportation companies. Given the less positive outlook for the technology sector, we remain underweight Taiwan in favor of other domestic focused markets in Greater China.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GREATER CHINA FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Class A December 21, 2005		Since Inception of Class B January 6, 2006		Since Inception of Class C January 11, 2006		Since Inception of Class I May 8, 2006		Since Inception of Class O June 4, 2008
Including Sales Charge:
Class A(1)	9.80%	14.20%		—		—		—		—
Class B(2)	10.61%	—		13.23%		—		—		—
Class C(3)	14.64%	—		—		13.39%		—		—
Class I	16.97%	—		—		—		11.07%		—
Class O	16.49%	—		—		—		—		2.81%
Excluding Sales Charge:
Class A	16.49%	15.60%		—		—		—		—
Class B	15.61%	—		13.49%		—		—		—
Class C	15.64%	—		—		13.39%		—		—
Class I	16.97%	—		—		—		11.07%		—
Class O	16.49%	—		—		—		—		2.81%
MSCI All Countries Golden Dragon IndexSM(4)	15.78%	12.53	%(5)	12.53	%(5)	12.53	%(5)	9.71	%(6)	0.63	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Greater China Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI All Countries Golden Dragon IndexSM is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.

(5)	Since inception performance for the index is shown from January 1, 2006.

(6)	Since inception performance for the index is shown from May 1, 2006.

(7)	Since inception performance for the index is shown from June 1, 2008.

ING INDEX PLUS INTERNATIONAL EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
Japan	20.1%
United Kingdom	19.2%
Germany	8.3%
Australia	8.0%
France	6.7%
Switzerland	6.1%
Netherlands	5.0%
Sweden	4.5%
Spain	3.7%
Italy	3.2%
Hong Kong	3.0%
Finland	2.8%
Countries between 1.4%–1.5%(1)	4.4%
Countries less than 1.4%(2)	3.9%
Other Assets and Liabilities — Net*	1.1%
Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I.
(1) Includes three countries, which each represents 1.4%–1.5% of net assets.
(2) Includes eight countries, which each represents less than 1.4% of net assets.

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (“Index Plus International Equity” or the “Fund”) seeks to outperform the total return performance of the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Pranay Gupta and Vincent Costa, Portfolio Managers, both of ING Investment Management Co. — the Sub Adviser.*

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.17% compared to the MSCI EAFE® Index, which returned 8.36% for the same period.

Portfolio Specifics: The Fund’s strategy is designed to add value to the MSCI EAFE® Index through bottom-up security selection on the basis of customized sector models while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The Fund is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

For the reporting period, valuation factors were effective in Asia, but not so in Europe. Momentum and quality factors were effective in Europe, but this was not the case in Asia.

The Fund’s outperformance for the reporting period was due to security selection. Stock selection in Europe was a positive for the Fund, particularly in the energy and industrials sectors. Underweights in BP PLC and Total SA helped performance, along with overweights in capital goods stocks such as Wartsila Oyj and Atlas Copco AB. These gains were somewhat offset in Europe by poor selection in the consumer discretionary and telecommunications sectors.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
HSBC Holdings PLC	1.6%
iShares MSCI EAFE Index Fund	1.4%
BP PLC	1.4%
Nestle S.A.	1.3%
Novartis AG	1.3%
BHP Billiton Ltd.	1.2%
Vodafone Group PLC	1.1%
Siemens AG	1.1%
BHP Billiton PLC	1.1%
Total S.A.	1.1%

Portfolio holdings are subject to change daily.

In Asia, stocks selection was also a positive. Consumer discretionary and industrials were the best performing sectors here. Strong selection in retail, including stocks such as Jardine Cycle & Carriage Ltd. and USS Co. Ltd. benefited results. Exposure to capital goods producers was a positive for performance, including overweights in Itochu Corp. and Sumitomo Corp. Selection in the materials and technology sectors was negative for Asia. Sector allocation was not a significant contributor to performance

Current Strategy and Outlook: By design, the Fund maintains approximate benchmark weights of the regions, economic sectors, and industries constituting the MSCI EAFE® Index and is expected to track the benchmark relatively closely. Stock selection flows from the in-sector/industry ranking models. Portfolio construction and risk control are utilized to attempt to ensure the characteristics of the Fund stay within an acceptable band around the benchmark. Our most attractively ranked stocks may have overweights of up to half a percentage point above their weightings in the index; for risk control purposes the maximum allowable underweight per security is half a percentage point below its weighting in the index.

*	Effective June 30, 2010, ING Investment Management Co. replaced ING Investment Management Advisors B.V. as the sub-adviser to the Fund. Effective September 28, 2010, Martin Jansen was removed as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS INTERNATIONAL EQUITY FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Classes A and I December 21, 2005		Since Inception of Classes B and C January 12, 2006		Since Inception of Class O November 9, 2007
Including Sales Charge:
Class A(1)	2.84%	(0.63)%		—		—
Class B(2)	3.30%	—		(1.22)%		—
Class C(3)	7.35%	—		(0.91)%		—
Class I	9.46%	1.09%		—		—
Class O	9.10%	—		—		(8.67)%
Excluding Sales Charge:
Class A	9.17%	0.58%		—		—
Class B	8.30%	—		(0.87)%		—
Class C	8.35%	—		(0.91)%		—
Class I	9.46%	1.09%		—		—
Class O	9.10%	—		—		(8.67)%
MSCI EAFE® Index(4)	8.36%	1.94	%(5)	1.94	%(5)	(9.60	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus International Equity Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for the index is shown from January 1, 2006.

(6)	Since inception performance for the index is shown from November 1, 2007.

ING INTERNATIONAL CAPITAL APPRECIATION FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
United Kingdom	14.9%
Japan	10.6%
China	8.4%
Switzerland	8.3%
Germany	7.3%
France	6.8%
Brazil	6.6%
Canada	6.3%
Australia	6.2%
Hong Kong	5.6%
Denmark	2.2%
Luxembourg	1.9%
Countries between 1.5%–1.7%(1)	6.4%
Countries less than 1.5%(2)	8.0%
Other Assets and Liabilities — Net*	0.5%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.
(1) Includes four countries, which each represents 1.5%–1.7% of net assets.
(2) Includes eight countries, which each represents less than 1.5% of net assets.

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund (“International Capital Appreciation” or the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.63%, compared to the MSCI All Country World (ex-US) Index SM (“MSCI ACWI ex-USSM”), which returned 12.62% for the same period.

Portfolio Specifics: International equity markets enjoyed positive absolute returns over the past year. The Fund, despite posting positive absolute returns, underperformed the MSCI ACWI ex-USSM Index during the year ending October 31, 2010. The majority of the Fund’s underperformance was driven by security selection.

According to attribution, the industrials, financials and consumer discretionary sectors were the largest detractors over the past year, due primarily to negative security selection. Within the industrials sector, global wind turbine manufacturer Vestas Wind Systems A/S and Japanese battery maker and diesel particulate filter manufacturer NGK Insulators Ltd. were the largest detractors from relative performance. Within the financials sector, Canadian insurance company Manulife Financial Corp. was the largest detractor followed by French insurer AXA S.A. The information technology and healthcare sectors were the largest contributors over the past year due primarily to positive security selection. Within the information technology sector, UK technology company, ARM Holdings PLC was the largest contributor to performance as the introduction of new tablet devices spurred demand expectations for ARM processors. Within the healthcare sector, Novo-Nordisk was a large contributor to performance as the company continued to capitalize on opportunities.

Top Ten Holdings* as of October 31, 2010 (as a percent of net assets)
Cameco Corp.	2.1%
Fanuc Ltd.	2.1%
Vale S.A. ADR	2.1%
Autonomy Corp. PLC	2.0%
BHP Billiton Ltd.	1.9%
Millicom International Cellular S.A.	1.9%
Rio Tinto Ltd.	1.9%
Tencent Holdings Ltd.	1.8%
Wacker Chemie AG	1.8%
Agile Property Holdings Ltd.	1.8%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Attribution indicates that from a regional perspective, North America (Canada), emerging markets and Pacific ex-Japan were detractors from relative performance, primarily due to security selection. Within emerging markets, oil giant Petroleo Brasileiros S.A. and Chinese infrastructure company China Communications Construction Co. Ltd. detracted from relative performance. Within the Pacific ex-Japan region, apparel retailer Esprit Holdings Ltd. detracted from performance. Europe was the largest contributor to relative performance due to positive stock selection in the region. Stocks that contributed to the positive performance in Europe included mobile phone operator Millicom International Cellular S.A. and German poly-silicon producer Wacker Chemie AG.

Current Strategy and Outlook: In our opinion, economic prospects are poised to improve during the next several years led by emerging markets, which may potentially drive overall global economic growth. We are still favorably disposed towards international equities. From a strategic perspective we remain constructive on emerging market equities. Uncertainties still remain, such as sovereign risk and slowing economic growth in the developed world. As always, we remain focused on company specific opportunities and overall portfolio positioning is reflective of those individual decisions in the context of our overall macro, sector and regional risk controls.

We continue to actively pursue a disciplined, consistent approach that seeks to select stocks from what we believe are high quality companies with strong secular growth profiles and compelling competitive advantages. We believe the Fund is well positioned to capitalize on good growth opportunities over the coming year.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL CAPITAL APPRECIATION FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Classes A and I December 21, 2005		Since Inception of Class B January 9, 2006		Since Inception of Class C January 24, 2006		Since Inception of Class W August 7, 2009
Including Sales Charge:
Class A(1)	5.22%	0.93%		—		—		—
Class B(2)	5.73%	—		0.14%		—		—
Class C(3)	9.80%	—		—		0.80%		—
Class I	12.11%	2.53%		—		—		—
Class W*	11.85%	—		—		—		14.04%
Excluding Sales Charge:
Class A	11.63%	2.17%		—		—		—
Class B	10.73%	—		0.53%		—		—
Class C	10.80%	—		—		0.80%		—
Class I	12.11%	2.53%		—		—		—
Class W*	11.85%	—		—		—		14.04%
MSCI ACWI (ex-US)(4)	12.62%	4.21	%(5)	4.21	%(5)	2.82	%(6)	16.68	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Capital Appreciation Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for the index is shown from January 1, 2006.

(6)	Since inception performance for the index is shown from February 1, 2006.

(7)	Since inception performance for the index is shown from August 1, 2009.

*	Performance from since inception through March 7, 2010, reflects that of Class Q shares. On March 8, 2010, Class Q shareholders of the Fund were converted to Class W shares.

ING INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
Hong Kong	22.7%
Japan	18.8%
Australia	16.5%
United Kingdom	10.5%
Singapore	10.3%
France	9.7%
Canada	5.6%
Netherlands	1.5%
Sweden	1.2%
Switzerland:	1.1%
Norway	0.5%
Philippines	0.3%
India	0.1%
Other Assets and Liabilities — Net	1.2%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.46% compared to the S&P Developed ex-US Property Index which returned 16.38% for the same period.

Portfolio Specifics: The past twelve months have been a period of positive total returns for international real estate stocks, which have advanced as improving capital market conditions and economic conditions continue to benefit investors. Asia-Pacific property stocks posted the best performance over the past twelve months, followed by the European region. Mixed macro-economic news continues to remind investors that patience will be required in this recovery. In most Asia-Pacific markets, economic growth will likely meet or exceed its long-term average growth rates, while growth rates in many Western markets will remain challenged as economists are forecasting economic growth in many European markets to fall short of average long-term growth rates. This has led to a bifurcation of central bank policies as policy in the Western economies continues to be accommodative, while central bankers in most Asia-Pacific markets are beginning to show a bias toward tightening.

While absolute returns were strong during the period, the Fund lagged its benchmark as the result of both country allocation and stock selection decisions. The timing of country allocation decisions has hurt relative performance as an overweight to the underperforming Hong Kong market during the first quarter of 2010 as well as an overweight to the underperforming U.K. property market were the primary drivers of the allocation shortfall. An underweight to outperforming continental Europe during the third quarter also contributed to the relative lag. Stock selection also hampered relative returns during the period, primarily in the Asia-Pacific region as stock selection in Hong Kong, Japan and Singapore was a drag on performance. In Japan, an overweight exposure to the underperforming Tokyo majors (Mitsubishi Estate, Mitsui Fudosan and Sumitomo Realty) also hurt performance during the period. In Singapore, a modest overweight to underperforming Capitaland, Ltd. accounted for most of the relative underperformance. In Europe, fund positions in French retail companies detracted from relative performance during the period.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
Sun Hung Kai Properties Ltd.	7.8%
Mitsubishi Estate Co., Ltd.	7.6%
Unibail	6.6%
Westfield Group	5.7%
Cheung Kong Holdings Ltd.	5.5%
CapitaLand Ltd.	4.2%
Land Securities Group PLC	3.4%
Sumitomo Realty & Development Co., Ltd.	2.9%
Mitsui Fudosan Co., Ltd.	2.6%
Hongkong Land Holdings Ltd.	2.6%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The Fund continues to be positioned with a positive bias to the Asia-Pacific region and a cautious stance towards property companies in Europe, which we believe will continue to lag despite the outperformance in the third quarter of 2010. By property type, we remain overweight sectors which we believe stand to benefit from an economic recovery, including the shorter lease length sectors as well as certain office markets in the Asia-Pacific region. We remain underweight property types which conversely react more slowly to economic recovery. Our outlook remains predicated on the assumption of gradual but steady global economic growth.

We believe that the rationale for an international listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the real estate investment trust (“REIT”) structure globally. We expect that real estate fundamentals will, as in the past, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to believe listed property companies are well-positioned to grow cash flow per share on a sustained basis in the current economic environment and are trading at reasonable valuations. Through an average 3 to 4% dividend yield, fundamentals which appear to be bottoming and access to the capital markets, we believe international property stocks should be well-positioned to deliver modestly attractive total returns over the next several years.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Classes A, B, C and I February 28, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	5.96%	(0.10)%		—
Class B(2)	6.74%	0.08%		—
Class C(3)	10.65%	0.41%		—
Class I	12.90%	1.50%		—
Class W	12.80%	—		(4.90)%
Excluding Sales Charge:
Class A	12.46%	1.17%		—
Class B	11.74%	0.45%		—
Class C	11.65%	0.41%		—
Class I	12.90%	1.50%		—
Class W	12.80%	—		(4.90)%
S&P Developed ex-US Property Index(4)	16.38%	0.80	%(5)	(6.08	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P Developed ex-US Property Index (formerly, the S&P/ Citigroup BMI World Property ex-US Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

(5)	Since inception performance of the index is shown from March 1, 2006.

(6)	Since inception performance of the index is shown from February 1, 2008.

ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
Japan	17.2%
United Kingdom	15.9%
Germany	8.9%
Australia	5.9%
Switzerland	5.9%
France	5.4%
Canada	4.4%
Hong Kong	4.0%
Netherlands	3.5%
Singapore	3.4%
Italy	3.1%
South Korea	2.3%
Countries between 1.4%–2.2%(1)	10.0%
Countries less than 1.4%(2)	8.2%
Other Assets and Liabilities — Net*	1.9%
Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.
(1) Includes six countries, which each represents 1.4%–2.2% of net assets.
(2) Includes twenty one countries, which each represents less than 1.4% of net assets.

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund (“International SmallCap Multi-Manager or the ”Fund“) seeks maximum long term capital appreciation. Effective January 27, 2010, the Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (”Acadian“) and Schroder Investment Management North America Inc. (”Schroders“). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser.* The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: John R. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer, Constantine P. Papageorgiou, CFA, Vice President, Brian K. Wolahan, CFA, and Qi R. Zeng, CFA, Senior Vice President, all Portfolio Managers of Acadian**, and Matthew Dobbs, Portfolio Manager of Schroders.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.85% compared to the S&P Developed ex-US SmallCap Index and the S&P Euro-Pacific Asia Composite (”EPAC“) SmallCap Index, which returned 17.21% and 14.53%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve(1) — The fund outperformed the S&P Developed ex-US SmallCap Index by approximately 9.81%. during a volatile period which ultimately rewarded risk-oriented assets, particularly those in emerging markets. The fund saw outperformance at both the country and the stock level. Significant return came from allocations to several emerging markets, including India, China, Thailand and Taiwan. There was also active return at the stock level, with portfolio holdings in Germany, the Netherlands, Spain, Switzerland and Hong Kong all achieving returns higher than the benchmark. Partly offsetting these results, there was some value detracted by investments in the U.K. and Canada (stock selection and country underweightings), as well as Japan (stock selection and country overweighting) and Australia (stock selection). For the fund as a whole, stock selection was most successful in consumer discretionary, information technology and financial stocks, and least successful in materials and staples. Among the top-contributing holdings for the year were the Dutch technology company OCE NV, the Chinese consumer firm Skyworth Digital Holdings Ltd., the Hong Kong consumer company Luk Fook Holdings International, Ltd. and the Indian bank, Canara Bank. Top detractors included Nittetsu Mining Co., Ltd. in Japan and Home Retail Group in the U.K. Active sector weights arose from bottom-up stock selection and had only a small impact (positive) on portfolio active return. Batterymarch Sleeve(1) — The fund outperformed the S&P Developed ex-US SmallCap Index by approximately 0.89% on a gross(2) basis for the portion of the period during which we managed assets (through January 27). During this period the market rewarded stocks with broader fundamentals rather than just cheapness, as was the case earlier in 2009. This environment favored our investment process which is based on broad fundamentals. Stock selection added value in continental Europe, most notably in the information technology and energy sectors, but was more mixed in the U.K. and Japan where stock selection in the information technology sector detracted. An overweight to the commodity-driven markets of Australia, New Zealand & Canada added value, as those markets collectively had the best return in the benchmark for the period. Schroders Sleeve(1) — International equity markets continued to make progress over the twelve month period, with smaller companies leading the way in most regions. Smaller company stocks were particularly strong versus larger peers in the United Kingdom and continental Europe, but they lagged in Japan. The strongest sectors were materials, telecommunications and information technology, while financials, health care and utilities performed less well. The Fund outperformed the S&P EPAC SmallCap Index by approximately 3.4% over the period. Relative returns have been strong, primarily thanks to strong stock selection in continental Europe (particularly in the industrial, energy and financial sectors), the United Kingdom (consumer staples and energy) and in Japan (industrials and materials). Regional allocation has been a modest positive in the period due to our overweighting in Pacific ex Japan (even though stock selection was slightly behind in that region) and the underweight in Japan.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
Valora Holding AG	0.7%
Rheinmetall AG	0.7%
Gategroup Holding AG	0.7%
Fugro NV	0.7%
Rubis	0.7%
Ten Cate NV	0.6%
CGI Group, Inc. — Class A	0.6%
Rallye SA	0.6%
Computershare Ltd.	0.6%
Clariant AG	0.6%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Acadian Sleeve(1) — We believe it is likely that financial markets will continue to alternate between risk-averse and risk-seeking regimes over the near term as the outlook for economic growth in key markets remains uncertain. A notable risk to global equity markets is the potential for economic stalling in the U.S. Overall, we see better macroeconomic and capital market conditions in non-U.S. markets relative to the U.S. and we expect these markets to present more attractive asset allocation opportunities over the near- to medium term. We see the emerging markets in particular as a key source of economic growth and strengthening fundamentals. Current positioning, driven largely by bottom-up stock selection, includes overweighted allocations to India, Japan, Taiwan, Germany, Belgium, China, Thailand and Singapore. There is less active emphasis on the U.K., Australia, Switzerland, France, Korea and Spain. Schroders Sleeve(1) — Our focus has continued to be upon identifying companies offering what we believe are sustainable and relatively visible growth prospects, with sound balance sheets and strong management. We continue to identify many companies fitting these criteria across the different regions, and while many holdings have reached our assessment of fair value, we have found other opportunities to recycle the proceeds. Regional allocations have changed modestly over the period. We remain relatively positive on smaller Asia ex Japan and emerging markets, though have switched some exposure from the former to the latter. Elsewhere, reductions in exposure to Japan and continental Europe have funded additions to the United Kingdom where we felt the prospect of fiscal retrenchment has been increasingly discounted and there have been encouraging signs of a revival in mergers and acquisition activity.

*	Prior to January 27, 2010, the Fund’s assets were managed by three sub-advisers — Acadian, Schroders and Batterymarch Financial Management, Inc. (”Batterymarch“). Effective January 27, 2010, Batterymarch is no longer a sub-adviser to the Fund and all assets of the Fund previously under Batterymarch’s management were re-allocated to Acadian.

**	Effective June 30, 2010, Matthew J. Cohen is no longer a portfolio manager to the Fund.

(1)	For purposes of these discussions, ”the fund“ refers to each Sub-Adviser’s respectively managed portion of ING International SmallCap Multi-Manager Fund. Batterymarch’s discussion is for the period of November 1, 2009 through January 27, 2010.

(2)	Gross performance includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees of the Fund other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL SMALLCAP MULTI-MANAGER FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class I December 21, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	13.90%	3.10%	2.83%	—		—		—
Class B(2)	15.07%	3.27%	2.78%	—		—		—
Class C(3)	19.05%	3.64%	2.78%	—		—		—
Class I	21.45%	—	—	3.20%		—		—
Class O	20.95%	—	—	—		(7.32)%		—
Class W	21.24%	—	—	—		—		(2.98)%
Excluding Sales Charge:
Class A	20.85%	4.33%	3.44%	—		—		—
Class B	20.07%	3.62%	2.78%	—		—		—
Class C	20.05%	3.64%	2.78%	—		—		—
Class I	21.45%	—	—	3.20%		—		—
Class O	20.95%	—	—	—		(7.32)%		—
Class W	21.24%	—	—	—		—		(2.98)%
S&P Developed ex-US SmallCap Index(4)	17.21%	5.80%	8.54%	3.87%	(6)	(4.88	)%(7)	(1.46	)%(8)
S&P EPAC Smallcap Index(5)	14.53%	5.32%	8.13%	3.41	%(6)	(5.55	)%(7)	(2.03	)%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Multi-Manager Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charge.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P Developed ex-US SmallCap Index (formerly, the S&P/Citigroup EMI World ex-US Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.

(5)	The S&P EPAC SmallCap Index (formerly, the S&P/Citigroup EMI EPAC Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.

(6)	Since inception performance for the indices is shown from January 1, 2006.

(7)	Since inception performance for the indices is shown from June 1, 2008.

(8)	Since inception performance for the indices is shown from February 1, 2008.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
Japan	24.4%
France	11.8%
United Kingdom	11.0%
Netherlands	7.3%
Germany	6.3%
Switzerland	6.1%
Brazil	4.1%
China	3.8%
Italy	3.5%
Canada	2.9%
Hong Kong	2.4%
Malaysia	2.0%
Countries between 1.1%–1.5%(1)	6.1%
Countries less than 1.1%(2)	6.4%
Other Assets and Liabilities — Net*	1.9%
Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.
(1) Includes five countries, which each represents 1.1%–1.5% of net assets.
(2) Includes ten countries, which each represents less than 1.1% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Fund (“International Value” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Brandes Investment Partners, L.P. (“Brandes”) and ING Investment Management Co. (“ING IM”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, W. James Brown, CFA, Director — Investments, Brent Fredberg, Senior Analyst and Jeffrey Germain, Analyst, comprise the voting members of Brandes’ Large Cap Investment Committee; Philip A. Schwartz, John Pairaktaridis and Joseph Vultaggio are the Portfolio Managers for ING IM.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.78% compared to the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”), which returned 8.36% for the same period.

Portfolio Specifics: Brandes Sleeve(1) — The fund underperformed the MSCI EAFE® Index by approximately 1.03% for the one year ended October 31, 2010. Looking at positive contributors over the trailing twelve months, the fund’s positions in the diversified telecommunication services, food & staples retailing, electronic equipment, instruments & components, and pharmaceuticals industries tended to advance. Positions from these industries experiencing the strongest share price appreciation included Portugal Telecom SGPS S.A. (Portugal — diversified telecommunication services), Carrefour S.A. (France — food & staples retailing), Tyco Electronics Group S.A. (Switzerland — electronic equipment, instruments & components), and AstraZeneca PLC (United Kingdom — pharmaceuticals). Conversely, the fund’s exposure to declining share prices within the commercial banks industry negatively impacted performance. Some of the largest detractors from this industry included falling share prices for Mizuho Financial Group, Inc. (Japan — commercial banks) and Credit Agricole S.A. (France — commercial banks).

From a country perspective, gains for positions based in the United Kingdom and Switzerland tended to have the greatest positive impact on performance. Marks & Spencer Group PLC (United Kingdom — multiline retail), ITV PLC (United Kingdom — media), and Swiss Reinsurance (Switzerland — insurance) were among the standout performers based in these countries. Looking at contributions from other countries, holdings based in Brazil, France, and Germany also proved favorable to performance, including share price appreciation for companies such as Portugal Telecom SGPS S.A. (Portugal — diversified telecommunication services), Deutsche Telekom AG (Germany — diversified telecommunication services), Centrais Eletricas Brasileiras S.A. (Brazil — electric utilities), and France Telecom S.A. (France — diversified telecommunication services). Individual positions with negative performance included Aegon NV (Netherlands — insurance) and Mitsubishi UFJ Financial Group, Inc. (Japan — commercial banks).

Despite gains made during the year, the fund underperformed the MSCI Europe, Australasia and Far East® Index. This relative underperformance was primarily due to the Fund’s stock selection in the commercial banks industry and in Japan. In addition, the Fund’s lack of exposure to the metals and mining industry also detracted from relative performance as this industry experienced strong performance over the last year. Conversely, stock selection in the diversified telecommunication services industry positively contributed to relative performance.

As of October 31, 2010, the fund’s most substantial country weightings were in Japan and the United Kingdom. On an industry basis, the fund’s largest exposure was in diversified telecommunication services.

ING IM Sleeve(1) — The fund underperformed the MSCI EAFE® Index by approximately 5.11% for the one year ended October 31, 2010. Macroeconomic headlines dominated many of the world stock markets during the past twelve months. A wide swath of concerns plagued investors, highlighted by European sovereign debt woes. As governments and central banks helped to rectify the situation, coupled with stimulative measures from the United States, riskier assets provided investors with a positive return. Against the backdrop of easy monetary policy, the U.S. dollar weakened considerably. Thus, investors benefitted from placing their assets overseas.

Top Ten Holdings* as of October 31, 2010 (as a percent of net assets)
Carrefour S.A.	2.4%
Tokio Marine Holdings, Inc.	2.4%
Sanofi-Aventis	2.1%
GlaxoSmithKline PLC	2.1%
Telecom Italia S.p.A. RNC	1.9%
Nippon Telegraph & Telephone Corp.	1.8%
Deutsche Telekom AG	1.7%
Royal Dutch Shell PLC — Class A	1.7%
France Telecom S.A.	1.7%
Total S.A.	1.5%

* Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

The fund underperformed its benchmark due to a combination of weak security selection and negative sector allocation. Weak selection was spread among a number of sectors, including materials, consumer staples, industrials and health care. Negative selection was most prevalent in the materials sector. By contrast, strong stock selection in the consumer discretionary sector, particularly automotive stocks; along with positive selection in utilities and telecommunication services helped to mitigate the losses. On a regional level, an underweight of Japan and an overweight to non-benchmark North America (Canada) added significant value. On the flip side, weak selection in Japan and Europe detracted from the fund’s results.

Volkswagen AG (“Volkswagen”), Dongfeng Motor Group Co. Ltd. (“Dongfeng”) and Bombardier Inc. (“Bombardier”) were among the performance leaders during the reporting period. Volkswagen and Dongfeng both benefitted from improving Chinese auto demand. Bombardier outperformed as new orders for its C series aircraft helped to drive the stock’s price.

The leading detractors for the year included: Chaoda Modern Agriculture (Holdings) Ltd. (“Chaoda”), Teva Pharmaceutical Industries Ltd. and CGG Veritas. CGG Veritas, an oilfield services company that principally provides geophysical services and information, was hurt by the BP oil spill during the second quarter of 2010. Chaoda underperformed due to a surprise and highly dilutive equity raise-up in August.

Current Strategy and Outlook: Brandes Sleeve(1) — As a result of our company-by-company analysis, we made adjustments to select existing positions within the fund during the year. We sold select holdings when their stock prices reached our estimates of intrinsic value or to pursue what we believed to be more attractive opportunities. Among the positions we sold were XL Capital Ltd. (Bermuda — insurance), Royal Bank of Scotland Group PLC (United Kingdom — commercial banks), and British Sky Broadcasting (United Kingdom — media). We also established new positions in companies such as ENI S.p.A. (Italy — oil, gas, & consumable fuels), Petroleo Brasileiro SA (Brazil — oil, gas and consumable fuels), and Toyota Motor Corp. (Japan — automobiles) at prices that we consider compelling. In addition, we took advantage of prices we consider attractive by adding to select existing holdings. Overall, while we offer no predictions regarding the short-term direction of international equity markets, we believe the fund remains well positioned to deliver favorable long-term results. We continue to believe that holdings may be undervalued and consequently could appreciate if our assessment of their true worth is ultimately recognized by the market.

ING IM Sleeve(1) — With the world economy on the mend, highlighted by strong purchasing manager index reports and robust growth in developing nations, we remain bullish on equities for the intermediate term. A clear bifurcation of policies has manifested itself, with one camp (Europe) enacting austerity measures, while the other (United States) has continued with monetary easing. As a result, the euro has strengthened considerably versus the U.S. dollar. Against this backdrop we have added to our emerging markets exposure, while reducing our exposure to European exporters.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Value Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class I June 18, 2001		Since Inception of Class Q January 24, 2000		Since Inception of Class W July 20, 2009
Including Sales Charge:
Class A(1)	(0.30)%	1.29%	4.13%	—		—		—
Class B(2)	0.07%	1.55%	4.03%	—		—		—
Class C(3)	4.07%	1.81%	4.04%	—		—		—
Class I	6.15%	2.88%	—	6.10%		—		—
Class W	6.04%	—	—	—		—		11.51%
Excluding Sales Charge:
Class A	5.78%	2.50%	4.75%	—		—		—
Class B	5.07%	1.79%	4.03%	—		—		—
Class C	5.07%	1.81%	4.04%	—		—		—
Class I	6.15%	2.88%	—	6.10%		—		—
Class W	6.04%	—	—	—		—		11.51%
MSCI EAFE® Index(4)	8.36%	3.31%	3.17%	5.20	%(5)	2.15	%(6)	13.49	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of the fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for index is shown from July 1, 2001.

(6)	Since inception performance for index is shown from February 1, 2000.

(7)	Since inception performance for index is shown from August 1, 2009.

ING INTERNATIONAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of October 31, 2010 (as a percent of net assets)
Japan	32.1%
Canada	12.0%
France	11.7%
United Kingdom	7.4%
South Africa	5.5%
South Korea	4.8%
Netherlands	4.2%
Italy	3.4%
Germany	3.2%
Australia	3.1%
Brazil	3.1%
Belgium	2.0%
Finland	2.0%
Countries less than 2.0%(1)	3.7%
Other Assets and Liabilities — Net*	1.8%
Net Assets	100.0%

* Includes short-term investments related to ING Institutional Prime Money Market Fund — Class I.
(1) Includes three countries, which each represents less than 2.0% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Choice Fund (“International Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Peter Boardman and Alberto Jimenez Crespo, Portfolio Managers of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.95% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”), which returned 8.36% for the same period.

Portfolio Specifics: The largest contributor to relative returns was the financials sector, to which the Fund maintains an underweight allocation compared to the benchmark. Even with the underweight position, the securities held in the Fund outperformed those of the benchmark. Axis Capital Holdings Ltd. (“Axis”) was the top performer in the sector. Axis is an insurance and reinsurance company, which beat expected returns for two consecutive quarters. The strong second quarter earnings report was partially due to lower claims costs, while third quarter results were supported by increased underwriting gains and higher net investment income.

The Fund’s second largest contributor to relative returns during the period and the top performer in the benchmark was the materials sector. The Fund maintained an overweight allocation in this sector, with holdings concentrated mainly in precious metals companies and more specifically, in gold-related holdings. With the strong performance of gold during the period, which reached new highs, the Fund’s returns benefited accordingly. Barrick Gold Corp., the world’s largest gold company in terms of market capitalization, annual production and reserves, reported earnings that were ahead of estimates for two quarters. The second quarter report beat estimates due to lower than expected exploration and depreciation expenses. The strong earnings report for the third quarter was additionally supported by higher than expected production.

The largest detractor to returns was the industrials sector. French aerospace systems and industrial electronics manufacturer Thales S.A.’s (“Thales”) share price declined notably in mid-February after the company reported fiscal year 2009 earnings results below many analyst expectations and issued a cautious outlook for 2010. Shares continued to decline through early September with investors being concerned with defense cuts. In addition, the underperformance can be partially attributed to the company’s inflated cost structure. Thales is a top defense electronics company with leading positions in most of its businesses and despite the share price weakness, we believe the company’s long-term fundamentals, as well as its intrinsic value, remain the same.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
Barrick Gold Corp.	3.5%
SK Telecom Co., Ltd. ADR	3.1%
Nippon Telegraph & Telephone Corp. ADR	2.9%
Sanofi-Aventis	2.7%
Royal Dutch Shell PLC ADR — Class B	2.6%
Coca-Cola West Holdings Co., Ltd.	2.6%
Dai Nippon Printing Co., Ltd.	2.5%
Anglogold Ashanti Ltd. ADR	2.5%
Nexen, Inc.	2.4%
Suncor Energy, Inc.	2.3%

Portfolio holdings are subject to change daily.

Consumer staples was the second largest detractor to returns, with one of the Fund’s holdings, Coca-Cola West Holdings Co. Ltd. (“Coca-Cola West”), being the largest individual detractor to the Fund. Coca-Cola West, Japan’s largest Coke bottler, reported that its first half fiscal year 2010 revenue was down due to a decline in volume in vending machines located in factories, offices and large retail stores. A high cost structure and overall weakness in the Japanese market also hindered Coca-Cola West’s performance.

Current Strategy and Outlook: While we believe that the sustainability of the recent rally is suspect due to lower trading volumes and questions regarding the economic strength of many countries, we are firm believers that volatility brings opportunity. We believe that the rapid decline in the U.S. dollar during the end of the period has been one factor in creating investable opportunities. The strength in the yen versus the dollar has driven the share prices of some global exporters to compelling levels. Continued withdrawals from US and some European equity funds also emphasized the importance of investors willing to understand the fundamentals of a company’s business and recognize a dislocation between a company’s intrinsic value and the market’s collective assessment of that value. As always, we will apply rigorous fundamental research, question assumptions and attempt to invest our client’s money for long-term capital appreciation.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	Since Inception of Classes A and B February 1, 2005	Since Inception of Class C February 4, 2005		Since Inception of Class I December 21, 2005		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	7.40%	3.84%	4.56%	—		—		—
Class B(2)	8.11%	3.91%	4.69%	—		—		—
Class C(3)	12.07%	4.27%	—	4.85%		—		—
Class I	14.26%	—	—	—		4.35%		—
Class W	14.27%	—	—	—		—		14.07%
Excluding Sales Charge:
Class A	13.95%	5.08%	5.64%	—		—		—
Class B	13.11%	4.25%	4.83%	—		—		—
Class C	13.07%	4.27%	—	4.85%		—		—
Class I	14.26%	—	—	—		4.35%		—
Class W	14.27%	—	—	—		—		14.07%
MSCI EAFE® Index(4)	8.36%	3.31%	4.23%	4.23	%(5)	1.94	%(6)	18.45%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for index is shown from February 1, 2005.

(6)	Since inception performance for index is shown from January 1, 2006.

ING RUSSIA FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of October 31, 2010 (as a percent of net assets)
Energy	30.0%
Materials	22.1%
Financials	14.2%
Utilities	11.0%
Telecommunication Services	8.8%
Consumer Staples	4.9%
Industrials	1.2%
Health Care	1.1%
Consumer Discretionary	0.9%
Hedge Fund	0.4%
Other Assets and Liabilities — Net*	5.4%
Net Assets	100.0%

* Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Russia Fund (“Russia” or the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Angus Robertson, Portfolio Manager, of ING Investment Management Advisors, B.V. — the Sub-Adviser.*

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.67% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 18.85% and 23.67%, respectively, for the same period.

Portfolio Specifics: The Russian equity market was driven up by the momentum of the global economic recovery in late 2009 and early 2010, with additional impetus from external factors like the weak U.S. dollar and strong dollar-denominated commodities prices. Unfortunately, Russia’s sensitivity to external factors such as global risk appetite, global growth, perceptions about the strength of the Chinese economy and the commodity prices themselves has also brought on sharp pullbacks in Russian equities.

It could be said that economic recovery in Russia has been a disappointment, especially compared to the recovery seen in other emerging countries. Bank lending continued to fall until the middle of this year and has only started to show a slight recovery since. The commercial and office real estate markets remain in a slump and only in the undersupplied residential market do we see a pickup in activity. This has led to weaker than expected demand for construction steel, meaning long steel capacity utilization remains low. Flat steel and slabs on the other hand, used in the building of pipelines and autos, have seen a stronger recovery as the government supported the auto sector and the large state owned entities order more pipes for energy infrastructure.

Over the last 12 months the Fund has benefited from its fundamental approach (where stock selection within sectors has been strong), as well as its long term view (where sector allocations too have provided positive results) with low levels of portfolio turnover. Key performance drivers have been pair trades within sectors including Novatek OAO vs. Gazprom OAO in energy, and MRSK Holding vs. Inter RAO EES OAO in utilities. Standalone overweight positions Magnit OAO and X 5 Retail Group NV, both in food retail, the airline Aeroflot-Russian Airlines in the industrials sector and VolgaTelecom in telecommunications have also been strong contributors.

Sector allocation and security selection both contributed to return for the fiscal year. Of particular note was the contribution from the Fund’s underweight of energy and its security selection within that sector. Allocation and selection within financials also contributed significantly to results. Allocations that detracted from performance included the Fund’s underweight of materials and slight overweight of health care. Selections within the consumer discretionary and consumer staples sectors hurt results. The largest detractor actually was the Fund’s operational cash position, which though small detracted from relative results as stocks rose significantly.

We feel it is relevant here to make a comment on the changing of the Fund’s benchmark, which happened at the end of September last year. The new benchmark, the MSCI Russia 10/40 index, in place for the full fiscal year, has not changed the way the Fund is managed. The Fund continues to invest in a broad range of stocks across the Russian equity market according to their attractiveness and diversification potential, and has not concentrated its holdings to focus on the narrower list of stocks in the new benchmark.

Top Ten Holdings* as of October 31, 2010 (as a percent of net assets)
Sberbank of Russian Federation	10.0%
Novatek OAO GDR	7.0%
Lukoil-Spon ADR	7.0%
OAO Gazprom	5.6%
Mechel OAO ADR	4.6%
MMC Norilsk Nickel ADR	4.6%
Mobile Telesystems Finance SA ADR	4.4%
Federal Hydrogenerating Co. JSC	3.7%
Uralkali GDR	3.3%
Surgutneftegaz ADR	3.2%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Current Outlook and Strategy: It has been a difficult and frustrating year for investors in Russia as the government has committed itself to larger budgetary outlays and has been looking for additional sources of revenue to fund them. The public battle between government ministries and the business community has increased the uncertainty around future Russian corporate taxation. The oil industry has been hit particularly hard; the lack of a clear framework has made it difficult to value these stocks.

Generally, we believe valuation levels for Russian equities look attractive compared to other emerging markets, but it must be remembered that Russia has a market of stocks and not a stock market. This can be explained by the wide range of equity valuations seen on different stocks and sectors within Russia, where we believe premiums and discounts are well justified given the fundamental environment for these companies.

The Fund continues to seek long-term, fundamentally attractive opportunities at both the stock and sector level. While we are acutely aware of the impact of external dynamics on the Russian equity market and the volatility that this can bring, we hold our conviction on positioning and do not aim to make significant short-term portfolio changes. The Fund continues to seek opportunities that fit well with our view of the development of the economy, thus looking for exposure to domestic demand growth, infrastructure spending, liberalization of markets and external trade. On a sector basis the Fund retains its underweight in energy — its most significant sector position — using this to fund overweight positions in domestic sectors. The majority of the portfolio risk is currently being taken at the stock level, where we continue to play strong companies against weak companies within their respective sectors.

*	Effective August 2, 2010, Jan-Wim Derks is no longer a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

PORTFOLIO MANAGERS’ REPORT	ING RUSSIA FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009
Including Sales Charge:
Class A(1)	16.57%	12.62%	23.96%	—
Class I	24.04%	—	—	27.00%
Excluding Sales Charge:
Class A	23.67%	13.96%	24.71%	—
Class I	24.04%	—	—	27.00%
RTS Index(3)	18.85%	12.15%	23.71%	25.47	%(5)
MSCI Russia 10/40 IndexSM(4)	23.67%	—	—	26.11	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(3)	The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

(4)	The MSCI Russia 10/40 IndexSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. Index commenced operations on May 31, 2006.

(5)	Since inception performance for the indices is shown from October 1, 2009.

ING GLOBAL BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of October 31, 2010 (as a percent of net assets)
Foreign Government Bonds	29.6%
Corporate Bonds/Notes	26.6%
U.S. Treasury Obligations	19.8%
Collateralized Mortgage Obligations	11.7%
Asset-Backed Securities	6.3%
U.S. Government Agency Obligations	4.0%
Commercial Paper	1.9%
Affiliated Mutual Fund	0.7%
Municipal Bonds	0.4%
Purchased Options	0.3%
Other Assets and Liabilities — Net	(1.3)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Chris Diaz and Michael Mata, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.14% compared to the Barclays Capital Global Aggregate Bond Index (the “Index”), which returned 6.89% for the same period.

Portfolio Specifics: Capital markets saw spread-tightening continue over the period as the economy recovered from the “Great Recession.” Emerging economies outpaced the developed world at the beginning of the fiscal period. In response, investors left the “safe haven” of U.S. Treasury debt and embraced riskier assets. However, in spring 2010 the world saw the sovereign debt crisis unfold in Western Europe. This once again caused a flight to quality and the U.S. dollar again became a safer bet. Domestic inflation remained muted, even touching disinflation, and U.S. interest rates stayed low. As the “recovery” continued, growth proved to be slower than expected and U.S. Federal Reserve (the “Fed”) stepped in once again with quantitative easing. Despite the volatility, fixed income markets saw strong returns over the period.

Risk-based fixed income assets posted positive excess returns(1), particularly investment grade and high yield corporate bonds and commercial mortgage-backed securities (“CMBS”). Within corporate bonds, basics — a category that includes chemicals, metals and mining and paper — had the highest total returns. Generally, lower credit quality, investment grade corporates outperformed higher quality bonds. In the second half of 2010, with 10-year U.S. Treasuries hitting all-time low yields, riskier asset classes such as high yield and emerging market debt (“EMD”) became quite attractive.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	8.5%
U.S. Treasury Note, 1.250%, due 09/30/15	5.2%
U.S. Treasury Note, 4.375%, due 05/15/40	4.6%
Bundesrepublik Deutschland, 3.750%, due 01/04/19	3.8%
Korea Treasury Bond, 4.750%, due 12/10/11	3.8%
Federal National Mortgage Association, 4.500%, due 12/15/35	3.6%
U.S. Treasury Note, 2.625%, due 08/15/20	3.4%
Mexican Cetes, 4.600%, due 09/22/11	2.5%
MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14	2.1%
U.S. Treasury Note, 2.500%, due 04/30/15	1.9%

Portfolio holdings are subject to change daily.

Currency positioning detracted slightly from results for the fiscal year. We managed the Fund’s currency exposures in part with derivatives including currency forwards, which at times contributed to and at times detracted from performance. Duration or interest-rate risk was kept close to neutral in aggregate so this had a more muted net impact on returns for the period. We used derivatives including futures to aid in duration management, which at times helped performance over the period but also detracted from performance in some cases.

While the sources of outperformance varied over time in a volatile market, our tactical management of currency exposures and sector allocation dominated. In currency, the Fund initially was long the U.S. dollar as the sovereign debt crisis began to unravel. The overweight to the dollar and underweight to the euro contributed to performance. Also helping results were small overweights to commodities based currencies such as those of Canada, Brazil, Norway and Mexico. As the debt issues in Europe came to seem well-contained and the U.S. recovery slowed, the euro appreciated and dollar declined. As a result, the Fund’s overweight to the dollar and underweight to the euro detracted from performance in the latter part of the period.

Sector allocation and security selection within credit added to performance. The Fund was overweight corporate bonds, with a focus on financial institutions and banking. We also kept overweights to non-agency residential mortgage-backed securities (“RMBS”) and CMBS. Finally, we added exposure to EMD and high yield bonds throughout the period. All of these additions helped performance. We underweighted agency debentures and agency RMBS to “fund” these overweights in the riskier sectors.

During the period, the Fund’s duration posture was close to neutral. Although the benefits and risks of duration and yield curve management varied across countries, the uncertainty about the Fed’s next move to boost the economy kept us from taking larger duration exposures over the period. With U.S. yields at all-time lows, we sought duration exposure outside the United States in countries such as Brazil and Mexico.

Current Strategy and Outlook: Because we expect unemployment to remain high and significant slack to persist in the U.S. economy, we expect U.S. Treasury rates to remain range-bound and the Fed to remain on hold. We do not believe inflation is a near-term concern as the Fed attempts to extricate the U.S. from its recent, disinflationary state.

Although there have been signs of bottoming, housing prices continue to decline. Recent headlines in RMBS, focusing on the foreclosure process and “put backs” of loans, may delay the recovery process. Nonetheless, we believe these concerns will have a small impact on the housing market. There have been other positive economic indicators such as new job growth in October, but unemployment persists. We believe fiscal policy will be needed to address these problems and stimulate growth.

We are maintaining the Fund’s active risk exposure to emerging markets, expressed as positions in commodity based currencies such as the Norwegian krone and the Canadian dollar. Allocations to the currencies of India and Indonesia follow our theme for emerging economies that have high savings rates and may benefit from rising internal consumption and rebounding exports. Although the U.S. dollar was a safe haven currency, it has been volatile throughout the year, so we continue to seek opportunities in developing and developed markets.

(1)	For fixed income asset classes, excess return is defined as the return of an asset class over a U.S. Treasury security of comparable duration.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL BOND FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Classes A, B, C and I June 30, 2006		Since Inception of Class O June 4, 2008		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	4.50%	9.43%		—		—
Class B(2)	1.22%	9.47%		—		—
Class C(3)	5.23%	9.84%		—		—
Class I	7.44%	11.12%		—		—
Class O	7.17%	—		10.88%		—
Class W	7.45%	—		—		12.92%
Excluding Sales Charge:
Class A	7.14%	10.67%		—		—
Class B	6.22%	9.81%		—		—
Class C	6.23%	9.84%		—		—
Class I	7.44%	11.12%		—		—
Class O	7.17%	—		10.88%		—
Class W	7.45%	—		—		12.92%
Barclays Capital Global Aggregate Bond Index(4)	6.89%	7.81	%(5)	6.84	%(6)	10.07%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, and the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50% Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

(5)	Since inception performance for the index is shown from July 1, 2006.

(6)	Since inception performance for the index is shown from June 1, 2008.

ING DIVERSIFIED INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

Asset Allocation as of October 31, 2010 (as a percent of net assets)
ING International Capital Appreciation Fund — Class I	26.6%
ING Index Plus International Equity Fund — Class I	24.5%
ING Emerging Countries Fund — Class I	19.0%
ING International SmallCap Multi-Manager Fund — Class I	10.2%
ING International Value Fund — Class I	7.4%
ING International Value Choice Fund — Class I	7.3%
ING International Real Estate Fund — Class I	5.2%
Other Assets and Liabilities — Net	(0.2)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the year ended October 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.71% compared to the MSCI All Country World IndexSM (ex-US) (“MSCI ACWI (ex-US)”) which returned 12.62% for the same period.

Portfolio Specifics: The Fund’s outperformance relative to its benchmark is related to the performance of the Underlying Funds, along with a successful tactical overweight to emerging markets. Positive relative results came from ING International Value Choice Fund, ING International SmallCap Multi-Manager Fund, ING International Value Fund and ING Index Plus International Equity Fund. ING Emerging Countries Fund and ING International Real Estate Fund both underperformed their respective strategic benchmarks for the period. ING International Capital Appreciation Fund was on par with its strategic benchmark.

The greatest contributors to relative performance for the period were ING International Value Choice Fund and ING International SmallCap Multi-Manager Fund. ING International Value Choice Fund’s success was mainly due to an underweight and good stock selection in financials coupled with an overweight in the materials sector, concentrated mainly in gold related companies. Both the Acadian and Schroder’s sleeves of the ING International SmallCap Multi-Manager Fund contributed to its positive relative performance for the period. Acadian benefitted from stock selection within continental Europe and Hong Kong; and stock selection within the consumer discretionary, technology and financial sectors. Off-benchmark allocations to the emerging markets also contributed. Schroder’s good stock selection in continental European industrial energy and financial sectors, UK staples and energy companies and the Japanese industrials and materials sectors attributed to its positive results for the period.

Top Ten Holdings as of October 31, 2010 (as a percent of net assets)
ING International Capital Appreciation Fund — Class I	26.6%
ING Index Plus International Equity Fund — Class I	24.5%
ING Emerging Countries Fund — Class I	19.0%
ING International SmallCap Multi-Manager Fund — Class I	10.2%
ING International Value Fund — Class I	7.4%
ING International Value Choice Fund — Class I	7.3%
ING International Real Estate Fund — Class I	5.2%

Portfolio holdings are subject to change daily.

The greatest detractor to relative performance was ING International Real Estate Fund. Unfavorable timing of country and regional allocations especially to Hong Kong, UK and continental Europe, coupled with adverse stock selection primarily in the Asia Pacific region hurt relative performance for the period.

ING Emerging Countries Fund’s country allocation hurt relative performance, especially the Fund’s overweights to Eastern Europe and large markets like China and Brazil. However, stock selection in the latter two helped, as did selection in the consumer discretionary, energy and industrials sectors.

Current Strategy and Outlook: The Fund’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Fund invests are set out in the table. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

The Investment Committee allocates the Fund’s assets among the Underlying Funds based on advice from ING Investment Management Co., a consultant to the Investment Committee. The performance of the Fund reflects the performance of the Underlying Funds and the weightings of Fund’s assets in each Underlying Fund.

(1)	The members of the Asset Allocation Committee are: William A. Evans, Paul Zemsky and Heather Hackett.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED INTERNATIONAL FUND

Average Annual Total Returns for the Periods Ended October 31, 2010
	1 Year	Since Inception of Classes A, B, C and I December 21, 2005		Since Inception of Class O June 4, 2008		Since Inception of Class R December 12, 2006		Since Inception of Class W February 12, 2008
Including Sales Charge:
Class A(1)	7.23%	0.68%		—		—		—
Class B(2)	7.78%	0.80%		—		—		—
Class C(3)	11.88%	1.16%		—		—		—
Class I	13.98%	2.12%		—		—		—
Class O	13.81%	—		(7.89)%		—		—
Class R	13.40%	—				(3.08)%
Class W	14.07%	—		—		—		(4.58)%
Excluding Sales Charge:
Class A	13.71%	1.91%		—		—		—
Class B	12.78%	1.17%		—		—		—
Class C	12.88%	1.16%		—		—		—
Class I	13.98%	2.12%		—		—		—
Class O	13.81%	—		(7.89)%		—		—
Class R	13.40%	—		—		(3.08)%		—
Class W	14.07%	—		—		—		(4.58)%
MSCI ACWI ex-US(4)	12.62%	4.21	%(5)	(18.42	)%(6)	(0.16	)%(7)	(3.19	)%(8)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI ACWI (ex-US) measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance of the index is shown from January 1, 2006.

(6)	Since inception performance of the index is shown from June 1, 2008.

(7)	Since inception performance of the index is shown from December 1, 2006.

(8)	Since inception performance of the index is shown from February 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*
ING Global Equity Dividend Fund
Class A	$1,000.00	$1,035.30	1.40%	$7.18	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	1,030.20	2.15	11.00	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	1,031.30	2.15	11.01	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	1,037.20	1.01	5.19	1,000.00	1,020.11	1.01	5.14
Class O	1,000.00	1,034.40	1.40	7.18	1,000.00	1,018.15	1.40	7.12
Class W	1,000.00	1,036.20	1.15	5.90	1,000.00	1,019.41	1.15	5.85
ING Global Natural Resources Fund
Class A	1,000.00	1,004.60	1.53	7.73	1,000.00	1,017.49	1.53	7.78
Class I	1,000.00	1,006.80	1.11	5.61	1,000.00	1,019.61	1.11	5.65
Class W	1,000.00	1,005.40	1.28	6.47	1,000.00	1,018.75	1.28	6.51

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*
ING Global Real Estate Fund
Class A	$1,000.00	$1,078.30	1.39%	$7.28	$1,000.00	$1,018.20	1.39%	$7.07
Class B	1,000.00	1,074.20	2.14	11.19	1,000.00	1,014.42	2.14	10.87
Class C	1,000.00	1,073.80	2.14	11.19	1,000.00	1,014.42	2.14	10.87
Class I	1,000.00	1,080.60	0.99	5.19	1,000.00	1,020.21	0.99	5.04
Class O	1,000.00	1,078.30	1.39	7.28	1,000.00	1,018.20	1.39	7.07
Class W	1,000.00	1,079.50	1.14	5.98	1,000.00	1,019.46	1.14	5.80
ING Global Value Choice Fund
Class A	1,000.00	1,072.80	1.49	7.78	1,000.00	1,017.69	1.49	7.58
Class B	1,000.00	1,068.60	2.24	11.68	1,000.00	1,013.91	2.24	11.37
Class C	1,000.00	1,068.70	2.24	11.68	1,000.00	1,013.91	2.24	11.37
Class I	1,000.00	1,074.90	1.11	5.81	1,000.00	1,019.61	1.11	5.65
Class W	1,000.00	1,074.00	1.24	6.48	1,000.00	1,018.95	1.24	6.31
ING Asia-Pacific Real Estate Fund
Class A	1,000.00	1,136.10	1.76	9.48	1,000.00	1,016.33	1.76	8.94
Class B	1,000.00	1,130.60	2.51	13.48	1,000.00	1,012.55	2.51	12.73
Class C	1,000.00	1,131.60	2.51	13.49	1,000.00	1,012.55	2.51	12.73
Class I	1,000.00	1,136.50	1.45	7.81	1,000.00	1,017.90	1.45	7.37
ING Emerging Countries Fund
Class A	1,000.00	1,088.60	1.91	10.06	1,000.00	1,015.58	1.91	9.70
Class B	1,000.00	1,084.30	2.66	13.97	1,000.00	1,011.80	2.66	13.49
Class C	1,000.00	1,084.50	2.66	13.98	1,000.00	1,011.80	2.66	13.49
Class I	1,000.00	1,090.90	1.47	7.75	1,000.00	1,017.80	1.47	7.48
Class W	1,000.00	1,090.50	1.66	8.75	1,000.00	1,016.84	1.66	8.44
ING European Real Estate Fund
Class A	1,000.00	1,186.80	1.76	9.70	1,000.00	1,016.33	1.76	8.94
Class B	1,000.00	1,181.70	2.51	13.80	1,000.00	1,012.55	2.51	12.73
Class C	1,000.00	1,183.90	2.51	13.82	1,000.00	1,012.55	2.51	12.73
Class I	1,000.00	1,188.20	1.43	7.89	1,000.00	1,018.00	1.43	7.27
ING Global Opportunities Fund
Class A	1,000.00	1,047.70	1.63	8.41	1,000.00	1,016.99	1.63	8.29
Class B	1,000.00	1,044.30	2.38	12.26	1,000.00	1,013.21	2.38	12.08
Class C	1,000.00	1,044.30	2.38	12.26	1,000.00	1,013.21	2.38	12.08
Class I	1,000.00	1,049.60	1.31	6.77	1,000.00	1,018.60	1.31	6.67
Class W	1,000.00	1,049.20	1.38	7.13	1,000.00	1,018.25	1.38	7.02
ING Greater China Fund
Class A	1,000.00	1,135.00	2.14	11.52	1,000.00	1,014.42	2.14	10.87
Class B	1,000.00	1,129.90	2.89	15.52	1,000.00	1,010.64	2.89	14.65
Class C	1,000.00	1,130.60	2.89	15.52	1,000.00	1,010.64	2.89	14.65
Class I	1,000.00	1,136.90	1.71	9.21	1,000.00	1,016.59	1.71	8.69
Class O	1,000.00	1,134.60	2.14	11.51	1,000.00	1,014.42	2.14	10.87

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*
ING Index Plus International Equity Fund
Class A	$1,000.00	$1,058.20	1.15%	$5.97	$1,000.00	$1,019.41	1.15%	$5.85
Class B	1,000.00	1,052.90	1.90	9.83	1,000.00	1,015.63	1.90	9.65
Class C	1,000.00	1,053.30	1.90	9.83	1,000.00	1,015.63	1.90	9.65
Class I	1,000.00	1,059.40	0.77	4.00	1,000.00	1,021.32	0.77	3.92
Class O	1,000.00	1,057.30	1.15	5.96	1,000.00	1,019.41	1.15	5.85
ING International Capital Appreciation Fund
Class A	1,000.00	1,047.80	1.46	7.54	1,000.00	1,017.85	1.46	7.43
Class B	1,000.00	1,043.20	2.21	11.38	1,000.00	1,014.06	2.21	11.22
Class C	1,000.00	1,044.10	2.21	11.39	1,000.00	1,014.06	2.21	11.22
Class I	1,000.00	1,049.90	0.92	4.75	1,000.00	1,020.57	0.92	4.69
Class W	1,000.00	1,048.80	1.22	6.30	1,000.00	1,019.06	1.22	6.21
ING International Real Estate Fund
Class A	1,000.00	1,114.60	1.50	7.99	1,000.00	1,017.64	1.50	7.63
Class B	1,000.00	1,111.90	2.25	11.98	1,000.00	1,013.86	2.25	11.42
Class C	1,000.00	1,110.80	2.25	11.97	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	1,117.40	1.17	6.24	1,000.00	1,019.31	1.17	5.96
Class W	1,000.00	1,116.70	1.25	6.67	1,000.00	1,018.90	1.25	6.36
ING International SmallCap Multi-Manager Fund
Class A	1,000.00	1,085.40	1.72	9.04	1,000.00	1,016.53	1.72	8.74
Class B	1,000.00	1,081.80	2.37	12.44	1,000.00	1,013.26	2.37	12.03
Class C	1,000.00	1,081.70	2.37	12.44	1,000.00	1,013.26	2.37	12.03
Class I	1,000.00	1,088.00	1.22	6.42	1,000.00	1,019.06	1.22	6.21
Class O	1,000.00	1,085.70	1.62	8.52	1,000.00	1,017.04	1.62	8.24
Class W	1,000.00	1,086.80	1.37	7.21	1,000.00	1,018.30	1.37	6.97
ING International Value Fund
Class A	1,000.00	1,035.10	1.62	8.31	1,000.00	1,017.04	1.62	8.24
Class B	1,000.00	1,031.90	2.32	11.88	1,000.00	1,013.51	2.32	11.77
Class C	1,000.00	1,030.70	2.26	11.57	1,000.00	1,013.81	2.26	11.47
Class I	1,000.00	1,037.00	1.27	6.52	1,000.00	1,018.80	1.27	6.46
Class W	1,000.00	1,036.10	1.32	6.77	1,000.00	1,018.55	1.32	6.72
ING International Value Choice Fund
Class A	1,000.00	1,057.90	1.70	8.82	1,000.00	1,016.64	1.70	8.64
Class B	1,000.00	1,053.80	2.45	12.68	1,000.00	1,012.85	2.45	12.43
Class C	1,000.00	1,052.60	2.45	12.68	1,000.00	1,012.85	2.45	12.43
Class I	1,000.00	1,058.90	1.35	7.01	1,000.00	1,018.40	1.35	6.87
Class W	1,000.00	1,058.90	1.45	7.52	1,000.00	1,017.90	1.45	7.37
ING Russia Fund
Class A	1,000.00	1,021.00	2.15	10.95	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	1,022.90	1.73	8.82	1,000.00	1,016.48	1.73	8.79

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2010*
ING Global Bond Fund
Class A	$1,000.00	$1,063.50	0.90%	$4.68	$1,000.00	$1,020.67	0.90%	$4.58
Class B	1,000.00	1,059.20	1.65	8.56	1,000.00	1,016.89	1.65	8.39
Class C	1,000.00	1,059.10	1.65	8.56	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	1,064.70	0.55	2.86	1,000.00	1,022.43	0.55	2.80
Class O	1,000.00	1,062.70	0.90	4.68	1,000.00	1,020.67	0.90	4.58
Class W	1,000.00	1,065.00	0.65	3.38	1,000.00	1,021.93	0.65	3.31
ING Diversified International Fund***
Class A	1,000.00	1,066.30	0.39	2.03	1,000.00	1,023.24	0.39	1.99
Class B	1,000.00	1,061.90	1.14	5.92	1,000.00	1,019.46	1.14	5.80
Class C	1,000.00	1,063.10	1.14	5.93	1,000.00	1,019.46	1.14	5.80
Class I	1,000.00	1,068.70	0.14	0.73	1,000.00	1,024.50	0.14	0.71
Class O	1,000.00	1,066.70	0.33	1.72	1,000.00	1,023.54	0.33	1.68
Class R	1,000.00	1,064.70	0.64	3.33	1,000.00	1,021.98	0.64	3.26
Class W	1,000.00	1,067.70	0.07	0.36	1,000.00	1,024.85	0.07	0.36

Effective June 30, 2010, the contractual obligations of ING Global Opportunities Fund have changed. If these changes had been in place during the reporting period, the actual and hypothetical ending balances, annualized expense ratios and expenses paid would have been as follows:

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio (adjusted for contractual changes)	Expenses Paid During the Six Months Ended October 31, 2010**	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Annualized Expense Ratio (adjusted for contractual changes)	Expenses Paid During the Six Months Ended 10/31/2010**
ING Global Opportunities Fund
Class A	$1,000.00	$1,047.70	1.50%	$7.74	$1,000.00	$1,017.64	1.50%	$7.63
Class B	1,000.00	1,044.30	2.25	11.59	1,000.00	1,013.86	2.25	11.42
Class C	1,000.00	1,044.30	2.25	11.59	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	1,049.60	1.15	5.94	1,000.00	1,019.41	1.15	5.85
Class W	1,000.00	1,049.20	1.25	6.46	1,000.00	1,018.90	1.25	6.36

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**	Expenses are equal to each Fund’s respective annualized expense ratios, adjusted for contractual changes, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

***	The annualized expense ratios do not include expenses of underlying funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING Global Value Choice Fund, ING Asia-Pacific Real Estate Fund, ING Emerging Countries Fund, ING European Real Estate Fund, ING Global Opportunities Fund (formerly, ING Foreign Fund), ING Greater China Fund, ING Index Plus International Equity Fund, ING International Capital Appreciation Fund, ING International Real Estate Fund, ING International SmallCap Multi-Manager Fund, ING International Value Choice Fund, ING Russia Fund, ING Global Bond Fund, and ING Diversified International Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2010

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Real Estate Fund	ING Global Value Choice Fund
ASSETS:
Investments in securities at value+*	$140,351,186	$102,391,061	$2,819,433,421	$432,603,943
Investments in affiliates**	—	—	26,309,446	—
Short-term investments at value***	11,596,387	—	19,216,363	9,148,700
Short-term investments in affiliates****	—	2,396,000	65,007,799	65,272,197
Cash	6,404,373	1,289	—	—
Foreign currencies at value*****	523,377	24,651	605,194	—
Receivables:
Investment securities sold	1,677,379	466,286	16,741,807	3,677,578
Fund shares sold	245,011	196,945	17,254,126	9,644,153
Dividends and interest	382,700	111,068	5,049,946	1,133,807
Prepaid expenses	29,116	12,409	88,534	27,717
Total assets	161,209,529	105,599,709	2,969,706,636	521,508,095

LIABILITIES:
Payable for investment securities purchased	1,741,387	404,797	44,345,533	16,180,628
Payable for fund shares redeemed	260,087	56,360	4,844,525	1,091,307
Payable upon receipt of securities loaned	11,621,167	—	19,765,427	9,206,254
Payable to affiliates	151,712	106,487	2,418,088	532,462
Payable for directors fees	1,445	1,949	5,050	2,269
Other accrued expenses and liabilities	155,008	98,233	1,545,420	168,553
Total liabilities	13,930,806	667,826	72,924,043	27,181,473
NET ASSETS	$147,278,723	$104,931,883	$2,896,782,593	$494,326,622

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$232,931,333	$112,766,160	$3,162,473,960	$451,200,005
Undistributed (distributions in excess of) net investment income	5,700	(1,181)	(10,030,598)	8,013,215
Accumulated net realized loss	(94,725,852)	(23,575,894)	(883,579,760)	(20,669,222)
Net unrealized appreciation	9,067,542	15,742,798	627,918,991	55,782,624
NET ASSETS	$147,278,723	$104,931,883	$2,896,782,593	$494,326,622

+ Including securities loaned at value	$11,270,811	$—	$17,891,954	$8,826,581
* Cost of investments in securities	$131,256,107	$86,648,220	$2,193,815,560	$376,799,440
** Cost of investments in affiliates	$—	$—	$23,589,626	$—
*** Cost of short-term investments	$11,621,167	$—	$19,765,427	$9,206,254
**** Cost of short-term investments in affiliates	$—	$2,396,000	$65,007,799	$65,272,197
***** Cost of foreign currencies	$520,041	$24,730	$605,194	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010 (CONTINUED)

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Real Estate Fund	ING Global Value Choice Fund
Class A:
Net assets	$42,502,170	$101,576,785	$1,179,940,571	$200,835,302
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,121,757	11,531,490	72,609,657	6,310,199
Net asset value and redemption price per share	$10.31	$8.81	$16.25	$31.83
Maximum offering price per share (5.75%)(1)	$10.94	$9.35	$17.24	$33.77

Class B:
Net assets	$11,211,682	n/a	$20,349,661	$7,556,931
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	1,090,243	n/a	1,502,730	223,427
Net asset value, redemption price and maximum offering price per share(2)	$10.28	n/a	$13.54	$33.82

Class C:
Net assets	$28,634,509	n/a	$201,027,351	$103,709,118
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	2,791,883	n/a	14,027,561	3,453,387
Net asset value, redemption price and maximum offering price per share(2)	$10.26	n/a	$14.33	$30.03

Class I:
Net assets	$12,390,326	$2,977,063	$1,232,412,727	$152,120,237
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,200,454	337,354	75,819,003	4,733,723
Net asset value, redemption price and maximum offering price per share	$10.32	$8.82	$16.25	$32.14

Class O:
Net assets	$14,721,150	n/a	$14,860,545	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	1,429,987	n/a	914,540	n/a
Net asset value, redemption price and maximum offering price per share	$10.29	n/a	$16.25	n/a

Class W:
Net assets	$37,818,886	$378,035	$248,191,738	$30,105,034
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	3,358,433	34,055	15,245,159	938,626
Net asset value, redemption price and maximum offering price per share	$11.26	$11.10	$16.28	$32.07

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010

	ING Asia-Pacific Real Estate Fund	ING Emerging Countries Fund	ING European Real Estate Fund	ING Global Opportunities Fund
ASSETS:
Investments in securities at value+*	$5,951,798	$173,521,229	$4,345,993	$123,603,531
Investments in affiliates**	122,557	—	—	—
Short-term investments at value***	—	2,273,475	—	5,295,149
Short-term investments in affiliates****	43,928	—	57,279	—
Cash	—	8,583,352	—	942,360
Foreign currencies at value*****	4,852	—	36,404	918,772
Receivables:
Investment securities sold	96,830	3,284,221	—	2,447,426
Fund shares sold	141	119,269	2,563	8,145
Dividends and interest	22,044	162,078	7,172	324,926
Receivable due from broker (Note 3)	—	1,676,264	—	—
Prepaid expenses	24,715	23,806	24,809	23,958
Reimbursement due from manager	6,526	—	7,286	55,886
Total assets	6,273,391	189,643,694	4,481,506	133,620,153

LIABILITIES:
Payable for investment securities purchased	100,720	174,014	—	239,028
Payable for fund shares redeemed	—	448,867	—	392,691
Payable upon receipt of securities loaned	—	2,305,798	—	5,329,890
Payable to affiliates	7,306	243,075	5,212	169,128
Payable to custodian due to foreign currency overdraft******	—	1,547,890	—	—
Payable for directors fees	705	4,463	86	1,575
Other accrued expenses and liabilities	21,835	178,025	17,746	253,892
Payable for borrowings against line of credit	—	—	—	2,390,000
Total liabilities	130,566	4,902,132	23,044	8,776,204
NET ASSETS	$6,142,825	$184,741,562	$4,458,462	$124,843,949

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,563,448	$225,808,211	$6,295,379	$230,637,462
Undistributed net investment income	370,273	655	156,327	2,211,837
Accumulated net realized loss	(5,977,816)	(82,767,542)	(3,029,144)	(127,894,704)
Net unrealized appreciation	1,186,920	41,700,238	1,035,900	19,889,354
NET ASSETS	$6,142,825	$184,741,562	$4,458,462	$124,843,949

+ Including securities loaned at value	$—	$2,151,588	$—	$5,104,997
* Cost of investments in securities	$4,791,646	$131,797,679	$3,310,192	$103,717,833
** Cost of investments in affiliates	$96,504	$—	$—	$—
*** Cost of short-term investments	$—	$2,305,798	$—	$5,329,890
**** Cost of short-term investments in affiliates	$43,928	$—	$57,279	$—
***** Cost of foreign currencies	$4,852	$—	$36,415	$890,251
****** Cost of foreign currency overdraft	$—	$1,558,151	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010 (CONTINUED)

	ING Asia-Pacific Real Estate Fund	ING Emerging Countries Fund	ING European Real Estate Fund	ING Global Opportunities Fund
Class A:
Net assets	$5,853,624	$86,497,086	$4,207,742	$55,541,303
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	960,216	2,995,158	594,770	3,946,190
Net asset value and redemption price per share	$6.10	$28.88	$7.07	$14.07
Maximum offering price per share (5.75%)(1)	$6.47	$30.64	$7.50	$14.93

Class B:
Net assets	$36,589	$3,900,803	$118,346	$9,093,863
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	6,034	137,204	16,839	676,782
Net asset value, redemption price and maximum offering price per share(2)	$6.06	$28.43	$7.03	$13.44

Class C:
Net assets	$250,052	$15,872,814	$88,709	$49,255,775
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	41,165	594,716	12,578	3,664,624
Net asset value, redemption price and maximum offering price per share(2)	$6.07	$26.69	$7.05	$13.44

Class I:
Net assets	$2,560	$72,072,499	$43,665	$9,466,742
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	422	2,482,298	6,184	658,223
Net asset value, redemption price and maximum offering price per share	$6.06	$29.03	$7.06	$14.38

Class W:
Net assets	n/a	$6,398,360	n/a	$1,486,266
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	210,779	n/a	96,765
Net asset value, redemption price and maximum offering price per share	n/a	$30.36	n/a	$15.36

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010

	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Capital Appreciation Fund	ING International Real Estate Fund
ASSETS:
Investments in securities at value+*	$44,421,200	$136,838,051	$103,057,026	$624,902,690
Investments in affiliates**	—	—	—	7,673,613
Short-term investments at value***	—	—	3,713,840	—
Short-term investments in affiliates****	—	124,000	—	—
Cash	290,075	—	547,719	8,626,473
Cash collateral for futures	—	82,138	—	—
Foreign currencies at value*****	14,038	103,120	667	172,380
Receivables:
Investment securities sold	582,555	17,296,059	929,388	59,998
Fund shares sold	149,712	11,734	22,633	1,924,023
Dividends and interest	14,440	476,364	218,186	1,682,631
Prepaid expenses	11,296	8,939	14,013	23,081
Reimbursement due from manager	—	22,287	31,362	—
Total assets	45,483,316	154,962,692	108,534,834	645,064,889

LIABILITIES:
Payable for investment securities purchased	548	16,237,551	1,029,188	3,257,732
Payable for fund shares redeemed	102,656	84,892	72,848	463,789
Payable upon receipt of securities loaned	—	—	3,729,793	—
Payable to affiliates	68,581	92,497	97,781	619,254
Payable to custodian due to bank overdraft	—	80,775	—	—
Payable for directors fees	824	960	3,985	4,932
Other accrued expenses and liabilities	76,404	115,282	90,680	287,490
Total liabilities	249,013	16,611,957	5,024,275	4,633,197
NET ASSETS	$45,234,303	$138,350,735	$103,510,559	$640,431,692

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$38,897,297	$205,124,914	$154,590,131	$861,252,500
Undistributed net investment income	456,008	1,932,025	551,666	21,444,431
Accumulated net realized loss	(3,644,859)	(86,173,027)	(65,663,377)	(359,808,051)
Net unrealized appreciation	9,525,857	17,466,823	14,032,139	117,542,812
NET ASSETS	$45,234,303	$138,350,735	$103,510,559	$640,431,692

+ Including securities loaned at value	$—	$—	$3,597,864	$—
* Cost of investments in securities	$34,895,235	$119,394,075	$89,014,411	$508,123,163
** Cost of investments in affiliates	$—	$—	$—	$6,950,929
*** Cost of short-term investments	$—	$—	$3,729,793	$—
**** Cost of short-term investments in affiliates	$—	$124,000	$—	$—
***** Cost of foreign currencies	$13,946	$103,375	$712	$172,375

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010 (CONTINUED)

	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Capital Appreciation Fund	ING International Real Estate Fund
Class A:
Net assets	$29,947,389	$8,969,165	$24,553,172	$240,779,174
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,826,533	1,073,024	2,436,031	27,193,179
Net asset value and redemption price per share	$16.40	$8.36	$10.08	$8.85
Maximum offering price per share (5.75%)(1)	$17.40	$8.87	$10.69	$9.39

Class B:
Net assets	$2,772,297	$772,403	$2,597,389	$3,019,185
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	171,320	92,393	262,057	342,395
Net asset value, redemption price and maximum offering price per share(2)	$16.18	$8.36	$9.91	$8.82

Class C:
Net assets	$5,772,213	$1,201,693	$7,495,194	$25,631,544
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	356,498	144,772	753,449	2,908,602
Net asset value, redemption price and maximum offering price per share(2)	$16.19	$8.30	$9.95	$8.81

Class I:
Net assets	$2,212,064	$81,469,663	$58,078,023	$365,799,482
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	134,555	9,717,325	5,756,047	41,257,369
Net asset value, redemption price and maximum offering price per share	$16.44	$8.38	$10.09	$8.87

Class O:
Net assets	$4,530,340	$45,937,811	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	278,459	5,535,127	n/a	n/a
Net asset value, redemption price and maximum offering price per share	$16.27	$8.30	n/a	n/a

Class W:
Net assets	n/a	n/a	$10,786,781	$5,202,307
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$—	$—
Shares outstanding	n/a	n/a	1,067,471	585,218
Net asset value, redemption price and maximum offering price per share	n/a	n/a	$10.10	$8.89

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010

	ING International SmallCap Multi-Manager Fund	ING International Value Fund	ING International Value Choice Fund
ASSETS:
Investments in securities at value+*	$426,714,566	$1,212,467,754	$45,920,567
Short-term investments at value**	1,385,519	3,884,252	—
Short-term investments in affiliates***	2,287,236	29,834,588	716,531
Cash	4,688,831	—	—
Foreign currencies at value****	661,669	556,039	—
Receivables:
Investment securities sold	2,185,894	10,437,299	—
Fund shares sold	426,990	264,125	111,751
Dividends and interest	1,275,339	9,301,140	147,240
Prepaid expenses	22,977	25,218	15,285
Total assets	439,649,021	1,266,770,415	46,911,374

LIABILITIES:
Payable for investment securities purchased	1,559,510	12,299,439	—
Payable for fund shares redeemed	379,573	11,353,656	14,947
Payable upon receipt of securities loaned	1,401,458	4,124,710	—
Payable to affiliates	477,825	1,490,366	53,895
Payable to custodian due to bank overdraft	—	8,221	—
Payable to custodian due to foreign currency overdraft*****	—	—	1,906
Payable for directors fees	8,520	17,935	2,062
Accrued foreign taxes on capital gains	274,579	—	—
Other accrued expenses and liabilities	368,828	925,956	44,363
Total liabilities	4,470,293	30,220,283	117,173
NET ASSETS	$435,178,728	$1,236,550,132	$46,794,201

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$694,085,586	$2,120,196,949	$59,029,157
Undistributed net investment income	2,619,329	23,170,317	387,496
Accumulated net realized loss	(327,932,675)	(891,714,854)	(15,857,289)
Net unrealized appreciation or depreciation	66,406,488	(15,102,280)	3,234,837
NET ASSETS	$435,178,728	$1,236,550,132	$46,794,201

+ Including securities loaned at value	$1,318,563	$3,916,586	$—
* Cost of investments in securities	$360,351,549	$1,227,791,003	$42,691,534
** Cost of short-term investments	$1,401,458	$4,124,710	$—
*** Cost of short-term investments in affiliates	$2,287,236	$29,834,588	$716,531
**** Cost of foreign currencies	$661,331	$555,960	$—
***** Cost of foreign currency overdraft	$—	$—	$1,899

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010 (CONTINUED)

	ING International SmallCap Multi-Manager Fund	ING International Value Fund	ING International Value Choice Fund
Class A:
Net assets	$144,594,020	$549,016,187	$22,683,264
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	3,850,774	46,602,126	2,070,284
Net asset value and redemption price per share	$37.55	$11.78	$10.96
Maximum offering price per share (5.75%)(1)	$39.84	$12.50	$11.63

Class B:
Net assets	$5,119,993	$3,131,599	$1,159,932
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	129,659	268,565	107,744
Net asset value, redemption price and maximum offering price per share(2)	$39.49	$11.66	$10.77

Class C:
Net assets	$31,078,453	$210,574,031	$5,195,156
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	886,900	18,464,992	480,984
Net asset value, redemption price and maximum offering price per share(2)	$35.04	$11.40	$10.80

Class I:
Net assets	$210,964,793	$449,321,303	$17,722,337
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	5,601,236	38,184,808	1,616,375
Net asset value, redemption price and maximum offering price per share	$37.66	$11.77	$10.96

Class O:
Net assets	$1,164,006	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	31,206	n/a	n/a
Net asset value, redemption price and maximum offering price per share	$37.30	n/a	n/a

Class W:
Net assets	$42,257,463	$24,507,012	$33,512
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	949,811	2,083,697	3,055
Net asset value, redemption price and maximum offering price per share	$44.49	$11.76	$10.97

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010

	ING Russia Fund	ING Global Bond Fund	ING Diversified International Fund
ASSETS:
Investments in securities at value+*	$403,404,418	$519,797,516	$—
Investments in affiliates**	—	—	193,294,657
Short-term investments at value***	25,402,044	—	—
Short-term investments in affiliates****	—	3,941,000	—
Short-term investments at amortized cost	—	9,748,653	—
Cash	9,528,924	535,417	35,031
Receivable for derivatives collateral held at broker (Note 2)	—	485,000	—
Cash collateral for futures	—	4,259,031	—
Foreign currencies at value*****	—	383,323	—
Receivables:
Investment securities sold on a delayed-delivery or when-issued basis	—	19,152,345	—
Investment securities sold	12,580,651	5,467,679	29,904
Fund shares sold	624,444	6,222,398	93,309
Dividends and interest	2,021,796	6,925,949	—
Unrealized appreciation on forward foreign currency contracts	—	5,085,366	—
Unrealized appreciation on swap agreements	—	659,123	—
Prepaid expenses	20,009	45,845	17,462
Reimbursement due from manager	—	43,522	33,167
Total assets	453,582,286	582,752,167	193,503,530

LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	38,268,967	—
Payable for investment securities purchased	—	8,804,296	—
Payable for fund shares redeemed	512,039	411,688	357,488
Payable for cash collateral for futures******	—	846,890	—
Payable upon receipt of securities loaned	25,570,334	—	—
Unrealized depreciation on forward foreign currency contracts	—	3,758,877	—
Unrealized depreciation on swap agreements	—	862,110	—
Income distribution payable	—	870,000	—
Payable to affiliates	575,476	335,494	104,233
Payable for directors fees	5,053	2,062	3,100
Other accrued expenses and liabilities	606,351	220,031	200,472
Written options, at fair valueˆ	—	1,561,926	—
Total liabilities	27,269,253	55,942,341	665,293
NET ASSETS	$426,313,033	$526,809,826	$192,838,237

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$426,110,480	$491,141,081	$345,520,203
Undistributed net investment income	—	5,166,181	—
Accumulated net realized gain (loss)	(99,667,092)	2,781,734	(182,000,931)
Net unrealized appreciation	99,869,645	27,720,830	29,318,965
NET ASSETS	$426,313,033	$526,809,826	$192,838,237

+ Including securities loaned at value	$24,331,127	$—	$—
* Cost of investments in securities	$303,365,985	$493,422,122	$—
** Cost of investments in affiliates	$—	$—	$163,975,692
*** Cost of short-term investments	$25,570,334	$—	$—
**** Cost of short-term investments in affiliates	$—	$3,941,000	$—
***** Cost of foreign currencies	$—	$378,453	$—
****** Cost of foreign cash collateral for futures	$—	$844,180	$—
ˆ Premiums received on written options	$—	$1,924,987	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010 (CONTINUED)

	ING Russia Fund		ING Global Bond Fund		ING Diversified International Fund
Class A:
Net assets	$418,162,125		$192,384,092		$102,459,924
Shares authorized	unlimited		unlimited		unlimited
Par value	$—		$—		$—
Shares outstanding	11,449,270		15,621,712		10,976,159
Net asset value and redemption price per share	$36.52		$12.32		$9.33
Maximum offering price per share	$38.75	(1)	$12.64	(2)	$9.90	(1)

Class B:
Net assets	n/a		$4,125,396		$16,615,601
Shares authorized	n/a		unlimited		unlimited
Par value	n/a		$—		$—
Shares outstanding	n/a		337,895		1,791,737
Net asset value, redemption price and maximum offering price per share(3)	n/a		$12.21		$9.27

Class C:
Net assets	n/a		$90,458,072		$59,015,489
Shares authorized	n/a		unlimited		unlimited
Par value	n/a		$—		$—
Shares outstanding	n/a		7,381,941		6,376,313
Net asset value, redemption price and maximum offering price per share(3)	n/a		$12.25		$9.26

Class I:
Net assets	$8,150,908		$222,122,510		$9,187,766
Shares authorized	unlimited		unlimited		unlimited
Par value	$—		$—		$—
Shares outstanding	222,466		18,087,261		985,293
Net asset value, redemption price and maximum offering price per share	$36.64		$12.28		$9.32

Class O:
Net assets	n/a		$3,578,002		$2,946,540
Shares authorized	n/a		unlimited		unlimited
Par value	n/a		$—		$—
Shares outstanding	n/a		295,201		317,642
Net asset value, redemption price and maximum offering price per share	n/a		$12.12		$9.28

Class R:
Net assets	n/a		n/a		$173,215
Shares authorized	n/a		n/a		unlimited
Par value	n/a		n/a		$—
Shares outstanding	n/a		n/a		18,779
Net asset value, redemption price and maximum offering price per share	n/a		n/a		$9.22

Class W:
Net assets	n/a		$14,141,754		$2,439,702
Shares authorized	n/a		unlimited		unlimited
Par value	n/a		$—		$—
Shares outstanding	n/a		1,167,082		262,394
Net asset value, redemption price and maximum offering price per share	n/a		$12.12		$9.30

(1)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 ore more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Real Estate Fund	ING Global Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,645,603	$1,671,401	$64,967,177	$5,679,517
Interest, net of foreign taxes withheld*	—	9,119	131	140,309
Securities lending income, net	7,531	—	179,728	51,335
Total investment income	5,653,134	1,680,520	65,147,036	5,871,161

EXPENSES:
Investment management fees	979,886	893,029	15,958,881	2,753,165
Distribution and service fees:
Class A	109,686	247,385	2,476,453	384,354
Class B	135,670	—	210,655	76,896
Class C	333,010	—	1,705,549	739,929
Class O	36,883	—	34,773	—
Class Q(2)	—	—	—	430
Transfer agent fees:
Class A	83,165	167,957	2,348,115	236,365
Class B	25,785	—	49,972	11,896
Class C	63,219	—	404,478	113,869
Class I	2,899	—	720,889	12,222
Class O	27,941	—	32,958	—
Class W	54,426	464	464,114	18,538
Administrative service fees	139,982	102,403	2,217,317	305,905
Shareholder reporting expense	44,761	29,932	525,361	62,965
Registration fees	82,407	46,358	217,597	86,458
Professional fees	19,864	27,626	284,632	43,439
Custody and accounting expense	40,618	24,936	777,571	91,525
Directors fees	3,082	2,965	50,390	4,415
Miscellaneous expense	8,735	7,357	88,146	17,587
Interest expense	—	334	—	—
Total expenses	2,192,019	1,550,746	28,567,851	4,959,958
Net recouped (waived and reimbursed) fees	25,399	(1,292)	(50,243)	(28,936)
Brokerage commission recapture	—	—	—	(33,362)
Net expenses	2,217,418	1,549,454	28,517,608	4,897,660
Net investment income	3,435,716	131,066	36,629,428	973,501

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,546,854	3,237,529	(56,386,394)	29,629,921
Foreign currency related transactions	(251,540)	6,350	(680,532)	(63,698)
Net realized gain (loss)	9,295,314	3,243,879	(57,066,926)	29,566,223
Net change in unrealized appreciation or depreciation on:
Investments	3,884,827	8,481,951	466,470,859	30,398,649
Foreign currency related transactions	10,940	61	136,210	40,182
Net change in unrealized appreciation or depreciation	3,895,767	8,482,012	466,607,069	30,438,831
Net realized and unrealized gain	13,191,081	11,725,891	409,540,143	60,005,054
Increase in net assets resulting from operations	$16,626,797	$11,856,957	$446,169,571	$60,978,555

* Foreign taxes withheld	$320,303	$78,088	$3,203,338	$434,116
(1) Dividends from affiliates	$—	$3,139	$1,488,610	$56,333
(2)	Effective November 20, 2009, Class Q shareholders of ING Global Value Choice Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010

	ING Asia-Pacific Real Estate Fund	ING Emerging Countries Fund	ING European Real Estate Fund	ING Global Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$159,496	$2,559,608	$124,743	$3,645,918
Interest, net of foreign taxes withheld*	2,155	123,539	35	120,235
Securities lending income, net	—	10,793	—	15,485
Total investment income	161,651	2,693,940	124,778	3,781,638

EXPENSES:
Investment management fees	48,106	2,003,496	41,766	1,783,334
Distribution and service fees:
Class A	9,852	279,984	9,924	174,576
Class B	278	44,007	987	113,257
Class C	8,397	165,463	664	613,277
Class Q(2)(3)	—	6,794	—	4
Transfer agent fees:
Class A	2,337	155,547	3,301	149,151
Class B	17	8,606	78	24,230
Class C	541	32,266	60	131,111
Class I	—	6,510	9	2,825
Class Q(2)(3)	—	523	—	—
Class W	—	8,170	—	2,926
Administrative service fees	4,811	160,278	4,177	182,621
Shareholder reporting expense	1,830	51,850	1,253	26,964
Registration fees	54,234	79,883	56,875	81,306
Professional fees	1,768	37,167	8,945	41,848
Custody and accounting expense	35,795	206,438	32,752	361,921
Directors fees	222	5,165	215	6,004
Miscellaneous expense	4,975	20,539	4,258	17,144
Interest expense	43	736	140	5,435
Total expenses	173,206	3,273,422	165,404	3,717,934
Net waived and reimbursed fees	(81,863)	(300,176)	(90,600)	(328,646)
Net expenses	91,343	2,973,246	74,804	3,389,288
Net investment income (loss)	70,308	(279,306)	49,974	392,350

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	84,937	20,184,601	(80,456)	33,332,732
Foreign currency related transactions	286	(598,641)	(9,613)	1,280,177
Futures	—	—	—	(235,182)
Net realized gain (loss)	85,223	19,585,960	(90,069)	34,377,727
Net change in unrealized appreciation or depreciation on:
Investments	811,383	10,402,951	482,489	(23,662,316)
Foreign currency related transactions	536	36,895	989	551,679
Net change in unrealized appreciation or depreciation	811,919	10,439,846	483,478	(23,110,637)
Net realized and unrealized gain	897,142	30,025,806	393,409	11,267,090
Increase in net assets resulting from operations	$967,450	$29,746,500	$443,383	$11,659,440

* Foreign taxes withheld	$8,406	$261,320	$11,624	$414,073
** Foreign taxes on sale of Indian Investments	$—	$—	$—	$16,113
(1) Dividends from affiliates	$8,870	$—	$75	$802
(2)	Effective November 20, 2009, Class Q shareholders of ING Global Opportunities Fund were converted to Class W shares of the Fund.
(3)	Effective March 8, 2010, Class Q shareholders of ING Emerging Countries Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010

	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Capital Appreciation Fund	ING International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,071,189	$3,240,455	$1,771,678	$17,392,436
Interest, net of foreign taxes withheld*	16,264	17,218	19,007	316,851
Securities lending income, net	—	—	46,801	—
Total investment income	1,087,453	3,257,673	1,837,486	17,709,287

EXPENSES:
Investment management fees	519,081	653,367	839,701	5,056,290
Distribution and service fees:
Class A	76,905	21,690	62,103	391,813
Class B	28,371	9,144	35,444	33,052
Class C	59,428	13,041	74,883	246,541
Class O	9,495	113,065	—	—
Class W	—	—	10,433	—
Transfer agent fees:
Class A	67,781	19,988	62,328	139,065
Class B	6,275	2,087	8,700	2,944
Class C	13,041	2,981	17,567	21,975
Class I	1,371	10,606	718	12,167
Class O	8,538	103,541	—	—
Class W	—	—	19,489	2,766
Administrative service fees	45,137	118,793	98,787	538,566
Shareholder reporting expense	19,379	47,079	22,934	79,385
Registration fees	68,998	64,464	70,091	99,540
Professional fees	18,970	5,326	35,980	82,660
Custody and accounting expense	53,478	81,455	89,569	372,779
Directors fees	1,844	107	4,501	13,707
Miscellaneous expense	11,682	12,512	21,753	29,773
Interest expense	764	2,824	1,181	1,918
Total expenses	1,010,538	1,282,070	1,476,162	7,124,941
Net waived and reimbursed fees	(2,687)	(97,803)	(237,073)	(3,605)
Brokerage commission recapture	—	—	(5,895)	—
Net expenses	1,007,851	1,184,267	1,233,194	7,121,336
Net investment income	79,602	2,073,406	604,292	10,587,951

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,919,174	5,931,417	6,984,925	(25,622,322)
Foreign currency related transactions	(7,914)	(499,169)	(32,500)	(317,228)
Net realized gain (loss)	3,911,260	5,432,248	6,952,425	(25,939,550)
Net change in unrealized appreciation or depreciation on:
Investments	2,259,079	8,812,470	4,653,321	82,986,815
Foreign currency related transactions	176	(439)	1,498	37,012
Futures	—	(1,000)	—	—
Net change in unrealized appreciation or depreciation	2,259,255	8,811,031	4,654,819	83,023,827
Net realized and unrealized gain	6,170,515	14,243,279	11,607,244	57,084,277
Increase in net assets resulting from operations	$6,250,117	$16,316,685	$12,211,536	$67,672,228

* Foreign taxes withheld	$133,787	$280,682	$171,410	$1,300,527
(1) Dividends from affiliates	$—	$346	$—	$390,780

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010

	ING International SmallCap Multi-Manager Fund	ING International Value Fund	ING International Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$9,104,806	$46,673,432	$1,310,725
Interest, net of foreign taxes withheld*	213,968	623,699	—
Securities lending income, net	59,846	140,684	—
Total investment income	9,378,620	47,437,815	1,310,725

EXPENSES:
Investment management fees	4,216,192	14,570,416	518,203
Distribution and service fees:
Class A	551,897	1,871,587	50,370
Class B	64,509	171,600	15,944
Class C	309,301	2,389,469	47,780
Class O	2,344	—	—
Class Q(2)	4,809	3,831	—
Transfer agent fees:
Class A	309,282	752,598	37,143
Class B	12,558	20,469	2,887
Class C	60,760	288,016	8,809
Class I	26,760	392,873	959
Class O	1,855	—	—
Class Q(2)	271	1,090	—
Class W	76,431	26,105	45
Administrative service fees	421,616	1,599,649	51,820
Shareholder reporting expense	65,446	292,067	14,155
Registration fees	91,029	94,043	63,430
Professional fees	98,026	158,367	16,933
Custody and accounting expense	386,440	610,814	25,414
Directors fees	10,365	22,682	1,435
Miscellaneous expense	30,013	88,787	6,483
Interest expense	3,196	21,638	418
Total expenses	6,743,100	23,376,101	862,228
Net waived and reimbursed fees	(80,495)	(160,403)	(22,586)
Brokerage commission recapture	—	(14,602)	—
Net expenses	6,662,605	23,201,096	839,642
Net investment income	2,716,015	24,236,719	471,083

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	33,450,896	(66,617,029)	300,696
Foreign currency related transactions	(86,080)	(405,951)	(33,089)
Net realized gain (loss)	33,364,816	(67,022,980)	267,607
Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)***	42,500,406	109,997,130	5,282,972
Foreign currency related transactions	44,863	(107,403)	3,922
Net change in unrealized appreciation or depreciation	42,545,269	109,889,727	5,286,894
Net realized and unrealized gain	75,910,085	42,866,747	5,554,501
Increase in net assets resulting from operations	$78,626,100	$67,103,466	$6,025,584

* Foreign taxes withheld	$801,755	$4,099,693	$115,742
** Foreign taxes on sale of Indian Investments	$359,558	$—	$—
*** Foreign tax accrued on Indian Investments	$274,579	$—	$—
(1) Dividends from affiliates	$2,891	$27,082	$3,703
(2)	Effective November 20, 2009, Class Q shareholders of ING International SmallCap Multi-Manager Fund and ING International Value Fund were converted to Class W shares of each respective Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010

	ING Russia Fund	ING Global Bond Fund	ING Diversified International Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,533,307	$—	$—
Dividends from affiliates	—	23,235	—
Dividends from affiliated underlying funds	—	—	2,323,062
Interest, net of foreign taxes withheld*	13,806	21,979,094	—
Securities lending income, net	114,749	—	—
Total investment income	4,661,862	22,002,329	2,323,062

EXPENSES:
Investment management fees	5,124,720	1,658,674	—
Distribution and service fees:
Class A	1,010,929	386,182	285,873
Class B	—	44,819	180,316
Class C	—	682,392	640,099
Class O	—	8,820	6,115
Class R	—	—	906
Transfer agent fees:
Class A	594,575	160,395	190,869
Class B	—	4,513	30,006
Class C	—	71,146	106,430
Class I	127	12,005	10,702
Class O	—	3,590	4,090
Class R	—	—	300
Class W	—	7,315	4,017
Administrative service fees	409,973	414,665	208,914
Shareholder reporting expense	142,652	84,591	55,239
Registration fees	39,502	106,020	96,215
Professional fees	57,916	47,371	25,338
Custody and accounting expense	1,226,063	302,900	29,448
Directors fees	7,385	11,455	7,405
Miscellaneous expense	18,469	28,868	12,144
Interest expense	—	3,750	—
Total expenses	8,632,311	4,039,471	1,894,426
Net waived and reimbursed fees	—	(376,496)	(498,708)
Net expenses	8,632,311	3,662,975	1,395,718
Net investment income (loss)	(3,970,449)	18,339,354	927,344

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(28,234,471)	10,223,378	—
Sale of investments in affiliated underlying funds	—	—	(29,774,620)
Foreign currency related transactions	(16,401)	(5,296,317)	—
Futures	—	(3,079,438)	—
Swaps	—	2,130,323	—
Written options	—	1,184,602	—
Net realized gain (loss)	(28,250,872)	5,162,548	(29,774,620)
Net change in unrealized appreciation or depreciation on:
Investments	115,197,359	5,193,389	—
Investments in affiliated underlying funds	—	—	53,786,539
Foreign currency related transactions	(14,408)	1,706,282	—
Futures	—	44,244	—
Swaps	—	(174,501)	—
Written options	—	365,372	—
Net change in unrealized appreciation or depreciation	115,182,951	7,134,786	53,786,539
Net realized and unrealized gain	86,932,079	12,297,334	24,011,919
Increase in net assets resulting from operations	$82,961,630	$30,636,688	$24,939,263

* Foreign taxes withheld	$992,577	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS:
Net investment income	$3,435,716	$3,558,564	$131,066	$381,045
Net realized gain (loss)	9,295,314	(73,290,060)	3,243,879	(24,773,442)
Net change in unrealized appreciation or depreciation	3,895,767	80,191,913	8,482,012	43,943,525
Increase in net assets resulting from operations	16,626,797	10,460,417	11,856,957	19,551,128

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,099,380)	(1,266,772)	(297,867)	(253,882)
Class B	(232,057)	(316,335)	—	—
Class C	(572,183)	(724,052)	—	—
Class I	(173,783)	(48,623)	(4,054)	(766)
Class O	(380,980)	(355,824)	—	—
Class W	(776,958)	(310,735)	(986)	(194)
Net realized gains:
Class A	—	—	—	(5,296,232)
Class I	—	—	—	(5,605)
Class W	—	—	—	(1,418)
Return of capital:
Class A	—	(89,224)	—	—
Class B	—	(31,064)	—	—
Class C	—	(71,099)	—	—
Class I	—	(2,889)	—	—
Class O	—	(25,247)	—	—
Class W	—	(10,305)	—	—
Total distributions	(3,235,341)	(3,252,169)	(302,907)	(5,558,097)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	42,190,089	34,686,563	17,893,170	10,330,214
Reinvestment of distributions	2,013,907	1,993,528	265,592	4,970,473
	44,203,996	36,680,091	18,158,762	15,300,687
Cost of shares redeemed	(49,087,115)	(54,101,898)	(25,151,505)	(12,664,477)
Net increase (decrease) in net assets resulting from capital share transactions	(4,883,119)	(17,421,807)	(6,992,743)	2,636,210
Net increase (decrease) in net assets	8,508,337	(10,213,559)	4,561,307	16,629,241

NET ASSETS:
Beginning of year	138,770,386	148,983,945	100,370,576	83,741,335
End of year	$147,278,723	$138,770,386	$104,931,883	$100,370,576
Undistributed (distributions in excess of) net investment income at end of year	$5,700	$11,181	$(1,181)	$94,442

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Real Estate Fund		ING Global Value Choice Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM OPERATIONS:
Net investment income	$36,629,428	$33,848,865	$973,501	$467,178
Net realized gain (loss)	(57,066,926)	(503,179,773)	29,566,223	(11,803,835)
Net change in unrealized appreciation or depreciation	466,607,069	688,315,397	30,438,831	65,867,124
Increase in net assets resulting from operations	446,169,571	218,984,489	60,978,555	54,530,467

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(52,577,111)	(15,188,664)	(751,278)	—
Class B	(1,269,597)	(421,176)	(18,461)	—
Class C	(8,728,497)	(2,475,980)	(160,740)	—
Class I	(38,316,201)	(8,166,937)	(97,710)	—
Class O	(742,011)	(258,598)	—	—
Class Q(1)	—	—	(5,431)	—
Class W	(9,909,852)	(3,115,932)	(17,043)	—
Net realized gains:
Class A	—	(865,442)	—	—
Class B	—	(29,080)	—	—
Class C	—	(171,978)	—	—
Class I	—	(327,550)	—	—
Class O	—	(13,443)	—	—
Class W	—	(52,833)	—	—
Return of capital:
Class A	—	(5,852,941)	—	—
Class B	—	(159,326)	—	—
Class C	—	(909,582)	—	—
Class I	—	(2,604,321)	—	—
Class O	—	(82,691)	—	—
Class W	—	(437,241)	—	—
Total distributions	(111,543,269)	(41,133,715)	(1,050,663)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,542,276,839	870,249,148	376,846,120	164,167,759
Payment from Distribution settlement/ affiliate (Note 17)	—	—	389,524	—
Reinvestment of distributions	90,697,315	33,200,656	760,106	—
	1,632,974,154	903,449,804	377,995,750	164,167,759
Cost of shares redeemed	(759,323,843)	(694,752,679)	(119,767,474)	(115,689,883)
Net increase in net assets resulting from capital share transactions	873,650,311	208,697,125	258,228,276	48,477,876
Net increase in net assets	1,208,276,613	386,547,899	318,156,168	103,008,343

NET ASSETS:
Beginning of year	1,688,505,980	1,301,958,081	176,170,454	73,162,111
End of year	$2,896,782,593	$1,688,505,980	$494,326,622	$176,170,454
Undistributed (distributions in excess of) net investment income at end of year	$(10,030,598)	$(5,402,287)	$8,013,215	$1,036,069

(1)	Effective November 20, 2009, Class Q shareholders of ING Global Value Choice Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Asia-Pacific Real Estate Fund		ING Emerging Countries Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM OPERATIONS:
Net investment income (loss)	$70,308	$71,671	$(279,306)	$295,412
Net realized gain (loss)	85,223	(3,273,897)	19,585,960	(41,421,824)
Net change in unrealized appreciation or depreciation	811,919	3,791,308	10,439,846	85,926,451
Increase in net assets resulting from operations	967,450	589,082	29,746,500	44,800,039

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(362,012)	(64,634)	—	(1,746,630)
Class B	(2,641)	(353)	—	(42,502)
Class C	(95,640)	(12,255)	—	(203,409)
Class I	(115)	(13)	—	(725,836)
Class Q(1)	—	—	—	(146,524)
Class W	—	—	—	(998)
Total distributions	(460,408)	(77,255)	—	(2,865,899)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,864,117	993,978	74,363,135	29,894,212
Payment from Distribution settlement/ affiliate (Note 17)	—	—	—	1,400,280
Reinvestment of distributions	50,977	7,495	—	2,564,649
	2,915,094	1,001,473	74,363,135	33,859,141
Cost of shares redeemed	(1,716,589)	(3,771,209)	(57,366,562)	(40,483,488)
Net increase (decrease) in net assets resulting from capital share transactions	1,198,505	(2,769,736)	16,996,573	(6,624,347)
Net increase (decrease) in net assets	1,705,547	(2,257,909)	46,743,073	35,309,793

NET ASSETS:
Beginning of year	4,437,278	6,695,187	137,998,489	102,688,696
End of year	$6,142,825	$4,437,278	$184,741,562	$137,998,489
Undistributed net investment income at end of year	$370,273	$337,370	$655	$—

(1)	Effective March 8, 2010, Class Q shareholders of ING Emerging Countries Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING European Real Estate Fund		ING Global Opportunities Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM OPERATIONS:
Net investment income	$49,974	$78,704	$392,350	$2,433,639
Net realized gain (loss)	(90,069)	(1,152,836)	34,377,727	(50,146,128)
Net change in unrealized appreciation or depreciation	483,478	2,231,676	(23,110,637)	71,640,409
Increase in net assets resulting from operations	443,383	1,157,544	11,659,440	23,927,920

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(393,226)	(181,768)	—	(4,924,315)
Class B	(8,991)	(671)	—	(461,405)
Class C	(5,614)	(2,381)	—	(2,720,389)
Class I	(1,509)	(32)	—	(3,274,378)
Class Q(1)	—	—	—	(675)
Class W	—	—	—	(13,885)
Total distributions	(409,340)	(184,852)	—	(11,395,047)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	845,050	2,521,942	23,504,697	45,668,879
Reinvestment of distributions	90,274	26,992	—	8,751,093
	935,324	2,548,934	23,504,697	54,419,972
Cost of shares redeemed	(3,007,669)	(240,480)	(160,748,061)	(157,258,780)
Net increase (decrease) in net assets resulting from capital share transactions	(2,072,345)	2,308,454	(137,243,364)	(102,838,808)
Net increase (decrease) in net assets	(2,038,302)	3,281,146	(125,583,924)	(90,305,935)

NET ASSETS:
Beginning of year	6,496,764	3,215,618	250,427,873	340,733,808
End of year	$4,458,462	$6,496,764	$124,843,949	$250,427,873
Undistributed net investment income at end of year	$156,327	$288,525	$2,211,837	$532,896

(1)	Effective November 20, 2009, Class Q shareholders of ING Global Opportunities Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Greater China Fund		ING Index Plus International Equity Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM OPERATIONS:
Net investment income	$79,602	$150,182	$2,073,406	$2,711,738
Net realized gain (loss)	3,911,260	(6,183,150)	5,432,248	(46,411,839)
Net change in unrealized appreciation or depreciation	2,259,255	22,037,965	8,811,031	67,294,623
Increase in net assets resulting from operations	6,250,117	16,004,997	16,316,685	23,594,522

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(506,388)	(80,583)	(169,055)	(337,810)
Class B	(27,549)	(6,660)	(11,703)	(28,973)
Class C	(72,785)	(8,156)	(16,513)	(31,419)
Class I	(13,810)	(235)	(1,026,008)	(2,734,906)
Class O	(55,680)	(1,283)	(889,985)	(1,555,036)
Net realized gains:
Class A	—	(1,583,601)	—	—
Class B	—	(135,431)	—	—
Class C	—	(166,482)	—	—
Class I	—	(4,563)	—	—
Class O	—	(24,941)	—	—
Total distributions	(676,212)	(2,011,935)	(2,113,264)	(4,688,144)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,613,491	28,491,821	51,021,784	16,412,648
Payments from Distribution settlement/ affiliate (Note 17)	—	—	14,363	497,810
Reinvestment of distributions	551,175	1,500,221	1,254,275	3,297,835
	16,164,666	29,992,042	52,290,422	20,208,293
Cost of shares redeemed	(22,447,403)	(23,362,569)	(38,109,545)	(37,853,048)
Net increase (decrease) in net assets resulting from capital share transactions	(6,282,737)	6,629,473	14,180,877	(17,644,755)
Net increase (decrease) in net assets	(708,832)	20,622,535	28,384,298	1,261,623

NET ASSETS:
Beginning of year	45,943,135	25,320,600	109,966,437	108,704,814
End of year	$45,234,303	$45,943,135	$138,350,735	$109,966,437
Undistributed net investment income at end of year	$456,008	$675,252	$1,932,025	$1,980,573

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Capital Appreciation Fund		ING International Real Estate Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM OPERATIONS:
Net investment income	$604,292	$534,798	$10,587,951	$11,398,195
Net realized gain (loss)	6,952,425	(24,748,005)	(25,939,550)	(174,595,021)
Net change in unrealized appreciation or depreciation	4,654,819	42,982,950	83,023,827	274,383,100
Increase in net assets resulting from operations	12,211,536	18,769,743	67,672,228	111,186,274

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(27,773)	(10,206,548)	(1,805,423)
Class B	—	(2,107)	(247,391)	(56,721)
Class C	—	(645)	(1,741,535)	(397,980)
Class I	—	(1,471,342)	(28,888,201)	(8,854,996)
Class W	—	—	(197,296)	(22,546)
Return of capital:
Class A	—	(1,123)	—	—
Class B	—	(174)	—	—
Class C	—	(277)	—	—
Class I	—	(34,524)	—	—
Total distributions	—	(1,537,965)	(41,280,971)	(11,137,666)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,162,278	13,295,441	240,789,962	244,320,032
Proceeds from shares issued in merger (Note 12)	—	54,440,262	—	—
Payment from Distribution settlement/ affiliate (Note 17)	17,464	—	—	—
Reinvestment of distributions	—	1,520,985	16,644,023	4,243,297
	25,179,742	69,256,688	257,433,985	248,563,329
Cost of shares redeemed	(42,618,091)	(27,912,810)	(180,122,321)	(232,704,593)
Net increase (decrease) in net assets resulting from capital share transactions	(17,438,349)	41,343,878	77,311,664	15,858,736
Net increase (decrease) in net assets	(5,226,813)	58,575,656	103,702,921	115,907,344

NET ASSETS:
Beginning of year	108,737,372	50,161,716	536,728,771	420,821,427
End of year	$103,510,559	$108,737,372	$640,431,692	$536,728,771
Undistributed net investment income at end of year	$551,666	$1,452	$21,444,431	$31,518,711

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International SmallCap Multi-Manager Fund		ING International Value Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM OPERATIONS:
Net investment income	$2,716,015	$3,451,120	$24,236,719	$21,719,914
Net realized gain (loss)	33,364,816	(201,552,375)	(67,022,980)	(789,089,768)
Net change in unrealized appreciation or depreciation	42,545,269	321,977,593	109,889,727	1,071,761,382
Increase in net assets resulting from operations	78,626,100	123,876,338	67,103,466	304,391,528

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,214,496)	(4,710,212)	(10,943,798)	(29,625,296)
Class B	(27,325)	(75,770)	(133,023)	(1,344,909)
Class C	(246,685)	(548,565)	(2,639,332)	(7,248,733)
Class I	(2,893,717)	(4,347,655)	(11,909,194)	(27,711,835)
Class O	(9,289)	(3,592)	—	—
Class Q(1)	(284,494)	(1,075,645)	(415,057)	(477,615)
Class W	(288,761)	(349,538)	(75,790)	—
Net realized gains:
Class A	—	—	—	(127,294,102)
Class B	—	—	—	(11,916,381)
Class C	—	—	—	(46,020,354)
Class I	—	—	—	(100,409,222)
Class Q(1)	—	—	—	(1,708,325)
Total distributions	(5,964,767)	(11,110,977)	(26,116,194)	(353,756,772)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	109,000,144	113,096,459	176,559,300	392,893,693
Payments from Distribution settlement/affiliate (Note 17)	1,034,530	2,661,920	2,544,969	955,441
Reinvestment of distributions	3,818,283	7,610,077	19,300,834	252,944,813
	113,852,957	123,368,456	198,405,103	646,793,947
Cost of shares redeemed	(178,117,169)	(204,983,628)	(676,759,545)	(1,015,622,982)
Net decrease in net assets resulting from capital share transactions	(64,264,212)	(81,615,172)	(478,354,442)	(368,829,035)
Net increase (decrease) in net assets	8,397,121	31,150,189	(437,367,170)	(418,194,279)

NET ASSETS:
Beginning of year	426,781,607	395,631,418	1,673,917,302	2,092,111,581
End of year	$435,178,728	$426,781,607	$1,236,550,132	$1,673,917,302
Undistributed net investment income at end of year	$2,619,329	$5,637,485	$23,170,317	$26,247,882

(1)	Effective November 20, 2009, Class Q shareholders of ING International SmallCap Multi-Manager Fund and ING International Value Fund were converted to Class W shares of each respective Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Choice Fund		ING Russia Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM OPERATIONS:
Net investment income (loss)	$471,083	$450,516	$(3,970,449)	$(2,451,035)
Net realized gain (loss)	267,607	(15,188,954)	(28,250,872)	(71,104,475)
Net change in unrealized appreciation or depreciation	5,286,894	25,168,195	115,182,951	211,233,042
Increase in net assets resulting from operations	6,025,584	10,429,757	82,961,630	137,677,532

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(131,060)	(87,098)	—	—
Class B	(1,702)	(498)	—	—
Class C	(4,059)	(897)	—	—
Class I	(227,476)	(532,022)	—	—
Class W	(27)	—	—	—
Net realized gains	—	—	—	(82,435,965)
Total distributions	(364,324)	(620,515)	—	(82,435,965)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,686,014	14,285,055	71,709,252	64,172,973
Reinvestment of distributions	350,219	611,830	—	71,291,248
	23,036,233	14,896,885	71,709,252	135,464,221
Redemption fee proceeds	—	—	374,780	262,776
Cost of shares redeemed	(31,051,386)	(24,592,282)	(101,984,599)	(78,843,963)
Net increase (decrease) in net assets resulting from capital share transactions	(8,015,153)	(9,695,397)	(29,900,567)	56,883,034
Net increase (decrease) in net assets	(2,353,893)	113,845	53,061,063	112,124,601

NET ASSETS:
Beginning of year	49,148,094	49,034,249	373,251,970	261,127,369
End of year	$46,794,201	$49,148,094	$426,313,033	$373,251,970
Undistributed net investment income at end of year	$387,496	$313,098	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Bond Fund		ING Diversified International Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM OPERATIONS:
Net investment income	$18,339,354	$6,169,713	$927,344	$6,840,965
Net realized gain (loss)	5,162,548	7,334,843	(29,774,620)	(111,148,949)
Net change in unrealized appreciation or depreciation	7,134,786	27,036,801	53,786,539	153,259,480
Increase in net assets resulting from operations	30,636,688	40,541,357	24,939,263	48,951,496

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(8,503,345)	(1,002,341)	(846,171)	(16,890,294)
Class B	(249,779)	(48,083)	(896)	(2,007,249)
Class C	(3,217,253)	(369,590)	—	(7,933,560)
Class I	(10,213,440)	(2,185,382)	(29,093)	(585,985)
Class O	(214,190)	(39,407)	(20,511)	(33,579)
Class R	—	—	(977)	(21,054)
Class W	(318,477)	(6,692)	(29,696)	(182,219)
Net realized gains:
Class A	(516,361)	(1,641,363)	—	—
Class B	(18,877)	(99,095)	—	—
Class C	(213,755)	(709,315)	—	—
Class I	(548,181)	(7,774)	—	—
Class O	(14,374)	(6,537)	—	—
Class W	(13,604)	—	—	—
Return of capital:
Class A	—	—	(200,627)	—
Class B	—	—	(25,512)	—
Class C	—	—	(57,030)	—
Class I	—	—	(4,115)	—
Class O	—	—	(2,799)	—
Class R	—	—	(256)	—
Class W	—	—	(3,548)	—
Total distributions	(24,041,636)	(6,115,579)	(1,221,231)	(27,653,940)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	383,281,955	230,053,379	30,343,239	36,087,099
Reinvestment of distributions	20,137,963	4,998,292	996,905	21,285,904
	403,419,918	235,051,671	31,340,144	57,373,003
Cost of shares redeemed	(178,206,588)	(87,745,529)	(91,798,664)	(117,220,417)
Net increase (decrease) in net assets resulting from capital share transactions	225,213,330	147,306,142	(60,458,520)	(59,847,414)
Net increase (decrease) in net assets	231,808,382	181,731,920	(36,740,488)	(38,549,858)

NET ASSETS:
Beginning of year	295,001,444	113,269,524	229,578,725	268,128,583
End of year	$526,809,826	$295,001,444	$192,838,237	$229,578,725
Undistributed net investment income at end of year	$5,166,181	$7,124,031	$—	$—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Equity Dividend Fund
Class A
10-31-10	9.41	0.26	•	0.89	1.15	0.25	—	—	0.25	—	—	10.31	12.46	1.38	1.40		1.40		2.65		42,502	58
10-31-09	8.77	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.41	10.41	1.54	1.40		1.40		3.24		46,871	93
10-31-08	16.84	0.56		(6.84)	(6.28)	0.54	1.20	0.05	1.79	—	—	8.77	(40.84)	1.42	1.41		1.41		3.85		63,134	46
10-31-07	15.76	0.54	•	1.84	2.38	0.55	0.75	—	1.30	—	—	16.84	15.80	1.26	1.26		1.26		3.31		182,669	36
10-31-06	13.07	0.54		2.85	3.39	0.51	0.19	—	0.70	—	—	15.76	26.56	1.27	1.33		1.33		3.76		108,911	50
Class B
10-31-10	9.38	0.19	•	0.88	1.07	0.17	—	—	0.17	—	—	10.28	11.62	2.13	2.15		2.15		1.91		11,212	58
10-31-09	8.74	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.38	9.60	2.29	2.15		2.15		2.48		16,147	93
10-31-08	16.79	0.46		(6.82)	(6.36)	0.44	1.20	0.05	1.69	—	—	8.74	(41.32)	2.17	2.16		2.16		3.11		21,311	46
10-31-07	15.72	0.39		1.86	2.25	0.43	0.75	—	1.18	—	—	16.79	14.94	2.01	2.01		2.01		2.53		58,093	36
10-31-06	13.05	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.72	25.55	2.02	2.08		2.08		3.05		44,936	50
Class C
10-31-10	9.36	0.19	•	0.89	1.08	0.18	—	—	0.18	—	—	10.26	11.66	2.13	2.15		2.15		1.92		28,635	58
10-31-09	8.72	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.36	9.63	2.29	2.15		2.15		2.48		37,687	93
10-31-08	16.75	0.44		(6.78)	(6.34)	0.44	1.20	0.05	1.69	—	—	8.72	(41.29)	2.17	2.16		2.16		3.13		48,567	46
10-31-07	15.69	0.39		1.86	2.25	0.44	0.75	—	1.19	—	—	16.75	14.94	2.01	2.01		2.01		2.54		124,765	36
10-31-06	13.02	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.69	25.62	2.02	2.08		2.08		3.03		77,426	50
Class I
10-31-10	9.42	0.27	•	0.92	1.19	0.29	—	—	0.29	—	—	10.32	12.90	0.99	1.01		1.01		2.80		12,390	58
10-31-09	8.78	0.29	•	0.63	0.92	0.26	—	0.02	0.28	—	—	9.42	10.92	1.07	0.93		0.93		3.61		1,824	93
10-31-08	16.83	0.47		(6.68)	(6.21)	0.59	1.20	0.05	1.84	—	—	8.78	(40.49)	1.07	1.06		1.06		3.16		1,207	46
08-01-07(4)–10-31-07	15.81	0.12	•	1.03	1.15	0.13	—	—	0.13	—	—	16.83	7.26	0.90	0.90		0.90		2.98		1	36
Class O
10-31-10	9.40	0.26	•	0.89	1.15	0.26	—	—	0.26	—	—	10.29	12.41	1.38	1.40		1.40		2.65		14,721	58
10-31-09	8.76	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.40	10.41	1.54	1.40		1.40		3.18		14,920	93
10-31-08	16.83	0.51	•	(6.78)	(6.27)	0.55	1.20	0.05	1.80	—	—	8.76	(40.83)	1.42	1.41		1.41		3.95		14,695	46
11-15-06(4)–10-31-07	15.86	0.55	•	1.74	2.29	0.57	0.75	—	1.32	—	—	16.83	15.12	1.26	1.26		1.26		3.46		23,737	36
Class W
10-31-10	10.25	0.31	•	0.98	1.29	0.28	—	—	0.28	—	—	11.26	12.79	1.13	1.15		1.15		2.87		37,819	58
10-31-09	9.53	0.26	•	0.74	1.00	0.26	—	0.02	0.28	—	—	10.25	10.92	1.07	0.93		0.93		2.68		21,321	93
02-12-08(4)–10-31-08	14.51	0.35		(4.83)	(4.48)	0.46	—	0.04	0.50	—	—	9.53	(31.78)	1.07	1.06		1.06		3.38		70	46

ING Global Natural Resources Fund
Class A
10-31-10	7.82	0.01		1.00	1.01	0.02	—	—	0.02	—	—	8.81	12.99	1.53	1.53	†	1.53	†	0.11	†	101,577	57
10-31-09	6.74	0.03		1.50	1.53	0.02	0.43	—	0.45	—	—	7.82	24.38	1.64	1.64	†	1.64	†	0.45	†	99,674	81
10-31-08	14.18	0.05		(4.92)	(4.87)	0.11	2.46	—	2.57	—	—	6.74	(41.12)	1.46	1.46	†	1.46	†	0.37	†	83,713	116
10-31-07	10.46	(0.03)		4.36	4.33	0.26	0.35	—	0.61	—	—	14.18	43.22	1.44	1.44	†	1.44	†	(0.28	)†	157,367	121
10-31-06	7.34	(0.06)		3.20	3.14	0.02	—	—	0.02	—	—	10.46	42.76	1.42	1.42		1.42		(0.61)		121,112	158
Class I
10-31-10	7.83	0.04	•	1.01	1.05	0.06	—	—	0.06	—	—	8.82	13.43	1.11	1.11	†	1.11	†	0.52	†	2,977	57
10-31-09	6.75	0.05	•	1.52	1.57	0.06	0.43	—	0.49	—	—	7.83	25.10	1.19	1.19	†	1.19	†	0.68	†	510	81
10-31-08	14.19	0.12	•	(4.95)	(4.83)	0.15	2.46	—	2.61	—	—	6.75	(40.87)	1.11	1.11	†	1.11	†	1.04	†	1	116
08-01-07(4)–10-31-07	12.07	0.00	*	2.12	2.12	—	—	—	—	—	—	14.19	17.56	1.08	1.08	†	1.08	†	0.09	†	2	121
Class W
10-31-10	9.86	0.05		1.24	1.29	0.05	—	—	0.05	—	—	11.10	13.17	1.28	1.28	†	1.28	†	0.36	†	378	57
10-31-09	8.39	0.05	•	1.91	1.96	0.06	0.43	—	0.49	—	—	9.86	24.84	1.19	1.19	†	1.19	†	0.64	†	186	81
02-12-08(4)–10-31-08	12.84	0.03	•	(4.48)	(4.45)	—	—	—	—	—	—	8.39	(34.66)	1.11	1.11	†	1.11	†	0.38	†	27	116

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Real Estate Fund
Class A
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	—	—	16.25	20.20	1.39	1.39	†	1.39	†	1.58	†	1,179,941	53
10-31-09	12.56	0.32	•	1.75	2.07	0.27	0.01	0.09	0.37	—	—	14.26	17.37	1.49	1.49	†	1.49	†	2.74	†	893,470	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.73	0.04	—	0.77	—	—	12.56	(46.00)	1.41	1.41	†	1.41	†	1.76	†	836,314	44
10-31-07	22.23	0.22	•	3.13	3.35	1.08	0.31	—	1.39	—	—	24.19	15.44	1.30	1.30		1.30		0.96		1,115,493	57
10-31-06	17.14	0.20	•	6.41	6.61	0.46	1.06	—	1.52	—	—	22.23	41.09	1.39	1.39		1.39		1.04		467,405	39
Class B
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	—	—	13.54	19.33	2.14	2.14	†	2.14	†	0.88	†	20,350	53
10-31-09	10.66	0.20	•	1.46	1.66	0.22	0.01	0.08	0.31	—	—	12.01	16.39	2.24	2.24	†	2.24	†	2.06	†	22,218	66
10-31-08	20.67	0.16	•	(9.52)	(9.36)	0.61	0.04	—	0.65	—	—	10.66	(46.40)	2.16	2.16	†	2.16	†	0.99	†	23,663	44
10-31-07	19.20	0.04	•	2.69	2.73	0.95	0.31	—	1.26	—	—	20.67	14.59	2.05	2.05		2.05		0.22		57,837	57
10-31-06	15.01	0.05	•	5.56	5.61	0.36	1.06	—	1.42	—	—	19.20	40.04	2.14	2.14		2.14		0.31		31,677	39
Class C
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	—	—	14.33	19.33	2.14	2.14	†	2.14	†	0.83	†	201,027	53
10-31-09	11.22	0.21	•	1.54	1.75	0.22	0.01	0.07	0.30	—	—	12.67	16.40	2.24	2.24	†	2.24	†	2.03	†	149,943	66
10-31-08	21.70	0.16		(9.99)	(9.83)	0.61	0.04	—	0.65	—	—	11.22	(46.38)	2.16	2.16	†	2.16	†	0.99	†	153,110	44
10-31-07	20.10	0.04	•	2.82	2.86	0.95	0.31	—	1.26	—	—	21.70	14.57	2.05	2.05		2.05		0.20		303,235	57
10-31-06	15.65	0.05	•	5.82	5.87	0.36	1.06	—	1.42	—	—	20.10	40.06	2.14	2.14		2.14		0.29		109,197	39
Class I
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	—	—	16.25	20.65	0.99	0.99	†	0.99	†	1.89	†	1,232,413	53
10-31-09	12.57	0.35	•	1.76	2.11	0.30	0.01	0.11	0.42	—	—	14.26	17.76	1.12	1.12	†	1.12	†	2.96	†	457,742	66
10-31-08	24.21	0.38	•	(11.17)	(10.79)	0.81	0.04	—	0.85	—	—	12.57	(45.77)	1.01	1.01	†	1.01	†	2.12	†	225,881	44
10-31-07	22.23	0.28	•	3.16	3.44	1.15	0.31	—	1.46	—	—	24.21	15.88	0.95	0.95		0.95		1.24		76,869	57
10-31-06	17.14	0.28	•	6.39	6.67	0.52	1.06	—	1.58	—	—	22.23	41.49	1.06	1.06		1.06		1.40		11,226	39
Class O
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	—	—	16.25	20.19	1.39	1.39	†	1.39	†	1.61	†	14,861	53
10-31-09	12.55	0.32	•	1.76	2.08	0.27	0.01	0.09	0.37	—	—	14.26	17.38	1.49	1.49	†	1.49	†	2.76	†	13,575	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.74	0.04	—	0.78	—	—	12.55	(46.03)	1.41	1.41	†	1.41	†	1.74	†	12,758	44
11-15-06(4)–10-31-07	22.20	0.20	•	3.20	3.40	1.10	0.31	—	1.41	—	—	24.19	15.68	1.30	1.30		1.30		0.90		26,137	57
Class W
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	—	—	16.28	20.52	1.14	1.14	†	1.14	†	1.81	†	248,192	53
10-31-09	12.59	0.34	•	1.78	2.12	0.31	0.01	0.11	0.43	—	—	14.28	17.78	1.12	1.12	†	1.12	†	2.88	†	151,558	66
02-12-08(4)–10-31-08	19.29	0.28		(6.65)	(6.37)	0.33	—	—	0.33	—	—	12.59	(33.53)	1.01	1.01	†	1.01	†	1.95	†	50,233	44

ING Global Value Choice Fund
Class A
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04	—	31.83	21.97 (b)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—	—	—	—	—	—	26.25	55.88	1.58	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—	—	0.16	—	—	16.84	(40.34)	1.62	1.55	†	1.53	†	0.41	†	38,258	73
10-31-07	21.72	0.01		6.67	6.68	—	—	—	—	—	—	28.40	30.76	1.77	1.82		1.81		0.04		58,600	66
10-31-06	18.16	0.08		3.62	3.70	0.14	—	—	0.14	—	—	21.72	20.48	1.78	1.78		1.77		0.40		47,305	77
Class B
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—	—	0.07	0.04	—	33.82	21.07 (b)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—	—	—	—	—	—	28.00	54.70	2.33	2.25	†	2.24	†	(0.19	)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	—	—	—	—	—	—	18.10	(40.81)	2.37	2.30	†	2.28	†	(0.39	)†	6,722	73
10-31-07	23.54	(0.17	)•	7.21	7.04	—	—	—	—	—	—	30.58	29.91	2.42	2.47		2.46		(0.62)		22,049	66
10-31-06	19.67	(0.04)		3.91	3.87	—	—	—	—	—	—	23.54	19.67	2.43	2.43		2.42		(0.25)		21,364	77

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Value Choice Fund (continued)
Class C
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—	—	0.08	0.04	—	30.03	21.04 (b)	2.25	2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—	—	24.88	54.73	2.33	2.25	†	2.24	†	(0.30	)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—	—	16.08	(40.79)	2.37	2.30	†	2.28	†	(0.36	)†	21,045	73
10-31-07	20.93	(0.14	)•	6.39	6.25	—	—	—	—	—	—	27.18	29.86	2.42	2.47		2.46		(0.60)		39,537	66
10-31-06	17.50	(0.05)		3.50	3.45	0.02	—	—	0.02	—	—	20.93	19.73	2.43	2.43		2.42		(0.26)		31,612	77
Class I
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—	—	0.24	0.04	—	32.14	22.49 (b)	1.12	1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—	—	—	—	—	26.46	56.38	1.18	1.17	†	1.16	†	0.82	†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—	—	16.92	(40.13)	1.22	1.22	†	1.20	†	0.76	†	5,794	73
10-31-07	21.73	0.15		6.69	6.84	—	—	—	—	—	—	28.57	31.48	1.25	1.30		1.29		0.67		7,845	66
09-06-06(4)–10-31-06	21.31	(0.11)		0.53	0.42	—	—	—	—	—	—	21.73	1.97	1.27	1.26		1.26		(0.69)		3,010	77
Class W
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—	—	0.24	0.04	—	32.07	22.23 (b)	1.25	1.24		1.23		0.73		30,105	49
06-01-09(4)–10-31-09	24.24	(0.08	)•	2.30	2.22	—	—	—	—	—	—	26.46	9.16	1.18	1.17	†	1.16	†	(0.79	)†	250	81

ING Asia-Pacific Real Estate Fund
Class A
10-31-10	5.71	0.09	•	0.89	0.98	0.59	—	—	0.59	—	—	6.10	18.68	3.46	1.76	†	1.76	†	1.58	†	5,854	129
10-31-09	4.51	0.10	•	1.21	1.31	0.11	—	—	0.11	—	—	5.71	29.71	5.08	1.77	†	1.77	†	2.23	†	3,479	98
11-01-07(4)–10-31-08	10.00	0.11		(5.50)	(5.39)	0.10	—	—	0.10	—	—	4.51	(54.27)	4.14	1.75		1.75		1.54		3,144	81
Class B
10-31-10	5.68	0.05	•	0.88	0.93	0.55	—	—	0.55	—	—	6.06	17.69	4.21	2.51	†	2.51	†	0.85	†	37	129
10-31-09	4.50	0.07		1.19	1.26	0.08	—	—	0.08	—	—	5.68	28.60	5.83	2.52	†	2.52	†	1.43	†	27	98
11-01-07(4)–10-31-08	10.00	0.07		(5.51)	(5.44)	0.06	—	—	0.06	—	—	4.50	(54.63)	4.89	2.50		2.50		1.15		18	81
Class C
10-31-10	5.69	0.05	•	0.87	0.92	0.54	—	—	0.54	—	—	6.07	17.64	4.21	2.51	†	2.51	†	0.94	†	250	129
10-31-09	4.50	0.06	•	1.21	1.27	0.08	—	—	0.08	—	—	5.69	28.54	5.83	2.52	†	2.52	†	1.39	†	930	98
11-01-07(4)–10-31-08	10.00	0.06	•	(5.50)	(5.44)	0.06	—	—	0.06	—	—	4.50	(54.62)	4.89	2.50		2.50		1.12		3,532	81
Class I
10-31-10	5.68	0.10	•	0.88	0.98	0.60	—	—	0.60	—	—	6.06	18.95	3.15	1.45	†	1.45	†	1.84	†	3	129
10-31-09	4.50	0.11	•	1.20	1.31	0.13	—	—	0.13	—	—	5.68	29.97	4.82	1.51	†	1.51	†	2.40	†	1	98
11-01-07(4)–10-31-08	10.00	0.13		(5.51)	(5.38)	0.12	—	—	0.12	—	—	4.50	(54.25)	3.89	1.50		1.50		1.77		0 **	81

ING Emerging Countries Fund
Class A
10-31-10	23.64	(0.07)		5.31	5.24	—	—	—	—	—	—	28.88	22.17	2.15	1.91		1.91		(0.25)		86,497	98
10-31-09	16.04	0.05	•	7.82	7.87	0.50	—	—	0.50	0.23	—	23.64	52.02 (e)	2.28	2.04		2.04		0.29		77,556	148
10-31-08	41.48	0.71		(24.59)	(23.88)	0.45	1.11	—	1.56	—	—	16.04	(59.64)	2.10	1.96		1.94		1.86		60,207	177
10-31-07	29.62	0.47		11.82	12.29	0.43	—	—	0.43	—	—	41.48	41.93	1.99	1.89		1.86		1.42		197,307	51
10-31-06	23.60	0.48		5.68	6.16	—	0.14	—	0.14	—	—	29.62	26.19	2.02	1.92		1.91		1.80		123,219	35
Class B
10-31-10	23.45	(0.26	)•	5.24	4.98	—	—	—	—	—	—	28.43	21.24	2.80	2.66		2.66		(1.03)		3,901	98
10-31-09	15.73	(0.08	)•	7.74	7.66	0.17	—	—	0.17	0.23	—	23.45	50.68 (e)	2.93	2.79		2.79		(0.44)		4,973	148
10-31-08	40.67	0.36	•	(24.05)	(23.69)	0.14	1.11	—	1.25	—	—	15.73	(59.94)	2.75	2.71		2.69		1.10		4,312	177
10-31-07	29.04	0.24	•	11.57	11.81	0.18	—	—	0.18	—	—	40.67	40.85	2.64	2.64		2.61		0.67		16,648	51
10-31-06	23.17	0.28	•	5.59	5.87	—	—	—	—	—	—	29.04	25.33	2.67	2.67		2.66		1.06		13,575	35

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Emerging Countries Fund (continued)
Class C
10-31-10	22.01	(0.24	)•	4.92	4.68	—	—	—	—	—	—	26.69	21.26	2.80	2.66		2.66		(1.00)		15,873	98
10-31-09	14.82	(0.07	)•	7.26	7.19	0.22	—	—	0.22	0.22	—	22.01	50.69 (e)	2.93	2.79		2.79		(0.42)		16,868	148
10-31-08	38.45	0.34	•	(22.65)	(22.31)	0.21	1.11	—	1.32	—	—	14.82	(59.92)	2.75	2.71		2.69		1.11		14,586	177
10-31-07	27.53	0.20		10.97	11.17	0.25	—	—	0.25	—	—	38.45	40.82	2.64	2.64		2.61		0.65		53,885	51
10-31-06	22.04	0.25		5.31	5.56	0.07	—	—	0.07	—	—	27.53	25.29	2.67	2.67		2.66		1.12		35,847	35
Class I
10-31-10	23.66	0.06		5.31	5.37	—	—	—	—	—	—	29.03	22.70	1.61	1.47		1.47		0.28		72,072	98
10-31-09	16.11	0.13	•	7.82	7.95	0.63	—	—	0.63	0.23	—	23.66	52.74 (e)	1.74	1.60		1.60		0.71		30,758	148
10-31-08	41.63	0.56	•	(24.40)	(23.84)	0.57	1.11	—	1.68	—	—	16.11	(59.48)	1.67	1.63		1.61		1.79		18,429	177
10-31-07	29.72	0.55		11.90	12.45	0.54	—	—	0.54	—	—	41.63	42.41	1.56	1.56		1.53		1.71		41,551	51
12-21-05(4)–10-31-06	25.52	0.65	•	3.55	4.20	—	—	—	—	—	—	29.72	16.46	1.55	1.55		1.54		2.73		23,456	35
Class W
10-31-10	24.77	(0.07)		5.66	5.59	—	—	—	—	—	—	30.36	22.57	1.80	1.66		1.66		(0.33)		6,398	98
10-31-09	16.85	0.01	•	8.31	8.32	0.64	—	—	0.64	0.24	—	24.77	52.70 (e)	1.74	1.60		1.60		0.04		93	148
02-12-08(4)–10-31-08	36.18	0.54	•	(19.86)	(19.32)	—	0.01	—	0.01	—	—	16.85	(53.42)	1.67	1.63		1.61		2.48		36	177

ING European Real Estate Fund
Class A
10-31-10	6.85	0.08	•	0.74	0.82	0.60	—	—	0.60	—	—	7.07	13.00	3.93	1.76	†	1.76	†	1.22	†	4,208	95
10-31-09	5.33	0.12	•	1.71	1.83	0.31	—	—	0.31	—	—	6.85	36.84	3.84	1.75	†	1.75	†	2.34	†	6,400	130
11-01-07(4)–10-31-08	10.00	0.13	•	(4.68)	(4.55)	0.12	—	—	0.12	—	—	5.33	(45.92)	4.45	1.75	†	1.75	†	1.52	†	3,157	162
Class B
10-31-10	6.82	0.03	•	0.75	0.78	0.57	—	—	0.57	—	—	7.03	12.24	4.68	2.51	†	2.51	†	0.45	†	118	95
10-31-09	5.32	0.08	•	1.69	1.77	0.27	—	—	0.27	—	—	6.82	35.71	4.59	2.50	†	2.50	†	1.56	†	30	130
11-01-07(4)–10-31-08	10.00	0.07	•	(4.68)	(4.61)	0.07	—	—	0.07	—	—	5.32	(46.34)	5.20	2.50	†	2.50	†	0.85	†	10	162
Class C
10-31-10	6.81	0.04	•	0.75	0.79	0.55	—	—	0.55	—	—	7.05	12.40	4.68	2.51	†	2.51	†	0.65	†	89	95
10-31-09	5.30	0.10		1.68	1.78	0.27	—	—	0.27	—	—	6.81	35.77	4.59	2.50	†	2.50	†	1.85	†	67	130
11-01-07(4)–10-31-08	10.00	0.09		(4.72)	(4.63)	0.07	—	—	0.07	—	—	5.30	(46.57)	5.20	2.50	†	2.50	†	1.13	†	48	162
Class I
10-31-10	6.84	0.10	•	0.75	0.85	0.63	—	—	0.63	—	—	7.06	13.41	3.60	1.43	†	1.43	†	1.68	†	44	95
10-31-09	5.33	0.16	•	1.67	1.83	0.32	—	—	0.32	—	—	6.84	37.07	3.49	1.40	†	1.40	†	3.07	†	1	130
11-01-07(4)–10-31-08	10.00	0.15	•	(4.68)	(4.53)	0.14	—	—	0.14	—	—	5.33	(45.77)	4.20	1.40	†	1.40	†	1.75	†	1	162

ING Global Opportunities Fund
Class A
10-31-10	12.85	0.05	•	1.17	1.22	—	—	—	—	—	—	14.07	9.49	1.84	1.63		1.63		0.39		55,541	156
10-31-09	11.68	0.12	•	1.50	1.62	0.45	—	—	0.45	—	—	12.85	14.38	1.78	1.70	†	1.70	†	1.13	†	93,829	176
10-31-08	23.54	0.18	•	(10.65)	(10.47)	—	1.39	—	1.39	—	—	11.68	(47.01)	1.61	1.60	†	1.60	†	0.93	†	151,246	116
10-31-07	18.56	0.10		5.56	5.66	—	0.68	—	0.68	—	—	23.54	31.32	1.54	1.54		1.54		0.59		349,917	69
10-31-06	14.79	0.08	•	4.05	4.13	—	0.36	—	0.36	—	—	18.56	28.39	1.58	1.65		1.65		0.49		219,819	65
Class B
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	—	13.44	8.74	2.59	2.38		2.38		(0.35)		9,094	156
10-31-09	11.19	0.04	•	1.43	1.47	0.30	—	—	0.30	—	—	12.36	13.42	2.53	2.45	†	2.45	†	0.38	†	14,077	176
10-31-08	22.78	0.02	•	(10.22)	(10.20)	—	1.39	—	1.39	—	—	11.19	(47.42)	2.36	2.35	†	2.35	†	0.11	†	18,831	116
10-31-07	18.11	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.78	30.35	2.29	2.29		2.29		(0.16)		50,276	69
10-31-06	14.55	(0.04	)•	3.96	3.92	—	0.36	—	0.36	—	—	18.11	27.40	2.33	2.40		2.40		(0.24)		38,136	65

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
ING Global Opportunities Fund (continued)
Class C
10-31-10	12.36	(0.04)		1.12	1.08	—	—		—	—	—	—	13.44	8.74	2.59	2.38		2.38		(0.35)	49,256	156
10-31-09	11.21	0.04	•	1.43	1.47	0.32	—		—	0.32	—	—	12.36	13.43	2.53	2.45	†	2.45	†	0.38 †	76,677	176
10-31-08	22.81	0.03	•	(10.24)	(10.21)	—	1.39		—	1.39	—	—	11.21	(47.40)	2.36	2.35	†	2.35	†	0.14 †	102,274	116
10-31-07	18.14	(0.03)		5.38	5.35	—	0.68		—	0.68	—	—	22.81	30.30	2.29	2.29		2.29		(0.14)	232,439	69
10-31-06	14.57	(0.04	)•	3.97	3.93	—	0.36		—	0.36	—	—	18.14	27.43	2.33	2.40		2.40		(0.26)	154,101	65
Class I
10-31-10	13.08	0.13	•	1.17	1.30	—	—		—	—	—	—	14.38	9.94	1.38	1.31		1.31		0.94	9,467	156
10-31-09	11.92	0.16	•	1.54	1.70	0.54	—		—	0.54	—	—	13.08	14.82	1.33	1.31	†	1.31	†	1.44 †	65,256	176
10-31-08	23.91	0.24	•	(10.84)	(10.60)	—	1.39		—	1.39	—	—	11.92	(46.82)	1.28	1.27	†	1.27	†	1.26 †	68,020	116
10-31-07	18.78	0.16		5.65	5.81	—	0.68		—	0.68	—	—	23.91	31.76	1.21	1.21		1.21		0.94	108,732	69
10-31-06	14.93	0.13	•	4.08	4.21	—	0.36		—	0.36	—	—	18.78	28.67	1.28	1.35		1.34		0.78	61,248	65
Class W
10-31-10	13.98	0.10	•	1.28	1.38	—	—		—	—	—	—	15.36	9.87	1.59	1.38		1.38		0.68	1,486	156
10-31-09	12.71	0.18	•	1.63	1.81	0.54	—		—	0.54	—	—	13.98	14.79	1.33	1.31	†	1.31	†	1.47 †	566	176
02-12-08(4)–10-31-08	20.48	0.27	•	(8.04)	(7.77)	—	—		—	—	—	—	12.71	(37.94)	1.28	1.27	†	1.27	†	2.03 †	296	116

ING Greater China Fund
Class A
10-31-10	14.28	0.04	•	2.29	2.33	0.21	—		—	0.21	—	—	16.40	16.49	2.11	2.10		2.10		0.27	29,947	90
10-31-09	9.24	0.07	•	5.78	5.85	0.21	0.60		—	0.81	—	—	14.28	67.10	2.29	2.11		2.11		0.58	32,860	134
10-31-08	24.43	0.05	•	(13.12)	(13.07)	0.06	2.06		—	2.12	—	—	9.24	(57.63)	1.96	1.96		1.96		0.32	20,481	159
10-31-07	12.49	0.07		11.93	12.00	0.06	0.00	*	—	0.06	—	—	24.43	96.41	1.91	1.91		1.91		0.54	73,804	109
12-21-05(4)–10-31-06	10.00	0.06		2.43	2.49	—	—		—	—	—	—	12.49	24.90	2.64	2.64		2.64		0.75	23,709	108
Class B
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12	—		—	0.12	—	—	16.18	15.61	2.86	2.85		2.85		(0.45)	2,772	90
10-31-09	9.08	(0.03	)•	5.72	5.69	0.06	0.60		—	0.66	—	—	14.11	65.73	3.04	2.86		2.86		(0.29)	3,246	134
10-31-08	24.14	(0.05)		(12.95)	(13.00)	—	2.06		—	2.06	—	—	9.08	(57.95)	2.71	2.71		2.71		(0.33)	1,901	159
10-31-07	12.42	(0.03	)•	11.79	11.76	0.04	0.00	*	—	0.04	—	—	24.14	94.92	2.66	2.66		2.66		(0.19)	7,414	109
01-06-06(4)–10-31-06	10.60	0.05	•	1.77	1.82	—	—		—	—	—	—	12.42	17.17	3.39	3.39		3.39		0.47	1,957	108
Class C
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16	—		—	0.16	—	—	16.19	15.64	2.86	2.85		2.85		(0.53)	5,772	90
10-31-09	9.09	(0.02	)•	5.73	5.71	0.05	0.60		—	0.65	—	—	14.15	65.77	3.04	2.86		2.86		(0.15)	6,182	134
10-31-08	24.16	(0.09	)•	(12.92)	(13.01)	—	2.06		—	2.06	—	—	9.09	(57.94)	2.71	2.71		2.71		(0.52)	2,694	159
10-31-07	12.43	(0.03	)•	11.79	11.76	0.03	0.00	*	—	0.03	—	—	24.16	94.75	2.66	2.66		2.66		(0.20)	12,386	109
01-11-06(4)–10-31-06	10.67	0.05	•	1.71	1.76	—	—		—	—	—	—	12.43	16.49	3.39	3.39		3.39		0.53	2,124	108
Class I
10-31-10	14.31	0.17	•	2.23	2.40	0.27	—		—	0.27	—	—	16.44	16.97	1.72	1.71		1.71		1.15	2,212	90
10-31-09	9.28	0.19	•	5.72	5.91	0.28	0.60		—	0.88	—	—	14.31	67.79	1.86	1.68		1.68		1.48	690	134
10-31-08	24.46	0.16	•	(13.18)	(13.02)	0.10	2.06		—	2.16	—	—	9.28	(57.42)	1.70	1.70		1.70		1.02	39	159
10-31-07	12.50	0.11		11.93	12.04	0.08	0.00	*	—	0.08	—	—	24.46	96.81	1.66	1.66		1.66		0.73	52	109
05-08-06(4)–10-31-06	12.84	0.08		(0.42)	(0.34)	—	—		—	—	—	—	12.50	(2.65)	2.39	2.39		2.39		1.47	22	108
Class O
10-31-10	14.19	0.07	•	2.24	2.31	0.23	—		—	0.23	—	—	16.27	16.49	2.11	2.10		2.10		0.49	4,530	90
10-31-09	9.26	0.11	•	5.70	5.81	0.28	0.60		—	0.88	—	—	14.19	66.79	2.29	2.11		2.11		0.85	2,966	134
06-04-08(4)–10-31-08	16.83	0.11	•	(7.68)	(7.57)	—	—		—	—	—	—	9.26	(44.98)	1.96	1.96		1.96		2.23	206	159

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)	($000’s)	(%)
ING Index Plus International Equity Fund
Class A
10-31-10	7.80	0.13		0.58	0.71	0.15	—	—	0.15	0.00	*	—	8.36	9.17	(a)	1.31	1.16	†	1.16	†	1.65 †	8,969	171
10-31-09	6.35	0.16	•	1.49	1.65	0.23	—	—	0.23	0.03		—	7.80	27.40	(f)	1.53	1.15		1.15		2.58	8,828	169
10-31-08	13.95	0.19	•	(6.24)	(6.05)	0.18	1.37	—	1.55	—		—	6.35	(48.51)		1.73	1.30		1.30		1.93	9,446	215
10-31-07	11.68	0.14	•	2.48	2.62	0.08	0.27	—	0.35	—		—	13.95	22.98		1.13	1.16		1.16		1.17	2,233	213
12-21-05(4)–10-31-06	10.00	0.14	•	1.54	1.68	—	—	—	—	—		—	11.68	16.80		1.30	1.15		1.15		1.50	12,513	188
Class B
10-31-10	7.80	0.06	•	0.58	0.64	0.08	—	—	0.08	0.00	*	—	8.36	8.30	(a)	2.06	1.91	†	1.91	†	0.86 †	772	171
10-31-09	6.29	0.11	•	1.49	1.60	0.12	—	—	0.12	0.03		—	7.80	26.41	(f)	2.28	1.90		1.90		1.74	1,221	169
10-31-08	13.90	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		—	6.29	(48.88)		2.48	2.05		2.05		1.22	1,571	215
10-31-07	11.63	0.09	•	2.51	2.60	0.06	0.27	—	0.33	—		—	13.90	22.85		1.89	1.92		1.92		0.67	734	213
01-12-06(4)–10-31-06	10.43	0.06	•	1.14	1.20	—	—	—	—	—		—	11.63	11.51		2.05	1.90		1.90		0.64	264	188
Class C
10-31-10	7.75	0.07	•	0.57	0.64	0.09	—	—	0.09	0.00	*	—	8.30	8.35	(a)	2.06	1.91	†	1.91	†	0.93 †	1,202	171
10-31-09	6.28	0.11	•	1.48	1.59	0.15	—	—	0.15	0.03		—	7.75	26.45	(f)	2.28	1.90		1.90		1.78	1,445	169
10-31-08	13.89	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		—	6.28	(48.91)		2.48	2.05		2.05		1.16	1,311	215
10-31-07	11.61	0.09	•	2.50	2.59	0.04	0.27	—	0.31	—		—	13.89	22.81		1.89	1.92		1.92		0.69	1,126	213
01-12-06(4)–10-31-06	10.43	0.08	•	1.10	1.18	—	—	—	—	—		—	11.61	11.31		2.05	1.90		1.90		0.87	534	188
Class I
10-31-10	7.81	0.14	•	0.59	0.73	0.16	—	—	0.16	0.00	*	—	8.38	9.46	(a)	0.85	0.83	†	0.83	†	1.86 †	81,470	171
10-31-09	6.42	0.18	•	1.50	1.68	0.32	—	—	0.32	0.03		—	7.81	27.81	(f)	0.92	0.90		0.90		2.83	51,144	169
10-31-08	14.06	0.29	•	(6.32)	(6.03)	0.24	1.37	—	1.61	—		—	6.42	(48.12)		1.05	0.62		0.62		2.80	54,838	215
10-31-07	11.70	0.20		2.55	2.75	0.12	0.27	—	0.39	—		—	14.06	24.14		0.84	0.87		0.87		1.78	118,924	213
12-21-05(4)–10-31-06	10.00	0.16	•	1.54	1.70	—	—	—	—	—		—	11.70	17.00		1.05	0.90		0.90		1.69	78,581	188
Class O
10-31-10	7.75	0.14		0.56	0.70	0.15	—	—	0.15	0.00	*	—	8.30	9.10	(a)	1.31	1.16	†	1.16	†	1.65 †	45,938	171
10-31-09	6.31	0.16	•	1.49	1.65	0.24	—	—	0.24	0.03		—	7.75	27.60	(f)	1.53	1.15		1.15		2.53	47,328	169
11-09-07(4)–10-31-08	13.09	0.19	•	(5.36)	(5.17)	0.24	1.37	—	1.61	—		—	6.31	(45.16)		1.73	1.30		1.30		2.03	41,539	215

ING International Capital Appreciation Fund
Class A
10-31-10	9.03	0.04		1.01	1.05	—	—	—	—	0.00	*	—	10.08	11.63	(a)	1.70	1.46		1.45		0.42	24,553	63
10-31-09	6.70	0.00	•,*	2.49	2.49	0.15	—	0.01	0.16	—		—	9.03	37.80		1.55	1.51		1.50		0.01	25,819	75
10-31-08	14.86	0.12		(7.64)	(7.52)	0.14	0.50	—	0.64	—		—	6.70	(52.69)		1.41	1.46		1.46		0.73	1,612	83
10-31-07	11.39	0.01	•	3.76	3.77	0.05	0.25	—	0.30	—		—	14.86	33.89		1.48	1.50		1.50		0.08	4,592	71
12-21-05(4)–10-31-06	10.00	0.04		1.35	1.39	—	—	—	—	—		—	11.39	13.90		1.84	1.50		1.50		0.32	3,677	91
Class B
10-31-10	8.95	(0.04)		1.00	0.96	—	—	—	—	0.00	*	—	9.91	10.73	(a)	2.45	2.21		2.20		(0.33)	2,597	63
10-31-09	6.58	(0.06	)•	2.47	2.41	0.03	—	0.01	0.04	—		—	8.95	36.68		2.30	2.26		2.25		(0.75)	4,460	75
10-31-08	14.67	(0.01	)•	(7.47)	(7.48)	0.11	0.50	—	0.61	—		—	6.58	(53.01)		2.16	2.21		2.21		(0.11)	278	83
10-31-07	11.33	(0.09)		3.71	3.62	0.03	0.25	—	0.28	—		—	14.67	32.67		2.23	2.25		2.25		(0.88)	943	71
01-09-06(4)–10-31-06	10.42	(0.04	)•	0.95	0.91	—	—	—	—	—		—	11.33	8.73		2.59	2.25		2.25		(0.43)	66	91
Class C
10-31-10	8.98	(0.03)		1.00	0.97	—	—	—	—	0.00	*	—	9.95	10.80	(a)	2.45	2.21		2.20		(0.32)	7,495	63
10-31-09	6.60	(0.06	)•	2.47	2.41	0.02	—	0.01	0.03	—		—	8.98	36.38		2.30	2.26		2.25		(0.69)	7,825	75
10-31-08	14.71	0.00	•,*	(7.50)	(7.50)	0.11	0.50	—	0.61	—		—	6.60	(52.99)		2.16	2.21		2.21		0.01	354	83
10-31-07	11.35	(0.12)		3.73	3.61	0.00 •	0.25	—	0.25	—		—	14.71	32.45		2.23	2.25		2.25		(0.97)	971	71
01-24-06(4)–10-31-06	10.28	(0.03)		1.10	1.07	—	—	—	—	—		—	11.35	10.41		2.59	2.25		2.25		(0.50)	65	91

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Capital Appreciation Fund (continued)
Class I
10-31-10	9.00	0.08		1.01	1.09	—	—	—	—	0.00	*	—	10.09	12.11 (a)	1.20	0.96		0.95		0.89		58,078	63
10-31-09	6.73	0.09	•	2.41	2.50	0.22	—	0.01	0.23	—		—	9.00	38.21	1.18	1.14		1.13		1.17		58,959	75
10-31-08	14.90	0.17		(7.67)	(7.50)	0.17	0.50	—	0.67	—		—	6.73	(52.48)	1.08	1.13		1.13		1.09		47,918	83
10-31-07	11.43	0.06	•	3.75	3.81	0.09	0.25	—	0.34	—		—	14.90	34.14	1.13	1.15		1.15		0.47		140,901	71
12-21-05(4)–10-31-06	10.00	0.02		1.41	1.43	—	—	—	—	—		—	11.43	14.30	1.56	1.22		1.22		0.39		47,200	91
Class W(5)
10-31-10	9.03	0.07		1.00	1.07	—	—	—	—	0.00	*	—	10.10	11.85 (a)	1.46	1.22		1.21		0.66		10,787	63
08-07-09(4)–10-31-09	8.59	0.00	•,*	0.44	0.44	—	—	—	—	—		—	9.03	5.12	1.43	1.39		1.38		0.04		11,675	75

ING International Real Estate Fund
Class A
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	—		—	8.85	12.46	1.50	1.50	†	1.50	†	1.77	†	240,779	60
10-31-09	6.91	0.17		1.57	1.74	0.17	—	—	0.17	—		—	8.48	25.77	1.73	1.53	†	1.53	†	2.43	†	116,989	72
10-31-08	14.56	0.33		(7.43)	(7.10)	0.36	—	0.19	0.55	—		—	6.91	(50.31)	1.48	1.50	†	1.50	†	1.76	†	89,623	46
10-31-07	11.63	0.13	•	3.14	3.27	0.34	—	—	0.34	—		—	14.56	28.49	1.51	1.50		1.50		0.99		271,425	44
02-28-06(4)–10-31-06	10.00	0.09	•	1.60	1.69	0.06	—	—	0.06	—		—	11.63	16.94	2.01	1.50		1.50		1.33		49,798	29
Class B
10-31-10	8.44	0.08	•	0.86	0.94	0.56	—	—	0.56	—		—	8.82	11.74	2.25	2.25	†	2.25	†	1.05	†	3,019	60
10-31-09	6.88	0.12		1.56	1.68	0.12	—	—	0.12	—		—	8.44	24.82	2.48	2.28	†	2.28	†	1.78	†	3,875	72
10-31-08	14.50	0.25		(7.41)	(7.16)	0.27	—	0.19	0.46	—		—	6.88	(50.72)	2.23	2.25	†	2.25	†	1.00	†	4,004	46
10-31-07	11.59	0.03	•	3.14	3.17	0.26	—	—	0.26	—		—	14.50	27.69	2.26	2.25		2.25		0.25		11,819	44
02-28-06(4)–10-31-06	10.00	0.04	•	1.59	1.63	0.04	—	—	0.04	—		—	11.59	16.38	2.76	2.25		2.25		0.51		1,639	29
Class C
10-31-10	8.44	0.08	•	0.85	0.93	0.56	—	—	0.56	—		—	8.81	11.65	2.25	2.25	†	2.25	†	1.05	†	25,632	60
10-31-09	6.88	0.13		1.54	1.67	0.11	—	—	0.11	—		—	8.44	24.76	2.48	2.28	†	2.28	†	1.81	†	26,520	72
10-31-08	14.49	0.29		(7.44)	(7.15)	0.27	—	0.19	0.46	—		—	6.88	(50.69)	2.23	2.25	†	2.25	†	1.00	†	36,661	46
10-31-07	11.59	0.03	•	3.13	3.16	0.26	—	—	0.26	—		—	14.49	27.58	2.26	2.25		2.25		0.24		121,529	44
02-28-06(4)–10-31-06	10.00	0.04	•	1.59	1.63	0.04	—	—	0.04	—		—	11.59	16.31	2.76	2.25		2.25		0.54		17,075	29
Class I
10-31-10	8.49	0.18		0.85	1.03	0.65	—	—	0.65	—		—	8.87	12.90	1.17	1.17	†	1.17	†	2.13	†	365,799	60
10-31-09	6.92	0.19		1.57	1.76	0.19	—	—	0.19	—		—	8.49	26.12	1.23	1.23	†	1.23	†	2.80	†	387,251	72
10-31-08	14.58	0.23	•	(7.31)	(7.08)	0.39	—	0.19	0.58	—		—	6.92	(50.14)	1.16	1.18	†	1.18	†	2.22	†	290,227	46
10-31-07	11.64	0.16	•	3.15	3.31	0.37	—	—	0.37	—		—	14.58	28.80	1.26	1.25		1.25		1.22		127,029	44
02-28-06(4)–10-31-06	10.00	0.08	•	1.63	1.71	0.07	—	—	0.07	—		—	11.64	17.23	1.76	1.25		1.25		1.09		22,336	29
Class W
10-31-10	8.51	0.16	•	0.86	1.02	0.64	—	—	0.64	—		—	8.89	12.80	1.25	1.25	†	1.25	†	2.01	†	5,202	60
10-31-09	6.91	0.19		1.60	1.79	0.19	—	—	0.19	—		—	8.51	26.61	1.23	1.23	†	1.23	†	2.85	†	2,094	72
02-12-08(4)–10-31-08	11.48	0.17	•	(4.59)	(4.42)	0.10	—	0.05	0.15	—		—	6.91	(38.91)	1.18	1.20	†	1.20	†	2.45	†	307	46

ING International SmallCap Multi-Manager Fund
Class A
10-31-10	31.45	0.14	•	6.28	6.42	0.40	—	—	0.40	0.08		—	37.55	20.85 (c)	1.81	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21	•	9.04	9.25	0.71	—	—	0.71	0.18		—	31.45	42.73 (g)	1.95	1.95	†	1.95	†	0.85	†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32	7.88	—	8.20	—		—	22.73	(59.84)	1.70	1.70		1.70		1.27		160,896	84
10-31-07	47.15	0.31		19.25	19.56	0.28	—	—	0.28	—		—	66.43	41.67	1.60	1.60		1.60		0.67		523,535	93
10-31-06	37.75	0.29		9.44	9.73	0.33	—	—	0.33	—		—	47.15	25.91	1.66	1.66		1.66		0.67		243,020	85

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International SmallCap Multi-Manager Fund (continued)
Class B
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13	—		—	0.13	0.08	—	39.49	20.07	(c)	2.46	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06	•	9.45	9.51	0.17	—		—	0.17	0.19	—	33.01	41.60	(g)	2.60	2.60	†	2.60	†	0.24	†	8,383	103
10-31-08	68.31	0.21	•	(37.16)	(36.95)	—	7.88		—	7.88	—	—	23.48	(60.10)		2.35	2.35		2.35		0.45		11,892	84
10-31-07	48.53	0.00	•,*	19.78	19.78	—	—		—	—	—	—	68.31	40.76		2.25	2.25		2.25		0.00	*	65,619	93
10-31-06	38.83	(0.01	)•	9.75	9.74	0.04	—		—	0.04	—	—	48.53	25.10		2.31	2.31		2.31		(0.03)		58,469	85
Class C
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24	—		—	0.24	0.07	—	35.04	20.05	(c)	2.46	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05	•	8.46	8.51	0.42	—		—	0.42	0.17	—	29.41	41.80	(g)	2.60	2.60	†	2.60	†	0.21	†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—	7.88		—	7.88	—	—	21.15	(60.11)		2.35	2.35		2.35		0.58		29,760	84
10-31-07	44.39	0.00	•,*	18.09	18.09	0.00 *	—		—	0.00 *	—	—	62.48	40.76		2.25	2.25		2.25		0.01		104,274	93
10-31-06	35.59	(0.00	)*	8.91	8.91	0.11	—		—	0.11	—	—	44.39	25.09		2.31	2.31		2.31		(0.01)		65,534	85
Class I
10-31-10	31.53	0.33		6.27	6.60	0.55	—		—	0.55	0.08	—	37.66	21.45	(c)	1.28	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32	•	9.09	9.41	0.91	—		—	0.91	0.18	—	31.53	43.57	(g)	1.45	1.45	†	1.45	†	1.29	†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52	7.88		—	8.40	—	—	22.85	(59.66)		1.29	1.29		1.29		1.71		139,213	84
10-31-07	47.35	0.60		19.25	19.85	0.48	—		—	0.48	—	—	66.72	42.24		1.20	1.20		1.20		1.12		376,737	93
12-21-05(4)–10-31-06	40.64	0.39	•	6.32	6.71	—	—		—	—	—	—	47.35	16.51		1.20	1.20		1.20		1.02		137,184	85
Class O
10-31-10	31.28	0.19		6.22	6.41	0.47	—		—	0.47	0.08	—	37.30	20.95	(c)	1.71	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18	•	9.07	9.25	0.90	—		—	0.90	0.18	—	31.28	43.07	(g)	1.85	1.85	†	1.85	†	0.69	†	565	103
06-04-08(4)–10-31-08	47.28	0.18	•	(24.71)	(24.53)	—	0.00	*	—	—	—	—	22.75	(51.88)		1.60	1.60		1.60		1.39		62	84
Class W
10-31-10	37.21	0.32	•	7.41	7.73	0.54	—		—	0.54	0.09	—	44.49	21.24	(c)	1.46	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37		10.71	11.08	0.92	—		—	0.92	0.22	—	37.21	43.54	(g)	1.45	1.45	†	1.45	†	1.32	†	12,096	103
02-12-08(4)–10-31-08	50.70	0.50	•	(24.37)	(23.87)	—	0.00	*	—	—	—	—	26.83	(47.08)		1.29	1.29		1.29		1.80		10,366	84

ING International Value Fund
Class A
10-31-10	11.30	0.18	•	0.45	0.63	0.17	—		—	0.17	0.02	—	11.78	5.78	(d)	1.62	1.62	†	1.62	†	1.63	†	549,016	81
10-31-09	11.13	0.14		1.88	2.02	0.35	1.51		—	1.86	0.01	—	11.30	21.74	(h)	1.75	1.75	†	1.75	†	1.25	†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23	3.35		—	3.58	—	—	11.13	(42.58)		1.58	1.58	†	1.57	†	1.95	†	931,162	23
10-31-07	21.52	0.24	•	3.73	3.97	0.20	2.14		—	2.34	—	—	23.15	19.87		1.59	1.59		1.59		1.08		2,136,218	32
10-31-06	18.33	0.18	•	4.58	4.76	0.16	1.41		—	1.57	—	—	21.52	27.64		1.60	1.60		1.60		0.90		1,995,027	25
Class B
10-31-10	11.14	0.11	•	0.43	0.54	0.04	—		—	0.04	0.02	—	11.66	5.07	(d)	2.32	2.32	†	2.32	†	0.96	†	3,132	81
10-31-09	10.88	0.06	•	1.87	1.93	0.17	1.51		—	1.68	0.01	—	11.14	20.91	(h)	2.45	2.45	†	2.45	†	0.65	†	37,743	92
10-31-08	22.64	0.19	•	(8.58)	(8.39)	0.02	3.35		—	3.37	—	—	10.88	(43.00)		2.28	2.28	†	2.27	†	1.12	†	85,873	23
10-31-07	21.07	0.08	•	3.66	3.74	0.03	2.14		—	2.17	—	—	22.64	19.03		2.29	2.29		2.29		0.39		301,705	32
10-31-06	17.95	0.04	•	4.50	4.54	0.01	1.41		—	1.42	—	—	21.07	26.81		2.30	2.30		2.30		0.20		368,952	25
Class C
10-31-10	10.95	0.11	•	0.43	0.54	0.11	—		—	0.11	0.02	—	11.40	5.07	(d)	2.32	2.26	†	2.26	†	0.99	†	210,574	81
10-31-09	10.79	0.05	•	1.85	1.90	0.24	1.51		—	1.75	0.01	—	10.95	20.92	(h)	2.45	2.40	†	2.40	†	0.58	†	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08	3.35		—	3.43	—	—	10.79	(42.94)		2.28	2.18	†	2.17	†	1.34	†	326,812	23
10-31-07	20.98	0.08	•	3.65	3.73	0.05	2.14		—	2.19	—	—	22.52	19.10		2.29	2.28		2.28		0.38		757,941	32
10-31-06	17.91	0.05		4.46	4.51	0.03	1.41		—	1.44	—	—	20.98	26.71		2.30	2.30		2.30		0.20		729,067	25

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions											Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Redemption fees applied to capital		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Fund (continued)
Class I
10-31-10	11.30	0.23	•	0.44	0.67	0.22		—	—	0.22		0.02	—		11.77	6.15 (d)	1.27	1.27	†	1.27	†	2.02	†	449,321	81
10-31-09	11.16	0.16	•	1.90	2.06	0.42		1.51	—	1.93		0.01	—		11.30	22.23 (h)	1.33	1.33	†	1.33	†	1.65	†	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31		3.35	—	3.66		—	—		11.16	(42.37)	1.28	1.28	†	1.27	†	2.23	†	735,622	23
10-31-07	21.58	0.32	•	3.74	4.06	0.28		2.14	—	2.42		—	—		23.22	20.31	1.23	1.23		1.23		1.45		2,176,402	32
10-31-06	18.38	0.25		4.60	4.85	0.24		1.41	—	1.65		—	—		21.58	28.15	1.22	1.22		1.22		1.26		1,728,560	25
Class W
10-31-10	11.30	0.22		0.44	0.66	0.22		—	—	0.22		0.02	—		11.76	6.04 (d)	1.32	1.32	†	1.32	†	1.99	†	24,507	81
07-20-09(4)–10-31-09	10.42	0.01	•	0.87	0.88	—		—	—	—		—	—		11.30	8.45	1.33	1.33	†	1.33	†	0.20	†	3	92

ING International Value Choice Fund
Class A
10-31-10	9.68	0.08	•	1.26	1.34	0.06		—	—	0.06		—	—		10.96	13.95	1.78	1.70	†	1.70	†	0.77	†	22,683	43
10-31-09	7.56	0.06		2.14	2.20	0.08		—	—	0.08		—	—		9.68	29.22	1.83	1.70	†	1.70	†	0.86	†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98	—	2.08		—	—		7.56	(40.21)	1.62	1.65	†	1.64	†	0.52	†	8,940	73
10-31-07	12.42	0.10	•	2.65	2.75	0.07		0.21	—	0.28		—	—		14.89	22.48	1.63	1.70		1.70		0.77		16,598	88
10-31-06	10.70	0.12	•	1.86	1.98	0.10		0.16	—	0.26		—	—		12.42	18.82	1.71	1.70		1.69		1.04		17,962	31
Class B
10-31-10	9.53	0.01	•	1.24	1.25	0.01		—	—	0.01		—	—		10.77	13.11	2.53	2.45	†	2.45	†	0.09	†	1,160	43
10-31-09	7.44	0.02	•	2.07	2.09	0.00	*	—	—	0.00	*	—	—		9.53	28.13	2.58	2.45	†	2.45	†	0.18	†	1,786	44
10-31-08	14.67	(0.03	)•	(5.22)	(5.25)	0.00	*	1.98	—	1.98		—	—		7.44	(40.63)	2.37	2.40	†	2.39	†	(0.27	)†	1,738	73
10-31-07	12.27	0.00	•,*	2.61	2.61	—		0.21	—	0.21		—	—		14.67	21.54	2.38	2.45		2.45		0.01		3,805	88
10-31-06	10.65	0.04	•	1.82	1.86	0.08		0.16	—	0.24		—	—		12.27	17.77	2.46	2.45		2.44		0.35		3,565	31
Class C
10-31-10	9.56	0.01	•	1.24	1.25	0.01		—	—	0.01		—	—		10.80	13.07	2.53	2.45	†	2.45	†	0.06	†	5,195	43
10-31-09	7.46	0.01	•	2.09	2.10	0.00	*	—	—	0.00	*	—	—		9.56	28.19	2.58	2.45	†	2.45	†	0.14	†	4,091	44
10-31-08	14.70	(0.03	)•	(5.23)	(5.26)	—		1.98	—	1.98		—	—		7.46	(40.62)	2.37	2.40	†	2.39	†	(0.25	)†	2,267	73
10-31-07	12.29	0.00	*	2.62	2.62	—		0.21	—	0.21		—	—		14.70	21.58	2.38	2.45		2.45		0.00	*	4,930	88
10-31-06	10.66	0.04	•	1.83	1.87	0.08		0.16	—	0.24		—	—		12.29	17.78	2.46	2.45		2.44		0.33		4,189	31
Class I
10-31-10	9.67	0.12	•	1.25	1.37	0.08		—	—	0.08		—	—		10.96	14.26	1.35	1.35	†	1.35	†	1.24	†	17,722	43
10-31-09	7.57	0.10	•	2.12	2.22	0.12		—	—	0.12		—	—		9.67	29.58	1.39	1.39	†	1.39	†	1.19	†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98	—	2.14		—	—		7.57	(39.96)	1.27	1.30	†	1.29	†	0.80	†	36,089	73
10-31-07	12.42	0.17	•	2.64	2.81	0.10		0.21	—	0.31		—	—		14.92	23.04	1.24	1.31		1.31		1.29		60,413	88
12-21-05(4)–10-31-06	11.04	0.16	•	1.22	1.38	—		—	—	—		—	—		12.42	12.50	1.36	1.35		1.34		1.56		36,899	31
Class W
10-31-10	9.68	0.12	•	1.25	1.37	0.08		—	—	0.08		—	—		10.97	14.27	1.53	1.45	†	1.45	†	1.15	†	34	43
06-01-09(4)–10-31-09	9.18	0.01	•	0.49	0.50	—		—	—	—		—	—		9.68	5.45	1.39	1.39	†	1.39	†	0.30	†	3	44

ING Russia Fund
Class A
10-31-10	29.53	(0.33	)•	7.32	6.99	—		—	—	—		—	—		36.52	23.67	2.11	2.11		2.11		(0.98)		418,162	30
10-31-09	25.60	(0.19)		12.20	12.01	—		8.08	—	8.08		—	—		29.53	65.55	2.21	2.21		2.21		(0.98)		373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—		11.59	—	11.59		—	0.00	*	25.60	(61.70)	2.06	2.06		2.06		(0.60)		261,127	43
10-31-07	55.81	(0.33	)•	25.77	25.44	—		3.12	—	3.12		—	0.00	*	78.13	47.16	1.96	1.96		1.96		(0.52)		922,504	12
10-31-06	33.49	(0.27)		22.37	22.10	—		—	—	—		—	0.22		55.81	66.65	1.98	1.98		1.98		(0.64)		751,947	20
Class I
10-31-10	29.54	(0.10)		7.20	7.10	—		—	—	—		—	—		36.64	24.04	1.71	1.71		1.71		(0.38)		8,151	30
09-30-09(4)–10-31-09	28.27	(0.04	)•	1.31	1.27	—		—	—	—		—	—		29.54	4.49	1.68	1.68		1.68		(1.68)		3	46

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund
Class A
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	—	12.32	7.14	1.00	0.90	†	0.90	†	4.43	†	192,384	440
10-31-09	10.19	0.32		2.13	2.45	0.15	0.24	—	0.39	—	—	12.25	24.43	1.06	0.91	†	0.91	†	3.30	†	103,255	396
10-31-08	10.59	0.27	•	0.07	0.34	0.62	0.12	—	0.74	—	—	10.19	3.04	1.05	0.93	†	0.93	†	2.53	†	79,451	830
10-31-07	10.25	0.31	•	0.64	0.95	0.43	0.18	—	0.61	—	—	10.59	9.61	1.46	0.90	†	0.90	†	3.08		28,887	858
06-30-06(4)–10-31-06	10.00	0.08	•	0.23	0.31	0.06	—	—	0.06	—	—	10.25	3.13	1.38	0.90		0.90		2.41		25,784	451
Class B
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	—	12.21	6.22	1.75	1.65	†	1.65	†	3.79	†	4,125	440
10-31-09	10.16	0.29		2.07	2.36	0.12	0.24	—	0.36	—	—	12.16	23.56	1.81	1.66	†	1.66	†	2.59	†	5,135	396
10-31-08	10.55	0.18	•	0.08	0.26	0.53	0.12	—	0.65	—	—	10.16	2.26	1.80	1.68	†	1.68	†	1.71		4,085	830
10-31-07	10.24	0.25	•	0.62	0.87	0.38	0.18	—	0.56	—	—	10.55	8.74	2.21	1.65	†	1.65	†	2.44		342	858
06-30-06(4)–10-31-06	10.00	0.06	•	0.22	0.28	0.04	—	—	0.04	—	—	10.24	2.84	2.13	1.65		1.65		2.00		28	451
Class C
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	—	12.25	6.23	1.75	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28	•	2.08	2.36	0.12	0.24	—	0.36	—	—	12.20	23.48	1.81	1.66	†	1.66	†	2.54	†	45,773	396
10-31-08	10.59	0.18	•	0.09	0.27	0.54	0.12	—	0.66	—	—	10.20	2.31	1.80	1.68	†	1.68	†	1.71	†	29,009	830
10-31-07	10.24	0.24	•	0.64	0.88	0.35	0.18	—	0.53	—	—	10.59	8.90	2.21	1.65	†	1.65	†	2.33		1,627	858
06-30-06(4)–10-31-06	10.00	0.06	•	0.22	0.28	0.04	—	—	0.04	—	—	10.24	2.82	2.13	1.65		1.65		1.68		36	451
Class I
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	—	12.28	7.44	0.65	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45	•	2.04	2.49	0.24	0.24	—	0.48	—	—	12.22	24.94	0.71	0.56	†	0.56	†	3.89	†	136,178	396
10-31-08	10.58	0.28	•	0.14	0.42	0.67	0.12	—	0.79	—	—	10.21	3.78	0.74	0.62	†	0.62	†	2.69		503	830
10-31-07	10.25	0.35	•	0.63	0.98	0.47	0.18	—	0.65	—	—	10.58	9.88	1.00	0.61	†	0.61	†	3.47		1	858
06-30-06(4)–10-31-06	10.00	0.09	•	0.23	0.32	0.07	—	—	0.07	—	—	10.25	3.23	1.03	0.55		0.55		2.68		1	451
Class O
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	—	12.12	7.17	1.00	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37	•	2.04	2.41	0.26	0.24	—	0.50	—	—	12.06	24.26	1.06	0.91	†	0.91	†	3.30	†	3,126	396
06-04-08(4)–10-31-08	10.65	0.10	•	(0.49)	(0.39)	0.11	—	—	0.11	—	—	10.15	(3.70)	1.05	0.93	†	0.93	†	2.47	†	222	830
Class W
10-31-10	12.06	0.52	•	0.34	0.86	0.75	0.05	—	0.80	—	—	12.12	7.45	0.75	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(4)–10-31-09	11.22	0.14	•	1.03	1.17	0.33	—	—	0.33	—	—	12.06	10.54	0.71	0.56	†	0.56	†	2.85	†	1,533	396

ING Diversified International Fund
Class A
10-31-10	8.27	0.06		1.07	1.13	0.06	—	0.01	0.07	—	—	9.33	13.71	0.63	0.39		0.39		0.76		102,460	49
10-31-09	7.30	0.24	•	1.59	1.83	0.86	—	—	0.86	—	—	8.27	28.22	0.76	0.38		0.38		3.45		129,966	32
10-31-08	14.98	0.17	•	(7.50)	(7.33)	0.26	0.09	—	0.35	—	—	7.30	(50.04)	0.57	0.31		0.31		1.41		167,282	55
10-31-07	11.61	0.05	•	3.38	3.43	0.06	—	—	0.06	—	—	14.98	29.66	0.55	0.21		0.21		0.37		383,364	32
12-21-05(4)–10-31-06	10.00	(0.03	)•	1.64	1.61	—	—	—	—	—	—	11.61	16.10	0.66	0.35		0.35		(0.35)		170,108	30
Class B
10-31-10	8.23	(0.00	)*	1.05	1.05	—	—	0.01	0.01	—	—	9.27	12.78	1.38	1.14		1.14		(0.03)		16,616	49
10-31-09	7.22	0.17	•	1.61	1.78	0.77	—	—	0.77	—	—	8.23	27.46	1.51	1.13		1.13		2.43		19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	—	7.22	(50.43)	1.32	1.06		1.06		0.67		20,167	55
10-31-07	11.54	(0.04)		3.35	3.31	0.01	—	—	0.01	—	—	14.84	28.68	1.30	0.96		0.96		(0.34)		43,667	32
12-21-05(4)–10-31-06	10.00	(0.10	)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10		1.10		(1.10)		23,035	30

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Diversified International Fund (continued)
Class C
10-31-10	8.21	(0.00	)*	1.06	1.06	—	—	0.01	0.01	—	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49
10-31-09	7.21	0.17	•	1.60	1.77	0.77	—	—	0.77	—	—	8.21	27.32	1.51	1.13	1.13	2.54	71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	—	7.21	(50.43)	1.32	1.06	1.06	0.67	78,834	55
10-31-07	11.54	(0.05	)•	3.35	3.30	0.01	—	—	0.01	—	—	14.83	28.63	1.30	0.96	0.96	(0.39)	168,661	32
12-21-05(4)–10-31-06	10.00	(0.10	)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10	1.10	(1.10)	69,825	30
Class I
10-31-10	8.26	0.03	•	1.12	1.15	0.08	—	0.01	0.09	—	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
10-31-09	7.30	0.31	•	1.55	1.86	0.90	—	—	0.90	—	—	8.26	28.78	0.48	0.10	0.10	4.55	3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	—	7.30	(49.97)	0.32	0.06	0.06	1.69	16	55
10-31-07	11.63	0.03	•	3.41	3.44	0.08	—	—	0.08	—	—	14.99	29.69	0.30	0.09	0.09	0.21	32	32
12-21-05(4)–10-31-06	10.00	(0.01	)•	1.64	1.63	—	—	—	—	—	—	11.63	16.30	0.45	0.10	0.10	(0.13)	4	30
Class O
10-31-10	8.24	0.05	•	1.08	1.13	0.08	—	0.01	0.09	—	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49
10-31-09	7.29	0.10	•	1.74	1.84	0.89	—	—	0.89	—	—	8.24	28.45	0.76	0.38	0.38	1.30	1,911	32
06-04-08(4)–10-31-08	12.99	0.02	•	(5.72)	(5.70)	—	—	—	—	—	—	7.29	(43.88)	0.57	0.31	0.31	0.48	140	55
Class R
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	—	9.22	13.40	0.88	0.64	0.64	0.47	173	49
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	—	8.18	28.13	1.01	0.63	0.63	2.94	198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	—	7.22	(50.18)	0.82	0.56	0.56	1.26	183	55
12-12-06(4)–10-31-07	12.19	(0.05	)•	2.76	2.71	0.08	—	—	0.08	—	—	14.82	22.33	0.80	0.46	0.46	(0.46)	432	32
Class W
10-31-10	8.25	0.09	•	1.06	1.15	0.09	—	0.01	0.10	—	—	9.30	14.07	0.38	0.09	0.09	1.03	2,440	49
10-31-09	7.29	0.21	•	1.65	1.86	0.90	—	—	0.90	—	—	8.25	28.84	0.48	0.10	0.10	2.96	2,545	32
02-12-08(4)–10-31-08	12.17	0.06	•	(4.94)	(4.88)	—	—	—	—	—	—	7.29	(40.10)	0.32	0.06	0.06	0.80	1,506	55

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(5)	Class W shares’ financial highlights include Class Q shares which were converted to Class W on March 5, 2010. Class W shares will retain the commencement of operations date of August 7, 2009 which represents the original commencement of operations date of Class Q shares.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Amount is more than $(0.005) or more than (0.005)% or less than $0.005 or less than 0.005%.

**	Amount is less than $500.

•	Calculated using average number of shares outstanding throughout the period.

(a)	There was no impact on total return by the payment from distribution settlement.

(b)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Global Value Choice total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International SmallCap Multi-Manager total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.

(d)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value total return would have been 5.61%, 4.90%, 4.90%, 5.98% and 5.87% on Classes A,B,C,I, and W, respectively.

(e)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Emerging Countries total return would have been 50.54%, 49.21%, 49.19%, 51.26% and 51.22% on Classes A,B,C,I and W, respectively.

(f)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Index Plus International Equity total return would have been 26.91%, 25.92%, 25.96%, 27.32% and 27.11% on Classes A, B, C, I and O, respectively.

(g)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International SmallCap Multi-Manager total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W, respectively.

(h)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81% and 22.12% on Classes A,B,C and I, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with seventeen separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): Global Equity Dividend, Global Natural Resources, Global Real Estate, Global Value Choice, Asia-Pacific Real Estate, Emerging Countries, European Real Estate, Global Opportunities, Greater China, Index Plus International Equity, International Capital Appreciation, International Real Estate, International SmallCap Multi-Manager, International Value Choice, Russia, Global Bond and Diversified International. IMT is a Massachusetts business trust organized August 18, 1993 with one series, International Value (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses, each dated February 28, 2010.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. For all Funds, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds, with the exception of Russia, the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended October 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds, if any, are recorded as distributions of realized gains from affiliated Underlying Funds.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of October 31, 2010, the maximum amount of loss that Global Bond would incur if the counterparties to its derivative transactions failed to perform would be $7,499,316 which represents the gross payments to be received by the Fund on open purchased options, forward foreign currency contracts and interest rate swaps were they to be unwound as of October 31, 2010. To reduce the amount of potential loss to Global Bond, various counterparties have posted $846,890 in cash collateral as of October 31, 2010.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

As of October 31, 2010, Global Bond had a net liability position of $6,182,913 on forward foreign currency contracts, credit default swaps, cross-currency swaps, interest rate swaps, and written options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2010, Global Bond could have been required to pay this amount in cash to its counterparties. As of October 31, 2010, Global Bond had posted $485,000 to its counterparties in cash collateral for its open derivatives transactions.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2010, the following Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Global Real Estate*	$748,782	$—
Global Value Choice*	—	64,604
Asia-Pacific Real Estate*	11,631	—
Global Opportunities**	9,885,246	12,211,960
International Real Estate*	317,460	—
Global Bond***	320,116,260	234,315,869

*	For the year ended October 31, 2010, the Funds used forward foreign currency contracts to facilitate settlement of non-U.S. dollar portfolio transactions. There were no open forward foreign currency contracts at October 31, 2010.

**	For the year ended October 31, 2010, the Fund used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at October 31, 2010.

***	For the year ended October 31, 2010, the Fund used forward foreign currency contracts to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at October 31, 2010.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2010, Index Plus International Equity had purchased futures contracts on equity indices to gain additional exposure to the foreign equity markets. During the year ended October 31, 2010, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended October 31, 2010, Index Plus International Equity had an average notional value of $209,976 on futures contracts purchased.

During the year ended October 31, 2010, Global Bond had an average notional value of $130,838,577 and $114,849,627 on futures contracts purchased and sold, respectively.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended October 31, 2010, Global Bond has purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at October 31, 2010.

During the year ended October 31, 2010, Global Bond has purchased and written swaptions on credit default swap indices “CDX” in order to hedge the credit risk of the Fund and to enhance potential gains. There were no open CDX swaptions at October 31, 2010.

During the year ended October 31, 2010, Global Bond has written swaptions on interest rate swaps to increase exposure to long-term interest rates and potentially enhance the Fund’s yield. There were no open interest rate swaptions at October 31, 2010.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2010.

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2010, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended October 31, 2010, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events. Global Bond also purchased credit protection on CDX indices to decrease its exposure to various credit sectors. A CDX index is a basket of credit instruments or exposures designed to be representative of some part of the credit market.

For the year ended October 31, 2010, Global Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. Global Bond also sold protection on CDX indices to increase its exposure to various credit sectors.

For the year ended October 31, 2010, Global Bond had average notional amounts of $13,286,600 and $1,769,100 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the year ended October 31, 2010, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $100,889,679.

For the year ended October 31, 2010, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $6,115,538.

Global Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at October 31, 2010.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

For the year ended October 31, 2010, Global Bond has entered into cross-currency swaps to increase exposure to both foreign exchange and interest rate risk (inflation hedge). Please refer to the table following the Summary Portfolio of Investments for open cross-currency swaps at October 31, 2010.

For the year ended October 31, 2010, Global Bond had average notional amounts (local currency) of 5,968,037 and 987,409,000 on currency bought and sold, respectively, on cross-currency swaps.

H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate, Asia-Pacific Real Estate, European Real Estate, International Equity Dividend and International Real Estate, which pay dividends, if any, quarterly and Global Bond, which pay dividends, if any, monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

L. Restricted Securities. Each Fund and Underlying Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M. Delayed-Delivery or When-Issued Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Fund’s Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

N. Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and,

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2010, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Global Equity Dividend	$77,226,816	$84,742,997
Global Natural Resources	56,664,229	65,502,648
Global Real Estate	1,977,160,940	1,138,097,593
Global Value Choice	350,762,793	133,185,153
Asia-Pacific Real Estate	6,945,337	6,116,418
Emerging Countries*	160,996,568	150,012,467
European Real Estate	3,965,502	6,337,829
Global Opportunities	274,621,605	412,625,328
Greater China	39,601,350	47,766,401
Index Plus International Equity	211,345,322	198,691,155
International Capital Appreciation	61,518,278	78,383,188
International Real Estate	375,773,927	315,615,442
International SmallCap Multi-Manager	258,783,152	321,286,004
International Value	1,140,819,297	1,599,829,587
International Value Choice	21,035,635	27,533,604
Russia	119,071,818	167,189,267
Global Bond	489,859,294	382,142,933
Diversified International	100,609,181	160,949,520

*	The Fund posted a deposit of $1,750,985 for a bid on the Initial Public Offering (″IPO″) of an Indian equity security. The Fund received 13,532 shares of the security during the IPO for $74,721. The remaining deposit of $1,676,264 as disclosed on the Fund’s Statement of Asset and Liabilities was returned from the broker on November 4, 2010.

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$1,384,371,089	$1,309,074,972

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2010 and year ended October 31, 2009 were $374,780 and $262,776, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Asia-Pacific Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Emerging Countries(1)	1.25%
European Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Global Opportunities(2)	0.90% on the first $500 million; and 0.85% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation(1)	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap Multi-Manager(1)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00% on the first $5 billion; 0.95% on the next $2.5 billion; 0.90% on the next $2.5 billion; and 0.85% of assets in excess of $10 billion (applied to all assets of the Fund)
International Value Choice	1.00%
Russia	1.25%
Global Bond	0.40%
Diversified International	0.00%

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for Emerging Countries, International Capital Appreciation and International SmallCap Multi-Manager. These advisory fee waivers will continue through at least March 1, 2011 for Emerging Countries, International Capital Appreciation and International SmallCap Multi-Manager. There is no guarantee that these waivers will continue after this date. These agreements will only renew if ING Investments elects to renew them.

(2)	Effective June 30, 2010, the advisory fees for Global Opportunities were revised from 1.00% on the first $500 million and 0.90% thereafter to the fees set forth in the table above.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Investments has contractually agreed to waive a portion of the advisory fee for Emerging Countries, International Capital Appreciation and International SmallCap Multi-Manager. Previously, ING Investments had agreed to waive a portion of the advisory fee for Global Opportunities. This waiver expired on June 30, 2010. The waiver is calculated as 50% of the difference between the former sub-advisory fee minus the new sub-advisory fee.

For the year ended October 31, 2010, ING Investments waived $220,181, $40,622, $43,435 and $78,991 in advisory fees for Emerging Countries, Global Opportunities, International Capital Appreciation and International SmallCap Multi-Manager, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds is as follows (*denotes a related party adviser):

Fund	Sub Adviser
Global Equity Dividend	ING Investment Management Advisors B.V*
Global Natural Resources	ING Investment Management Co.*
Global Real Estate	ING Clarion Real Estate Securities, LLC*
Global Value Choice	Tradewinds Global Investors, LLC
Asia-Pacific Real Estate	ING Clarion Real Estate Securities, LLC*
Emerging Countries	ING Investment Management Advisors B.V*
European Real Estate	ING Clarion Real Estate Securities, LLC*
Global Opportunities	ING Investment Management Advisors B.V.*
Greater China	ING Investment Management Asia/Pacific (Hong Kong) Limited*
Index Plus International Equity	ING Investment Management Co.*
International Capital Appreciation	Hansberger Global Investors, Inc.
International Real Estate	ING Clarion Real Estate Securities, LLC*
International SmallCap Multi-Manager	Acadian Asset Management LLC and Schroder Investment Management North America, Inc.
International Value	Brandes Investment Partners, L.P. and ING Investment Management Co.*
International Value Choice	Tradewinds Global Investors, LLC
Russia	ING Investment Management Advisors B.V*
Global Bond	ING Investment Management Co.*

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended October 31, 2010, the following funds waived such management fees which are not subject to recoupment:

Global Natural Resources	$1,292
Global Real Estate	50,243
Global Value Choice	28,650
Asia-Pacific Real Estate	75
European Real Estate	32
Global Opportunities	469
Index Plus International Equity	108
International Real Estate	2,478
International SmallCap Multi-Manager	1,504
International Value	13,207
International Value Choice	1,771
Global Bond	11,386

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

Effective April 1, 2010, International Value no longer pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares. For the year ended October 31, 2010, International Value paid $142,623 in shareholder account servicing fees.

The Investment Adviser, ING IM, ING CRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W(1), has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Investments Distributor, LLC (“IID” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

(1)	Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value incurred a service fee of 0.25% until conversion to Class W shares of each respective Fund on November 20, 2009. Class Q shareholder of Emerging Countries and International Capital Appreciation incurred a service fee of 0.25% until conversion to Class W shares of each Fund on March 8, 2010.

	Class A		Class B	Class C		Class O	Class R
Global Equity Dividend	0.25%		1.00%	1.00%		0.25%	N/A
Global Natural Resources	0.25%		N/A	N/A		N/A	N/A
Global Real Estate	0.25%		1.00%	1.00%		0.25%	N/A
Global Value Choice	0.25%		1.00%	1.00%		N/A	N/A
Asia-Pacific Real Estate	0.25%		1.00%	1.00%		N/A	N/A
Emerging Countries	0.35	%(1)	1.00%	1.00%		N/A	N/A
European Real Estate	0.25%		1.00%	1.00%		N/A	N/A
Global Opportunities	0.25%		1.00%	1.00%		N/A	N/A
Greater China	0.25%		1.00%	1.00%		0.25%	N/A
Index Plus International Equity	0.25%		1.00%	1.00%		0.25%	N/A
International Capital Appreciation	0.25%		1.00%	1.00%		N/A	N/A
International Real Estate	0.25%		1.00%	1.00%		N/A	N/A
International SmallCap Multi-Manager	0.35%		1.00%	1.00%		0.25%	N/A
International Value	0.30%		1.00%	1.00	%(2)	N/A	N/A
International Value Choice	0.25%		1.00%	1.00%		N/A	N/A
Russia	0.25%		N/A	N/A		N/A	N/A
Global Bond	0.25%		1.00%	1.00%		0.25%	N/A
Diversified International	0.25%		1.00%	1.00%		0.25%	0.50%

(1)	The Distributor has agreed to waive 0.10% of the Distribution Fee in the amount of $79,995 for Class A shares of Emerging Countries for the period from January 1, 2009 through March 1, 2011.

(2)	The Distributor has voluntarily agreed to waive $143,365 of the Distribution Fee for Class C shares of International Value.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2010, the Distributor retained the following amounts in sales charges for the Funds:

	Class A Shares	Class C Shares
Initial Sales Charges:
Global Equity Dividend	$15,247	N/A
Global Natural Resources	28,296	N/A
Global Real Estate	172,517	N/A
Global Value Choice	124,963	N/A
Asia-Pacific Real Estate	325	N/A
Emerging Countries	11,760	N/A
European Real Estate	965	N/A
Global Opportunities	3,672	N/A
Greater China	23,124	N/A
Index Plus International Equity	552	N/A
International Capital Appreciation	2,330	N/A
International Real Estate	9,247	N/A
International SmallCap Multi-Manager	3,244	N/A
International Value	5,611	N/A

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A Shares	Class C Shares
International Value Choice	$4,364	N/A
Russia	191,902	N/A
Global Bond	108,503	N/A
Diversified International	12,070	N/A

Contingent Deferred Sales Charges:
Global Equity Dividend	$30	$1,383
Global Real Estate	35,353	13,787
Global Value Choice	1,487	17,397
Asia-Pacific Real Estate	—	10
Emerging Countries	53	2,586
European Real Estate	—	189
Global Opportunities	52	2,898
Greater China	5	14,270
Index Plus International Equity	—	77
International Capital Appreciation	6	260
International Real Estate	75	1,516
International SmallCap Multi-Manager	359	990
International Value	72,767	5,323
International Value Choice	10	348
Russia	639	—
Global Bond	12	17,357
Diversified International	461	3,322

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2010, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total

Global Equity Dividend	$92,796	$12,495	$46,421	$151,712
Global Natural Resources	76,399	8,792	21,296	106,487
Global Real Estate	1,736,133	243,368	438,587	2,418,088
Global Value Choice	352,981	40,137	139,344	532,462
Asia-Pacific Real Estate	5,256	526	1,524	7,306
Emerging Countries	192,212	15,377	35,486	243,075
European Real Estate	3,773	378	1,061	5,212
Global Opportunities	96,510	10,723	61,895	169,128
Greater China	50,207	3,823	14,551	68,581
Index Plus International Equity	66,963	12,178	13,356	92,497
International Capital Appreciation	75,149	8,841	13,791	97,781
International Real Estate	492,562	53,607	73,085	619,254
International SmallCap Multi-Manager	367,141	36,723	73,961	477,825
International Value	1,068,178	106,899	315,289	1,490,366
International Value Choice	39,745	3,982	10,168	53,895
Russia	450,925	36,074	88,477	575,476
Global Bond	173,996	43,743	117,755	335,494
Diversified International	—	16,547	87,686	104,233

At October 31, 2010, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

Diversified International — Emerging Countries (19.68%); Index Plus International Equity (33.99%); International Capital Appreciation (49.39%); International Value Choice (30.14%).
ING Global Target Payment Fund — Index Plus International Equity (7.11%).
ING Life Insurance and Annuity Company — Asia-Pacific Real Estate (49.61%); European Real Estate (79.36%); International SmallCap Multi-Manager (8.68%).
ING National Trust — International Capital Appreciation (9.23%); International Value (12.21%).
ING Solution 2015 Portfolio — Global Bond (7.53%).
ING Solution 2025 Portfolio — Global Bond (11.24%).
ING Solution 2035 Portfolio — Global Bond (5.67%).
ING Strategic Allocation Conservative Fund — Emerging Countries (10.57%); Index Plus International Equity (15.09%).
Reliance Trust Company — International Capital Appreciation (5.96%).
Sharebuilder Securities Corporation — Global Equity Dividend (9.81%); Greater China (10.09%); Index Plus International Equity (31.69%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2010, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Global Natural Resources	Transfer Agent	$39,540
Asia-Pacific Real Estate	Custody	10,224
European Real Estate	Custody	8,471
	Transfer Agent	1,811
	Professional	4,300
Greater China	Custody	12,972
	Transfer Agent	32,451
International Value Choice	Custody	7,411
	Transfer Agent	9,570
	Registration	6,909
	Postage	11,431
Diversified International	Transfer Agent	115,364
	Postage	64,431

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and/or Distributor have agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources(1)	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	1.50%
Global Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
Asia-Pacific Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A
Emerging Countries(2)	2.25%	2.90%	2.90%	1.75%	N/A	N/A	1.90%
European Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A
Global Opportunities(3)	1.50%	2.25%	2.25%	1.15%	N/A	N/A	1.25%
Greater China(4)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	N/A
International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
International SmallCap Multi-Manager	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%
International Value(5)	1.80%	2.50%	2.50%	1.50%	N/A	N/A	1.50%
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%
Russia(6)	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A
Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	N/A	0.65%
Diversified International(7)	0.50%	1.25%	1.25%	0.25%	0.50%	0.75%	0.25%

(1)	Effective January 1, 2010, the expense limits for Class A, I and W were revised from 2.75%, 2.50% and 2.50%, respectively, to limits set forth in the table above.

(2)	Pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least March 1, 2011. The expense limits for Emerging Countries are 2.10%, 2.85% and 2.85% for Class A, B and C shares, respectively. If, after March 1, 2011, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(3)	Effective June 30, 2010, the expense limits for Global Opportunities were revised from 1.95%, 2.70%, 2.70%, 1.60% and 1.45% for Class A, B, C, I and W shares, respectively, to the limits set forth in the table above. Prior to June 30, 2010, pursuant to a side agreement, ING Investments lowered the expense limits for Global Opportunities. The expense limits for Global Opportunities were 1.70%, 2.45%, 2.45% and 1.35% for class A, B, C and I shares, respectively. Effective June 30, 2010, pursuant to a side agreement, ING Investments has lowered the expense limit for Global Opportunities to 1.05% for Class I shares through at least March 1, 2012. If, after March 1, 2012, ING Investments elects not to renew the side agreement, the expense limit will revert to the limit listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.

(4)	Pursuant to a side agreement, the expense limits for Greater China are 2.10%, 2.85%, 2.85%, 1.85% and 2.10% for Class A, B, C, I and O shares, respectively, through March 1, 2011. There is no guarantee that this side agreement will continue after that date. This side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(5)	The expense limits for International Value are effective April 1, 2010. Prior to April 1, 2010, International Value did not have an expense limit.

(6)	Effective January 1, 2010, the expense limits for Class A and I were revised from 3.35% and 3.10%, respectively, to limits set forth in the table above.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

(7)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Effective March 1, 2010, the expense limits for Class O and W were revised from 0.35% and 0.10%, respectively, to limits set forth in the table above. Including the expenses of the underlying Investment Companies, the expense limits for Diversified International are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

The Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2010, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	2011	2012	2013	Total
Global Equity Dividend	$21,419	$172,058	$—	$193,477
Asia-Pacific Real Estate	142,848	116,219	81,788	340,855
European Real Estate	—	209,182	90,568	299,750
Greater China	—	60,086	2,687	62,773
Index Plus International Equity	936,939	22,838	22,288	982,065
International Capital Appreciation	—	25,287	193,638	218,925
Global Bond	86,497	272,426	365,110	724,033
Diversified International	1,337,950	786,289	472,043	2,596,282

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2010, are as follows:

	2011	2012	2013	Total
Global Value Choice
Class W	$—	$—	$286	$286
Global Opportunities
Class A	$—	$60,601	$50,223	$110,824
Class B	—	8,618	8,058	16,676
Class C	—	47,861	43,870	91,731
Class W	—	—	1,125	1,125
Index Plus International Equity
Class A	$—	$30,515	$11,667	$42,182
Class B	—	4,392	1,268	5,660
Class C	—	4,534	1,761	6,295
Class O	—	146,637	60,711	207,348
International Real Estate
Class A	$—	$158,438	$405	$158,843
Class B	—	6,996	96	7,092
Class C	—	51,655	612	52,267
Class W	—	—	14	14
International Value Choice
Class A	$—	$13,778	$15,874	$29,652
Class B	—	2,169	1,164	3,333
Class C	—	3,921	3,756	7,677
Class W	—	—	21	21
Diversified International
Class A	$—	$39,041	$13,391	$52,432
Class B	—	5,755	2,176	7,931
Class C	—	21,656	7,365	29,021
Class O	—	1,830	1,800	3,630
Class R	—	54	21	75
Class W	—	2,307	1,912	4,219

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2010 were as follows:

	CHF Notional	USD Notional	Cost
Balance at 10/31/09	7,164,109	12,978,000	$191,984
Options Purchased	—	336,557,007	3,327,823
Options Terminated in Closing Sell Transactions	(7,164,109)	(51,823,540)	(479,189)
Options Expired	—	(142,711,467)	(847,801)
Balance at 10/31/10	—	155,000,000	$2,192,817

Transactions in purchased swaptions on CDX indices for Global Bond for the year ended October 31, 2010 were as follows:

	USD Notional	Cost
Balance at 10/31/09	—	$—
Options Purchased	43,041,000	305,591
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(43,041,000)	(305,591)
Balance at 10/31/10	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2010 were as follows:

	CHF Notional	USD Notional	Premiums Received
Balance at 10/31/09	7,164,109	12,978,000	$218,966
Options Written	—	314,549,007	2,596,096
Options Terminated in Closing Purchase Transactions	(7,164,109)	(29,323,540)	(402,037)
Options Expired	—	(91,403,467)	(488,038)
Balance at 10/31/10	—	206,800,000	$1,924,987

Transactions in written swaptions on CDX indices for Global Bond for the year ended October 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/09	—	$—
Options Written	86,082,000	178,620
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(86,082,000)	(178,620)
Balance at 10/31/10	—	$—

Transactions in written swaptions on Interest Rate Swaps for Global Bond for the year ended October 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/09	—	$—
Options Written	21,659,000	416,936
Options Terminated in Closing Purchase Transactions	(21,659,000)	(416,936)
Options Expired	—	—
Balance at 10/31/10	—	$—

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears for the year ended October 31, 2010.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended October 31, 2010:

Fund	Days Utilized	Approximate Average Daily Balance for Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Global Natural Resources	10	$877,500	1.39%
Asia-Pacific Real Estate	6	193,333	1.36%
Emerging Countries	9	2,072,222	1.44%
European Real Estate	5	746,000	1.37%
Global Opportunities(1)	90	1,563,389	1.41%
Greater China	24	806,875	1.44%
Index Plus International Equity	81	889,877	1.43%
International Capital Appreciation	44	694,659	1.41%
International Real Estate	9	5,678,889	1.37%
International SmallCap Multi-Manager	88	960,739	1.38%
International Value	148	3,811,791	1.40%
International Value Choice	3	3,535,000	1.44%
Global Bond	61	1,569,262	1.43%

(1)	At October 31, 2010, Global Opportunities had an outstanding balance of $2,390,000.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Global Equity Dividend
Class A
10-31-10	866,925	—	86,029	(1,812,822)	—	(859,868)	8,475,129	—	—	826,073	—	(17,858,240)	—	(8,557,038)
10-31-09	910,513	—	120,461	(3,249,618)	—	(2,218,644)	7,243,833	—	—	996,853	—	(26,003,285)	—	(17,762,599)
Class B
10-31-10	35,025	—	17,471	(683,413)	—	(630,917)	342,001	—	—	165,967	—	(6,646,863)	—	(6,138,895)
10-31-09	78,456	—	30,196	(825,295)	—	(716,643)	634,273	—	—	249,985	—	(6,553,571)	—	(5,669,313)
Class C
10-31-10	188,781	—	35,118	(1,459,491)	—	(1,235,592)	1,859,348	—	—	332,680	—	(14,234,997)	—	(12,042,969)
10-31-09	468,872	—	55,436	(2,066,211)	—	(1,541,903)	3,852,465	—	—	458,079	—	(16,369,585)	—	(12,059,041)
Class I
10-31-10	1,198,519	—	12,480	(204,185)	—	1,006,814	11,619,730	—	—	121,733	—	(1,987,575)	—	9,753,888
10-31-09	97,132	—	5,729	(46,693)	—	56,168	767,296	—	—	47,693	—	(375,732)	—	439,257
Class O
10-31-10	218,071	—	1,672	(377,480)	—	(157,737)	2,141,770	—	—	16,065	—	(3,735,705)	—	(1,577,870)
10-31-09	276,310	—	2,762	(369,666)	—	(90,594)	2,213,745	—	—	22,787	—	(2,950,118)	—	(713,586)
Class W
10-31-10	1,658,473	—	52,701	(432,567)	—	1,278,607	17,752,111	—	—	551,389	—	(4,623,735)	—	13,679,765
10-31-09	2,239,182	—	23,282	(189,981)	—	2,072,483	19,974,951	—	—	218,131	—	(1,849,607)	—	18,343,475
Global Natural Resources
Class A
10-31-10	1,360,810	—	31,815	(2,599,161)	—	(1,206,536)	11,296,166	—	—	260,562	—	(21,434,666)	—	(9,877,938)
10-31-09	1,470,178	—	787,696	(1,932,899)	—	324,975	9,701,353	—	—	4,962,490	—	(12,571,476)	—	2,092,367
Class I
10-31-10	758,038	—	495	(486,327)	—	272,206	6,403,842	—	—	4,044	—	(3,683,147)	—	2,724,739
10-31-09	73,310	—	1,015	(9,277)	—	65,048	461,755	—	—	6,371	—	(60,312)	—	407,814
Class W
10-31-10	18,326	—	96	(3,258)	—	15,164	193,162	—	—	986	—	(33,692)	—	160,456
10-31-09	18,740	—	204	(3,315)	—	15,629	167,106	—	—	1,612	—	(32,689)	—	136,029
Global Real Estate
Class A
10-31-10	36,101,595	—	2,747,909	(28,902,801)	—	9,946,703	529,789,609	—	—	40,220,542	—	(426,260,118)	—	143,750,033
10-31-09	35,273,811	—	1,466,408	(40,636,758)	—	(3,896,539)	408,890,679	—	—	16,720,591	—	(432,634,570)	—	(7,023,300)
Class B
10-31-10	65,343	—	81,945	(494,090)	—	(346,802)	819,763	—	—	1,003,378	—	(5,993,064)	—	(4,169,923)
10-31-09	166,384	—	49,738	(587,295)	—	(371,173)	1,702,193	—	—	473,970	—	(5,308,965)	—	(3,132,802)
Class C
10-31-10	4,642,825	—	479,930	(2,927,692)	—	2,195,063	60,749,179	—	—	6,210,490	—	(37,954,330)	—	29,005,339
10-31-09	2,985,466	—	254,710	(5,057,405)	—	(1,817,229)	32,724,474	—	—	2,561,518	—	(49,038,114)	—	(13,752,122)
Class I
10-31-10	56,047,518	—	2,362,378	(14,694,987)	—	43,714,909	819,376,161	—	—	34,557,613	—	(216,539,062)	—	637,394,712
10-31-09	26,525,227	—	902,861	(13,297,323)	—	14,130,765	309,867,495	—	—	10,316,518	—	(154,903,172)	—	165,280,841
Class O
10-31-10	149,356	—	1,790	(188,857)	—	(37,711)	2,206,785	—	—	26,198	—	(2,797,854)	—	(564,871)
10-31-09	165,069	—	1,903	(231,028)	—	(64,056)	1,869,772	—	—	21,409	—	(2,599,886)	—	(708,705)
Class W
10-31-10	8,813,884	—	591,867	(4,773,471)	—	4,632,280	129,335,342	—	—	8,679,094	—	(69,779,415)	—	68,235,021
10-31-09	10,717,462	—	273,573	(4,367,066)	—	6,623,969	115,194,535	—	—	3,106,650	—	(50,267,972)	—	68,033,213
Global Value Choice
Class A
10-31-10	5,123,750	—	19,446	(2,928,701)	—	2,214,495	148,107,340	218,157	—	545,422	—	(85,125,992)	—	63,744,927
10-31-09	6,538,227	—	—	(4,714,108)	—	1,824,119	132,608,998	—	—	—	—	(98,627,829)	—	33,981,169
Class B
10-31-10	53,756	—	526	(84,564)	—	(30,282)	1,632,312	10,831	—	15,683	—	(2,589,534)	—	(930,708)
10-31-09	97,118	—	—	(214,707)	—	(117,589)	2,359,749	—	—	—	—	(4,388,375)	—	(2,028,626)
Class C
10-31-10	2,121,677	—	3,072	(613,310)	—	1,511,439	58,258,559	94,969	—	81,317	—	(16,836,867)	—	41,597,978
10-31-09	964,841	—	—	(331,636)	—	633,205	20,983,932	—	—	—	—	(6,137,973)	—	14,845,959

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Global Value Choice (continued)
Class I
10-31-10	4,714,094	—	3,454	(376,334)	—	4,341,214	139,901,518	52,839	—	97,710	—	(10,950,977)	—	129,101,090
10-31-09	216,033	—	—	(165,913)	—	50,120	4,623,100	—	—	—	—	(3,400,709)	—	1,222,391
Class Q(2)
10-31-10	94,329	—	141	(90,249)	(89,157)	(84,936)	164,212	—	—	4,706	—	(35,023)	(2,937,993)	(2,804,098)
10-31-09	137,594	—	—	(120,545)	—	17,049	3,299,839	—	—	—	—	(3,102,099)	—	197,740
Class W
10-31-10	968,515	—	544	(144,162)	104,290	929,187	28,782,179	12,728	—	15,268	—	(4,229,081)	2,937,993	27,519,087
06-01-09(1)-10-31-09	10,629	—	—	(1,190)	—	9,439	292,141	—	—	—	—	(32,898)	—	259,243
Asia-Pacific Real Estate
Class A
10-31-10	457,395	—	6,640	(113,419)	—	350,616	2,456,342	—	—	36,602	—	(632,641)	—	1,860,303
10-31-09	70,910	—	1,315	(159,906)	—	(87,681)	396,983	—	—	6,056	—	(668,134)	—	(265,095)
Class B
10-31-10	795	—	484	(6)	—	1,273	4,860	—	—	2,605	—	(35)	—	7,430
10-31-09	647	—	77	(9)	—	715	3,076	—	—	348	—	(54)	—	3,370
Class C
10-31-10	75,665	—	2,186	(200,328)	—	(122,477)	397,260	—	—	11,770	—	(1,080,404)	—	(671,374)
10-31-09	114,637	—	237	(736,123)	—	(621,249)	593,919	—	—	1,091	—	(3,103,015)	—	(2,508,005)
Class I
10-31-10	1,019	—	—	(697)	—	322	5,655	—	—	—	—	(3,509)	—	2,146
10-31-09	—	—	—	(1)	—	(1)	—	—	—	—	—	(6)	—	(6)
Emerging Countries
Class A
10-31-10	391,234	—	—	(677,274)	—	(286,040)	10,144,971	—	—	—	—	(17,371,829)	—	(7,226,858)
10-31-09	511,157	—	94,935	(1,077,430)	—	(471,338)	10,120,722	787,440	—	1,498,911	—	(18,239,250)	—	(5,832,177)
Class B
10-31-10	9,310	—	—	(84,210)	—	(74,900)	241,118	—	—	—	—	(2,117,568)	—	(1,876,450)
10-31-09	28,193	—	2,330	(92,590)	—	(62,067)	568,063	52,639	—	36,664	—	(1,546,719)	—	(889,353)
Class C
10-31-10	73,192	—	—	(244,887)	—	(171,695)	1,764,576	—	—	—	—	(5,865,221)	—	(4,100,645)
10-31-09	118,019	—	10,848	(346,829)	—	(217,962)	2,032,627	189,173	—	160,382	—	(5,702,039)	—	(3,319,857)
Class I
10-31-10	2,259,040	—	—	(1,076,917)	—	1,182,123	60,266,679	—	—	—	—	(27,249,282)	—	33,017,397
10-31-09	717,479	—	46,082	(607,296)	—	156,265	12,379,748	295,440	—	725,836	—	(10,528,832)	—	2,872,192
Class Q(3)
10-31-10	32,646	—	—	(91,200)	(256,659)	(315,213)	859,069	—	—	—	—	(2,418,652)	(6,866,484)	(8,426,067)
10-31-09	239,986	—	8,656	(240,918)	—	7,724	4,724,590	75,204	—	141,928	—	(4,437,488)	—	504,234
Class W
10-31-10	39,306	—	—	(86,880)	254,590	207,016	1,086,722	—	—	—	—	(2,344,010)	6,866,484	5,609,196
10-31-09	3,260	—	56	(1,682)	—	1,634	68,462	384	—	928	—	(29,160)	—	40,614
European Real Estate
Class A
10-31-10	86,491	—	11,807	(438,051)	—	(339,753)	584,972	—	—	76,992	—	(2,896,476)	—	(2,234,512)
10-31-09	380,060	—	5,024	(42,539)	—	342,545	2,499,959	—	—	24,404	—	(231,184)	—	2,293,179
Class B
10-31-10	12,614	—	1,297	(1,455)	—	12,456	91,036	—	—	8,395	—	(9,730)	—	89,701
10-31-09	2,865	—	123	(548)	—	2,440	13,462	—	—	586	—	(2,806)	—	11,242
Class C
10-31-10	15,418	—	751	(13,382)	—	2,787	103,288	—	—	4,887	—	(78,164)	—	30,011
10-31-09	1,342	—	420	(1,047)	—	715	8,521	—	—	2,002	—	(6,484)	—	4,039
Class I
10-31-10	9,962	—	—	(3,878)	—	6,084	65,754	—	—	—	—	(23,299)	—	42,455
10-31-09	—	—	—	(1)	—	(1)	—	—	—	—	—	(6)	—	(6)

(1)	Commencement of operations.

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

(3)	Effective March 8, 2010, Class Q shareholders of Emerging Countries and International Capital Appreciation were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Global Opportunities
Class A
10-31-10	614,053	—	—	(3,972,450)	—	(3,358,397)	8,153,063	—	—	—	—	(52,591,257)	—	(44,438,194)
10-31-09	1,371,631	—	284,304	(7,301,637)	—	(5,645,702)	15,185,123	—	—	3,268,720	—	(78,630,589)	—	(60,176,746)
Class B
10-31-10	1,570	—	—	(464,057)	—	(462,487)	21,114	—	—	—	—	(5,819,434)	—	(5,798,320)
10-31-09	55,680	—	30,318	(630,033)	—	(544,035)	594,826	—	—	337,982	—	(6,541,059)	—	(5,608,251)
Class C
10-31-10	327,260	—	—	(2,866,616)	—	(2,539,356)	4,200,079	—	—	—	—	(36,057,889)	—	(31,857,810)
10-31-09	627,944	—	167,024	(3,714,605)	—	(2,919,637)	6,702,848	—	—	1,862,026	—	(39,092,373)	—	(30,527,499)
Class I
10-31-10	698,191	—	—	(5,029,565)	—	(4,331,374)	9,920,604	—	—	—	—	(65,889,490)	—	(55,968,886)
10-31-09	2,039,880	—	280,181	(3,037,898)	—	(717,837)	22,812,939	—	—	3,268,812	—	(32,771,577)	—	(6,689,826)
Class Q(2)
10-31-10	—	—	—	—	(1,775)	(1,775)	—	—	—	—	—	—	(24,700)	(24,700)
10-31-09	—	—	57	(3,945)	—	(3,888)	—	—	—	675	—	(41,702)	—	(41,027)
Class W
10-31-10	82,610	—	—	(28,018)	1,677	56,269	1,209,837	—	—	—	—	(389,991)	24,700	844,546
10-31-09	31,220	—	1,029	(15,049)	—	17,200	373,143	—	—	12,878	—	(181,480)	—	204,541
Greater China
Class A
10-31-10	562,404	—	30,852	(1,068,369)	—	(475,113)	8,263,372	—	—	455,094	—	(15,405,908)	—	(6,687,442)
10-31-09	1,620,136	—	123,707	(1,659,729)	—	84,114	19,265,434	—	—	1,239,574	—	(18,938,896)	—	1,566,112
Class B
10-31-10	11,223	—	1,446	(71,364)	—	(58,695)	163,319	—	—	21,202	—	(1,011,153)	—	(826,632)
10-31-09	80,471	—	11,348	(71,120)	—	20,699	942,985	—	—	113,136	—	(788,399)	—	267,722
Class C
10-31-10	125,268	—	4,167	(209,770)	—	(80,335)	1,852,886	—	—	61,091	—	(3,035,530)	—	(1,121,553)
10-31-09	303,440	—	14,271	(177,326)	—	140,385	3,924,773	—	—	142,714	—	(2,096,269)	—	1,971,218
Class I
10-31-10	139,550	—	938	(54,154)	—	86,334	2,090,745	—	—	13,788	—	(795,411)	—	1,309,122
10-31-09	74,850	—	480	(31,315)	—	44,015	1,012,075	—	—	4,797	—	(448,599)	—	568,273
Class O
10-31-10	221,453	—	—	(152,009)	—	69,444	3,243,169	—	—	—	—	(2,199,401)	—	1,043,768
10-31-09	270,635	—	—	(83,831)	—	186,804	3,346,554	—	—	—	—	(1,090,406)	—	2,256,148
Index Plus International Equity
Class A
10-31-10	126,350	—	19,995	(204,662)	—	(58,317)	1,002,690	1,182	—	158,654	—	(1,604,935)	—	(442,409)
10-31-09	101,065	—	50,580	(508,408)	—	(356,763)	656,750	42,188	—	316,123	—	(3,249,309)	—	(2,234,248)
Class B
10-31-10	1,442	—	1,260	(66,899)	—	(64,197)	11,844	127	—	10,068	—	(524,252)	—	(502,213)
10-31-09	13,926	—	3,810	(110,968)	—	(93,232)	86,071	5,630	—	23,930	—	(680,898)	—	(565,267)
Class C
10-31-10	16,860	—	1,572	(59,997)	—	(41,565)	133,565	178	—	12,475	—	(461,012)	—	(314,794)
10-31-09	26,669	—	3,268	(52,196)	—	(22,259)	162,592	6,257	—	20,424	—	(310,039)	—	(120,766)
Class I
10-31-10	6,522,224	—	129,035	(3,480,056)	—	3,171,203	46,778,930	6,746	—	1,023,724	—	(27,889,386)	—	19,920,014
10-31-09	1,779,458	—	437,590	(4,214,852)	—	(1,997,804)	11,549,179	239,494	—	2,730,559	—	(26,438,519)	—	(11,919,287)
Class O
10-31-10	396,697	—	6,275	(975,579)	—	(572,607)	3,094,755	6,130	—	49,354	—	(7,629,960)	—	(4,479,721)
10-31-09	636,241	—	33,354	(1,142,220)	—	(472,625)	3,958,056	204,241	—	206,799	—	(7,174,283)	—	(2,805,187)
International Capital Appreciation
Class A
10-31-10	254,793	—	—	(676,394)	—	(421,601)	2,406,542	4,565	—	—	—	(6,403,411)	—	(3,992,304)
10-31-09	102,826	2,847,730	1,714	(335,120)	—	2,617,150	880,999	—	24,468,063	12,234	—	(2,601,438)	—	22,759,858

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
International Capital Appreciation (continued)
Class B
10-31-10	12,264	—	—	(248,489)	—	(236,225)	120,843	720	—	—	—	(2,291,677)	—	(2,170,114)
10-31-09	48,165	463,335	252	(55,669)	—	456,083	395,179	—	3,950,116	2,182	—	(424,084)	—	3,923,393
Class C
10-31-10	30,886	—	—	(148,512)	—	(117,626)	293,890	1,413	—	—	—	(1,390,616)	—	(1,095,313)
10-31-09	29,940	836,791	81	(49,346)	—	817,466	253,183	—	7,160,428	703	—	(405,801)	—	7,008,513
Class I
10-31-10	2,169,135	—	—	(2,964,930)	—	(795,795)	20,494,871	8,679	—	—	—	(28,544,870)	—	(8,041,320)
10-31-09	1,850,459	847,064	215,139	(3,481,989)	—	(569,327)	11,581,208	—	7,244,473	1,505,866	—	(23,752,279)	—	(3,420,732)
Class Q(3)
10-31-10	37,938		—	(104,931)	(1,225,201)	(1,292,194)	364,883	—	—	—	—	(1,009,772)	(11,746,943)	(12,391,832)
10-31-09	20,196	1,352,395	—	(80,397)	—	1,292,194	184,872	—	11,617,182	—	—	(729,208)	—	11,072,846
Class W
10-31-10	155,240		—	(312,970)	1,225,201	1,067,471	1,481,249	2,087	—	—	—	(2,977,745)	11,746,943	10,252,534
08-07-09(1)-10-31-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
International Real Estate
Class A
10-31-10	17,430,471	—	1,077,729	(5,113,917)	—	13,394,283	143,696,684	—	—	8,750,749	—	(40,981,653)	—	111,465,780
10-31-09	10,856,139	—	187,058	(10,216,094)	—	827,103	80,995,390	—	—	1,251,514	—	(68,335,161)	—	13,911,743
Class B
10-31-10	6,840	—	24,106	(147,551)	—	(116,605)	56,443	—	—	195,645	—	(1,177,651)	—	(925,563)
10-31-09	32,511	—	6,668	(161,717)	—	(122,538)	221,994	—	—	44,407	—	(1,010,676)	—	(744,275)
Class C
10-31-10	522,991	—	141,243	(897,985)	—	(233,751)	4,272,321	—	—	1,145,053	—	(7,065,323)	—	(1,647,949)
10-31-09	463,520	—	37,943	(2,688,671)	—	(2,187,208)	3,385,481	—	—	252,590	—	(16,625,935)	—	(12,987,864)
Class I
10-31-10	11,079,060	—	793,073	(16,225,470)	—	(4,353,337)	88,767,647	—	—	6,460,402	—	(129,642,398)	—	(34,414,349)
10-31-09	24,743,016	—	397,990	(21,468,261)	—	3,672,745	157,988,044	—	—	2,682,070	—	(146,561,555)	—	14,108,559
Class W
10-31-10	485,261	—	11,307	(157,469)	—	339,099	3,996,867	—	—	92,174	—	(1,255,296)	—	2,833,745
10-31-09	222,598	—	1,804	(22,663)	—	201,739	1,729,123	—	—	12,716	—	(171,266)	—	1,570,573
International SmallCap Multi-Manager
Class A
10-31-10	818,452	—	46,987	(2,671,591)	—	(1,806,152)	27,484,915	418,709	—	1,540,998	—	(89,612,983)	—	(60,168,361)
10-31-09	1,348,432	—	150,477	(2,921,857)	—	(1,422,948)	33,018,290	1,161,532	—	3,373,881	—	(69,598,429)	—	(32,044,726)
Class B
10-31-10	2,789	—	673	(127,761)	—	(124,299)	98,399	16,420	—	23,427	—	(4,445,789)	—	(4,307,543)
10-31-09	11,148	—	2,719	(266,483)	—	(252,616)	291,306	68,188	—	64,369	—	(6,411,677)	—	(5,987,814)
Class C
10-31-10	33,453	—	6,523	(238,730)	—	(198,754)	1,058,863	74,919	—	201,523	—	(7,456,868)	—	(6,121,563)
10-31-09	63,914	—	20,386	(405,458)	—	(321,158)	1,447,283	212,607	—	429,751	—	(8,998,765)	—	(6,909,124)
Class I
10-31-10	2,065,296	—	45,547	(1,742,521)	—	368,322	69,833,855	426,266	—	1,490,905	—	(57,692,823)	—	14,058,203
10-31-09	2,715,701	—	105,575	(3,681,362)	—	(860,086)	69,313,964	923,408	—	2,362,922	—	(88,778,751)	—	(16,178,457)
Class Q(2)
10-31-10	11,395	—	7,743	(7,889)	(910,998)	(899,749)	402,874	—	—	276,272	—	(280,396)	(31,864,997)	(31,466,247)
10-31-09	181,108	—	42,371	(1,079,348)	—	(855,869)	4,856,128	221,207	—	1,035,594	—	(25,746,978)	—	(19,634,049)
Class O
10-31-10	24,913	—	—	(11,765)	—	13,148	826,270	2,233	—	—	—	(390,320)	—	438,183
10-31-09	24,136	—	—	(8,794)	—	15,342	607,858	1,900	—	—	—	(242,535)	—	367,223
Class W
10-31-10	238,386	—	7,339	(462,917)	841,925	624,733	9,294,968	95,983	—	285,158	—	(18,237,990)	31,864,997	23,303,116
10-31-09	126,076	—	13,008	(200,286)	—	(61,202)	3,561,630	73,078	—	343,560	—	(5,206,493)	—	(1,228,225)

(1)	Commencement of operations.

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

(3)	Effective March 8, 2010, Class Q shareholders of Emerging Countries and International Capital Appreciation were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
International Value
Class A
10-31-10	7,026,226	—	710,866	(25,323,864)	—	(17,586,772)	78,387,641	1,067,929	—	8,359,125	—	(284,580,757)	—	(196,766,062)
10-31-09	16,601,423	—	13,240,763	(49,286,953)	—	(19,444,767)	155,743,430	417,878	—	125,310,400	—	(456,666,236)	—	(175,194,528)
Class B
10-31-10	21,536	—	9,206	(3,151,447)	—	(3,120,705)	252,668	36,943	—	106,986	—	(34,636,502)	—	(34,239,905)
10-31-09	136,224	—	1,111,861	(5,749,201)	—	(4,501,116)	1,262,493	28,612	—	10,444,144	—	(53,332,951)	—	(41,597,702)
Class C
10-31-10	181,612	—	173,077	(7,377,003)	—	(7,022,314)	2,030,780	413,632	—	1,980,048	—	(80,336,446)	—	(75,911,986)
10-31-09	1,782,967	—	4,284,938	(10,863,629)	—	(4,795,724)	16,368,193	154,097	—	39,564,402	—	(98,584,395)	—	(42,497,703)
Class I
10-31-10	8,233,085	—	725,981	(24,554,669)	—	(15,595,603)	92,823,046	990,243	—	8,507,693	—	(272,895,909)	—	(170,574,927)
10-31-09	21,932,485	—	8,057,767	(42,131,776)	—	(12,141,524)	208,458,026	345,180	—	75,935,416	—	(403,753,973)	—	(119,015,351)
Class Q(2)
10-31-10	31,392	—	24,859	(5,338)	(2,194,061)	(2,143,148)	360,000	—	—	293,336	—	(63,436)	(25,186,398)	(24,596,498)
10-31-09	1,206,557	—	178,994	(373,051)	—	1,012,500	11,058,551	9,674	—	1,690,451	—	(3,285,427)	—	9,473,249
Class W
10-31-10	254,958	—	4,697	(374,961)	2,198,715	2,083,409	2,705,165	36,222	—	53,646	—	(4,246,495)	25,186,398	23,734,936
07-20-09(1)-10-31-09	288	—	—	—	—	288	3,000	—	—	—	—	—	—	3,000
International Value Choice
Class A
10-31-10	1,310,027	—	11,876	(864,727)	—	457,176	13,301,696	—	—	118,571	—	(8,753,759)	—	4,666,508
10-31-09	844,928	—	9,558	(424,179)	—	430,307	7,718,059	—	—	78,920	—	(3,560,528)	—	4,236,451
Class B
10-31-10	31,091	—	142	(110,862)	—	(79,629)	311,747	—	—	1,400	—	(1,113,782)	—	(800,635)
10-31-09	37,433	—	40	(83,839)	—	(46,366)	312,771	—	—	332	—	(679,570)	—	(366,467)
Class C
10-31-10	153,510	—	281	(100,652)	—	53,139	1,531,145	—	—	2,772	—	(1,009,276)	—	524,641
10-31-09	240,962	—	67	(117,188)	—	123,841	2,061,616	—	—	557	—	(940,153)	—	1,122,020
Class I
10-31-10	730,868	—	22,826	(1,997,018)	—	(1,243,324)	7,510,456	—	—	227,476	—	(20,171,373)	—	(12,433,441)
10-31-09	496,035	—	64,604	(2,471,198)	—	(1,910,559)	4,189,609	—	—	532,021	—	(19,412,031)	—	(14,690,401)
Class W
10-31-10	3,055	—	—	(327)	—	2,728	30,970	—	—	—	—	(3,196)	—	27,774
06-01-09(1)-10-31-09	327	—	—	—	—	327	3,000	—	—	—	—	—	—	3,000
Russia
Class A
10-31-10	1,844,234	—	—	(3,034,687)	—	(1,190,453)	62,096,502	—	—	—	369,837	(99,820,501)	—	(37,354,162)
10-31-09	3,136,367	—	3,839,001	(4,536,852)	—	2,438,516	64,169,973	—	—	71,291,248	262,776	(78,843,963)	—	56,880,034
Class I
10-31-10	287,155	—	—	(64,795)	—	222,360	9,612,750	—	—	—	4,943	(2,164,098)	—	7,453,595
09-30-09(1)-10-31-09	106	—	—	—	—	106	3,000	—	—	—	—	—	—	3,000
Global Bond
Class A
10-31-10	13,465,862	—	605,364	(6,875,428)	—	7,195,798	161,645,282	—	—	7,244,781	—	(81,981,963)	—	86,908,100
10-31-09	6,373,003	—	163,753	(5,903,951)	—	632,805	74,265,421	—	—	1,865,656	—	(65,323,554)	—	10,807,523
Class B
10-31-10	118,350	—	16,671	(219,538)	—	(84,517)	1,409,240	—	—	198,357	—	(2,595,047)	—	(987,450)
10-31-09	174,593	—	9,908	(164,067)	—	20,434	1,952,301	—	—	111,648	—	(1,817,097)	—	246,852
Class C
10-31-10	4,660,773	—	175,740	(1,206,636)	—	3,629,877	55,719,364	—	—	2,096,768	—	(14,299,244)	—	43,516,888
10-31-09	2,199,636	—	72,957	(1,364,310)	—	908,283	25,493,127	—	—	823,517	—	(15,196,556)	—	11,120,088

(1)	Commencement of operations.

(2)	Effective November 20, 2009, Class Q shareholders of Global Value Choice, Global Opportunities, International SmallCap Multi-Manager and International Value were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 17)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)	($)
Global Bond (continued)
Class I
10-31-10	12,403,809	—	863,246	(6,327,409)	—	6,939,646	147,582,012	—	—	10,302,051	—	(74,903,934)	—	82,980,129
10-31-09	11,315,341	—	185,482	(402,479)	—	11,098,344	123,295,021	—	—	2,192,977	—	(4,570,432)	—	120,917,566
Class O
10-31-10	230,740	—	26	(194,721)	—	36,045	2,729,158	—	—	304	—	(2,281,700)	—	447,762
10-31-09	307,733	—	7	(70,439)	—	237,301	3,487,641	—	—	79	—	(797,912)	—	2,689,808
Class W
10-31-10	1,197,217	—	25,142	(182,411)	—	1,039,948	14,196,899	—	—	295,702	—	(2,144,700)	—	12,347,901
06-01-09(1)-10-31-09	130,083	—	372	(3,321)	—	127,134	1,559,868	—	—	4,415	—	(39,978)	—	1,524,305
Diversified International
Class A
10-31-10	1,461,752	—	100,614	(6,298,412)	—	(4,736,046)	12,661,601	—	—	873,328	—	(54,252,662)	—	(40,717,733)
10-31-09	2,533,302	—	1,998,138	(11,750,100)	—	(7,218,660)	17,593,370	—	—	13,047,285	—	(78,261,758)	—	(47,621,103)
Class B
10-31-10	23,616	—	2,543	(656,163)	—	(630,004)	203,485	—	—	22,049	—	(5,597,453)	—	(5,371,919)
10-31-09	174,017	—	252,791	(797,854)	—	(371,046)	1,189,186	—	—	1,650,743	—	(5,252,991)	—	(2,413,062)
Class C
10-31-10	407,538	—	5,029	(2,790,681)	—	(2,378,114)	3,485,817	—	—	43,547	—	(23,814,316)	—	(20,284,952)
10-31-09	1,304,646	—	901,364	(4,385,138)	—	(2,179,128)	8,889,191	—	—	5,877,016	—	(29,433,360)	—	(14,667,153)
Class I
10-31-10	1,277,026	—	3,793	(684,094)	—	596,725	11,308,009	—	—	32,808	—	(5,797,291)	—	5,543,526
10-31-09	773,346	—	90,151	(477,064)	—	386,433	5,193,236	—	—	585,985	—	(3,165,096)	—	2,614,125
Class R
10-31-10	—	—	143	(5,607)	—	(5,464)	—	—	—	1,233	—	(44,650)	—	(43,417)
10-31-09	30	—	3,254	(4,324)	—	(1,040)	170	—	—	21,053	—	(25,429)	—	(4,206)
Class O
10-31-10	192,733	—	—	(107,174)	—	85,559	1,656,643	—	—	—	—	(908,188)	—	748,455
10-31-09	276,907	—	—	(64,041)	—	212,866	1,938,487	—	—	—	—	(466,642)	—	1,471,845
Class W
10-31-10	117,957	—	2,777	(166,936)	—	(46,202)	1,027,684	—	—	23,940	—	(1,384,104)	—	(332,480)
10-31-09	178,713	—	16,022	(92,628)	—	102,107	1,283,459	—	—	103,822	—	(615,141)	—	772,140

(1)	Commencement of operations.

NOTE 13 — REORGANIZATION

On August 8, 2009, International Capital Appreciation, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING International Growth Opportunities Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 12 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000’s)	Total Net Assets of Acquiring Fund (000’s)	Acquired Capital Loss Carryforwards (000’s)	Acquired Fund Unrealized Appreciation (000’s)	Conversion Ratio
International	ING International Growth
Capital	Opportunities Fund
Appreciation		$54,440	$54,174	$45,649	$894	0.8897

The net assets of International Capital Appreciation after the acquisition was $108,614,246.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 14 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds (Certain Funds). Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Non-Diversified (Global Natural Resources, Global Real Estate, Asia-Pacific Real Estate, European Real Estate, International Real Estate, Russia and Global Bond). Certain of the Funds and Underlying Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Fund’s or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 15 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of October 31, 2010 and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 15 — SECURITIES LENDING (continued)

support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Overnight Government Fund and in BICR — Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2010, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Global Equity Dividend	$11,270,811	$11,621,167
Global Real Estate	17,891,954	19,765,427
Global Value Choice	8,826,581	9,206,254
Emerging Countries	2,151,588	2,305,798
Global Opportunities	5,104,997	5,329,890
International Capital Appreciation	3,597,864	3,729,793
International SmallCap Multi-Manager	1,318,563	1,401,458
International Value	3,916,586	4,124,710
Russia	24,331,127	25,570,334

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Summary Portfolios of Investments.

NOTE 16 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/(Losses)
Global Equity Dividend	$(70,544)	$(205,856)	$276,400
Global Natural Resources	(69,803)	76,218	(6,415)
Global Real Estate(1)(2)	(135,349)	70,285,530	(70,150,181)
Global Value Choice(3)	(57,522,145)	7,054,308	50,467,837
Asia-Pacific Real Estate	—	423,003	(423,003)
Emerging Countries	(945,751)	279,961	665,790
European Real Estate	—	227,168	(227,168)
Global Opportunities	(122,684)	1,286,591	(1,163,907)
Greater China	—	377,366	(377,366)
Index Plus International Equity	(3,107)	(8,690)	11,797
International Capital Appreciation	(1,479)	(54,078)	55,557
International Real Estate(4)	—	20,618,740	(20,618,740)
International SmallCap Multi-Manager	(87,527)	230,596	(143,069)
International Value	(215,319)	(1,198,090)	1,413,409

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/(Losses)
International Value Choice	$—	$(32,361)	$32,361
Russia	(3,986,850)	3,970,449	16,401
Global Bond	—	2,419,280	(2,419,280)

(1)	As of the Fund’s tax year ended December 31, 2009.

(2)	$70,509,538 relates to the tax treatment of passive foreign investment companies.

(3)	$57,489,189 relates to the expiration of capital loss carryforwards.

(4)	$25,477,239 relates to the tax treatment of passive foreign investment companies.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2010		Year Ended October 31, 2009
	Ordinary Income	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Global Equity Dividend	$3,235,341	$—	$3,022,341	$—	$229,828
Global Natural Resources	302,907	—	254,842	5,303,255	—
Global Real Estate(1)	102,494,757	—	—	1,460,326	35,042,128
Global Value Choice	1,050,663	—	—	—	—
Asia-Pacific Real Estate	460,408	—	77,255	—	—
Emerging Countries	—	—	2,865,899	—	—
European Real Estate	409,340	—	184,852	—	—
Global Opportunities	—	—	11,395,047	—	—
Greater China	676,212	—	96,917	1,915,018	—
Index Plus International Equity	2,113,264	—	4,688,144	—	—
International Capital Appreciation	—	—	1,501,867	—	36,098
International Real Estate	41,280,971	—	11,137,666	—	—
International SmallCap Multi-Manager	5,964,767	—	11,110,977	—	—
International Value	26,116,194	—	96,517,633	257,239,139	—
International Value Choice	364,324	—	620,515	—	—
Russia	—	—	—	82,435,965	—
Global Bond	24,041,636	—	6,116,254	—	—
Diversified International	927,344	293,887	27,653,940	—	—

(1)	Composition of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2009 and December 31, 2008.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Global Equity Dividend	$—	$3,854,875	$—	$—	$(17,831,335)	2016
					(71,676,150)	2017
					$(89,507,485)
Global Natural Resources	—	11,642,855	—	—	(19,477,132)	2017
Global Real Estate(1)	—	28,444,650	(6,975,138)	(57,546)	(164,232,218)	2016
					(414,424,595)	2017
					$(578,656,813)
Global Value Choice	8,009,193	49,250,763	—	—	(6,183,953)	2011
					(7,949,386)	2017
					$(14,133,339)
Asia-Pacific Real Estate	370,556	103,232	—	—	(1,331,831)	2016
					(3,359,449)	2017
					(203,130)	2018
					$(4,894,410)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Emerging Countries	$—	$36,965,247	$—	$—	$(36,831,166)	2016
					(41,200,730)	2017
					$(78,031,896)
European Real Estate	156,327	159,763	—	—	(872,339)	2016
					(848,533)	2017
					(432,135)	2018
					$(2,153,007)
Global Opportunities	2,205,502	19,134,222	—	—	(46,932,911)	2016
					(80,200,325)	2017
					$(127,133,236)
Greater China	456,008	7,976,988	—	—	(2,095,990)	2017
Index Plus International Equity	1,932,073	12,290,637	—	—	(34,254,142)	2016
					(46,742,747)	2017
					$(80,996,889)
International Capital Appreciation	553,444	10,435,936	—	—	(242,281)	2015
					(46,983,912)	2016
					(14,842,759)	2017
					$(62,068,952)*
International Real Estate	21,471,797	31,199,888	—	—	(26,312)	2014
					(2,556,095)	2015
					(67,952,089)	2016
					(159,911,905)	2017
					(43,046,092)	2018
					$(273,492,493)
International SmallCap Multi-Manager	2,607,725	63,232,091	—	—	(121,772,726)	2016
					(202,973,948)	2017
					$(324,746,674)
International Value	23,183,084	(26,157,794)	—	—	(810,539,013)	2017
					(70,133,094)	2018
					$(880,672,107)
International Value Choice	387,496	1,923,441	—	—	(14,545,893)	2017
Russia	—	92,994,862	—	—	(70,982,152)	2017
					(21,810,157)	2018
					$(92,792,309)
Global Bond	10,615,176	25,053,569	—	—	—
Diversified International	—	1,941,887	—	—	(28,060,058)	2016
					(93,445,922)	2017
					(33,117,873)	2018
					$(154,623,853)

(1)	As of the Fund’s tax year ended December 31, 2009.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of October 31, 2010, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Funds to indemnify and hold harmless the Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. On December 17, 2008, ING settled its indemnification commitments by making payments to the affected Funds. In connection with the settlement, ING paid:

Emerging Countries	$1,400,280
Index Plus International Equity	$ 497,810
International SmallCap Multi-Manager	$2,661,920
International Value	$ 955,441

On August 28, 2006, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Prudential Equity Group, LLC, formerly known as Prudential Securities, Inc. (“PSI” or “Respondent”). As part of the settlement, the Respondent has established the PSI Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fund is comprised of disgorgement in the amount of $270 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $270 million plus interest earned by the Fund.

On February 4, 2010, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Global Value Choice	$ 389,524
International Capital Appreciation	$ 17,464
Index Plus International Equity	$ 14,363
International SmallCap Multi-Manager	$1,034,530
International Value	$2,544,969

NOTE 18 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2010, the following Funds paid dividends and distributions of:

	Net Investment Income	Short-Term Capital Gains	Payable Date	Record Date
Global Natural Resources
Class A	$0.0042	$—	December 17, 2010	December 15, 2010
Class I	$0.0112	$—	December 17, 2010	December 15, 2010
Class W	$0.0076	$—	December 17, 2010	December 15, 2010

Global Value Choice
Class A	$0.4695	$—	December 17, 2010	December 15, 2010
Class B	$0.2018	$—	December 17, 2010	December 15, 2010
Class C	$0.3513	$—	December 17, 2010	December 15, 2010
Class I	$0.5511	$—	December 17, 2010	December 15, 2010
Class W	$0.5370	$—	December 17, 2010	December 15, 2010

Global Opportunities
Class A	$0.3235	$—	December 17, 2010	December 15, 2010
Class B	$0.1900	$—	December 17, 2010	December 15, 2010
Class C	$0.1924	$—	December 17, 2010	December 15, 2010
Class I	$0.3930	$—	December 17, 2010	December 15, 2010
Class W	$0.3037	$—	December 17, 2010	December 15, 2010

Greater China
Class A	$0.1783	$—	December 17, 2010	December 15, 2010
Class B	$0.0742	$—	December 17, 2010	December 15, 2010
Class C	$0.0809	$—	December 17, 2010	December 15, 2010
Class I	$0.2346	$—	December 17, 2010	December 15, 2010
Class O	$0.1898	$—	December 17, 2010	December 15, 2010

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 18 — SUBSEQUENT EVENTS (continued)

	Net Investment Income	Short-Term Capital Gains	Payable Date	Record Date

Index Plus International Equity
Class A	$0.1124	$ —	December 17, 2010	December 15, 2010
Class B	$0.0316	$ —	December 17, 2010	December 15, 2010
Class C	$0.0424	$ —	December 17, 2010	December 15, 2010
Class I	$0.1421	$ —	December 17, 2010	December 15, 2010
Class O	$0.1119	$ —	December 17, 2010	December 15, 2010

International Capital Appreciation
Class A	$0.0283	$ —	December 17, 2010	December 15, 2010
Class B	$ —	$ —	December 17, 2010	December 15, 2010
Class C	$ —	$ —	December 17, 2010	December 15, 2010
Class I	$0.0758	$ —	December 17, 2010	December 15, 2010
Class W	$0.0593	$ —	December 17, 2010	December 15, 2010

International SmallCap Multi-Manager
Class A	$0.1407	$ —	December 17, 2010	December 15, 2010
Class B	$ —	$ —	December 17, 2010	December 15, 2010
Class C	$ —	$ —	December 17, 2010	December 15, 2010
Class I	$0.3147	$ —	December 17, 2010	December 15, 2010
Class O	$0.2032	$ —	December 17, 2010	December 15, 2010
Class W	$0.2504	$ —	December 17, 2010	December 15, 2010

International Value
Class A	$0.2264	$ —	December 17, 2010	December 15, 2010
Class B	$ —	$ —	December 17, 2010	December 15, 2010
Class C	$0.1590	$ —	December 17, 2010	December 15, 2010
Class I	$0.2632	$ —	December 17, 2010	December 15, 2010
Class W	$0.2618	$ —	December 17, 2010	December 15, 2010

International Value Choice
Class A	$0.0898	$ —	December 17, 2010	December 15, 2010
Class B	$ —	$ —	December 17, 2010	December 15, 2010
Class C	$0.0266	$ —	December 17, 2010	December 15, 2010
Class I	$0.1169	$ —	December 17, 2010	December 15, 2010
Class W	$0.1130	$ —	December 17, 2010	December 15, 2010

Global Bond
Class A	$0.0455	$ —	November 2, 2010	October 29, 2010
Class B	$0.0380	$ —	November 2, 2010	October 29, 2010
Class C	$0.0382	$ —	November 2, 2010	October 29, 2010
Class I	$0.0493	$ —	November 2, 2010	October 29, 2010
Class O	$0.0456	$ —	November 2, 2010	October 29, 2010
Class W	$0.0482	$ —	November 2, 2010	October 29, 2010
Class A	$0.0644	$ —	December 2, 2010	November 30, 2010
Class B	$0.0558	$ —	December 2, 2010	November 30, 2010
Class C	$0.0567	$ —	December 2, 2010	November 30, 2010
Class I	$0.0677	$ —	December 2, 2010	November 30, 2010
Class O	$0.0640	$ —	December 2, 2010	November 30, 2010
Class W	$0.0670	$ —	December 2, 2010	November 30, 2010
Class A	$ —	$0.1053	December 17, 2010	December 15, 2010
Class B	$ —	$0.1053	December 17, 2010	December 15, 2010
Class C	$ —	$0.1053	December 17, 2010	December 15, 2010
Class I	$ —	$0.1053	December 17, 2010	December 15, 2010
Class O	$ —	$0.1053	December 17, 2010	December 15, 2010
Class W	$ —	$0.1053	December 17, 2010	December 15, 2010

Effective November 1, 2010, ING Investments has agreed to waive 0.10% of the advisory fee for International Value Choice through March 1, 2012. Additionally, effective November 1, 2010, pursuant to a side agreement, ING Investments has lowered the expense limits for International Value Choice through March 1, 2012. The expense limits are 1.60%, 2.35%, 2.35%, 1.35% and 1.35% for Class A, B, C, I & W, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2010 (CONTINUED)

NOTE 18 — SUBSEQUENT EVENTS (continued)

On October 21, 2010, the Board of Trustees of ING Funds Trust approved a proposal to liquidate ING Institutional Prime Money Market Fund. It is expected that the liquidation will take place on or about December 20, 2010. As a result of this liquidation, the Funds will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING GLOBAL EQUITY DIVIDEND FUND

Shares		Value	Percent of Net Assets

COMMON STOCK: 94.2%
	Australia: 4.6%
69,368	Australia & New Zealand Banking Group Ltd.	$1,692,348	1.1
622,625	Telstra Corp. Ltd.	1,631,594	1.1
49,257	Wesfarmers Ltd.	1,602,655	1.1
	Other Securities	1,880,414	1.3
		6,807,011	4.6

	Barbados: 0.5%
	Other Securities	751,946	0.5

	Brazil: 0.8%
	Other Securities	1,165,487	0.8

	Canada: 1.7%
47,418	TransCanada Corp.	1,751,384	1.2
	Other Securities	749,910	0.5
		2,501,294	1.7

	China: 0.5%
	Other Securities	764,212	0.5

	Finland: 1.1%
144,503	Nokia OYJ	1,551,882	1.1

	France: 10.8%
22,312	BNP Paribas	1,632,032	1.1
56,968	Gaz de France Suez	2,276,280	1.6
28,261	Lafarge S.A.	1,616,126	1.1
31,863	Sanofi-Aventis	2,232,386	1.5
41,671	Total S.A.	2,268,328	1.5
32,000	Vinci S.A.	1,715,890	1.2
77,642	Vivendi	2,218,634	1.5
	Other Securities	1,868,409	1.3
		15,828,085	10.8

	Germany: 6.4%
13,215	Allianz AG	1,654,885	1.1
89,999	Deutsche Post AG	1,677,628	1.1
70,596	E.ON AG	2,209,687	1.5
10,809	Muenchener Rueckversicherungs AG	1,689,455	1.2
	Other Securities	2,181,192	1.5
		9,412,847	6.4

	Hong Kong: 1.1%
30,605	China Mobile Ltd. ADR	1,572,179	1.1

	Ireland: 0.5%
	Other Securities	738,394	0.5

	Italy: 2.5%
97,364	ENI S.p.A.	2,192,390	1.5
434,596	Intesa Sanpaolo S.p.A.	1,528,545	1.0
		3,720,935	2.5

	Japan: 10.3%
35,300	Canon, Inc.	1,624,975	1.1
349,700	Mitsubishi UFJ Financial Group, Inc.	1,622,959	1.1
1,131,000	Mizuho Financial Group, Inc.	1,640,311	1.1
8,600	Nintendo Co., Ltd.	2,220,664	1.5
933	NTT DoCoMo, Inc.	1,572,735	1.1
75,300	Shiseido Co., Ltd.	1,572,083	1.1
70,800	Sumitomo Mitsui Financial Group, Inc.	2,113,220	1.4
	Other Securities	2,801,328	1.9
		15,168,275	10.3

	Netherlands: 1.6%
72,052	Royal Dutch Shell PLC	2,337,172	1.6

	Singapore: 1.8%
671,000	Singapore Telecommunications Ltd.	1,607,719	1.1
	Other Securities	1,071,676	0.7
		2,679,395	1.8

	South Korea: 1.1%
25,872	KT&G Corp.	1,590,545	1.1

	Spain: 1.2%
	Other Securities	1,825,167	1.2

	Switzerland: 2.6%
35,818	Credit Suisse Group	1,482,815	1.0
11,134	Roche Holding AG — Genusschein	1,635,074	1.1
	Other Securities	774,729	0.5
		3,892,618	2.6

	Taiwan: 1.2%
159,556	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,740,756	1.2

	United Kingdom: 5.8%
79,655	GlaxoSmithKline PLC	1,555,474	1.0
151,169	HSBC Holdings PLC	1,573,321	1.1
186,354	Reed Elsevier PLC	1,598,802	1.1
89,533	Scottish & Southern Energy PLC	1,654,612	1.1
	Other Securities	2,202,482	1.5
		8,584,691	5.8

	United States: 38.1%
30,658	Abbott Laboratories	1,573,369	1.1
43,627	American Electric Power Co., Inc.	1,633,395	1.1
56,034	Arthur J. Gallagher & Co.	1,577,917	1.1
75,690	AT&T, Inc.	2,157,165	1.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL EQUITY DIVIDEND FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
45,569		Baxter International, Inc.	$2,319,462	1.6
27,428		Chevron Corp.	2,265,827	1.5
27,164		Coca-Cola Co.	1,665,696	1.1
41,981		Exelon Corp.	1,713,664	1.2
33,348		ExxonMobil Corp.	2,216,642	1.5
81,986		Intel Corp.	1,645,459	1.1
25,626	L	Johnson & Johnson	1,631,607	1.1
24,109		Kimberly-Clark Corp.	1,527,064	1.0
49,840		Kraft Foods, Inc.	1,608,337	1.1
21,203	L	McDonald’s Corp.	1,648,957	1.1
42,645		Merck & Co., Inc.	1,547,161	1.1
124,857		Pfizer, Inc.	2,172,512	1.5
103,106	L	Pitney Bowes, Inc.	2,262,146	1.5
29,977		Travelers Cos., Inc.	1,654,730	1.1
		Other Securities	23,336,494	15.8
			56,157,604	38.1

		Total Common Stock
		(Cost $129,514,275)	138,790,495	94.2

REAL ESTATE INVESTMENT TRUSTS: 1.1%
		Australia: 0.5%
		Other Securities	762,470	0.5

		United Kingdom: 0.6%
		Other Securities	798,221	0.6

		Total Real Estate Investment Trusts
		(Cost $1,741,832)	1,560,691	1.1

		Total Long-Term Investments
		(Cost $131,256,107)	140,351,186	95.3

SHORT-TERM INVESTMENTS: 7.9%
		Securities Lending Collateralcc: 7.9%
11,497,267		BNY Mellon Overnight Government Fund(1)	11,497,267	7.8
123,900	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	99,120	0.1

		Total Short-Term Investments
		(Cost $11,621,167)	11,596,387	7.9

		Total Investments in Securities
		(Cost $142,877,274)*	$151,947,573	103.2
		Other Assets and Liabilities — Net	(4,668,850)	(3.2)
		Net Assets	$147,278,723	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

ADR	American Depositary Receipt

R	Restricted security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L	Loaned security, a portion or all of the security is on loan at October 31, 2010.

*	Cost for federal income tax purposes is $148,095,641.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,569,976
Gross Unrealized Depreciation	(9,718,044)
Net Unrealized Appreciation	$3,851,932

Industry	Percentage of Net Assets
Consumer Discretionary	6.4%
Consumer Staples	12.4
Energy	10.2
Financials	19.0
Health Care	12.1
Industrials	7.6
Information Technology	8.0
Materials	3.6
Telecommunication Services	7.4
Utilities	8.6
Short-Term Investments	7.9
Other Assets and Liabilities — Net	(3.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL EQUITY DIVIDEND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$6,807,011	$—	$6,807,011
Barbados	751,946	—	—	751,946
Brazil	1,165,487	—	—	1,165,487
Canada	2,501,294	—	—	2,501,294
China	764,212	—	—	764,212
Finland	—	1,551,882	—	1,551,882
France	—	15,828,085	—	15,828,085
Germany	—	9,412,847	—	9,412,847
Hong Kong	1,572,179	—	—	1,572,179
Ireland	—	738,394	—	738,394
Italy	—	3,720,935	—	3,720,935
Japan	—	15,168,275	—	15,168,275
Netherlands	—	2,337,172	—	2,337,172
Singapore	—	2,679,395	—	2,679,395
South Korea	—	1,590,545	—	1,590,545
Spain	—	1,825,167	—	1,825,167
Switzerland	—	3,892,618	—	3,892,618
Taiwan	1,740,756	—	—	1,740,756
United Kingdom	—	8,584,691	—	8,584,691
United States	56,157,604	—	—	56,157,604
Total Common Stock	64,653,478	74,137,017	—	138,790,495
Real Estate Investment Trusts	—	1,560,691	—	1,560,691
Short-Term Investments	11,497,267	—	99,120	11,596,387
Total Investments, at value	$76,150,745	$75,697,708	$99,120	$151,947,573

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$99,120	$—	$99,120
Total Investments, at value	$—	$—	$—	$—	$—	$—	$99,120	$—	$99,120

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING GLOBAL NATURAL RESOURCES FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 97.6%
		Australia: 0.7%
203,080	@	Mount Gibson Iron Ltd.	$403,472	0.4
		Other Securities	350,414	0.3
			753,886	0.7

		Bahamas: 0.8%
27,300		Teekay Shipping Corp.	868,140	0.8

		Brazil: 0.8%
23,600		Petroleo Brasileiro SA ADR	805,232	0.8

		Canada: 24.6%
28,800		Alamos Gold, Inc.	445,879	0.4
76,849		Barrick Gold Corp.	3,695,668	3.5
97,174		Canadian Natural Resources Ltd.	3,543,936	3.4
66,300		Centerra Gold, Inc.	1,322,880	1.3
18,700		Domtar Corp.	1,484,032	1.4
85,607		EnCana Corp.	2,415,830	2.3
36,300		Ensign Energy Services, Inc.	450,591	0.4
23,208		GoldCorp, Inc.	1,034,845	1.0
32,800	@	Harry Winston Diamond Corp.	419,045	0.4
187,600	@	Lundin Mining Corp.	1,188,250	1.1
102,817		Nexen, Inc.	2,188,974	2.1
80,832	@	Precision Drilling Corp.	630,490	0.6
150,465		Suncor Energy, Inc.	4,816,385	4.6
48,529		Teck Cominco Ltd. — Class B	2,171,187	2.1
			25,807,992	24.6

		China: 1.1%
1,215,334		China Petroleum & Chemical Corp.	1,156,346	1.1

		Japan: 0.6%
127		Inpex Holdings, Inc.	661,384	0.6

		Netherlands: 2.0%
31,273		Royal Dutch Shell PLC ADR — Class A	2,030,556	2.0

		Russia: 2.2%
20,723	@	Lukoil-Spon ADR	1,157,380	1.1
54,356		OAO Gazprom ADR	1,187,679	1.1
			2,345,059	2.2

		Thailand: 0.8%
437,400		Thai Oil PCL	775,159	0.8

		United Kingdom: 1.1%
18,060		Rio Tinto PLC ADR	1,176,067	1.1

		United States: 62.9%
40,929	@	Alpha Natural Resources, Inc.	1,848,763	1.8
13,700		Anadarko Petroleum Corp.	843,509	0.8
36,287		Apache Corp.	3,665,713	3.5
87,009		Arch Coal, Inc.	2,139,551	2.0
23,100	@	Bill Barrett Corp.	872,025	0.8
14,013	@	Cameron International Corp.	613,069	0.6
62,167		Chevron Corp.	5,135,616	4.9
9,300		Cliffs Natural Resources, Inc.	606,360	0.6
42,800	@	Coeur d’Alene Mines Corp.	882,108	0.8
122,916		ConocoPhillips	7,301,207	7.0
76,700	@	Denbury Resources, Inc.	1,305,434	1.2
42,687		Devon Energy Corp.	2,775,509	2.6
33,065		Ensco International PLC ADR	1,532,232	1.5
156,064		ExxonMobil Corp.	10,373,574	9.9
37,028		Halliburton Co.	1,179,712	1.1
42,200		Hess Corp.	2,659,866	2.5
75,170		International Paper Co.	1,900,298	1.8
12,000		Kaiser Aluminum Corp.	539,880	0.5
31,500		Murphy Oil Corp.	2,052,540	2.0
68,378		National Oilwell Varco, Inc.	3,676,001	3.5
32,400		Newmont Mining Corp.	1,972,188	1.9
61,000	@	PetroHawk Energy Corp.	1,037,610	1.0
118,860		Schlumberger Ltd.	8,307,125	7.9
12,958	@	Transocean Ltd.	821,019	0.8
19,944		United States Steel Corp.	853,404	0.8
		Other Securities	1,116,927	1.1
			66,011,240	62.9

		Total Common Stock
		(Cost $86,648,220)	102,391,061	97.6

SHORT-TERM INVESTMENTS: 2.3%
		Affiliated Mutual Fund: 2.3%
2,396,000		ING Institutional Prime Money Market Fund —Class I	2,396,000	2.3

		Total Short-Term Investments
		(Cost $2,396,000)	2,396,000	2.3

		Total Investments in Securities
		(Cost $89,044,220)*	$104,787,061	99.9
		Other Assets and Liabilities — Net	144,822	0.1
		Net Assets	$104,931,883	100.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL NATURAL RESOURCES FUND

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $93,142,982.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,896,438
Gross Unrealized Depreciation	(6,252,359)
Net Unrealized Appreciation	$11,644,079

Industry	Percentage of Net Assets
Energy	78.3%
Materials	19.3
Short-Term Investments	2.3
Other Assets and Liabilities — Net	0.1
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$753,886	$—	$753,886
Bahamas	868,140	—	—	868,140
Brazil	805,232	—	—	805,232
Canada	25,807,992	—	—	25,807,992
China	—	1,156,346	—	1,156,346
Japan	—	661,384	—	661,384
Netherlands	2,030,556	—	—	2,030,556
Russia	2,345,059	—	—	2,345,059
Thailand	—	775,159	—	775,159
United Kingdom	1,176,067	—	—	1,176,067
United States	66,011,240	—	—	66,011,240
Total Common Stock	99,044,286	3,346,775	—	102,391,061
Short-Term Investments	2,396,000	—	—	2,396,000
Total Investments, at value	$101,440,286	$3,346,775	$—	$104,787,061

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING GLOBAL REAL ESTATE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 30.8%
		Australia: 0.5%
		Other Securities	$13,708,430	0.5

		Canada: 0.8%
1,358,900		Brookfield Properties Co.	23,631,271	0.8

		France: 0.0%
		Other Securities	246,883	0.0

		Hong Kong: 12.9%
6,193,763		Cheung Kong Holdings Ltd.	94,604,587	3.3
3,410,600		Hang Lung Group Ltd.	22,679,771	0.8
4,573,300		Hang Lung Properties Ltd.	22,433,644	0.8
6,771,900		Hongkong Land Holdings Ltd.	46,751,830	1.6
9,035,800		Sun Hung Kai Properties Ltd.	155,435,226	5.3
		Other Securities	32,213,169	1.1
			374,118,227	12.9

		Japan: 8.6%
2,279,400		Daiwa House Industry Co., Ltd.	24,563,677	0.8
6,249,430		Mitsubishi Estate Co., Ltd.	109,480,262	3.8
2,416,688		Mitsui Fudosan Co., Ltd.	45,700,217	1.6
2,593,100		Sumitomo Realty & Development Co., Ltd.	56,487,248	2.0
		Other Securities	12,819,763	0.4
			249,051,167	8.6

		Norway: 0.4%
		Other Securities	12,519,700	0.4

		Singapore: 4.5%
23,588,350		CapitaLand Ltd.	71,153,858	2.5
2,453,000		City Developments Ltd.	24,205,013	0.8
18,869,600	@	Global Logistic Properties Ltd.	33,823,281	1.2
			129,182,152	4.5

		Sweden: 0.9%
		Other Securities	26,498,816	0.9

		Switzerland: 0.8%
		Other Securities	22,005,737	0.8

		United Kingdom: 0.5%
		Other Securities	15,592,179	0.5

		United States: 0.9%
505,400		Starwood Hotels & Resorts Worldwide, Inc.	27,362,356	0.9

		Total Common Stock
		(Cost $707,638,150)	893,916,918	30.8

REAL ESTATE INVESTMENT TRUSTS: 67.4%
		Australia: 10.5%
42,641,916		Dexus Property Group	34,729,177	1.2
54,513,527		Goodman Group	33,719,218	1.2
12,728,420		GPT Group	34,865,532	1.2
43,531,400	**	ING Office Fund	26,309,446	0.9
9,674,460		Stockland	35,826,282	1.2
9,422,732		Westfield Group	114,602,584	4.0
		Other Securities	23,546,697	0.8
			303,598,936	10.5

		Canada: 2.0%
1,275,900		RioCan Real Estate Investment Trust	28,835,665	1.0
		Other Securities	27,426,349	1.0
			56,262,014	2.0

		France: 5.5%
617,226		Unibail	128,782,722	4.5
		Other Securities	29,296,044	1.0
			158,078,766	5.5

		Hong Kong: 0.8%
		Other Securities	22,044,900	0.8

		Japan: 3.3%
2,685		Japan Real Estate Investment Corp.	25,848,253	0.9
		Other Securities	70,413,150	2.4
			96,261,403	3.3

		Netherlands: 0.8%
		Other Securities	23,234,686	0.8

		Singapore: 2.0%
22,991,000		CapitaCommercial Trust	26,578,630	0.9
16,446,391		CapitaMall Trust	25,263,629	0.9
		Other Securities	7,315,200	0.2
			59,157,459	2.0

		United Kingdom: 4.9%
2,814,877		British Land Co. PLC	22,981,842	0.8
1,063,080		Derwent Valley Holdings PLC	25,902,174	0.9
5,390,867		Land Securities Group PLC	58,457,365	2.0
		Other Securities	35,592,215	1.2
			142,933,596	4.9

		United States: 37.6%
434,300		Alexandria Real Estate Equities, Inc.	31,912,364	1.1
1,414,900		Apartment Investment & Management Co.	32,981,319	1.1
418,608		AvalonBay Communities, Inc.	44,502,216	1.5
731,400		Boston Properties, Inc.	63,039,366	2.2
655,900		BRE Properties, Inc.	28,157,787	1.0
2,107,800		Developers Diversified Realty Corp.	27,190,620	0.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL REAL ESTATE FUND

Shares			Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: (continued)
		United States: (continued)
1,642,500		Equity Residential	$79,874,773	2.8
386,900		Federal Realty Investment Trust	31,718,062	1.1
677,300		Highwoods Properties, Inc.	22,438,949	0.8
2,970,535		Host Hotels & Resorts, Inc.	47,201,801	1.6
1,126,575		Liberty Property Trust	37,695,200	1.3
1,723,641		Macerich Co.	76,891,625	2.7
945,300		Nationwide Health Properties, Inc.	38,596,599	1.3
2,830,850		Prologis	38,641,103	1.3
419,224		Public Storage, Inc.	41,595,405	1.4
1,027,130		Regency Centers Corp.	43,324,343	1.5
1,155,950		Simon Property Group, Inc.	110,994,319	3.8
526,030		SL Green Realty Corp.	34,570,692	1.2
1,507,955		UDR, Inc.	33,898,828	1.2
905,400		Ventas, Inc.	48,493,224	1.7
1,060,802		Vornado Realty Trust	92,703,487	3.2
		Other Securities	83,832,107	2.9
			1,090,254,189	37.6

		Total Real Estate Investment Trusts
		(Cost $1,509,767,036)	1,951,825,949	67.4

		Total Long-Term Investments
		(Cost $2,217,405,186)	2,845,742,867	98.2

SHORT-TERM INVESTMENTS: 2.9%
		Affiliated Mutual Fund: 2.2%
65,007,799		ING Institutional Prime Money Market Fund — Class I	65,007,799	2.2

		Total Mutual Fund
		(Cost $65,007,799)	65,007,799	2.2

		Securities Lending Collateralcc: 0.7%
17,020,110		BNY Mellon Overnight Government Fund(1)	17,020,110	0.6
2,745,317	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	2,196,253	0.1

		Total Securities Lending Collateral
		(Cost $19,765,427)	19,216,363	0.7

		Total Short-Term Investments
		(Cost $84,773,226)	84,224,162	2.9

		Total Investments in Securities
		(Cost $2,302,178,412)*	$2,929,967,029	101.1
		Other Assets and Liabilities — Net	(33,184,436)	(1.1)
		Net Assets	$2,896,782,593	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

R	Restricted security

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

**	Investment in affiliate

*	Cost for federal income tax purposes is $2,578,353,178.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$527,976,940
Gross Unrealized Depreciation	(176,363,089)
Net Unrealized Appreciation	$351,613,851

Industry	Percentage of Net Assets
Affiliated Investment Companies	0.9%
Consumer Discretionary	0.9
Financials	96.4
Short-Term Investments	2.9
Other Assets and Liabilities — Net	(1.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL REAL ESTATE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$13,708,430	$—	$13,708,430
Canada	23,631,271	—	—	23,631,271
France	—	246,883	—	246,883
Hong Kong	—	374,118,227	—	374,118,227
Japan	—	249,051,167	—	249,051,167
Norway	—	12,519,700	—	12,519,700
Singapore	33,823,281	95,358,871	—	129,182,152
Sweden	—	26,498,816	—	26,498,816
Switzerland	—	22,005,737	—	22,005,737
United Kingdom	—	15,592,179	—	15,592,179
United States	27,362,356	—	—	27,362,356
Total Common Stock	84,816,908	809,100,010	—	893,916,918
Real Estate Investment Trusts	1,146,516,203	805,309,746	—	1,951,825,949
Short-Term Investments	82,027,909	—	2,196,253	84,224,162
Total Investments, at value	$1,313,361,020	$1,614,409,756	$2,196,253	$2,929,967,029

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$2,196,253	$—	$2,196,253
Total Investments, at value	$—	$—	$—	$—	$—	$—	$2,196,253	$—	$2,196,253

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 87.0%
		Australia: 3.2%
373,139		Newcrest Mining Ltd.	$14,684,416	3.0
		Other Securities	1,326,299	0.2
			16,010,715	3.2

		Brazil: 2.5%
528,000		Centrais Eletricas Brasileiras SA ADR — Class B	8,632,800	1.7
		Other Securities	3,863,752	0.8
			12,496,552	2.5

		Cambodia: 0.5%
		Other Securities	2,315,765	0.5

		Canada: 12.1%
395,000		Barrick Gold Corp.	18,995,550	3.8
479,500		Cameco Corp.	14,845,320	3.0
712,000	@, L	Gabriel Resources Ltd.	4,405,059	0.9
277,000		Suncor Energy, Inc.	8,866,770	1.8
728,552	@	Uranium Participation Corp.	5,200,371	1.0
		Other Securities	7,736,893	1.6
			60,049,963	12.1

		China: 0.2%
		Other Securities	1,142,515	0.2

		Egypt: 0.4%
		Other Securities	1,792,083	0.4

		Finland: 0.9%
		Other Securities	4,565,042	0.9

		France: 4.9%
7,250	L	Areva SA	3,322,048	0.7
194,600		Electricite de France SA	8,927,651	1.8
294,600		Thales S.A.	12,021,325	2.4
			24,271,024	4.9

		Germany: 0.8%
290,000		Deutsche Telekom AG ADR	4,178,900	0.8

		Hong Kong: 1.2%
790,000		Bank of East Asia Ltd.	3,387,036	0.7
		Other Securities	2,496,026	0.5
			5,883,062	1.2

		Indonesia: 0.8%
		Other Securities	4,108,911	0.8

		Italy: 2.9%
716,600		ERG S.p.A.	9,898,391	2.0
3,470,000		Telecom Italia S.p.A. RNC	4,257,665	0.9
			14,156,056	2.9

		Japan: 18.5%
2,065,000		Daiwa Securities Group, Inc.	8,419,465	1.7
178,000		Kao Corp.	4,524,219	0.9
343,000		Kirin Brewery Co., Ltd.	4,700,367	1.0
371,900		Mitsui & Co., Ltd.	5,849,024	1.2
181,600		Mitsui Sumitomo Insurance Group Holdings, Inc.	4,350,573	0.9
470,000		Nippon Telegraph & Telephone Corp.	21,197,193	4.4
29,575		Nippon Telegraph & Telephone Corp. ADR	666,621
92,300		Shin-Etsu Chemical Co., Ltd.	4,667,243	0.9
2,332,000		Sumitomo Osaka Cement Co., Ltd.	4,519,351	0.9
1,767,000		Sumitomo Trust & Banking Co., Ltd.	9,647,473	2.0
511,000		Toppan Printing Co., Ltd.	4,104,813	0.8
2,405		TV Asahi Corp.	3,389,558	0.7
		Other Securities	15,160,908	3.1
			91,196,808	18.5

		Norway: 1.5%
331,000	L	Statoil ASA ADR	7,225,730	1.5

		Russia: 3.0%
681,700	@, L	Federal Hydrogenerating Co. JSC ADR	3,523,075	0.7
450,000		OAO Gazprom ADR	9,832,500	2.0
		Other Securities	1,275,713	0.3
			14,631,288	3.0

		South Africa: 3.1%
93,700		Anglogold Ashanti Ltd. ADR	4,414,207	0.9
575,000		Gold Fields Ltd.	9,027,619	1.8
		Other Securities	1,821,556	0.4
			15,263,382	3.1

		South Korea: 2.1%
476,500	@	Korea Electric Power Corp. ADR	6,294,565	1.3
		Other Securities	4,245,427	0.8
			10,539,992	2.1

		Thailand: 0.3%
		Other Securities	1,584,534	0.3

		Turkey: 0.6%
		Other Securities	3,018,516	0.6

		United Kingdom: 1.2%
325,200		Stolt-Nielsen SA	5,818,891	1.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United States: 26.3%
263,000		Aetna, Inc.	$7,853,180	1.6
139,200	@	AGCO Corp.	5,911,824	1.2
350,000		Alcoa, Inc.	4,595,500	0.9
174,800		Chesapeake Energy Corp.	3,793,160	0.8
108,800		ConocoPhillips	6,462,720	1.3
120,000		Eli Lilly & Co.	4,224,000	0.9
107,300	@	Forest Laboratories, Inc.	3,546,265	0.7
290,000		Kroger Co.	6,380,000	1.3
135,700		Lockheed Martin Corp.	9,674,053	2.0
300,000		Newmont Mining Corp.	18,261,000	3.7
127,000		Peabody Energy Corp.	6,718,300	1.4
481,000		Pfizer, Inc.	8,369,400	1.7
91,503		Range Resources Corp.	3,421,297	0.7
221,600	@	Smithfield Foods, Inc.	3,711,800	0.7
1,055,000		Tesoro Corp.	13,672,797	2.8
460,000		Tyson Foods, Inc.	7,153,000	1.4
156,200		Wal-Mart Stores, Inc.	8,461,354	1.7
		Other Securities	7,671,942	1.5
			129,881,592	26.3

		Total Common Stock
		(Cost $375,416,572)	430,131,321	87.0

PREFERRED STOCK: 0.5%
		Brazil: 0.5%
		Other Securities	2,472,622	0.5

		Total Preferred Stock
		(Cost $1,382,868)	2,472,622	0.5

		Total Long-Term Investments
		(Cost $376,799,440)	432,603,943	87.5

SHORT-TERM INVESTMENTS: 15.1%
		Affiliated Mutual Fund: 13.2%
65,272,197		ING Institutional Prime Money Market Fund — Class I	65,272,197	13.2

		Total Mutual Fund
		(Cost $65,272,197)	65,272,197	13.2

		Securities Lending Collateralcc: 1.9%
8,918,482		BNY Mellon Overnight Government Fund(1)	8,918,482	1.8
287,772	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	230,218	0.1
		Total Securities Lending Collateral
		(Cost $9,206,254)	9,148,700	1.9
		Total Short-Term Investments
		(Cost $74,478,451)	74,420,897	15.1

		Total Investments in Securities
		(Cost $451,277,891)*	$507,024,840	102.6
		Other Assets and Liabilities — Net	(12,698,218)	(2.6)
		Net Assets	$494,326,622	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

R	Restricted security

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L	Loaned security, a portion or all of the security is on loan at October 31, 2010.

*	Cost for federal income tax purposes is $457,813,774.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,215,115
Gross Unrealized Depreciation	(6,004,049)
Net Unrealized Appreciation	$49,211,066

Industry	Percentage of Net Assets
Consumer Discretionary	2.9%
Consumer Staples	7.9
Energy	18.1
Financials	7.4
Health Care	4.9
Industrials	10.9
Information Technology	2.0
Materials	19.0
Telecommunication Services	8.5
Utilities	5.9
Short-Term Investments	15.1
Other Assets and Liabilities — Net	(2.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$16,010,715	$—	$16,010,715
Brazil	12,496,552	—	—	12,496,552
Cambodia	—	2,315,765	—	2,315,765
Canada	60,049,963	—	—	60,049,963
China	—	1,142,515	—	1,142,515
Egypt	—	1,792,083	—	1,792,083
Finland	2,288,724	2,276,318	—	4,565,042
France	—	24,271,024	—	24,271,024
Germany	4,178,900	—	—	4,178,900
Hong Kong	—	5,883,062	—	5,883,062
Indonesia	1,910,447	2,198,464	—	4,108,911
Italy	—	14,156,056	—	14,156,056
Japan	666,621	90,530,187	—	91,196,808
Norway	7,225,730	—	—	7,225,730
Russia	11,108,213	3,523,075	—	14,631,288
South Africa	6,235,763	9,027,619	—	15,263,382
South Korea	10,539,992	—	—	10,539,992
Thailand	—	1,584,534	—	1,584,534
Turkey	3,018,516	—	—	3,018,516
United Kingdom	—	5,818,891	—	5,818,891
United States	129,881,592	—	—	129,881,592
Total Common Stock	249,601,013	180,530,308	—	430,131,321
Preferred Stock	2,472,622	—	—	2,472,622
Short-Term Investments	74,190,679	—	230,218	74,420,897
Total Investments, at value	$326,264,314	$180,530,308	$230,218	$507,024,840

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$230,218	$—	$230,218
Total Investments, at value	$—	$—	$—	$—	$—	$—	$230,218	$—	$230,218

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING ASIA-PACIFIC REAL ESTATE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 57.1%
		Hong Kong: 28.5%
29,002		Cheung Kong Holdings Ltd.	$442,986	7.2
15,400		Great Eagle Holding Co.	46,147	0.8
45,500		Hang Lung Properties Ltd.	223,193	3.6
33,600		Hongkong Land Holdings Ltd.	231,968	3.8
18,000		Hysan Development Co., Ltd.	69,713	1.1
5,000		Kerry Properties Ltd.	27,777	0.5
29,700		Sino Land Co.	62,268	1.0
33,000		Sun Hung Kai Properties Ltd.	567,670	9.2
12,200		Wharf Holdings Ltd.	80,328	1.3
			1,752,050	28.5

		Japan: 20.8%
2,600		Aeon Mall Co., Ltd.	60,955	1.0
1,800		Daito Trust Construction Co., Ltd.	108,847	1.8
28,700		Mitsubishi Estate Co., Ltd.	502,779	8.2
19,900		Mitsui Fudosan Co., Ltd.	376,314	6.1
9,000		Sumitomo Realty & Development Co., Ltd.	196,053	3.2
8,000		Tokyo Tatemono Co., Ltd.	32,235	0.5
			1,277,183	20.8

		Singapore: 7.8%
60,750		CapitaLand Ltd.	183,251	3.0
10,100		City Developments Ltd.	99,662	1.6
63,600	@	Global Logistic Properties Ltd.	114,001	1.9
23,000		Keppel Land Ltd.	79,074	1.3
			475,988	7.8
		Total Common Stock
		(Cost $2,784,498)	3,505,221	57.1

REAL ESTATE INVESTMENT TRUSTS: 41.8%
		Australia: 23.7%
25,100		CFS Retail Property Trust	45,700	0.7
18,700		Charter Hall Retail REIT	56,033	0.9
117,600		Dexus Property Group	95,778	1.6
72,600		FKP Property Group	66,818	1.1
194,073		Goodman Group	120,043	1.9
49,998		GPT Group	136,954	2.2
116,800	**	ING Industrial Fund	60,246	1.0
103,100	**	ING Office Fund	62,311	1.0
47,100		Mirvac Group	59,932	1.0
57,984		Stockland	214,725	3.5
44,261		Westfield Group	538,318	8.8
			1,456,858	23.7

		Hong Kong: 2.4%
48,800		Link Real Estate Investment Trust	150,618	2.4

		Japan: 8.4%
5		Frontier Real Estate Investment Corp.	40,146	0.7
2		Japan Logistics Fund, Inc.	16,494	0.3
9		Japan Real Estate Investment Corp.	86,642	1.4
42		Japan Retail Fund Investment Corp.	65,415	1.1
8		Kenedix Realty Investment Corp.	31,826	0.5
5		Mori Trust Sogo REIT, Inc.	45,429	0.7
4		Nippon Accommodations Fund, Inc.	23,817	0.4
14		Nippon Building Fund, Inc.	137,180	2.2
10		United Urban Investment Corp.	68,648	1.1
			515,597	8.4

		Singapore: 7.3%
141,600		CapitaCommercial Trust	163,696	2.7
81,700		CapitaMall Trust	125,501	2.1
49,600		CDL Hospitality Trusts	82,257	1.3
72,000		Fortune Real Estate Investment Trust	36,735	0.6
31,400		Suntec Real Estate Investment Trust	37,872	0.6
			446,061	7.3

		Total Real Estate Investment Trusts
		(Cost $2,103,651)	2,569,134	41.8

		Total Long-Term Investments
		(Cost $4,888,150)	6,074,355	98.9

SHORT-TERM INVESTMENTS: 0.7%
		Affiliated Mutual Fund: 0.7%
43,928		ING Institutional Prime Money Market Fund — Class I	43,928	0.7

		Total Short-Term Investments
		(Cost $43,928)	43,928	0.7

		Total Investments in Securities
		(Cost $4,932,078)*	$6,118,283	99.6
		Other Assets and Liabilities — Net	24,542	0.4
		Net Assets	$6,142,825	100.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING ASIA-PACIFIC REAL ESTATE FUND

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

**	Investment in affiliate

*	Cost for federal income tax purposes is $6,015,483.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$663,827
Gross Unrealized Depreciation	(561,027)
Net Unrealized Appreciation	$102,800

Industry	Percentage of Net Assets
Affiliated Investment Companies	2.0%
Financials	96.9
Short-Term Investments	0.7
Other Assets and Liabilities — Net	0.4
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Hong Kong	$—	$1,752,051	$—	$1,752,050
Japan	—	1,277,183	—	1,277,183
Singapore	114,001	361,987	—	475,988
Total Common Stock	114,001	3,391,221	—	3,505,221
Real Estate Investment Trusts	—	2,569,134	—	2,569,134
Short-Term Investments	43,928	—	—	43,928
Total Investments, at value	$157,929	$5,960,354	$—	$6,118,283

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING EMERGING COUNTRIES FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 82.6%
		Australia: 0.9%
272,558		Aquarius Platinum Ltd.	$1,576,613	0.9

		Bermuda: 0.4%
		Other Securities	816,961	0.4

		Brazil: 14.5%
147,280		Banco do Brasil S.A.	2,851,531	1.5
172,434		BR Malls Participacoes S.A.	1,619,579	0.9
18,849		Cia de Bebidas das Americas ADR	2,624,535	1.4
102,314		Cia Vale do Rio Doce	3,222,322	1.7
102,273		Itau Unibanco Holding SA ADR	2,511,825	1.4
84,378		Localiza Rent a Car S.A.	1,396,954	0.7
192,324	@	OGX Petroleo e Gas Participacoes S.A.	2,514,475	1.4
202,395		Petroleo Brasileiro S.A.	3,391,304	3.6
102,495		Petroleo Brasileiro SA ADR	3,196,819
38,134		Vale S.A. ADR	1,225,627	0.7
		Other Securities	2,138,823	1.2
			26,693,794	14.5

		Canada: 1.0%
58,314	@	Pacific Rubiales Energy Corp.	1,858,798	1.0

		China: 11.0%
2,737,000		China Citic Bank	1,995,601	1.1
405,000		China Yurun Food Group Ltd.	1,580,615	0.8
335,200		Dongfang Electrical Machinery Co., Ltd.	1,631,242	0.9
3,745,000		Industrial and Commercial Bank of China Ltd.	3,025,561	1.6
		Other Securities	12,113,895	6.6
			20,346,914	11.0

		Czech Republic: 0.9%
7,344		Komercni Banka A/S	1,667,137	0.9

		Egypt: 1.1%
278,053		Commercial International Bank	2,079,578	1.1

		Hong Kong: 6.1%
297,000		China Mobile Ltd.	3,033,057	1.6
1,597,000		CNOOC Ltd.	3,334,086	1.8
		Other Securities	4,882,037	2.7
			11,249,180	6.1

		India: 7.2%
68,027		Bank of Baroda	1,555,899	0.8
91,145		Housing Development Finance Corp.	1,412,543	0.8
46,754		ICICI Bank Ltd.	1,230,989	0.7
39,619		Infosys Technologies Ltd.	2,656,855	1.4
49,569		Larsen & Toubro Ltd.	2,265,820	1.2
		Other Securities	4,227,003	2.3
			13,349,109	7.2

		Indonesia: 2.5%
1,355,000		Telekomunikasi Indonesia Tbk PT	1,375,571	0.8
		Other Securities	3,221,171	1.7
			4,596,742	2.5

		Kazakhstan: 0.4%
		Other Securities	809,950	0.4

		Luxembourg: 0.8%
		Other Securities	1,497,972	0.8

		Malaysia: 0.4%
		Other Securities	714,044	0.4

		Mexico: 3.9%
61,143		America Movil SA de CV — Series L ADR	3,501,048	1.9
		Other Securities	3,750,627	2.0
			7,251,675	3.9

		Netherlands: 0.5%
		Other Securities	950,238	0.5

		Peru: 0.2%
		Other Securities	275,563	0.2

		Poland: 1.1%
14,835		Powszechny Zaklad Ubezpieczen SA	1,967,299	1.1

		Russia: 5.3%
62,740		Mechel OAO ADR	1,477,527	0.8
64,272		Mobile Telesystems Finance SA ADR	1,391,489	0.8
13,532		Novatek OAO GDR	1,293,546	0.7
211,220	@	OAO Rosneft Oil Co. GDR	1,469,697	0.8
894,533		Sberbank of Russian Federation	2,964,482	1.6
		Other Securities	1,198,597	0.6
			9,795,338	5.3

		South Africa: 4.4%
119,687		Imperial Holdings Ltd.	1,956,303	1.0
79,600		MTN Group Ltd.	1,432,001	0.8
48,497		Naspers Ltd.	2,543,780	1.4
		Other Securities	2,263,223	1.2
			8,195,307	4.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING EMERGING COUNTRIES FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		South Korea: 8.6%
53,473		KB Financial Group, Inc.	$2,380,891	1.3
48,520		Kia Motors Corp.	1,941,357	1.1
6,471		Posco	2,670,763	1.4
6,918		Samsung Electronics Co., Ltd.	4,589,581	2.5
10,549		Samsung Engineering Co., Ltd.	1,685,865	0.9
		Other Securities	2,577,284	1.4
			15,845,741	8.6

		Taiwan: 7.4%
663,703		Acer, Inc.	1,932,776	1.0
1,029,840		Far Eastern Textile Co., Ltd.	1,481,200	0.8
1,062,776		HON HAI Precision Industry Co., Ltd.	4,019,451	2.2
1,207,610		Taiwan Semiconductor Manufacturing Co., Ltd.	2,484,431	1.3
		Other Securities	3,829,175	2.1
			13,747,033	7.4

		Thailand: 1.7%
234,000		PTT Exploration & Production PCL	1,338,525	0.7
536,100		Siam Commercial Bank PCL	1,832,897	1.0
			3,171,422	1.7

		Turkey: 1.6%
191,983		Turkcell Iletisim Hizmet AS	1,373,844	0.7
		Other Securities	1,563,510	0.9
			2,937,354	1.6

		United Kingdom: 0.7%
		Other Securities	1,197,298	0.7

		Total Common Stock
		(Cost $111,954,284)	152,591,060	82.6

EXCHANGE-TRADED FUNDS: 9.7%
		Emerging Markets: 3.1%
125,566		iShares MSCI Emerging Markets Index Fund	5,792,360	3.1

		Hong Kong: 1.9%
2,005,400		iShares FTSE/Xinhua A50 CHINA Index ETF	3,544,458	1.9

		South Korea: 3.8%
128,899		iShares MSCI South Korea Index Fund	7,010,817	3.8

		United States: 0.9%
113,078	L	iShares MSCI Malaysia Index Fund	1,591,007	0.9

		Total Exchange-Traded Funds
		(Cost $16,957,094)	17,938,642	9.7

PREFERRED STOCK: 1.6%
		Brazil: 1.6%
28,000	@, #	Itau Unibanco Holding SA ADR	$683,409	0.4
		Other Securities	2,308,118	1.2

		Total Preferred Stock
		(Cost $2,886,301)	2,991,527	1.6

		Total Long-Term Investments
		(Cost $131,797,679)	173,521,229	93.9

SHORT-TERM INVESTMENTS: 1.3%
		Securities Lending Collateralcc: 1.3%
2,144,183		BNY Mellon Overnight Government Fund(1)	2,144,183	1.2
161,615	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	129,292	0.1

		Total Short-Term Investments
		(Cost $2,305,798)	2,273,475	1.3

		Total Investments in Securities
		(Cost $134,103,477)*	$175,794,704	95.2
		Other Assets and Liabilities — Net	8,946,858	4.8
		Net Assets	$184,741,562	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

R	Restricted security

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L	Loaned security, a portion or all of the security is on loan at October 31, 2010.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING EMERGING COUNTRIES FUND

*	Cost for federal income tax purposes is $138,839,123.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$43,822,402
Gross Unrealized Depreciation	(6,866,821)
Net Unrealized Appreciation	$36,955,581

Industry	Percentage of Net Assets
Consumer Discretionary	6.4%
Consumer Staples	4.5
Energy	11.7
Financials	23.5
Industrials	5.8
Information Technology	10.1
Materials	13.0
Telecommunication Services	7.5
Utilities	1.7
Other Long-Term Investments	9.7
Short-Term Investments	1.3
Other Assets and Liabilities — Net	4.8
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$1,576,613	$—	$1,576,613
Bermuda	816,961	—	—	816,961
Brazil	24,181,969	2,511,825	—	26,693,794
Canada	1,858,798	—	—	1,858,798
China	—	20,346,914	—	20,346,914
Czech Republic	—	1,667,137	—	1,667,137
Egypt	—	2,079,578	—	2,079,578
Hong Kong	943,262	10,305,918	—	11,249,180
India	—	13,349,109	—	13,349,109
Indonesia	—	4,596,742	—	4,596,742
Kazakhstan	—	809,950	—	809,950
Luxembourg	709,185	788,787	—	1,497,972
Malaysia	—	714,044	—	714,044
Mexico	7,251,675	—	—	7,251,675
Netherlands	—	950,238	—	950,238
Peru	275,563	—	—	275,563
Poland	—	1,967,299	—	1,967,299
Russia	7,032,095	2,763,243	—	9,795,338
South Africa	—	8,195,307	—	8,195,307
South Korea	—	15,845,741	—	15,845,741
Taiwan	—	13,747,033	—	13,747,033
Thailand	—	3,171,422	—	3,171,422
Turkey	—	2,937,354	—	2,937,354
United Kingdom	—	1,197,298	—	1,197,298
Total Common Stock	43,069,508	109,521,552	—	152,591,060
Exchange-Traded Funds	17,938,642	—	—	17,938,642
Preferred Stock	2,308,118	—	683,409	2,991,527
Short-Term Investments	2,144,183	—	129,292	2,273,475
Total Investments, at value	$65,460,451	$109,521,552	$812,701	$175,794,704

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING EMERGING COUNTRIES FUND

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Preferred Stock	$—	$448,000	$—	$—	$—	$235,409	$—	$—	$683,409
Short-Term Investments	—	—	—	—	—	—	129,292	—	129,292
Total Investments, at value	$—	$448,000	$—	$—	$—	$235,409	$129,292	$—	$812,701

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $235,409.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING EUROPEAN REAL ESTATE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 26.5%
		Austria: 3.2%
36,354	@	Immofinanz Immobilien Anlagen AG	$143,371	3.2

		Finland: 1.3%
12,864		Citycon OYJ	57,649	1.3

		France: 1.0%
1,050		Nexity	46,624	1.0

		Germany: 4.2%
2,650		Deutsche Euroshop AG	101,649	2.3
2,750	@	Deutsche Wohnen AG	33,268	0.7
4,962		DIC Asset AG	52,088	1.2
			187,005	4.2

		Italy: 0.1%
6,084	@	Beni Stabili SpA	6,097	0.1

		Norway: 1.1%
25,400	@	Norwegian Property ASA	47,744	1.1

		Sweden: 3.3%
4,467		Castellum AB	58,527	1.3
6,060		Hufvudstaden AB	67,765	1.5
780		Wihlborgs Fastigheter AB	21,940	0.5
			148,232	3.3

		Switzerland: 7.4%
1,670	@	PSP Swiss Property AG	128,347	2.9
2,777	@	Swiss Prime Site AG	199,347	4.5
			327,694	7.4

		United Kingdom: 4.9%
7,745		Atrium European Real Estate Ltd.	46,570	1.1
5,661		Capital & Counties Properties PLC	13,543	0.3
7,200		Grainger PLC	12,279	0.3
41,598		Safestore Holdings Ltd.	86,620	1.9
17,470	@	Unite Group PLC	58,321	1.3
			217,333	4.9

		Total Common Stock
		(Cost $904,781)	1,181,749	26.5

REAL ESTATE INVESTMENT TRUSTS: 70.0%
		Belgium: 3.1%
630		Cofinimmo	89,967	2.0
870		Warehouses De Pauw SCA	47,527	1.1
			137,494	3.1

		France: 30.1%
480		ANF Immobilier	21,178	0.5
1,114		Fonciere Des Regions	127,351	2.9
1,008		Gecina S.A.	122,404	2.7
143		ICADE	15,718	0.3
3,079		Klepierre	119,861	2.7
2,932		Mercialys	116,735	2.6
390		Societe de la Tour Eiffel	32,483	0.7
420		Societe Immobiliere de Location pour l’Industrie et le Commerce	56,459	1.3
3,500		Unibail	730,267	16.4
			1,342,456	30.1

		Italy: 0.3%
6,210		Immobiliare Grande Distribuz	12,444	0.3

		Netherlands: 8.7%
3,007		Corio NV	221,027	5.0
1,560		Eurocommercial Properties NV	77,221	1.7
640		Vastned Retail NV	44,512	1.0
440		Wereldhave NV	44,740	1.0
			387,500	8.7

		United Kingdom: 27.8%
3,270		Big Yellow Group PLC	17,405	0.4
37,046		British Land Co. PLC	302,457	6.8
8,661		Capital Shopping Centres Group PLC	53,330	1.2
5,630		Derwent Valley Holdings PLC	137,176	3.1
19,873		Great Portland Estates PLC	110,053	2.5
24,265		Hammerson PLC	163,027	3.6
12,530		Hansteen Holdings PLC	14,506	0.3
30,491		Land Securities Group PLC	330,638	7.4
23,136		Segro PLC	109,920	2.5
			1,238,512	27.8

		Total Real Estate Investment Trusts
		(Cost $2,364,892)	3,118,406	70.0

INVESTMENT COMPANIES: 1.0%
		Luxembourg: 1.0%
7,170	@	Prologis European Properties	45,838	1.0

		Total Mutual Funds
		(Cost $40,519)	45,838	1.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING EUROPEAN REAL ESTATE FUND

Shares		Value	Percent of Net Assets

RIGHTS: 0.0%
	Austria: 0.0%
27,063	Immoeast AG	$—	0.0
	Total Rights
	(Cost $—)	—	0.0

	Total Long-Term Investments
	(Cost $3,310,192)	4,345,993	97.5

SHORT-TERM INVESTMENTS: 1.3%
	Affiliated Mutual Fund: 1.3%
57,279	ING Institutional Prime Money Market Fund — Class I	57,279	1.3

	Total Short-Term Investments
	(Cost $57,279)	57,279	1.3

	Total Investments in Securities
	(Cost $3,367,471)*	$4,403,272	98.8
	Other Assets and Liabilities — Net	55,190	1.2
	Net Assets	$4,458,462	100.0

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

*	Cost for federal income tax purposes is $4,243,608.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$695,098
Gross Unrealized Depreciation	(535,434)
Net Unrealized Appreciation	$159,664

Industry	Percentage of Net Assets
Closed-End Funds	1.0%
Consumer Discretionary	1.0
Financials	95.5
Short-Term Investments	1.3
Other Assets and Liabilities — Net	1.2
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Austria	$—	$143,371	$—	$143,371
Finland	—	57,649	—	57,649
France	—	46,624	—	46,624
Germany	134,917	52,088	—	187,005
Italy	6,097	—	—	6,097
Norway	—	47,744	—	47,744
Sweden	—	148,232	—	148,232
Switzerland	—	327,694	—	327,694
United Kingdom	13,543	203,790	—	217,333
Total Common Stock	154,557	1,027,192	—	1,181,749
Real Estate Investment Trusts	68,705	3,049,701	—	3,118,406
Investment Companies	—	45,838	—	45,838
Short-Term Investments	57,279	—	—	57,279
Total Investments, at value	$280,541	$4,122,731	$—	$4,403,272

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING GLOBAL OPPORTUNITIES FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 95.4%
		Bermuda: 0.6%
		Other Securities	$732,118	0.6

		Brazil: 3.3%
33,988		Petroleo Brasileiro SA ADR	1,159,671	0.9
140,066		SLC Agricola SA	1,729,922	1.4
		Other Securities	1,221,498	1.0
			4,111,091	3.3

		Canada: 2.5%
21,196		Barrick Gold Corp.	1,020,833	0.8
30,024		GoldCorp, Inc.	1,340,615	1.1
		Other Securities	769,754	0.6
			3,131,202	2.5

		China: 6.7%
1,105,000		China Communications Construction Co., Ltd.	1,059,664	0.9
1,227,000		China Construction Bank	1,173,016	0.9
371,000		China Yurun Food Group Ltd.	1,447,921	1.2
568,000		Golden Eagle Retail Group Ltd.	1,514,374	1.2
114,000		Ping An Insurance Group Co. of China Ltd.	1,232,534	1.0
		Other Securities	1,875,105	1.5
			8,302,614	6.7

		Denmark: 0.9%
		Other Securities	1,116,311	0.9

		France: 3.3%
10,109		LVMH Moet Hennessy Louis Vuitton S.A.	1,586,030	1.3
		Other Securities	2,560,187	2.0
			4,146,217	3.3

		Germany: 2.3%
		Other Securities	2,905,732	2.3

		Hong Kong: 3.6%
390,800	@	AIA Group Ltd.	1,162,127	0.9
1,432,000	L	Chaoda Modern Agriculture	1,170,469	0.9
		Other Securities	2,203,910	1.8
			4,536,506	3.6

		Indonesia: 0.5%
		Other Securities	675,588	0.5

		Japan: 4.0%
34,128		Honda Motor Co., Ltd.	1,230,273	1.0
77,400		Mitsui & Co., Ltd.	1,217,302	1.0
		Other Securities	2,565,989	2.0
			5,013,564	4.0

		Mexico: 0.8%
		Other Securities	949,271	0.8

		Netherlands: 2.0%
		Other Securities	2,448,848	2.0

		Norway: 1.4%
		Other Securities	1,676,923	1.4

		Peru: 0.6%
		Other Securities	689,520	0.6

		Russia: 0.7%
		Other Securities	911,757	0.7

		Singapore: 0.5%
		Other Securities	656,628	0.5

		South Africa: 1.1%
		Other Securities	1,372,786	1.1

		South Korea: 1.7%
31,150		Shinhan Financial Group Ltd.	1,206,757	1.0
		Other Securities	867,761	0.7
			2,074,518	1.7

		Spain: 0.9%
43,564		Telefonica S.A.	1,177,215	0.9

		Switzerland: 6.5%
32,000		Compagnie Financiere Richemont S.A.	1,596,103	1.3
33,398		Credit Suisse Group	1,382,631	1.1
22,735		Nestle S.A.	1,245,298	1.0
24,368		Novartis AG	1,411,949	1.1
57,819		Xstrata PLC	1,120,150	0.9
		Other Securities	1,300,748	1.1
			8,056,879	6.5

		Turkey: 0.6%
		Other Securities	761,592	0.6

		United Kingdom: 8.0%
55,922		BG Group PLC	1,088,591	0.9
29,544		BHP Billiton PLC	1,046,602	0.8
278,655		BP PLC	1,894,075	1.5
205,478		HSBC Holdings PLC	2,138,553	1.7
37,698		Imperial Tobacco Group PLC	1,207,366	1.0
16,964		Rio Tinto PLC	1,101,822	0.9
		Other Securities	1,541,015	1.2
			10,018,024	8.0

		United States: 42.9%
85,222	@	Adobe Systems, Inc.	2,398,999	1.9
33,908	@	AGCO Corp.	1,440,073	1.1
10,183	@	Apple, Inc.	3,063,759	2.4
16,539	@	Celgene Corp.	1,026,576	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL OPPORTUNITIES FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
48,699	@	Cisco Systems, Inc.	$1,111,798	0.9
585,862	@	Citigroup, Inc.	2,443,040	2.0
40,267	@	Citrix Systems, Inc.	2,579,907	2.1
116,262	@	Dean Foods Co.	1,209,125	1.0
22,435		ExxonMobil Corp.	1,491,254	1.2
64,931		General Electric Co.	1,040,195	0.8
2,147	@	Google, Inc. — Class A	1,316,090	1.1
40,451		Hewlett-Packard Co.	1,701,369	1.4
31,620		JP Morgan Chase & Co.	1,189,861	0.9
31,790	@	Juniper Networks, Inc.	1,029,678	0.8
19,750	@	Life Technologies Corp.	991,055	0.8
36,945		Monsanto Co.	2,195,272	1.8
24,115	@	NetApp, Inc.	1,284,124	1.0
13,239		Occidental Petroleum Corp.	1,040,983	0.8
106,573	@	Symantec Corp.	1,724,351	1.4
25,819	@	Thermo Fisher Scientific, Inc.	1,327,613	1.1
47,144		Wells Fargo & Co.	1,229,516	1.0
25,633		Yum! Brands, Inc.	1,270,371	1.0
		Other Securities	19,499,316	15.6
			53,604,325	42.9

		Total Common Stock
		(Cost $99,714,638)	119,069,229	95.4

EXCHANGE-TRADED FUNDS: 2.0%
		United States: 2.0%
42,659	L	SPDR S&P Biotech ETF	2,539,917	2.0

		Total Exchange-Traded Funds
		(Cost $2,123,775)	2,539,917	2.0

PREFERRED STOCK: 1.6%
		Brazil: 1.6%
		Other Securities	1,969,200	1.6

		Total Preferred Stock
		(Cost $1,879,420)	1,969,200	1.6

RIGHTS: 0.0%
		United Kingdom: 0.0%
		Other Securities	25,185	0.0

		Total Rights
		(Cost $—)	25,185	0.0

		Total Long-Term Investments
		(Cost $103,717,833)	123,603,531	99.0

SHORT-TERM INVESTMENTS: 4.2%
		Securities Lending Collateralcc: 4.2%
5,156,183		BNY Mellon Overnight Government Fund(1)	$5,156,183	4.1
173,707	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	138,966	0.1

		Total Short-Term Investments
		(Cost $5,329,890)	5,295,149	4.2

		Total Investments in Securities
		(Cost $109,047,723)*	$128,898,680	103.2
		Other Assets and Liabilities — Net	(4,054,731)	(3.2)
		Net Assets	$124,843,949	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

R	Restricted security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L	Loaned security, a portion or all of the security is on loan at October 31, 2010.

*	Cost for federal income tax purposes is $109,809,190.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,841,080
Gross Unrealized Depreciation	(1,751,590)
Net Unrealized Appreciation	$19,089,490

Industry	Percentage of Net Assets
Consumer Discretionary	8.2%
Consumer Staples	11.2
Energy	10.5
Financials	17.4
Health Care	9.5
Industrials	9.0
Information Technology	18.7
Materials	8.9
Telecommunication Services	2.5
Utilities	1.1
Other Long-Term Investments	2.0
Short-Term Investments	4.2
Other Assets and Liabilities — Net	(3.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Bermuda	$732,118	$—	$—	$732,118
Brazil	4,111,091	—	—	4,111,091
Canada	3,131,202	—	—	3,131,202
China	—	8,302,614	—	8,302,614
Denmark	—	1,116,311	—	1,116,311
France	—	4,146,217	—	4,146,217
Germany	—	2,905,732	—	2,905,732
Hong Kong	1,162,127	3,374,379	—	4,536,506
Indonesia	—	675,588	—	675,588
Japan	—	5,013,564	—	5,013,564
Mexico	949,271	—	—	949,271
Netherlands	—	2,448,848	—	2,448,848
Norway	—	1,676,923	—	1,676,923
Peru	689,520	—	—	689,520
Russia	911,757	—	—	911,757
Singapore	—	656,628	—	656,628
South Africa	—	1,372,786	—	1,372,786
South Korea	—	2,074,518	—	2,074,518
Spain	—	1,177,215	—	1,177,215
Switzerland	—	8,056,879	—	8,056,879
Turkey	—	761,592	—	761,592
United Kingdom	—	10,018,024	—	10,018,024
United States	53,604,325	—	—	53,604,325
Total Common Stock	65,291,411	53,777,818	—	119,069,229
Exchange-Traded Funds	2,539,917	—	—	2,539,917
Preferred Stock	1,969,200	—	—	1,969,200
Rights	25,185	—	—	25,185
Short-Term Investments	5,156,183	—	138,966	5,295,149
Total Investments, at value	$74,981,896	$53,777,818	$138,966	$128,898,680

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$138,966	$—	$138,966
Total Investments, at value	$—	$—	$—	$—	$—	$—	$138,966	$—	$138,966

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING GREATER CHINA FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 97.6%
		China: 36.1%
449,000		361 Degrees International Ltd.	$435,596	1.0
4,114,000		Bank of China Ltd.	2,471,000	5.5
1,028,000		China Construction Bank	982,772	2.2
199,000		China High Speed Transmission Equipment Group Co., Ltd.	407,557	0.9
276,000		China Life Insurance Co., Ltd.	1,213,375	2.7
880,000		China National Materials Co. Ltd	785,544	1.7
882,000		China Petroleum & Chemical Corp.	839,191	1.8
1,489,000		Evergrande Real Estate Group Ltd.	633,789	1.4
358,000		Guangzhou Automobile Group Co., Ltd.	544,996	1.2
893,000		Industrial and Commercial Bank of China Ltd.	721,449	1.6
612,000		PetroChina Co., Ltd.	753,332	1.7
60,000		Ping An Insurance Group Co. of China Ltd.	648,702	1.4
553,000	@	Real Gold Mining Ltd.	988,411	2.2
1,258,000		Shanghai Forte Land Co.	375,090	0.8
394,500		Shimao Property Holdings Ltd.	653,615	1.4
17,400		Tencent Holdings Ltd.	399,980	0.9
194,200	@	Xinjiang Goldwind Science & Technology Co., Ltd.	502,333	1.1
346,000		Yanzhou Coal Mining Co., Ltd.	1,001,071	2.2
149,500		Zhaojin Mining Industry Co., Ltd.	466,612	1.0
		Other Securities	1,519,972	3.4
			16,344,387	36.1

		Hong Kong: 38.4%
394,500		BOC Hong Kong Holdings Ltd.	1,240,795	2.7
48,000		Cheung Kong Holdings Ltd.	733,160	1.6
243,500		China Mobile Ltd.	2,486,698	5.5
446,000		Chow Sang Sang Holdings International Ltd.	1,174,310	2.6
556,000		CNOOC Ltd.	1,160,771	2.6
226,000		Dah Sing Banking Group Ltd.	387,589	0.9
2,456,000	@	Fook Woo Group Holdings Ltd.	870,708	1.9
34,700		Hong Kong Exchanges and Clearing Ltd.	765,956	1.7
167,500		HongKong Electric Holdings	1,064,845	2.4
48,000		Hutchison Whampoa Ltd.	474,059	1.0
132,000		Hysan Development Co., Ltd.	511,228	1.1
108,000		Kerry Properties Ltd.	599,985	1.3
251,000		New World Development Ltd.	497,462	1.1
233,500		Ports Design Ltd.	565,966	1.3
86,000		Shanghai Industrial Holdings Ltd.	397,089	0.9
2,518,000	@	Shougang Concord International Enterprises Co., Ltd.	423,700	0.9
43,000		Sun Hung Kai Properties Ltd.	739,693	1.6
156,000		Wharf Holdings Ltd.	1,027,142	2.3
		Other Securities	2,251,368	5.0
			17,372,524	38.4

		Taiwan: 23.1%
429,250		Cathay Financial Holding Co., Ltd.	656,136	1.5
958,913		China Life Insurance Co., Ltd.	778,135	1.7
590,520		Chinatrust Financial Holding Co., Ltd.	368,655	0.8
178,000		Chunghwa Telecom Co., Ltd.	416,365	1.8
16,399		Chunghwa Telecom Co., Ltd. ADR	383,737
1,351,701		E.Sun Financial Holding Co., Ltd.	694,266	1.5
19,040		High Tech Computer Corp.	431,778	1.0
176,960		HON HAI Precision Industry Co., Ltd.	669,269	1.5
144,186		Huaku Development Co. Ltd	399,190	0.9
289,439		Lite-On Technology Corp.	382,317	0.8
127,000		Novatek Microelectronics Corp. Ltd.	370,291	0.8
208,000		Taiwan Fertilizer Co., Ltd.	709,227	1.6
901,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,853,641	4.1
281,000		The Ambassador Hotel	444,283	1.0
		Other Securities	1,868,668	4.1
			10,425,958	23.1

		Total Common Stock
		(Cost $34,645,827)	44,142,869	97.6

REAL ESTATE INVESTMENT TRUSTS: 0.6%
		Hong Kong: 0.6%
		Other Securities	274,693	0.6

		Total Real Estate Investment Trusts
		(Cost $249,408)	274,693	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GREATER CHINA FUND

Shares		Value	Percent of Net Assets

WARRANTS: 0.0%
	Hong Kong: 0.0%
	Other Securities	$3,638	0.0

	Total Warrants
	(Cost $—)	3,638	0.0

	Total Investments in Securities
	(Cost $34,895,235)*	$44,421,200	98.2
	Other Assets and Liabilities — Net	813,103	1.8
	Net Assets	$45,234,303	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $36,444,104.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,334,542
Gross Unrealized Depreciation	(1,357,446)
Net Unrealized Appreciation	$7,977,096

Industry	Percentage of Net Assets
Consumer Discretionary	8.1%
Consumer Staples	1.6
Energy	8.8
Financials	42.9
Industrials	8.1
Information Technology	11.1
Materials	7.4
Telecommunication Services	7.8
Utilities	2.4
Other Assets and Liabilities — Net	1.8
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
China	$1,162,583	$15,181,804	$—	$16,344,387
Hong Kong	634,131	16,738,393	—	17,372,524
Taiwan	383,737	10,042,221	—	10,425,958
Total Common Stock	2,180,451	41,962,418	—	44,142,869
Real Estate Investment Trusts	—	274,693	—	274,693
Warrants	3,638	—	—	3,638
Total Investments, at value	$2,184,089	$42,237,111	$—	$44,421,200

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 95.0%
		Australia: 7.4%
32,125		Australia & New Zealand Banking Group Ltd.	$783,743	0.6
40,159		BHP Billiton Ltd.	1,659,416	1.2
21,386		Commonwealth Bank of Australia	1,028,092	0.7
29,349		Woolworths Ltd.	814,754	0.6
		Other Securities	5,969,352	4.3
			10,255,357	7.4

		Austria: 0.4%
		Other Securities	600,072	0.4

		Belgium: 1.5%
17,514		Anheuser-Busch InBev NV	1,099,948	0.8
22,249	@	Anheuser-Busch InBev NV VVPR Strips	93
		Other Securities	964,347	0.7
			2,064,388	1.5

		Denmark: 1.3%
8,046		Novo-Nordisk A/S	844,845	0.6
		Other Securities	986,318	0.7
			1,831,163	1.3

		Finland: 2.8%
		Other Securities	3,881,102	2.8

		France: 6.6%
13,757		BNP Paribas	1,006,268	0.7
14,038		Sanofi-Aventis	983,530	0.7
6,820		Schneider Electric S.A.	968,998	0.7
27,547		Total S.A.	1,499,499	1.1
34,541		Vivendi	987,015	0.7
		Other Securities	3,691,038	2.7
			9,136,348	6.6

		Germany: 7.6%
6,739		Allianz AG	843,910	0.6
15,726		BASF AG	1,143,466	0.8
13,688		Deutsche Bank AG	788,510	0.6
36,742		E.ON AG	1,150,041	0.9
9,864		RWE AG	706,855	0.5
15,672		SAP AG	816,498	0.6
13,581		Siemens AG	1,549,802	1.1
		Other Securities	3,457,575	2.5
			10,456,657	7.6

		Greece: 0.4%
		Other Securities	552,898	0.4

		Hong Kong: 2.8%
		Other Securities	3,805,278	2.8

		Israel: 0.8%
		Other Securities	1,119,418	0.8

		Italy: 3.2%
175,486		Enel S.p.A.	1,002,399	0.7
585,061		Telecom Italia S.p.A. RNC	806,847	0.6
		Other Securities	2,646,452	1.9
			4,455,698	3.2

		Japan: 19.6%
19,800		Canon, Inc.	911,459	0.7
12,900		East Japan Railway Co.	796,621	0.6
38,900		Mitsubishi Corp.	934,366	0.7
183,397		Mitsubishi UFJ Financial Group, Inc.	851,146	0.6
55,092		Mitsui & Co., Ltd.	866,454	0.6
18,051		Takeda Pharmaceutical Co., Ltd.	846,163	0.6
35,200		Tokyo Electric Power Co., Inc.	840,511	0.6
32,690		Toyota Motor Corp.	1,157,889	0.8
		Other Securities	19,887,116	14.4
			27,091,725	19.6

		Kazakhstan: 0.3%
		Other Securities	389,295	0.3

		Netherlands: 5.0%
29,180		Koninklijke Philips Electronics NV	890,063	0.6
27,859		Royal Dutch Shell PLC — Class A	904,120	1.4
33,131		Royal Dutch Shell PLC — Class B	1,060,252
525		Royal Dutch Shell PLC	17,030
37,844		Unilever NV	1,123,862	0.8
		Other Securities	2,975,392	2.2
			6,970,719	5.0

		New Zealand: 0.2%
		Other Securities	309,208	0.2

		Norway: 0.1%
		Other Securities	155,155	0.1

		Portugal: 0.4%
		Other Securities	546,081	0.4

		Singapore: 1.3%
		Other Securities	1,760,309	1.3

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Spain: 3.7%
112,327		Banco Santander Central Hispano S.A.	$1,441,785	1.1
29,170		Repsol YPF S.A.	808,900	0.6
41,982		Telefonica S.A.	1,134,465	0.8
		Other Securities	1,653,316	1.2
			5,038,466	3.7
		Sweden: 4.5%
41,879		Atlas Copco AB — Class B	814,622	0.6
		Other Securities	5,413,547	3.9
			6,228,169	4.5

		Switzerland: 6.1%
15,947		Compagnie Financiere Richemont S.A.	795,408	0.6
33,672		Nestle S.A.	1,844,367	1.3
31,241		Novartis AG	1,810,189	1.3
8,823		Roche Holding AG — Genusschein	1,295,694	1.0
49,766	@	UBS AG — Reg	845,402	0.6
		Other Securities	1,809,257	1.3
			8,400,317	6.1

		United Kingdom: 19.0%
17,325		AstraZeneca PLC	871,485	0.6
43,256		BHP Billiton PLC	1,532,352	1.1
277,842		BP PLC	1,888,550	1.4
38,845		British American Tobacco PLC	1,479,858	1.1
60,470		Diageo PLC	1,115,532	0.8
51,938		GlaxoSmithKline PLC	1,014,226	0.7
207,589		HSBC Holdings PLC	2,160,524	1.6
99,631		National Grid PLC	942,161	0.7
16,482		Rio Tinto PLC	1,070,516	0.8
30,240		Standard Chartered PLC	874,692	0.6
572,569		Vodafone Group PLC	1,565,185	1.1
		Other Securities	11,800,884	8.5
			26,315,965	19.0
		Total Common Stock (Cost $114,698,421)	131,363,788	95.0

REAL ESTATE INVESTMENT TRUSTS: 1.8%
		Australia: 0.6%
		Other Securities	862,824	0.6

		France: 0.1%
		Other Securities	131,239	0.1

		Hong Kong: 0.2%
		Other Securities	206,792	0.2

		Japan: 0.5%
		Other Securities	700,343	0.5

		Singapore: 0.2%
		Other Securities	301,182	0.2

		United Kingdom: 0.2%
		Other Securities	343,018	0.2
		Total Real Estate Investment Trusts (Cost $2,152,846)	2,545,398	1.8

EXCHANGE-TRADED FUNDS: 1.4%
		Developed Markets: 1.4%
35,000		iShares MSCI EAFE Index Fund	1,995,350	1.4
		Total Exchange-Traded Funds
		(Cost $1,775,314)	1,995,350	1.4

PREFERRED STOCK: 0.7%
		Germany: 0.7%
3,560		RWE AG	241,056	0.2
		Other Securities	660,630	0.5
		Total Preferred Stock (Cost $767,494)	901,686	0.7

RIGHTS: 0.0%
		United Kingdom: 0.0%
3,780		Standard Chartered PLC	31,829	0.0
		Total Rights
		(Cost $—)	31,829	0.0
		Total Long-Term Investments (Cost $119,394,075)	136,838,051	98.9

SHORT-TERM INVESTMENTS: 0.1%
		Affiliated Mutual Fund: 0.1%
124,000		ING Institutional Prime Money Market Fund — Class I	124,000	0.1

		Total Short-Term Investments (Cost $124,000)	124,000	0.1

		Total Investments in Securities (Cost $119,518,075)*	$136,962,051	99.0
		Other Assets and Liabilities — Net	1,388,684	1.0

		Net Assets	$138,350,735	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

*	Cost for federal income tax purposes is $124,695,213.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,572,178
Gross Unrealized Depreciation	(6,305,340)
Net Unrealized Appreciation	$12,266,838

Industry	Percentage of Net Assets
Consumer Discretionary	10.1%
Consumer Staples	10.0
Energy	7.3
Financials	23.9
Health Care	8.4
Industrials	11.8
Information Technology	4.6
Materials	10.4
Telecommunication Services	5.8
Utilities	5.2
Other Long-Term Investments	1.4
Short-Term Investments	0.1
Other Assets and Liabilities — Net	1.0
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$10,255,357	$—	$10,255,357
Austria	—	600,072	—	600,072
Belgium	93	2,064,295	—	2,064,388
Denmark	—	1,831,163	—	1,831,163
Finland	—	3,881,102	—	3,881,102
France	—	9,136,348	—	9,136,348
Germany	—	10,456,657	—	10,456,657
Greece	—	552,898	—	552,898
Hong Kong	—	3,805,278	—	3,805,278
Israel	—	1,119,418	—	1,119,418
Italy	—	4,455,698	—	4,455,698
Japan	—	27,091,725	—	27,091,725
Kazakhstan	—	389,295	—	389,295
Netherlands	—	6,970,719	—	6,970,719
New Zealand	—	309,208	—	309,208
Norway	—	155,155	—	155,155
Portugal	—	546,081	—	546,081
Singapore	—	1,760,309	—	1,760,309
Spain	—	5,038,466	—	5,038,466
Sweden	—	6,228,169	—	6,228,169
Switzerland	—	8,400,317	—	8,400,317
United Kingdom	72,800	26,243,165	—	26,315,965
Total Common Stock	72,893	131,290,895	—	131,363,788
Real Estate Investment Trusts	—	2,545,398	—	2,545,398
Exchange-Traded Funds	1,995,350	—	—	1,995,350
Preferred Stock	660,630	241,056	—	901,686
Rights	31,829	—	—	31,829
Short-Term Investments	124,000	—	—	124,000
Total Investments, at value	$2,884,702	$134,077,349	$—	$136,962,051

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Liabilities Table
Other Financial Instruments+:
Futures	$(1,000)	$—	$—	$(1,000)
Total Liabilities	$(1,000)	$—	$—	$(1,000)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ING Index Plus International Equity Fund Open Futures Contracts on October 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Depreciation
Long Contracts
E-Mini MSCI EAFE Index	13	12/17/10	$1,049,880	$(1,000)
			$1,049,880	$(1,000)

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL
APPRECIATION FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 99.1%
		Australia: 6.2%
48,531		BHP Billiton Ltd.	$2,005,357	1.9
34,559		CSL Ltd.	1,114,493	1.1
37,830		Macquarie Group Ltd.	1,345,051	1.3
24,018		Rio Tinto Ltd.	1,954,637	1.9
			6,419,538	6.2

		Belgium: 1.7%
27,426		Anheuser-Busch InBev NV	1,722,461	1.7

		Brazil: 6.6%
87,788	L	Cia Energetica de Minas Gerais ADR	1,566,138	1.5
70,910		Itau Unibanco Holding SA ADR	1,741,550	1.7
38,766		Petroleo Brasileiro SA ADR	1,322,696	1.3
67,060		Vale S.A. ADR	2,155,308	2.1
			6,785,692	6.6

		Canada: 6.3%
26,145		Bank of Nova Scotia	1,399,019	1.4
69,955		Cameco Corp.	2,165,809	2.1
101,880		Manulife Financial Corp.	1,293,876	1.2
50,759		Suncor Energy, Inc.	1,624,796	1.6
			6,483,500	6.3

		Chile: 1.4%
27,563		Sociedad Quimica y Minera de Chile SA ADR	1,427,763	1.4

		China: 8.4%
1,384,000		China Communications Construction Co., Ltd.	1,327,217	1.3
415,500		China Merchants Bank Co., Ltd.	1,183,949	1.1
1,504,000		Industrial and Commercial Bank of China Ltd.	1,215,072	1.2
16,244	@	New Oriental Education & Technology Group ADR	1,744,118	1.7
1,098,000		PetroChina Co., Ltd.	1,351,566	1.3
82,700		Tencent Holdings Ltd.	1,901,056	1.8
			8,722,978	8.4

		Denmark: 2.2%
12,761		Novo-Nordisk A/S	1,339,929	1.3
		Other Securities	946,011	0.9
			2,285,940	2.2

		France: 6.8%
68,945		AXA S.A.	1,257,351	1.2
22,812		BNP Paribas	1,668,605	1.6
25,779		Electricite de France SA	1,182,661	1.1
15,776		Iliad S.A.	1,777,190	1.7
21,969		Total SA ADR	1,196,871	1.2
			7,082,678	6.8

		Germany: 7.3%
24,056		Adidas AG	1,566,820	1.5
44,071	L	Aixtron AG	1,435,099	1.4
21,260		Bayerische Motoren Werke AG	1,523,756	1.5
16,730		Deutsche Boerse AG	1,176,935	1.1
9,036		Wacker Chemie AG	1,863,442	1.8
			7,566,052	7.3

		Hong Kong: 5.6%
1,394,000	L	Agile Property Holdings Ltd.	1,838,719	1.8
678,000		China Resources Land Ltd.	1,339,949	1.3
238,315		Esprit Holdings Ltd.	1,286,235	1.2
252,425		Li & Fung Ltd.	1,336,546	1.3
			5,801,449	5.6

		India: 1.5%
9,013		HDFC Bank Ltd. ADR	1,558,888	1.5

		Israel: 1.2%
23,918		Teva Pharmaceutical Industries Ltd. ADR	1,241,344	1.2

		Italy: 1.4%
33,779		Saipem S.p.A.	1,500,753	1.4

		Japan: 10.6%
29,600		Canon, Inc.	1,362,585	1.3
14,900		Fanuc Ltd.	2,157,068	2.1
9,800		SMC Corp.	1,496,056	1.4
473		Sony Financial Holdings, Inc.	1,644,917	1.6
38,700		Toyota Motor Corp.	1,370,764	1.3
		Other Securities	2,976,785	2.9
			11,008,175	10.6

		Luxembourg: 1.9%
21,036		Millicom International Cellular S.A.	1,990,006	1.9

		Mexico: 1.4%
51,263	L	Wal-Mart de Mexico SA de CV ADR	1,405,119	1.4

		Russia: 1.1%
52,359		OAO Gazprom ADR	1,144,044	1.1

		South Korea: 1.5%
4,776	@	Samsung Electronics Co., Ltd. GDR	1,581,035	1.5

		Spain: 1.1%
88,963		Banco Santander Central Hispano S.A.	1,141,894	1.1

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL
APPRECIATION FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Sweden: 1.7%
84,623		Atlas Copco AB — Class A	$1,768,471	1.7

		Switzerland: 8.3%
53,853	@	ABB Ltd.	1,115,496	1.1
21,746		Compagnie Financiere Richemont S.A.	1,084,652	1.0
83,010	@, L	Logitech International S.A.	1,559,758	1.5
24,377		Nestle S.A.	1,335,238	1.3
20,740		Novartis AG	1,201,732	1.1
8,940		Roche Holding AG — Genusschein	1,312,876	1.3
		Other Securities	994,767	1.0
			8,604,519	8.3

		United Kingdom: 14.9%
27,993		Anglo American PLC	1,304,283	1.3
216,509		ARM Holdings PLC	1,264,040	1.2
87,222	@	Autonomy Corp. PLC	2,042,213	2.0
83,988		BG Group PLC	1,634,930	1.6
135,688		British Sky Broadcasting PLC	1,536,190	1.5
24,697		HSBC Holdings PLC ADR	1,286,961	1.2
180,074		Prudential PLC	1,821,283	1.8
49,800		Standard Chartered PLC	1,440,465	1.4
214,871		Tesco PLC	1,470,503	1.4
47,633		Vedanta Resources PLC	1,584,015	1.5
			15,384,883	14.9
		Total Common Stock (Cost $88,586,908)	102,627,182	99.1

EXCHANGE-TRADED FUNDS: 0.4%
		Developed Markets: 0.3%
		Other Securities	331,969	0.3

		United States: 0.1%
		Other Securities	97,875	0.1
		Total Exchange-Traded Funds (Cost $427,503)	429,844	0.4
		Total Long-Term Investments (Cost $89,014,411)	103,057,026	99.5

SHORT-TERM INVESTMENTS: 3.6%
		Securities Lending Collateralcc: 3.6%
3,650,029		BNY Mellon Overnight Government Fund(1)	$3,650,029	3.5
79,764	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	63,811	0.1
		Total Short-Term Investments (Cost $3,729,793)	3,713,840	3.6

		Total Investments in Securities (Cost $92,744,204)*	$106,770,866	103.1
		Other Assets and Liabilities — Net	(3,260,307)	(3.1)

		Net Assets	$103,510,559	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

R	Restricted security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L	Loaned security, a portion or all of the security is on loan at October 31, 2010.

*	Cost for federal income tax purposes is $96,338,629.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$17,580,725
Gross Unrealized Depreciation	(7,148,488)
Net Unrealized Appreciation	$10,432,237

Industry	Percentage of Net Assets
Consumer Discretionary	12.1%
Consumer Staples	5.7
Energy	11.5
Financials	24.5
Health Care	6.0
Industrials	9.4
Information Technology	10.8
Materials	12.8
Telecommunication Services	3.6
Utilities	2.7
Other Long-Term Investments	0.4
Short-Term Investments	3.6
Other Assets and Liabilities — Net	(3.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL
APPRECIATION FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$6,419,538	$—	$6,419,538
Belgium	—	1,722,461	—	1,722,461
Brazil	5,044,142	1,741,550	—	6,785,692
Canada	6,483,500	—	—	6,483,500
Chile	—	1,427,763	—	1,427,763
China	1,744,118	6,978,860	—	8,722,978
Denmark	—	2,285,940	—	2,285,940
France	1,196,871	5,885,807	—	7,082,678
Germany	—	7,566,052	—	7,566,052
Hong Kong	—	5,801,449	—	5,801,449
India	1,558,888	—	—	1,558,888
Israel	1,241,344	—	—	1,241,344
Italy	—	1,500,753	—	1,500,753
Japan	—	11,008,175	—	11,008,175
Luxembourg	1,990,006	—	—	1,990,006
Mexico	1,405,119	—	—	1,405,119
Russia	1,144,044	—	—	1,144,044
South Korea	1,581,035	—	—	1,581,035
Spain	—	1,141,894	—	1,141,894
Sweden	—	1,768,471	—	1,768,471
Switzerland	1,559,758	7,044,761	—	8,604,519
United Kingdom	1,286,961	14,097,922	—	15,384,883
Total Common Stock	26,235,786	76,391,396	—	102,627,182
Exchange-Traded Funds	429,844	—	—	429,844
Short-Term Investments	3,650,029	—	63,811	3,713,840
Total Investments, at value	$30,315,659	$76,391,396	$63,811	$106,770,866

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$63,811	$—	$63,811
Total Investments, at value	$—	$—	$—	$—	$—	$—	$63,811	$—	$63,811

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING INTERNATIONAL REAL ESTATE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 51.6%
		Australia: 0.9%
771,400		Lend Lease Corp. Ltd.	$5,445,952	0.9

		Canada: 2.4%
892,250		Brookfield Properties Co.	15,516,228	2.4

		France: 0.3%
		Other Securities	2,029,234	0.3

		Hong Kong: 21.6%
2,289,965		Cheung Kong Holdings Ltd.	34,977,314	5.5
1,408,700		Great Eagle Holding Co.	4,221,229	0.7
1,195,700		Hang Lung Group Ltd.	7,951,153	1.2
2,075,900		Hang Lung Properties Ltd.	10,183,019	1.6
2,368,300		Hongkong Land Holdings Ltd.	16,350,265	2.5
1,105,600		Kerry Properties Ltd.	6,142,070	1.0
2,909,700		Sun Hung Kai Properties Ltd.	50,053,109	7.8
986,350		Wharf Holdings Ltd.	6,494,371	1.0
		Other Securities	2,107,267	0.3
			138,479,797	21.6

		India: 0.1%
		Other Securities	747,936	0.1

		Japan: 14.5%
527,400		Daiwa House Industry Co., Ltd.	5,683,462	0.9
2,765,500		Mitsubishi Estate Co., Ltd.	48,447,245	7.6
872,277		Mitsui Fudosan Co., Ltd.	16,494,992	2.6
864,100		Sumitomo Realty & Development Co., Ltd.	18,823,274	2.9
		Other Securities	3,223,082	0.5
			92,672,055	14.5

		Norway: 0.5%
1,742,010	@	Norwegian Property ASA	3,274,417	0.5

		Philippines: 0.3%
		Other Securities	1,843,085	0.3

		Singapore: 6.6%
8,890,100		CapitaLand Ltd.	26,816,836	4.2
813,900		City Developments Ltd.	8,031,170	1.3
4,042,100	@	Global Logistic Properties Ltd.	7,245,362	1.1
			42,093,368	6.6

		Sweden: 1.2%
247,067		Castellum AB	3,237,108	0.5
394,433		Hufvudstaden AB	4,410,685	0.7
			7,647,793	1.2

		Switzerland: 1.1%
98,990	@	Swiss Prime Site AG	7,106,012	1.1

		United Kingdom: 2.1%
4,875,400	@	LXB Retail Properties PLC	7,957,328	1.2
		Other Securities	5,443,311	0.9
			13,400,639	2.1
		Total Common Stock (Cost $270,985,547)	330,256,516	51.6

REAL ESTATE INVESTMENT TRUSTS: 47.2%
		Australia: 15.6%
3,402,100		CFS Retail Property Trust	6,194,269	1.0
14,028,457		Dexus Property Group	11,425,302	1.8
15,113,822		Goodman Group	9,348,620	1.4
3,770,340		GPT Group	10,327,669	1.6
12,696,700	**	ING Office Fund	7,673,613	1.2
2,601,317		Mirvac Group	3,310,013	0.5
3,577,100		Stockland	13,246,651	2.1
3,010,979		Westfield Group	36,620,587	5.7
		Other Securities	1,920,585	0.3
			100,067,309	15.6

		Canada: 3.2%
174,700		Cominar Real Estate Investment Trust	3,715,308	0.6
572,200		RioCan Real Estate Investment Trust	12,931,866	2.0
		Other Securities	3,848,932	0.6
			20,496,106	3.2

		France: 9.4%
176,526		Klepierre	6,871,926	1.1
153,332		Mercialys	6,104,756	1.0
203,422		Unibail	42,443,511	6.6
		Other Securities	4,456,771	0.7
			59,876,964	9.4

		Hong Kong: 1.1%
2,344,400		Link Real Estate Investment Trust	7,235,851	1.1

		Japan: 4.3%
486		Frontier Real Estate Investment Corp.	3,902,237	0.6
835		Japan Real Estate Investment Corp.	8,038,470	1.3
1,024		Kenedix Realty Investment Corp.	4,073,766	0.6
484		United Urban Investment Corp.	3,322,586	0.5
		Other Securities	8,048,218	1.3
			27,385,277	4.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING INTERNATIONAL REAL ESTATE FUND

Shares		Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: (continued)
	Netherlands: 1.5%
61,260	Corio NV	$4,502,868	0.7
79,440	Eurocommercial Properties NV	3,932,316	0.6
	Other Securities	1,278,336	0.2
		9,713,520	1.5

	Singapore: 3.7%
8,002,900	CapitaCommercial Trust	9,251,712	1.4
7,877,583	CapitaMall Trust	12,100,912	1.9
	Other Securities	2,604,665	0.4
		23,957,289	3.7

	United Kingdom: 8.4%
1,126,432	British Land Co. PLC	9,196,665	1.4
335,860	Derwent Valley Holdings PLC	8,183,301	1.3
668,310	Great Portland Estates PLC	3,700,982	0.6
755,608	Hammerson PLC	5,076,620	0.8
2,017,991	Land Securities Group PLC	21,882,646	3.4
701,224	Segro PLC	3,331,547	0.5
	Other Securities	2,215,710	0.4
		53,587,471	8.4
	Total Real Estate Investment Trusts (Cost $244,088,545)	302,319,787	47.2

	Total Investments in Securities (Cost $515,074,092)*	$632,576,303	98.8
	Other Assets and Liabilities — Net	7,855,389	1.2

	Net Assets	$640,431,692	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

**	Investment in affiliate

*	Cost for federal income tax purposes is $601,389,650.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$88,232,840
Gross Unrealized Depreciation	(57,046,187)
Net Unrealized Appreciation	$31,186,653

Industry	Percentage of Net Assets
Affiliated Investment Companies	1.2%
Consumer Discretionary	0.3
Financials	97.3
Other Assets and Liabilities — Net	1.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING INTERNATIONAL REAL ESTATE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$5,445,952	$—	$5,445,952
Canada	15,516,228	—	—	15,516,228
France	—	2,029,234	—	2,029,234
Hong Kong	—	138,479,797	—	138,479,797
India	—	747,936	—	747,936
Japan	—	92,672,055	—	92,672,055
Norway	—	3,274,417	—	3,274,417
Philippines	—	1,843,085	—	1,843,085
Singapore	7,245,362	34,848,006	—	42,093,368
Sweden	—	7,647,793	—	7,647,793
Switzerland	—	7,106,012	—	7,106,012
United Kingdom	437,419	12,963,220	—	13,400,639
Total Common Stock	23,199,009	307,057,507	—	330,256,516
Real Estate Investment Trusts	20,496,106	281,823,681	—	302,319,787
Total Investments, at value	$43,695,115	$588,881,188	$—	$632,576,303

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP
MULTI-MANAGER FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 96.4%
		Australia: 5.6%
357,607		Amcor Ltd.	$2,356,469	0.5
180,546		Caltex Australia Ltd.	2,056,733	0.5
258,830		Computershare Ltd.	2,569,995	0.6
375,288	@	Iluka Resources Ltd.	2,483,921	0.6
1,237,551		John Fairfax Holdings Ltd.	1,758,182	0.4
110,841		Sims Group Ltd.	1,780,208	0.4
		Other Securities	11,369,799	2.6
			24,375,307	5.6

		Austria: 1.4%
18,709		Mayr Melnhof Karton AG	2,023,242	0.4
		Other Securities	4,242,303	1.0
			6,265,545	1.4

		Belgium: 1.8%
		Other Securities	7,675,130	1.8

		Bermuda: 0.4%
		Other Securities	1,829,022	0.4

		Brazil: 0.5%
		Other Securities	2,013,105	0.5

		Canada: 4.3%
83,500		Alimentation Couche-Tard, Inc.	1,982,910	0.5
173,166	@	CGI Group, Inc. — Class A	2,663,962	0.6
54,300		Dorel Industries, Inc.	1,830,409	0.4
		Other Securities	12,234,219	2.8
			18,711,500	4.3

		China: 1.5%
		Other Securities	6,616,154	1.5

		Denmark: 0.8%
		Other Securities	3,646,048	0.8

		Finland: 0.2%
		Other Securities	1,079,539	0.2

		France: 5.4%
55,000		Bourbon S.A.	2,506,536	0.6
180,000		Groupe Eurotunnel S.A.	1,790,706	0.4
57,660	@	Peugeot S.A.	2,306,461	0.5
67,638		Rallye SA	2,645,804	0.6
26,141		Rubis	2,898,369	0.7
46,124	@	Valeo S.A.	2,493,206	0.6
		Other Securities	8,822,311	2.0
			23,463,393	5.4

		Germany: 8.0%
40,180		Aurubis AG	2,064,861	0.5
56,682		Bechtle AG	2,130,246	0.5
195,000		Freenet AG	2,472,520	0.6
37,414		MTU Aero Engines Holding AG	2,257,706	0.5
43,000		Rheinmetall AG	3,094,513	0.7
		Other Securities	22,815,350	5.2
			34,835,196	8.0

		Greece: 0.0%
		Other Securities	115,517	0.0

		Hong Kong: 4.0%
4,100,000		Johnson Electric Holdings Ltd.	2,160,163	0.5
		Other Securities	15,176,104	3.5
			17,336,267	4.0

		India: 2.2%
141,653		Canara Bank	2,304,793	0.5
787,114		Dena Bank	2,427,745	0.6
		Other Securities	4,884,360	1.1
			9,616,898	2.2

		Indonesia: 0.4%
		Other Securities	1,640,226	0.4

		Ireland: 1.4%
86,000		DCC PLC	2,487,337	0.6
		Other Securities	3,751,016	0.8
			6,238,353	1.4

		Israel: 0.2%
		Other Securities	919,004	0.2

		Italy: 3.1%
203,333		Azimut Holding S.p.A.	2,073,777	0.5
		Other Securities	11,475,184	2.6
			13,548,961	3.1

		Japan: 17.1%
		Other Securities	74,351,739	17.1

		Luxembourg: 0.6%
583,000	@	L’OCCITANE International	1,719,354	0.4
		Other Securities	692,431	0.2
			2,411,785	0.6

		Malaysia: 0.4%
		Other Securities	1,598,220	0.4

		Mexico: 0.0%
		Other Securities	43,620	0.0

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP
MULTI-MANAGER FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		Netherlands: 3.5%
115,000		Delta Lloyd NV	$2,377,692	0.5
41,000		Fugro NV	2,902,592	0.7
73,000		Imtech NV	2,452,458	0.6
81,811		Ten Cate NV	2,700,910	0.6
		Other Securities	4,847,395	1.1
			15,281,047	3.5

		New Zealand: 0.5%
357,507		Fletcher Building Ltd.	2,239,979	0.5

		Norway: 1.0%
		Other Securities	4,501,003	1.0

		Pakistan: 0.1%
		Other Securities	254,133	0.1

		Poland: 0.0%
		Other Securities	59,305	0.0

		Portugal: 0.1%
		Other Securities	240,257	0.1

		Singapore: 3.4%
2,261,000	@	Biosensors International Group Ltd.	1,961,931	0.5
76,203		China Yuchai International Ltd.	1,952,321	0.5
548,000		SIA Engineering Co., Ltd.	1,838,694	0.4
		Other Securities	8,901,201	2.0
			14,654,147	3.4

		South Korea: 2.3%
13,327		Glovis Co., Ltd.	1,889,639	0.4
14,425		Samsung SDI Co., Ltd.	1,981,393	0.5
41,577		SeAH Steel Corp.	1,860,592	0.4
		Other Securities	4,266,297	1.0
			9,997,921	2.3

		Spain: 0.6%
		Other Securities	2,576,689	0.6

		Sweden: 1.7%
220,000	@	Byggmax Group AB	1,770,302	0.4
115,050		NCC AB	2,454,857	0.6
		Other Securities	3,210,338	0.7
			7,435,497	1.7

		Switzerland: 5.9%
148,719	@, L	Clariant AG	2,515,157	0.6
4,478		Forbo Holding AG	2,411,886	0.5
115,608	@	GAM Holding AG	1,826,482	0.4
63,000	@	Gategroup Holding AG	2,919,444	0.7
12,218		Valora Holding AG	3,227,061	0.7
		Other Securities	12,874,822	3.0
			25,774,852	5.9

		Taiwan: 1.0%
		Other Securities	4,248,675	1.0

		Thailand: 0.5%
3,302,900		Krung Thai Bank PCL	1,862,384	0.4
		Other Securities	321,515	0.1
			2,183,899	0.5

		United Arab Emirates: 0.5%
		Other Securities	2,072,430	0.5

		United Kingdom: 15.7%
144,465		Atkins WS PLC	1,744,308	0.4
657,302		Home Retail Group	2,304,993	0.5
65,667		Next PLC	2,404,360	0.6
		Other Securities	62,008,627	14.2
			68,462,288	15.7

		United States: 0.3%
		Other Securities	1,326,933	0.3

		Total Common Stock
		(Cost $355,658,026)	419,639,584	96.4

REAL ESTATE INVESTMENT TRUSTS: 0.8%
		Australia: 0.3%
		Other Securities	1,087,033	0.3

		Canada: 0.1%
		Other Securities	229,758	0.1

		China: 0.0%
		Other Securities	46,547	0.0

		Greece: 0.1%
		Other Securities	584,477	0.1

		Japan: 0.1%
		Other Securities	166,524	0.1

		Singapore: 0.0%
		Other Securities	160,768	0.0

		United Kingdom: 0.2%
		Other Securities	974,609	0.2

		Total Real Estate Investment Trusts
		(Cost $2,966,828)	3,249,716	0.8

PREFERRED STOCK: 0.9%
		Germany: 0.9%
19,767		Draegerwerk AG	1,655,859	0.4
		Other Securities	2,110,168	0.5

		Total Preferred Stock
		(Cost $1,709,527)	3,766,027	0.9

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP
MULTI-MANAGER FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

RIGHTS: 0.0%
		Australia: 0.0%
		Other Securities	$331	0.0

		Belgium: 0.0%
		Other Securities	36,897	0.0

		Cayman Islands: 0.0%
		Other Securities	22,011	0.0

		Switzerland: 0.0%
63,000		Gategroup Holding AG	—	0.0

		Total Rights
		(Cost $17,168)	59,239	0.0

		Total Long-Term Investments
		(Cost $360,351,549)	426,714,566	98.1

SHORT-TERM INVESTMENTS: 0.8%
		Affiliated Mutual Fund: 0.5%
2,287,236		ING Institutional Prime Money Market Fund —Class I	2,287,236	0.5

		Total Mutual Fund
		(Cost $2,287,236)	2,287,236	0.5

		Securities Lending Collateralcc: 0.3%
1,321,762		BNY Mellon Overnight Government Fund(1)	1,321,762	0.3
79,696	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	63,757	0.0

		Total Securities Lending Collateral
		(Cost $1,401,458)	1,385,519	0.3

		Total Short-Term Investments
		(Cost $3,688,694)	3,672,755	0.8

		Total Investments in Securities
		(Cost $364,040,243)*	$430,387,321	98.9
		Other Assets and Liabilities — Net	4,791,407	1.1
		Net Assets	$435,178,728	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

R	Restricted security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L	Loaned security, a portion or all of the security is on loan at October 31, 2010.

*	Cost for federal income tax purposes is $367,226,244.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$96,202,529
Gross Unrealized Depreciation	(33,041,452)
Net Unrealized Appreciation	$63,161,077

Industry	Percentage of Net Assets
Consumer Discretionary	19.7%
Consumer Staples	7.3
Energy	5.3
Financials	11.3
Health Care	3.5
Industrials	26.1
Information Technology	10.2
Materials	12.4
Telecommunication Services	1.0
Utilities	1.3
Short-Term Investments	0.8
Other Assets and Liabilities — Net	1.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP
MULTI-MANAGER FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$677,564	$23,697,743	$—	$24,375,307
Austria	2,775,980	3,489,565	—	6,265,545
Belgium	1,155,299	6,519,831	—	7,675,130
Bermuda	48,598	1,780,424	—	1,829,022
Brazil	2,013,105	—	—	2,013,105
Canada	18,711,500	—	—	18,711,500
China	1,099,491	5,516,663	—	6,616,154
Denmark	82,724	3,563,324	—	3,646,048
Finland	188,348	891,191	—	1,079,539
France	3,258,902	20,204,491	—	23,463,393
Germany	11,286,590	23,548,606	—	34,835,196
Greece	115,517	—	—	115,517
Hong Kong	160,647	17,175,620	—	17,336,267
India	—	9,616,898	—	9,616,898
Indonesia	—	1,640,226	—	1,640,226
Ireland	333,272	5,905,081	—	6,238,353
Israel	886,134	32,870	—	919,004
Italy	801,600	12,747,361	—	13,548,961
Japan	112,381	74,239,358	—	74,351,739
Luxembourg	—	2,411,785	—	2,411,785
Malaysia	—	1,598,220	—	1,598,220
Mexico	43,620	—	—	43,620
Netherlands	737,384	14,543,663	—	15,281,047
New Zealand	—	2,239,979	—	2,239,979
Norway	1,638,712	2,862,291	—	4,501,003
Pakistan	254,133	—	—	254,133
Poland	—	59,305	—	59,305
Portugal	—	240,257	—	240,257
Singapore	1,952,321	12,701,826	—	14,654,147
South Korea	180,149	9,817,772	—	9,997,921
Spain	—	2,576,689	—	2,576,689
Sweden	1,984,373	5,451,124	—	7,435,497
Switzerland	5,481,129	20,293,723	—	25,774,852
Taiwan	—	4,248,675	—	4,248,675
Thailand	48,631	2,135,268	—	2,183,899
United Arab Emirates	1,049,545	1,022,885	—	2,072,430
United Kingdom	6,883,706	61,578,582	—	68,462,288
United States	1,326,933	—	—	1,326,933
Total Common Stock	65,288,288	354,351,296	—	419,639,584
Real Estate Investment Trusts	229,758	2,973,411	46,547	3,249,716
Preferred Stock	108,480	3,657,547	—	3,766,027
Rights	36,897	22,342	—	59,239
Short-Term Investments	3,608,998	—	63,757	3,672,755
Total Investments, at value	$69,272,421	$361,004,596	$110,304	$430,387,321

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP
MULTI-MANAGER FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Common Stock	$744,766	$—	$—	$—	$(68,403)	$68,403	$—	$(744,766)	$—
Real Estate Investment Trusts	—	—	—	—	—	—	46,547	—	46,547
Short-Term Investments	—	—	—	—	—	—	63,757	—	63,757
Total Investments, at value	$744,766	$—	$—	$—	$(68,403)	$68,403	$110,304	$(744,766)	$110,304

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING INTERNATIONAL VALUE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 96.8%
		Australia: 0.5%
		Other Securities	$6,535,868	0.5

		Bermuda: 0.8%
		Other Securities	10,024,629	0.8

		Brazil: 4.1%
767,000		Banco do Brasil S.A.	14,850,109	1.2
		Other Securities	35,541,963	2.9
			50,392,072	4.1

		Canada: 2.9%
		Other Securities	35,451,255	2.9

		China: 3.8%
17,556,000		China Railway Group Ltd.	14,179,230	1.1
		Other Securities	33,098,383	2.7
			47,277,613	3.8

		Denmark: 1.5%
		Other Securities	18,122,594	1.5

		Finland: 1.1%
473,500		Fortum OYJ	13,429,465	1.1

		France: 11.8%
3,330,020	@	Alcatel S.A.	11,707,123	0.9
554,203		Carrefour S.A.	30,006,542	2.4
147,000		Compagnie Generale des Etablissements Michelin	11,745,648	1.0
856,335		France Telecom S.A.	20,546,279	1.7
374,883		Sanofi-Aventis	26,265,054	2.1
350,504		Total S.A.	19,079,410	1.5
		Other Securities	27,142,449	2.2
			146,492,505	11.8

		Germany: 5.0%
145,000		Allianz AG	18,158,030	1.5
1,488,319		Deutsche Telekom AG	21,560,412	1.7
145,945		Siemens AG	16,654,578	1.4
		Other Securities	5,435,120	0.4
			61,808,140	5.0

		Hong Kong: 2.4%
2,022,000		HongKong Electric Holdings	12,854,433	1.1
5,783,413		Sino Land Co.	12,125,212	1.0
		Other Securities	4,173,316	0.3
			29,152,961	2.4

		Israel: 1.3%
299,500		Teva Pharmaceutical Industries Ltd. ADR	15,544,050	1.3

		Italy: 3.5%
19,406,016		Telecom Italia S.p.A. RNC	23,811,040	1.9
		Other Securities	19,911,840	1.6
			43,722,880	3.5

		Japan: 24.4%
307,400		Astellas Pharma, Inc.	11,435,871	0.9
268,241	L	Canon, Inc. ADR	12,339,086	1.0
575,836		Daiichi Sankyo Co., Ltd.	12,202,905	1.0
396,200		Fuji Photo Film Co., Ltd.	13,217,869	1.1
2,264		Inpex Holdings, Inc.	11,790,333	0.9
513,700		Mitsubishi Corp.	12,338,909	1.0
2,653,100		Mitsubishi UFJ Financial Group, Inc.	12,313,048	1.0
530,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	12,709,135	1.0
486,600		Nippon Telegraph & Telephone Corp.	21,945,860	1.8
529,000		Omron Corp.	12,255,029	1.0
281,100		Ono Pharmaceutical Co., Ltd.	11,944,468	1.0
314,200		Takeda Pharmaceutical Co., Ltd.	14,728,523	1.2
1,044,200		Tokio Marine Holdings, Inc.	29,358,570	2.4
		Other Securities	112,731,150	9.1
			301,310,756	24.4

		Luxembourg: 0.6%
		Other Securities	7,345,394	0.6

		Malaysia: 2.0%
3,956,100		Malayan Banking BHD	11,463,686	0.9
4,798,100		Tenaga Nasional BHD	13,593,999	1.1
			25,057,685	2.0

		Mexico: 0.8%
		Other Securities	10,278,178	0.8

		Netherlands: 7.3%
2,449,547	@	Aegon NV	15,524,746	1.3
433,500	@	European Aeronautic Defence and Space Co. NV	11,403,880	0.9
931,312		Koninklijke Ahold NV	12,872,543	1.0
638,056		Royal Dutch Shell PLC — Class A	20,707,100	1.7
369,800		Unilever NV	10,982,037	0.9
		Other Securities	18,221,264	1.5
			89,711,570	7.3

		New Zealand: 0.4%
		Other Securities	4,683,768	0.4

		Portugal: 0.8%
		Other Securities	9,723,206	0.8

		Russia: 1.1%
		Other Securities	13,881,392	1.1

		Singapore: 0.8%
		Other Securities	10,132,609	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING INTERNATIONAL VALUE FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		South Africa: 0.3%
		Other Securities	$4,174,232	0.3

		South Korea: 1.1%
		Other Securities	13,787,268	1.1

		Spain: 0.5%
		Other Securities	6,307,143	0.5

		Sweden: 0.9%
1,013,260		Telefonaktiebolaget LM Ericsson	11,143,426	0.9

		Switzerland: 6.1%
363,010		Swiss Reinsurance	17,441,587	1.4
865,537	@	UBS AG — Reg	14,703,347	1.2
595,000		Xstrata PLC	11,527,163	0.9
51,403		Zurich Financial Services AG	12,579,210	1.0
		Other Securities	19,542,068	1.6
			75,793,375	6.1

		United Kingdom: 11.0%
263,950		AstraZeneca PLC	13,277,256	1.1
1,338,480		GlaxoSmithKline PLC	26,137,351	2.1
1,491,100		HSBC Holdings PLC	15,518,918	1.2
2,924,900		Kingfisher PLC	11,142,736	0.9
2,202,751		Marks & Spencer Group PLC	15,096,288	1.2
6,251,400		Vodafone Group PLC	17,088,936	1.4
2,526,131		WM Morrison Supermarkets PLC	11,888,638	1.0
		Other Securities	25,865,155	2.1
			136,015,278	11.0

		Total Common Stock
		(Cost $1,219,748,401)	1,197,299,312	96.8

PREFERRED STOCK: 1.3%
		Germany: 1.3%
101,161		Volkswagen AG	15,168,442	1.3

		Total Preferred Stock
		(Cost $8,042,602)	15,168,442	1.3

		Total Long-Term Investments
		(Cost $1,227,791,003)	1,212,467,754	98.1

SHORT-TERM INVESTMENTS: 2.7%
		Affiliated Mutual Fund: 2.4%
29,834,588		ING Institutional Prime Money Market Fund — Class I	29,834,588	2.4

		Total Mutual Fund
		(Cost $29,834,588)	29,834,588	2.4

		Securities Lending Collateralcc: 0.3%
2,922,418		BNY Mellon Overnight Government Fund(1)	2,922,418	0.2
1,202,292	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	961,834	0.1

		Total Securities Lending Collateral
		(Cost $4,124,710)	3,884,252	0.3

		Total Short-Term Investments
		(Cost $33,959,298)	33,718,840	2.7

		Total Investments in Securities
		(Cost $1,261,750,301)*	$1,246,186,594	100.8
		Other Assets and Liabilities — Net	(9,636,462)	(0.8)
		Net Assets	$1,236,550,132	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

R	Restricted security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L	Loaned security, a portion or all of the security is on loan at October 31, 2010.

*	Cost for federal income tax purposes is $1,272,793,048.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$167,400,833
Gross Unrealized Depreciation	(194,007,287)
Net Unrealized Depreciation	$(26,606,454)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING INTERNATIONAL VALUE FUND

Industry	Percentage of Net Assets
Consumer Discretionary	9.2%
Consumer Staples	8.0
Energy	6.0
Financials	25.3
Health Care	11.1
Industrials	5.6
Information Technology	10.0
Materials	4.7
Telecommunication Services	13.9
Utilities	4.3
Short-Term Investments	2.7
Other Assets and Liabilities — Net	(0.8)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$6,535,868	$—	$6,535,868
Bermuda	10,024,629	—	—	10,024,629
Brazil	50,392,072	—	—	50,392,072
Canada	35,451,255	—	—	35,451,255
China	—	47,277,613	—	47,277,613
Denmark	—	18,122,594	—	18,122,594
Finland	—	13,429,465	—	13,429,465
France	—	146,492,505	—	146,492,505
Germany	—	61,808,140	—	61,808,140
Hong Kong	—	29,152,961	—	29,152,961
Israel	15,544,050	—	—	15,544,050
Italy	—	43,722,880	—	43,722,880
Japan	12,339,086	288,971,670	—	301,310,756
Luxembourg	—	7,345,394	—	7,345,394
Malaysia	—	25,057,685	—	25,057,685
Mexico	10,278,178	—	—	10,278,178
Netherlands	—	89,711,570	—	89,711,570
New Zealand	—	4,683,768	—	4,683,768
Portugal	—	9,723,206	—	9,723,206
Russia	13,881,392	—	—	13,881,392
Singapore	—	10,132,609	—	10,132,609
South Africa	—	4,174,232	—	4,174,232
South Korea	—	13,787,268	—	13,787,268
Spain	—	6,307,143	—	6,307,143
Sweden	—	11,143,426	—	11,143,426
Switzerland	—	75,793,375	—	75,793,375
United Kingdom	—	136,015,278	—	136,015,278
Total Common Stock	147,910,662	1,049,388,650	—	1,197,299,312
Preferred Stock	—	15,168,442	—	15,168,442
Short-Term Investments	32,757,006	—	961,834	33,718,840
Total Investments, at value	$180,667,668	$1,064,557,092	$961,834	$1,246,186,594

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING INTERNATIONAL VALUE FUND

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$961,834	$—	$961,834
Total Investments, at value	$—	$—	$—	$—	$—	$—	$961,834	$—	$961,834

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE
CHOICE FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.2%
		Australia: 3.1%
269,850		Alumina Ltd.	$539,215	1.1
23,293		Newcrest Mining Ltd.	916,667	2.0
			1,455,882	3.1

		Belgium: 2.0%
23,978		Belgacom S.A.	941,561	2.0

		Bermuda: 1.6%
22,255		Axis Capital Holdings Ltd.	756,893	1.6

		Brazil: 3.1%
45,926		Centrais Eletricas Brasileiras SA ADR — Class B	750,890	1.6
100,976		Empresa Brasileira de Aeronautica SA	715,615	1.5
			1,466,505	3.1

		Canada: 12.0%
33,629		Barrick Gold Corp.	1,617,219	3.5
59,719		Kinross Gold Corp.	1,071,956	2.3
52,415		Nexen, Inc.	1,115,915	2.4
34,005		Suncor Energy, Inc.	1,088,500	2.3
		Other Securities	713,090	1.5
			5,606,680	12.0

		Finland: 2.0%
88,087		Nokia OYJ ADR	940,769	2.0

		France: 11.7%
170,148	@	Alcatel S.A.	598,178	1.3
1,126		Areva SA	515,948	1.1
19,099		Carrefour S.A.	1,034,088	2.2
10,963		Electricite de France SA	502,949	1.1
18,243		Sanofi-Aventis	1,278,141	2.7
8,073		Societe Generale	484,097	1.1
25,262		Thales S.A.	1,030,831	2.2
			5,444,232	11.7

		Germany: 3.2%
4,264		Allianz AG	533,971	1.1
8,463		Siemens AG	965,759	2.1
			1,499,730	3.2

		Italy: 3.4%
35,705		ERG S.p.A.	493,193	1.1
879,575		Telecom Italia S.p.A. RNC	1,079,232	2.3
			1,572,425	3.4

		Japan: 32.1%
79,200		Coca-Cola West Holdings Co., Ltd.	1,211,933	2.6
93,000		Dai Nippon Printing Co., Ltd.	1,173,125	2.5
28,400		Fuji Photo Film Co., Ltd.	947,470	2.0
34,000		JS Group Corp.	668,228	1.4
20,000		Kao Corp.	508,339	1.1
17,900		Mabuchi Motor Co., Ltd.	947,559	2.0
36,800		Mitsui Sumitomo Insurance Group Holdings, Inc.	881,614	1.9
2,400		Nintendo Co., Ltd.	619,720	1.3
60,130		Nippon Telegraph & Telephone Corp. ADR	1,355,330	2.9
33,200		Panasonic Corp.	483,966	1.0
10,700		Rohm Co., Ltd.	667,284	1.4
13,100		Sankyo Co., Ltd.	697,954	1.5
74,000		Sekisui House Ltd.	695,480	1.5
37,600		Seven & I Holdings Co., Ltd.	872,810	1.9
39,000		Shiseido Co., Ltd.	814,226	1.8
111,000		Sumitomo Trust & Banking Co., Ltd.	606,038	1.3
9,807		Toyota Motor Corp. ADR	694,532	1.5
64,000		Wacoal Holdings Corp.	932,138	2.0
		Other Securities	243,757	0.5
			15,021,503	32.1

		Netherlands: 4.2%
19,074		Royal Dutch Shell PLC ADR — Class B	1,226,840	2.6
32,074		Wolters Kluwer NV	731,124	1.6
			1,957,964	4.2

		Russia: 1.0%
21,980		OAO Gazprom ADR	480,263	1.0

		South Africa: 5.5%
24,586		Anglogold Ashanti Ltd. ADR	1,158,246	2.5
56,869		Gold Fields Ltd.	892,855	1.9
17,533		Impala Platinum Holdings Ltd.	494,994	1.1
			2,546,095	5.5

		South Korea: 4.8%
60,781	@	Korea Electric Power Corp. ADR	802,917	1.7
77,914		SK Telecom Co., Ltd. ADR	1,435,957	3.1
			2,238,874	4.8

		Switzerland: 1.1%
31,118	@	UBS AG — Reg	529,628	1.1

		United Kingdom: 7.4%
17,161		AstraZeneca PLC	863,235	1.8
18,335		BP PLC ADR	748,618	1.6
44,776		GlaxoSmithKline PLC	874,369	1.9
356,795		Vodafone Group PLC	975,341	2.1
			3,461,563	7.4

		Total Common Stock
		(Cost $42,691,534)	45,920,567	98.2

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE
CHOICE FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
	Affiliated Mutual Fund: 1.5%
716,531	ING Institutional Prime Money Market Fund — Class I	$716,531	1.5
	Total Short-Term Investments
	(Cost $716,531)	716,531	1.5

	Total Investments in Securities
	(Cost $43,408,065)*	$46,637,098	99.7
	Other Assets and Liabilities — Net	157,103	0.3
	Net Assets	$46,794,201	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $44,719,461.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,633,224
Gross Unrealized Depreciation	(4,715,587)
Net Unrealized Appreciation	$1,917,637

Industry	Percentage of Net Assets
Consumer Discretionary	9.8%
Consumer Staples	9.5
Energy	11.0
Financials	8.1
Health Care	7.0
Industrials	12.9
Information Technology	8.1
Materials	15.0
Telecommunication Services	12.4
Utilities	4.4
Short-Term Investments	1.5
Other Assets and Liabilities—Net	0.3
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$—	$1,455,882	$—	$1,455,882
Belgium	—	941,561	—	941,561
Bermuda	756,893	—	—	756,893
Brazil	1,466,505	—	—	1,466,505
Canada	5,606,680	—	—	5,606,680
Finland	940,769	—	—	940,769
France	—	5,444,232	—	5,444,232
Germany	—	1,499,730	—	1,499,730
Italy	—	1,572,425	—	1,572,425
Japan	2,049,862	12,971,641	—	15,021,503
Netherlands	1,226,840	731,124	—	1,957,964
Russia	480,263	—	—	480,263
South Africa	1,158,246	1,387,849	—	2,546,095
South Korea	2,238,874	—	—	2,238,874
Switzerland	529,628	—	—	529,628
United Kingdom	748,618	2,712,945	—	3,461,563
Total Common Stock	17,203,178	28,717,389	—	45,920,567
Short-Term Investments	716,531	—	—	716,531
Total Investments, at value	$17,919,709	$28,717,389	$—	$46,637,098

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING RUSSIA FUND

Shares			Value	Percent of Net Assets

COMMON STOCK: 92.5%
		Consumer Discretionary: 0.9%
107,000		CTC Media, Inc.	$2,525,200	0.6
1,324,122	@	RBC Information Systems	1,500,235	0.3
			4,025,435	0.9

		Consumer Staples: 4.9%
200,000	@	Avangardco Investments Public Ltd. GDR	2,900,000	0.7
104,500	@	Central European Distribution Corp.	2,609,365	0.6
80,100		Magnit OAO	9,328,927	2.2
66,000	@	Synergy Co.	2,359,500	0.5
91,800	@	X5 Retail Group N.V. GDR	3,851,807	0.9
			21,049,599	4.9

		Energy: 28.8%
531,100		Lukoil-Spon ADR	29,661,935	7.0
311,200		Novatek OAO GDR	29,748,111	7.0
4,352,100	L	OAO Gazprom	23,837,846	5.6
100,000		OAO Gazprom ADR	1,925,000	0.4
1,790,713	@	OAO Rosneft Oil Co. GDR	12,460,021	2.9
1,387,400	L	Surgutneftegaz ADR	13,585,765	3.2
371,833		Tatneft GDR	11,708,319	2.7
			122,926,997	28.8

		Financials: 13.7%
1,039,000		Bank St. Petersburg BRD — Class S	4,957,676	1.2
12,868,021		Sberbank of Russian Federation	42,644,623	10.0
1,612,000	L	VTB Bank OJSC GDR	10,656,282	2.5
			58,258,581	13.7

		Health Care: 1.1%
165,165	@	Pharmstandard — Reg S GDR	4,295,291	1.0
250,600	@	Protek	438,550	0.1
			4,733,841	1.1

		Industrials: 1.2%
1,800,000		Aeroflot — Russian International Airlines	4,420,758	1.0
6,060,000		Novorossiysk Sea Trade Port BRD	740,035	0.2
			5,160,793	1.2

		Materials: 22.1%
241,100	@, L	Evraz Group SA GDR — Reg S	7,314,486	1.7
96,000		Kazakhmys PLC	2,022,845	0.5
490,680	@	LSR Group GDR	4,168,259	1.0
832,100		Mechel OAO ADR	19,595,955	4.6
1,049,521	L	MMC Norilsk Nickel ADR	19,573,567	4.6
1,571,400		Novolipetsk Steel	5,419,657	1.3
497,600	@, L	Polymetal GDR	7,862,080	1.8
572,600	@	Raspadskaya — Class S	3,321,080	0.8
500,000	@	Severstal GDR	6,731,479	1.6
100,000	@	Sibirskiy Cement OAO	1,975,000	0.5
576,690	L	Uralkali GDR	14,250,004	3.3
18,800		Vsmpo-Avisma Corp.	1,804,464	0.4
			94,038,876	22.1

		Telecommunication Services: 8.8%
397,654	@	Comstar United Telesystems GDR	2,575,576	0.6
875,000		Mobile Telesystems Finance SA ADR	18,943,750	4.5
243,000		Sistema JSFC GDR	6,257,353	1.5
478,400	@	VimpelCom Ltd. ADR	7,333,872	1.7
612,800		VolgaTelecom	2,280,776	0.5
			37,391,327	8.8

		Utilities: 11.0%
891,765,300	@	Federal Grid Co. Unified Energy System JSC	10,725,279	2.5
312,117,796	@	Federal Hydrogenerating Co. JSC	15,980,431	3.8
43,769,600	@	IDGC Holding JSC	7,790,989	1.8
19,854,152	@	JSC RusHydro	1,020,152	0.2
20,000,000		Mosenergo OAO	2,129,205	0.5
99,532,300	@	OGK-2 OAO	5,275,529	1.2
5,787,696,000		Territorial Generating Co. 1	4,015,156	1.0
			46,936,741	11.0
		Total Common Stock
		(Cost $298,029,088)	394,522,190	92.5

MUTUAL FUNDS: 0.4%
		Hedge Fund: 0.4%
636,687	@, X	RenShares Utilities Ltd.	1,633,280	0.4
		Total Mutual Funds
		(Cost $752,296)	1,633,280	0.4

PREFERRED STOCK: 1.7%
		Energy: 1.2%
10,200,000		Surgutneftegaz	5,125,593	1.2

		Financials: 0.5%
445,000		Bank St Petersburg OJSC	2,123,355	0.5
		Total Preferred Stock
		(Cost $4,584,601)	7,248,948	1.7
		Total Long-Term Investments
		(Cost $303,365,985)	403,404,418	94.6

SHORT-TERM INVESTMENTS: 6.0%
		Securities Lending Collateralcc: 6.0%
24,728,886		BNY Mellon Overnight Government Fund(1)	24,728,886	5.8
841,448	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	673,158	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING RUSSIA FUND

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
	Total Short-Term Investments
	(Cost $25,570,334)	$25,402,044	6.0

	Total Investments in Securities
	(Cost $328,936,319)*	$428,806,462	100.6
	Other Assets and Liabilities — Net	(2,493,429)	(0.6)
	Net Assets	$426,313,033	100.0

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

R	Restricted security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L	Loaned security, a portion or all of the security is on loan at October 31, 2010.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $335,811,102.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$125,226,818
Gross Unrealized Depreciation	(32,231,458)
Net Unrealized Appreciation	$92,995,360

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$4,025,435	$—	$—	$4,025,435
Consumer Staples	17,197,792	3,851,807	—	21,049,599
Energy	55,424,781	67,502,216	—	122,926,997
Financials	47,602,299	10,656,282	—	58,258,581
Health Care	438,550	4,295,291	—	4,733,841
Industrials	5,160,793	—	—	5,160,793
Materials	59,551,803	34,487,073	—	94,038,876
Telecommunication Services	28,558,398	8,832,929	—	37,391,327
Utilities	30,956,310	15,980,431	—	46,936,741
Total Common Stock	248,916,161	145,606,029	—	394,522,190
Mutual Funds	—	—	1,633,280	1,633,280
Preferred Stock	7,248,948	—	—	7,248,948
Short-Term Investments	24,728,886	—	673,158	25,402,044
Total Investments, at value	$280,893,995	$145,606,029	$2,306,438	$428,806,462

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING RUSSIA FUND

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Mutual Funds	$1,299,101	$—	$—	$—	$—	$334,179	$—	$—	$1,633,280
Short-Term Investments	—	—	—	—	—	—	673,158	—	673,158
Total Investments, at value	$1,299,101	$—	$—	$—	$—	$334,179	$673,158	$—	$2,306,438

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $334,179.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING GLOBAL BOND FUND

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 26.6%
		Consumer Discretionary: 3.8%
$400,000	#	CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, due 10/30/17	$415,000	0.1
1,719,000	S	Comcast Corp., 5.900%–6.550%, due 03/15/16–07/01/39	1,993,865	0.4
991,000	#, S	Hyatt Hotels Corp., 6.875%, due 08/15/19	1,096,807	0.2
1,314,000	#	NBC Universal, Inc., 2.875%, due 04/01/16	1,331,717	0.5
270,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	286,359
744,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	808,876
230,000	#, S	QVC, Inc., 7.500%, due 10/01/19	248,400	0.0
1,399,000	S	Time Warner Cable, Inc., 6.200%–8.750%, due 07/01/13–06/15/39	1,660,637	0.3
1,481,000	S	Time Warner, Inc., 7.700%, due 05/01/32	1,827,978	0.4
332,000	S	Time Warner, Inc., 3.150%, due 07/15/15	347,867
		Other Securities	9,862,769	1.9
			19,880,275	3.8

		Consumer Staples: 1.8%
1,288,000	S	Altria Group, Inc., 9.250%–9.700%, due 11/10/18–08/06/19	1,776,933	0.3
610,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19	790,084	0.2
215,000	#	Dole Food Co., Inc., 8.000%, due 10/01/16	229,513	0.1
575,000	&, #	ServiceMaster Co, 10.750%, due 07/15/15	619,563	0.1
555,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	642,413	0.1
		Other Securities	5,197,708	1.0
			9,256,214	1.8

		Energy: 2.5%
150,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	165,000	0.1
150,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	168,000
521,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	556,428	0.3
1,000,000	#, S	KazMunaiGaz Finance Sub BV, 11.750%, due 01/23/15	1,246,250
1,080,000	#	Lukoil International Finance BV, 6.125%, due 11/09/20	1,079,325	0.2
500,000	#	Reliance Holdings USA, Inc., 4.500%, due 10/19/20	488,804	0.1
300,000	#	Reliance Holdings USA, Inc., 6.250%, due 10/19/40	298,180
		Other Securities	9,313,591	1.8
			13,315,578	2.5

		Financials: 10.7%
1,871,000	S	American Express Credit Corp., 5.125%, due 08/25/14	2,067,184	0.6
847,000		American Express Credit Corp., 2.750%, due 09/15/15	855,202
800,000	#	Banco Bradesco SA/Cayman Islands, 5.900%, due 01/16/21	823,000	0.2
540,000	#	Banco de Credito del Peru, 5.375%, due 09/16/20	554,850	0.1
800,000	#	Banco Votorantim SA, 7.375%, due 01/21/20	873,000	0.2
1,028,000	#	Barclays Bank PLC, 5.926%, due 09/29/49	976,600	0.4
627,000	#, S	Barclays Bank PLC, 6.050%, due 12/04/17	687,205
375,000		Barclays Bank PLC, 5.140%, due 10/14/20	371,566
800,000	#	BM&FBovespa SA, 5.500%, due 07/16/20	860,172	0.2
EUR 5,200,000		Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	7,328,527	1.4
2,124,000	S	Citigroup, Inc., 5.000%–8.500%, due 09/15/14–05/22/19	2,423,848	0.5
1,079,000	#	Fibria Overseas Finance Ltd, 7.500%, due 05/04/20	1,168,018	0.2
1,982,000	S	Goldman Sachs Group, Inc., 5.375%, due 03/15/20	2,100,972	0.5
500,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17	565,809
2,126,000		HSBC USA, Inc., 5.000%, due 09/27/20	2,134,024	0.4
325,000	#	Hyundai Capital America, 3.750%, due 04/06/16	331,442	0.1
728,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	763,031	0.1
139,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	156,723	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$1,000,000	#	JBS Finance II Ltd, 8.250%, due 01/29/18	$1,062,500	0.2
206,000	#	Lyondell Chemical Co., 8.000%, due 11/01/17	226,085	0.0
1,486,000	S	Morgan Stanley, 7.300%, due 05/13/19	1,716,673	0.5
852,000	S	Morgan Stanley, 4.100%, due 01/26/15	883,738
800,000	#	Myriad International Holding BV, 6.375%, due 07/28/17	845,200	0.2
857,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	1,056,833	0.2
1,470,000	S	PNC Funding Corp., 5.125%, due 02/08/20	1,598,331	0.3
1,518,000	S	Protective Life Corp., 8.450%, due 10/15/39	1,618,911	0.3
665,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	708,225	0.1
400,000	#	Vnesheconombank Via VEB Finance Ltd, 6.902%, due 07/09/20	428,600	0.1
588,000	#	Voto-Votorantim Ltd, 6.750%, due 04/05/21	650,475	0.1
1,000,000	#	VTB Bank Via VTB Capital SA, 6.551%, due 10/13/20	1,012,032	0.2
231,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	240,124	0.0
		Other Securities	19,093,137	3.6
			56,182,037	10.7

		Health Care: 0.6%
400,000	#	Valeant Pharmaceuticals International, 7.000%, due 10/01/20	421,000	0.1
		Other Securities	2,946,682	0.5
			3,367,682	0.6

		Industrials: 0.9%
445,000	#	Bombardier, Inc., 7.500%, due 03/15/18	488,388	0.2
445,000	#	Bombardier, Inc., 7.750%, due 03/15/20	496,175
357,000	#	Kazatomprom, 6.250%, due 05/20/15	391,361	0.1
1,683,000	#	SCF Capital Ltd., 5.375%, due 10/27/17	1,659,647	0.3
		Other Securities	1,558,063	0.3
			4,593,634	0.9

		Information Technology: 0.8%
1,055,000	#	Oracle Corp., 5.375%, due 07/15/40	1,106,544	0.2
500,000	#	STATS ChipPAC Ltd., 7.500%, due 08/12/15	551,250	0.1
		Other Securities	2,713,691	0.5
			4,371,485	0.8

		Materials: 1.6%
1,070,000	#	ALROSA Finance SA, 7.750%, due 11/03/20	1,078,881	0.2
416,000	#	Celulosa Arauco y Constitucion SA, 5.000%, due 01/21/21	430,650	0.1
473,000	#, S	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	595,219	0.1
315,000	#	Georgia-Pacific LLC, 5.400%, due 11/01/20	319,725	0.1
880,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	916,300	0.2
645,000	#	Inversiones CMPC SA, 6.125%, due 11/05/19	715,152	0.1
462,000	#	Sino-Forest Corp., 6.250%, due 10/21/17	466,043	0.1
		Other Securities	3,859,452	0.7
			8,381,422	1.6

		Telecommunication Services: 2.7%
2,040,000		AT&T, Inc., 2.500%, due 08/15/15	2,100,690	0.4
510,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	527,850	0.1
1,250,000	#	Qtel International Finance Ltd., 3.375%, due 10/14/16	1,248,848	0.4
500,000	#	Qtel International Finance Ltd., 4.750%, due 02/16/21	496,993
		Other Securities	9,603,728	1.8
			13,978,109	2.7

		Utilities: 1.2%
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	447,591	0.1
400,000	#	Calpine Corp., 7.875%, due 07/31/20	421,000	0.0
		Other Securities	5,698,434	1.1
			6,567,025	1.2

		Total Corporate Bonds/Notes
		(Cost $128,225,253)	139,893,461	26.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount			Value	Percent of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.0%
		Federal National Mortgage Association##: 3.9%
18,290,000	W	4.500%, due 12/15/35	$19,147,344	3.9
1,236,544	S	6.000%–7.294%, due 04/25/33–06/17/40	1,366,895
			20,514,239	3.9

		Government National Mortgage Association: 0.1%
		Other Securities	275,045	0.1

		Total U.S. Government Agency Obligations
		(Cost $20,694,208)	20,789,284	4.0

U.S. TREASURY OBLIGATIONS: 19.8%
		U.S. Treasury Notes: 19.8%
2,639,000		0.375%, due 08/31/12–09/30/12	2,641,153	0.5
5,249,000		0.750%, due 09/15/13	5,291,239	19.3
27,253,000		1.250%, due 08/31/15–09/30/15	27,390,890
9,452,000		2.500%, due 04/30/15	10,071,550
18,102,000		2.625%, due 08/15/20	18,121,804
8,968,000		3.375%, due 11/15/19	9,627,291
5,600,000		3.875%, due 08/15/40	5,481,874
22,681,000		4.375%, due 05/15/40	24,162,455
1,526,000		0.500%, due 10/15/13	1,526,119

		Total U.S. Treasury Obligations
		(Cost $104,407,680)	104,314,375	19.8

ASSET-BACKED SECURITIES: 6.3%
		Automobile Asset-Backed Securities: 1.0%
596,000	#, S	Bank of America Auto Trust, 3.520%, due 06/15/16	624,389	0.1
925,000	#	Chrysler Financial Auto Securitization Trust, 5.570%, due 08/08/14	968,787	0.7
968,000	#	Chrysler Financial Auto Securitization Trust, 6.250%, due 05/08/14	1,017,980
1,836,000	#	Chrysler Financial Auto Securitization Trust, 6.540%, due 11/10/14	1,920,705
		Other Securities	886,208	0.2
			5,418,069	1.0

		Credit Card Asset-Backed Securities: 5.2%
1,821,000		Capital One Multi-Asset Execution Trust, 0.316%, due 07/15/16	1,797,215	1.5
5,732,000	S	Capital One Multi-Asset Execution Trust, 0.316%–5.750%, due 03/17/14–07/15/20	5,878,459
1,733,000	S	Citibank Credit Card Issuance Trust, 0.906%, due 07/15/13	1,720,092	0.9
2,364,000	S	Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	2,507,844
775,000	S	Citibank Credit Card Issuance Trust, 0.666%–6.300%, due 05/15/13–07/15/14	795,899
EUR 7,553,000		MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14	10,927,267	2.5
1,646,000	S	MBNA Credit Card Master Note Trust, 6.800%, due 07/15/14	1,746,106
527,000		MBNA Credit Card Master Note Trust, 0.676%–1.606%, due 10/15/14–07/15/15	514,081
100,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13	102,555	0.0
		Other Securities	1,543,996	0.3
			27,533,514	5.2

		Other Asset-Backed Securities: 0.1%
		Other Securities	343,746	0.1

		Total Asset-Backed Securities
		(Cost $32,871,797)	33,295,329	6.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 11.7%
560,000	#	Banc of America Large Loan, Inc., 5.158%, due 10/10/45	569,632	0.1
1,720,000		Bear Stearns Adjustable Rate Mortgage Trust, 2.877%, due 08/25/35	1,662,426	0.3
1,610,000	S	Citigroup Commercial Mortgage Trust, 5.698%, due 12/10/49	1,731,496	0.3
1,930,000	#	Commercial Mortgage Pass-Through Certificates, 5.449%, due 02/05/19	1,955,432	0.6
1,243,000	S	Commercial Mortgage Pass-through Certificates, 4.715%–5.815%, due 03/10/39–12/10/49	1,347,223
1,251,000	#	DLJ Commercial Mortgage Corp., 7.226%, due 06/10/31	1,383,081	0.3
1,770,120		GMAC Commercial Mortgage Securities, Inc., 4.538%, due 05/10/43	1,769,338	0.3
1,650,000	S	Greenwich Capital Commercial Funding Corp., 5.224%, due 04/10/37	1,787,625	1.7
1,600,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	1,691,344

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount			Value	Percent of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$5,180,000	S	Greenwich Capital Commercial Funding Corp., 5.190%–5.883%, due 04/10/37–03/10/39	$5,631,808
777,000	#	GS Mortgage Securities Corp. II, 5.374%, due 05/17/45	864,055	0.2
390,000	#	GS Mortgage Securities Corp. II, 5.858%, due 07/12/38	400,925	0.1
1,100,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 3.616%, due 11/15/43	1,112,232	2.0
860,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.070%, due 11/15/43	865,814
1,807,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.529%, due 01/12/37	1,837,734
1,672,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	1,762,337
1,760,000	S	JP Morgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	1,925,677
2,628,881	S	JP Morgan Chase Commercial Mortgage Securities Corp., 4.853%–5.833%, due 03/15/46–02/15/51	2,810,585
1,909,539	S	JP Morgan Mortgage Trust, 4.784%–5.290%, due 07/25/35	1,866,116	0.4
1,225,000	#	LB-UBS Commercial Mortgage Trust, 5.350%, due 09/15/37	1,228,390	1.7
7,153,000	S	LB-UBS Commercial Mortgage Trust, 4.799%–5.881%, due 06/15/29–02/15/40	7,718,322
830,000	#, S	RBSCF Trust, 5.420%, due 01/19/49	798,593	0.1
1,631,046	S	Structured Asset Securities Corp., 2.754%–5.000%, due 09/25/33–05/25/35	1,552,001	0.3
790,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, due 08/15/35	789,304	0.8
1,820,000	S	Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	1,975,230
1,480,000	S	Wachovia Bank Commercial Mortgage Trust, 5.342%–5.997%, due 12/15/43–06/15/45	1,565,970
1,210,000	#	Wells Fargo Commercial Mortgage Trust, 4.393%, due 10/15/57	1,246,230	0.2
1,764,421		Wells Fargo Mortgage-Backed Securities Trust, 2.874%, due 06/25/35	1,706,103	0.7
1,748,637	S	Wells Fargo Mortgage-Backed Securities Trust, 5.277%, due 05/25/35	1,740,619
		Other Securities	8,414,820	1.6

		Total Collateralized Mortgage Obligations
		(Cost $58,185,422)	61,710,462	11.7

MUNICIPAL BONDS: 0.4%
		Louisiana: 0.4%
		Other Securities	2,230,381	0.4

		Total Municipal Bonds
		(Cost $2,161,268)	2,230,381	0.4

OTHER BONDS: 29.9%
		Foreign Government Bonds: 29.9%
BRL 80,096,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	44,889,712	8.5
EUR 2,530,000		Bundesobligation, 4.000%, due 10/11/13	3,806,395	0.7
EUR 13,000,000		Bundesrepublik Deutschland, 3.750%, due 01/04/19	19,945,010	6.2
EUR 3,340,000		Bundesrepublik Deutschland, 4.250%, due 01/04/14	5,077,122
EUR 4,400,000	S	Bundesrepublik Deutschland, 4.250%, due 07/04/39	7,534,920
CAD 2,200,000		Canadian Government International Bond, 4.250%, due 06/01/18	2,417,153	0.5
JPY 500,000,000		Japan Government Ten Year Bond, 1.400%, due 12/20/11	6,301,212	1.2
JPY 500,000,000		Japan Government Thirty Year Bond, 2.300%, due 03/20/40	6,675,289	1.3
JPY 370,000,000		Japan Government Thirty Year Bond, 2.400%, due 09/20/38	5,025,549	0.9
JPY 800,000,000		Japan Government Two Year Bond, 0.400%, due 03/15/11	9,952,628	1.9
$500,000	#	Korea Housing Finance Corp., 4.125%, due 12/15/15	528,382	0.1
KRW 21,931,000,000		Korea Treasury Bond, 4.750%, due 12/10/11	19,893,881	3.8
MXN 168,000,000		Mexican Cetes, 4.600%, due 09/22/11	13,061,224	2.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount		Value	Percent of Net Assets

OTHER BONDS: (continued)
	Foreign Government Bonds: (continued)
ZAR 54,027,000	South Africa Government International Bond, 7.250%, due 01/15/20	$7,425,107	1.4
UYU	Other Securities	3,275,813	0.6

	Total Other Bonds
	(Cost $144,683,677)	155,809,397	29.6

Notional Amount			Value	Percent of Net Assets

POSITIONS IN PURCHASED OPTIONS: 0.3%
		Foreign Currency Options: 0.3%
25,700,000	@	Currency Option OTC — Morgan Stanley CAD Put vs USD Call Strike @ 1.029 (CAD)-Exp 11/12/10	149,387	0.0
51,800,000	@	Currency Option OTC — Morgan Stanley EUR Call vs USD Put Strike @ 1.405 (USD)-Exp 01/21/11	1,075,049	0.2
12,900,000	@	Currency Option OTC — Morgan Stanley EUR Put vs USD Call Strike @ 1.355 (USD)-Exp 11/12/10	46,993	0.0
25,900,000	@	Currency Option OTC — Morgan Stanley EUR Put vs USD Call Strike @ 1.370 (USD)-Exp 12/29/10	433,125	0.1
12,700,000	@	Currency Option OTC — Morgan Stanley EUR Put vs USD Call Strike @ 1.413 (USD)-Exp 11/04/10	9,228	0.0
26,000,000	@	Currency Option OTC — Morgan Stanley JPY Put vs USD Call Strike @ 83.430 (JPY)-Exp 11/17/10	41,045	0.0

		Total Purchased Options
		(Cost $2,192,817)	1,754,827	0.3

		Total Long-Term Investments
		(Cost $493,422,122)	519,797,516	98.7

Principal Amount		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 2.6%
	Commercial Paper: 1.9%
$2,500,000	Concord Minutemen Capital Co., 0.380%, due 12/02/10	2,499,156	0.5
5,000,000	Dexia Delaware LLC, 0.490%, due 11/05/10	4,999,660	1.0
	Other Securities	2,249,837	0.4

	Total Commercial Paper
	(Cost $9,748,653)	9,748,653	1.9

Shares		Value	Percent of Net Assets
	Affiliated Mutual Fund: 0.7%
3,941,000	ING Institutional Prime Money Market Fund — Class I	$3,941,000	0.7

	Total Mutual Fund
	(Cost $3,941,000)	3,941,000	0.7

	Total Short-Term Investments
	(Cost $13,689,653)	13,689,653	2.6

	Total Investments in Securities
	(Cost $507,111,775)*	$533,487,169	101.3
	Other Assets and Liabilities — Net	(6,677,343)	(1.3)

	Net Assets	$526,809,826	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

&	Payment-in-kind

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

W	Settlement is on a when-issued or delayed-delivery basis.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	EU Euro

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

UYU	Uruguayan Peso Uruguayo

ZAR	South African Rand

*	Cost for federal income tax purposes is $508,474,369.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$27,551,394
Gross Unrealized Depreciation	(2,538,594)
Net Unrealized Appreciation	$25,012,800

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Positions In Purchased Options	$—	$1,754,827	$—	$1,754,827
Corporate Bonds/Notes	—	139,893,461	—	139,893,461
U.S. Government Agency Obligations	—	20,789,284	—	20,789,284
U.S. Treasury Obligations	—	104,314,375	—	104,314,375
Asset-Backed Securities	—	33,295,329	—	33,295,329
Collateralized Mortgage Obligations	—	61,710,462	—	61,710,462
Municipal Bonds	—	2,230,381	—	2,230,381
Other Bonds	—	155,809,397	—	155,809,397
Short-Term Investments	3,941,000	9,748,653	—	13,689,653
Total Investments, at value	$3,941,000	$529,546,169	$—	$533,487,169
Other Financial Instruments+:
Forward foreign currency contracts	—	5,085,366	—	5,085,366
Futures	1,064,867	—	—	1,064,867
Swaps, at value	—	635,832	23,291	659,123
Total Assets	$5,005,867	$535,267,367	$23,291	$540,296,525

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(3,758,877)	$—	$(3,758,877)
Futures	(1,298,484)	—	—	(1,298,484)
Swaps, at value	—	(831,474)	(30,636)	(862,110)
Written options	—	(1,561,926)	—	(1,561,926)
Total Liabilities	$(1,298,484)	$(6,152,277)	$(30,636)	$(7,481,397)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2010:

	Beginning Balance 10/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 10/31/2010
Asset Table
Investments, at value
Collateralized Mortgage Obligations	$3,730,616	$—	$(1,524,856)	$—	$22,274	$—	$—	$(2,228,034)	$—
Foreign Government Bonds	5,152,147	—	(5,147,000)	—	—	(5,147)	—	—	—
Total Investments, at value	$8,882,763	$—	$(6,671,856)	$—	$22,274	$(5,147)	$—	$(2,228,034)	$—
Other Financial Instruments+:
Swaps, at value	—	—	—	—	—	23,291	—	—	23,291
Total Assets	$8,882,763	$—	$(6,671,856)	$—	$22,274	$18,144	$—	$(2,228,034)	$23,291

Liabilities Table
Other Financial Instruments+:
Swaps, at value	$—	$—	$—	$—	$—	$(30,636)	$—	$—	$(30,636)
Total Liabilities	$—	$—	$—	$—	$—	$(30,636)	$—	$—	$(30,636)

As of October 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(7,346).

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$1,754,827
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	5,085,366
Interest rate contracts	Swaps, at fair value	659,123
Interest rate contracts	Net Assets — Unrealized appreciation**	1,064,867
Total Asset Derivatives		$8,564,183
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,758,877
Credit contracts	Swaps, at fair value	65,466
Interest rate contracts	Swaps, at fair value	796,644
Interest rate contracts	Net Assets — Unrealized depreciation**	1,298,484
Foreign exchange contracts	Written options, at fair value	1,561,926
Total Liability Derivatives		$7,481,397

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(305,591)	$—	$—	(596,915)	$178,621	$(723,885)
Foreign exchange contracts	(719,048)	(12,901,461)	—	—	808,343	(12,093,118)
Interest rate contracts	—	—	(3,079,438)	2,727,238	197,638	(873,610)
Total	$(1,024,639)	$(12,901,461)	$(3,079,438)	$2,130,323	$1,184,602	$(13,690,613)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(8,755)	$—	$(8,755)
Foreign exchange contracts	(326,967)	1,633,168	—	—	365,372	1,663,468
Interest rate contracts	—	—	44,244	(165,746)	—	(121,502)
Total	$(326,967)	$1,633,168	$44,244	$(174,501)	$365,372	$1,533,211

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

At October 31, 2010 the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Australian Dollar
	AUD	2,575,017	BUY	11/5/10	$2,519,000	$2,520,848	$1,848
Morgan Stanley	Canadian Dollar
	CAD	47,899,373	BUY	11/5/10	47,067,640	46,959,405	(108,235)
HSBC	Canadian Dollar
	CAD	2,250,242	BUY	11/5/10	2,191,000	2,206,084	15,084
Morgan Stanley	Swiss Franc
	CHF	7,800,072	BUY	11/19/10	8,077,477	7,927,725	(149,752)
UBS Warburg LLC	Swiss Franc
	CHF	5,439,684	BUY	11/19/10	5,520,000	5,528,707	8,707
HSBC	Chilean Peso
	CLP	4,732,790,610	BUY	11/19/10	9,687,423	9,660,856	(26,567)
Morgan Stanley	Danish Krone
	DKK	6,953,272	BUY	11/19/10	1,292,676	1,297,475	4,799
Morgan Stanley	EU Euro
	EUR	25,460,793	BUY	11/5/10	35,183,709	35,434,476	250,767
HSBC	EU Euro
	EUR	3,360,723	BUY	11/5/10	4,683,000	4,677,210	(5,790)
Credit Suisse First Boston	British Pound
	GBP	5,717,720	BUY	11/19/10	9,000,503	9,160,536	160,033
Credit Suisse First Boston	British Pound
	GBP	4,068,462	BUY	11/19/10	6,512,000	6,519,135	7,135
Morgan Stanley	Indian Rupee
	INR	558,041,740	BUY	11/5/10	12,478,572	12,547,624	69,052
HSBC	Japanese Yen
	JPY	342,649,542	BUY	11/5/10	4,204,000	4,258,269	54,269
JPMorgan Chase & Co.	Mexican Peso
	MXN	16,053,623	BUY	11/5/10	1,295,000	1,299,670	4,670
HSBC	New Zealand Dollar
	NZD	2,930,707	BUY	11/5/10	2,181,000	2,233,330	52,330
Credit Suisse First Boston	Swedish Krona
	SEK	16,137,040	BUY	11/19/10	2,434,000	2,414,476	(19,524)
JPMorgan Chase & Co.	Mexican Peso
	MXN	116,931,288	BUY	11/5/10	9,355,000	9,466,529	111,529
Citigroup, Inc.	New Zealand Dollar
	NZD	15,887,468	BUY	11/5/10	11,883,000	12,106,961	223,961

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Swiss Franc
	CHF	5,238,270	BUY	11/19/10	$5,395,000	$5,323,997	$(71,003)
HSBC	EU Euro
	EUR	2,563,515	BUY	11/5/10	3,566,000	3,567,713	1,713
HSBC	EU Euro
	EUR	9,203,450	BUY	11/5/10	12,947,000	12,808,692	(138,308)
HSBC	EU Euro
	EUR	4,151,988	BUY	11/5/10	5,840,000	5,778,435	(61,565)
Deutsche Bank AG	British Pound
	GBP	8,218,248	BUY	11/19/10	12,977,000	13,166,711	189,711
Citigroup, Inc.	Japanese Yen
	JPY	142,785,010	BUY	11/5/10	1,723,000	1,774,457	51,457
UBS Warburg LLC	Norwegian Krone
	NOK	3,437,646	BUY	11/19/10	591,000	586,394	(4,606)
Morgan Stanley	Singapore Dollar
	SGD	14,396,363	BUY	11/19/10	11,014,983	11,123,058	108,075
Citigroup, Inc.	Japanese Yen
	JPY	247,597,911	BUY	11/5/10	3,038,000	3,077,017	39,017
Morgan Stanley	New Zealand Dollar
	NZD	6,024,272	BUY	11/5/10	4,538,000	4,590,765	52,765
Citigroup, Inc.	EU Euro
	EUR	9,290,840	BUY	11/5/10	12,977,000	12,930,315	(46,685)
JPMorgan Chase & Co.	Australian Dollar
	AUD	4,891,193	BUY	11/5/10	4,745,000	4,788,301	43,301
Credit Suisse First Boston	Mexican Peso
	MXN	62,695,686	BUY	11/5/10	5,070,000	5,075,720	5,720
Citigroup, Inc.	EU Euro
	EUR	9,196,260	BUY	11/5/10	12,947,000	12,798,684	(148,316)
JPMorgan Chase & Co.	New Zealand Dollar
	NZD	1,473,702	BUY	11/5/10	1,097,000	1,123,027	26,027
HSBC	Australian Dollar
	AUD	7,674,556	BUY	11/5/10	7,516,000	7,513,113	(2,887)
Credit Suisse First Boston	New Zealand Dollar
	NZD	4,817,489	BUY	11/5/10	3,596,000	3,671,142	75,142
Morgan Stanley	Australian Dollar
	AUD	4,408,266	BUY	11/5/10	4,334,000	4,315,533	(18,467)
Morgan Stanley	Canadian Dollar
	CAD	91,536	BUY	11/5/10	90,000	89,740	(260)
UBS Warburg LLC	Mexican Peso
	MXN	29,800,935	BUY	11/5/10	2,392,000	2,412,626	20,626
UBS Warburg LLC	New Zealand Dollar
	NZD	3,384,351	BUY	11/5/10	2,544,000	2,579,027	35,027
Morgan Stanley	EU Euro
	EUR	1,879,392	BUY	11/5/10	2,602,000	2,615,601	13,601
Citigroup, Inc.	British Pound
	GBP	5,128,195	BUY	11/19/10	8,052,000	8,216,041	164,041
HSBC	British Pound
	GBP	12,243,494	BUY	11/19/10	19,505,000	19,615,682	110,682
JPMorgan Chase & Co.	Japanese Yen
	JPY	3,873,026,339	BUY	11/5/10	46,551,972	48,131,938	1,579,966
Credit Suisse First Boston	Norwegian Krone
	NOK	138,293,700	BUY	11/19/10	23,464,116	23,590,158	126,042
JPMorgan Chase & Co.	Norwegian Krone
	NOK	6,811,992	BUY	11/19/10	1,156,000	1,161,991	5,991
Morgan Stanley	EU Euro
	EUR	2,647,764	BUY	11/5/10	3,689,000	3,684,965	(4,035)
JPMorgan Chase & Co.	Australian Dollar
	AUD	982,905	BUY	11/5/10	975,000	962,228	(12,772)
Morgan Stanley	New Zealand Dollar
	NZD	34,365,099	BUY	11/5/10	25,924,000	26,187,743	263,743
Morgan Stanley	Norwegian Krone
	NOK	76,301,100	BUY	11/19/10	12,977,000	13,015,452	38,452

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Philippine Peso
	PHP	674,542,170	BUY	11/19/10	$15,451,659	$15,662,337	$210,678
HSBC	Hungarian Forint
	HUF	2,395,135,252	BUY	11/5/10	12,292,831	12,263,514	(29,317)
HSBC	Indonesian Rupiah
	IDR	46,824,150,000	BUY	11/5/10	5,225,793	5,234,940	9,147
Deutsche Bank AG	Japanese Yen
	JPY	300,634,760	BUY	11/5/10	3,692,000	3,736,131	44,131
Morgan Stanley	New Zealand Dollar
	NZD	5,224,961	BUY	11/5/10	3,954,000	3,981,654	27,654
Morgan Stanley	Australian Dollar
	AUD	4,473,567	BUY	11/5/10	4,407,000	4,379,460	(27,540)
JPMorgan Chase & Co.	Canadian Dollar
	CAD	2,383,133	BUY	11/5/10	2,353,000	2,336,366	(16,634)
HSBC	EU Euro
	EUR	9,249,164	BUY	11/5/10	12,962,000	12,872,312	(89,688)
Citigroup, Inc.	Mexican Peso
	MXN	86,673,979	BUY	11/5/10	6,956,000	7,016,956	60,956
Morgan Stanley	New Zealand Dollar
	NZD	15,083,070	BUY	11/5/10	11,389,000	11,493,974	104,974
JPMorgan Chase & Co.	New Zealand Dollar
	NZD	5,044,447	BUY	11/5/10	3,760,000	3,844,095	84,095
Morgan Stanley	South African Rand
	ZAR	26,818,570	BUY	11/5/10	3,939,852	3,825,525	(114,327)
							$3,360,640
HSBC	British Pound
	GBP	1,524,646	SELL	11/19/10	$2,444,000	$2,443,030	$970
HSBC	Hungarian Forint
	HUF	2,395,135,252	SELL	11/5/10	12,116,899	12,263,514	(146,615)
HSBC	Mexican Peso
	MXN	28,594,340	SELL	11/5/10	2,279,741	2,314,942	(35,201)
Morgan Stanley	South African Rand
	ZAR	26,506,620	SELL	11/5/10	3,811,106	3,781,027	30,079
JPMorgan Chase & Co.	Australian Dollar
	AUD	16,578,432	SELL	11/5/10	15,975,392	16,229,686	(254,294)
JPMorgan Chase & Co.	New Zealand Dollar
	NZD	2,508,282	SELL	11/5/10	1,872,374	1,911,423	(39,049)
UBS Warburg LLC	Australian Dollar
	AUD	6,617,852	SELL	11/5/10	6,408,000	6,478,638	(70,638)
Credit Suisse First Boston	EU Euro
	EUR	3,648,233	SELL	11/5/10	5,100,000	5,077,345	22,655
Credit Suisse First Boston	Swedish Krona
	SEK	12,679,877	SELL	11/19/10	1,882,818	1,897,204	(14,386)
Morgan Stanley	South Korean Won
	KRW	5,370,942,040	SELL	11/19/10	4,736,364	4,769,085	(32,721)
HSBC	Brazilian Real
	BRL	78,494,619	SELL	11/19/10	46,092,237	45,979,768	112,469
Morgan Stanley	EU Euro
	EUR	2,142,576	SELL	11/5/10	2,944,000	2,981,881	(37,881)
JPMorgan Chase & Co.	Norwegian Krone
	NOK	8,689,352	SELL	11/19/10	1,460,000	1,482,231	(22,231)
JPMorgan Chase & Co.	Japanese Yen
	JPY	59,461,745	SELL	11/5/10	725,000	738,959	(13,959)
UBS Warburg LLC	New Zealand Dollar
	NZD	5,600,577	SELL	11/5/10	4,224,000	4,267,890	(43,890)
Credit Suisse First Boston	EU Euro
	EUR	9,230,800	SELL	11/5/10	12,848,000	12,846,755	1,245
JPMorgan Chase & Co.	EU Euro
	EUR	2,358,443	SELL	11/5/10	3,293,000	3,282,309	10,691
UBS Warburg LLC	New Zealand Dollar
	NZD	5,590,160	SELL	11/5/10	4,254,000	4,259,952	(5,952)
Credit Suisse First Boston	Norwegian Krone
	NOK	35,180,563	SELL	11/19/10	5,976,000	6,001,105	(25,105)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Norwegian Krone
	NOK	5,703,781	SELL	11/19/10	$964,000	$972,952	$(8,952)
UBS Warburg LLC	New Zealand Dollar
	NZD	4,249,004	SELL	11/5/10	3,178,000	3,237,931	(59,931)
JPMorgan Chase & Co.	Canadian Dollar
	CAD	2,141,264	SELL	11/5/10	2,112,000	2,099,244	12,756
UBS Warburg LLC	Japanese Yen
	JPY	312,629,349	SELL	11/5/10	3,839,000	3,885,193	(46,193)
Morgan Stanley	South Korean Won
	KRW	4,540,090,400	SELL	11/19/10	4,058,000	4,031,337	26,663
UBS Warburg LLC	Australian Dollar
	AUD	4,474,660	SELL	11/5/10	4,398,000	4,380,530	17,470
Morgan Stanley	Swedish Krona
	SEK	15,991,043	SELL	11/19/10	2,374,000	2,392,631	(18,631)
Morgan Stanley	Australian Dollar
	AUD	2,022,114	SELL	11/5/10	2,002,000	1,979,576	22,424
Deutsche Bank AG	Canadian Dollar
	CAD	2,435,728	SELL	11/5/10	2,420,000	2,387,929	32,071
Credit Suisse First Boston	Japanese Yen
	JPY	514,511,532	SELL	11/5/10	6,349,000	6,394,079	(45,079)
JPMorgan Chase & Co.	Norwegian Krone
	NOK	7,039,349	SELL	11/19/10	1,217,000	1,200,773	16,227
Morgan Stanley	Mexican Peso
	MXN	63,515,731	SELL	11/5/10	5,113,000	5,142,110	(29,110)
JPMorgan Chase & Co.	Canadian Dollar
	CAD	1,875,018	SELL	11/5/10	1,830,000	1,838,223	(8,223)
UBS Warburg LLC	New Zealand Dollar
	NZD	5,609,798	SELL	11/5/10	4,196,000	4,274,917	(78,917)
Morgan Stanley	EU Euro
	EUR	9,313,264	SELL	11/5/10	13,001,000	12,961,522	39,478
JPMorgan Chase & Co.	Japanese Yen
	JPY	254,286,767	SELL	11/5/10	3,132,000	3,160,142	(28,142)
Citigroup, Inc.	Norwegian Krone
	NOK	12,666,253	SELL	11/19/10	2,172,000	2,160,611	11,389
JPMorgan Chase & Co.	Japanese Yen
	JPY	181,840,573	SELL	11/5/10	2,225,000	2,259,819	(34,819)
Credit Suisse First Boston	Swiss Franc
	CHF	3,838,739	SELL	11/19/10	3,906,000	3,901,562	4,438
UBS Warburg LLC	British Pound
	GBP	3,994,134	SELL	11/19/10	6,332,000	6,399,126	(67,126)
JPMorgan Chase & Co.	Australian Dollar
	AUD	3,875,054	SELL	11/5/10	3,823,000	3,793,537	29,463
Morgan Stanley	EU Euro
	EUR	797,398	SELL	11/5/10	1,114,000	1,109,760	4,240
HSBC	Australian Dollar
	AUD	3,135,144	SELL	11/5/10	3,106,000	3,069,193	36,807
Deutsche Bank AG	New Zealand Dollar
	NZD	15,784,195	SELL	11/5/10	11,929,000	12,028,262	(99,262)
Morgan Stanley	EU Euro
	EUR	2,130,173	SELL	11/5/10	2,982,596	2,964,620	17,976
Deutsche Bank AG	EU Euro
	EUR	2,682,030	SELL	11/5/10	3,740,000	3,732,654	7,346
Deutsche Bank AG	Japanese Yen
	JPY	273,131,021	SELL	11/5/10	3,353,000	3,394,329	(41,329)
Credit Suisse First Boston	EU Euro
	EUR	9,312,590	SELL	11/5/10	13,001,000	12,960,585	40,415
Morgan Stanley	EU Euro
	EUR	2,555,003	SELL	11/5/10	3,566,953	3,555,867	11,086
JPMorgan Chase & Co.	Japanese Yen
	JPY	151,413,601	SELL	11/5/10	1,821,000	1,881,689	(60,689)
Citigroup, Inc.	Mexican Peso
	MXN	27,950,045	SELL	11/5/10	2,236,000	2,262,781	(26,781)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS Warburg LLC	Australian Dollar
	AUD	4,645,547	SELL	11/5/10	$4,521,000	$4,547,823	$(26,823)
UBS Warburg LLC	Swedish Krona
	SEK	16,825,309	SELL	11/19/10	2,469,000	2,517,457	(48,457)
JPMorgan Chase & Co.	Japanese Yen
	JPY	97,505,797	SELL	11/5/10	1,203,000	1,211,751	(8,751)
Morgan Stanley	Canadian Dollar
	CAD	324,555	SELL	11/5/10	321,000	318,186	2,814
Citigroup, Inc.	New Zealand Dollar
	NZD	7,373,154	SELL	11/5/10	5,536,000	5,618,673	(82,673)
Morgan Stanley	EU Euro
	EUR	9,263,163	SELL	11/5/10	12,962,000	12,891,796	70,204
JPMorgan Chase & Co.	British Pound
	GBP	2,296,496	SELL	11/19/10	3,605,000	3,679,287	(74,287)
Credit Suisse First Boston	British Pound
	GBP	2,152,548	SELL	11/19/10	3,391,000	3,448,665	(57,665)
Deutsche Bank AG	New Zealand Dollar
	NZD	34,746,245	SELL	11/5/10	25,924,000	26,478,193	(554,193)
Morgan Stanley	Swiss Franc
	CHF	5,236,536	SELL	11/19/10	5,352,000	5,322,235	29,765
Morgan Stanley	South African Rand
	ZAR	52,965,000	SELL	11/19/10	7,554,234	7,538,778	15,456
Citigroup, Inc.	Mexican Peso
	MXN	65,114,067	SELL	11/5/10	5,198,000	5,271,508	(73,508)
UBS Warburg LLC	Australian Dollar
	AUD	7,416,116	SELL	11/5/10	7,166,000	7,260,109	(94,109)
JPMorgan Chase & Co.	Canadian Dollar
	CAD	1,884,648	SELL	11/5/10	1,824,000	1,847,664	(23,664)
Morgan Stanley	South Korean Won
	KRW	4,020,561,180	SELL	11/19/10	3,546,000	3,570,025	(24,025)
Morgan Stanley	British Pound
	GBP	5,544,701	SELL	11/19/10	8,684,000	8,883,338	(199,338)
Credit Suisse First Boston	EU Euro
	EUR	1,402,681	SELL	11/5/10	1,954,000	1,952,149	1,851
							$(2,034,151)

ING Global Bond Fund Open Futures Contracts on October 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro-Schatz	390	12/08/10	$59,070,759	$(300,406)
Euro-Bund	244	12/08/10	43,886,651	(445,356)
Long Gilt	208	12/29/10	41,114,729	(273,723)
Canada 10-Year Bond	85	12/20/10	10,535,200	63,306
Short Gilt	82	12/29/10	14,132,675	3,577
Australia 10-Year Bond	37	12/15/10	3,839,505	(38,694)
Japan 10-Year Bond (TSE)	10	12/09/10	17,795,452	191,944
			$190,374,971	$(799,352)
Short Contracts
U.S. Treasury 2-Year Note	8	12/31/10	$1,759,875	$(3,645)
U.S. Treasury 5-Year Note	26	12/31/10	3,161,031	(42,112)
Euro-Bobl 5-Year	30	12/08/10	4,995,477	53,383
Australia 3-Year Bond	47	12/15/10	4,742,284	(1,097)
Medium Gilt	138	12/29/10	26,114,921	22,603
U.S. Treasury Long Bond	247	12/21/10	32,341,563	730,054
U.S. Treasury 10-Year Note	349	12/21/10	44,072,156	(193,451)
			$117,187,307	$565,735

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Credit Default Swap Agreements Outstanding on October 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (2)	Fair Value (3)	Upfront Payment Paid/(Received)	Unrealized Depreciation
The Royal Bank of Scotland PLC	Japanese Government Bond, 2.000%, 03/21/22	Buy	(0.610)	12/20/14	9,000,000	$(65,466)	$—	$(65,466)
						$(65,466)	$—	$(65,466)

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair value, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Global Bond Fund Interest Rate Swap Agreements Outstanding on October 31, 2010:

	Termination Date	Notional Principal Amount	Fair Value	Upfront Payment Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.056% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Citigroup, Inc.	07/28/13	CAD 25,000,000	$276,567	$—	$276,567

Receive a fixed rate equal to 1.803% and pay a floating rate based on 6-month CAD-BA-CDOR Counterparty: Deutsche Bank AG	09/21/13	CAD 24,000,000	91,900	—	91,900

Pay a fixed rate equal to 4.140% and receive a floating rate based on the 6-month Tasa Nominal Anual Promedio (TNA) Counterparty: Deutsche Bank AG	10/19/12	CLP 4,917,045,000	23,291	—	23,291

Receive a fixed rate equal to 6.225% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	07/17/15	MXN 104,000,000	219,984	—	219,984

Receive a fixed rate equal to 5.800% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	07/17/20	MXN 74,980,000	47,381	—	47,381

Pay a fixed rate equal to 3.478% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	05/11/20	USD 10,271,000	(766,008)	—	(766,008)
			$(106,885)	$—	$(106,885)

ING Global Bond Fund Cross-Currency Inflation-Linked Swap Agreements Outstanding on October 31, 2010:

Counterparty	Notional Amount on Fixed Rate (Currency Received)	Notional Amount on Floating Rate (Currency Delivered)	Floating Rate (Fund Pays)	Fixed Rate (Fund Receives)	Termination Date	Fair Value	Upfront Payment Paid (Received)	Unrealized Depreciation
Deutsche Bank AG	U.F. 230,187	CLP 4,917,045,000	6-month Tasa Nominal Anual Promedio (TNA)	0.88%	10/19/12	$(30,636)	$—	$(30,636)
						$(30,636)	$—	$(30,636)

Unidad de Fomento (U.F.). A Chilean currency unit indexed according to inflation. The index is calculated on a monthly basis effective on the 10th day of the current month until the 9th day of the following month, with the value of the U.F. adjusted daily.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010 (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Written Currency Options Open on October 31, 2010:

Foreign Currency Options

Description	Counterparty	Exercise Price	Expiration Date		Notional Amount	Premiums Received	Fair Value
Currency Option OTC
CAD Call vs USD Put	Morgan Stanley	0.981	11/12/10	USD	25,700,000	$133,640	$(14,848)
Currency Option OTC
EUR Call vs USD Put	Morgan Stanley	1.450	01/21/11	USD	103,600,000	1,175,860	(1,047,778)
Currency Option OTC
EUR Put vs USD Call	Morgan Stanley	1.345	12/29/10	USD	25,900,000	334,628	(280,591)
Currency Option OTC
EUR Call vs USD Put	Morgan Stanley	1.429	11/12/10	USD	12,900,000	69,660	(36,601)
Currency Option OTC
EUR Call vs USD Put	Morgan Stanley	1.413	11/04/10	USD	12,700,000	68,199	(33,552)
Currency Option OTC
JPY Call vs USD Put	Morgan Stanley	79.400	11/17/10	USD	26,000,000	143,000	(148,556)
						$1,924,987	$(1,561,926)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 2010

ING DIVERSIFIED INTERNATIONAL FUND

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.2%
1,264,721	@	ING Emerging Countries Fund — Class I		$36,714,865
5,631,440		ING Index Plus International Equity Fund — Class I		47,191,471
5,075,655	@	ING International Capital Appreciation Fund — Class I		51,213,357
1,138,682		ING International Real Estate Fund — Class I		10,100,110
524,724		ING International SmallCap Multi-Manager Fund — Class I		19,761,110
1,287,421		ING International Value Choice Fund — Class I		14,110,131
1,206,764		ING International Value Fund — Class I		14,203,613
		Total Investments in Affiliated Investment Companies
		(Cost $163,975,692)*	100.2%	$193,294,657
		Other Assets and Liabilities — Net	(0.2)	(456,420)
		Net Assets	100.0%	$192,838,237

@	Non-income producing security

*	Cost for federal income tax purposes is $191,352,770.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$30,572,056
Gross Unrealized Depreciation	(28,630,169)
Net Unrealized Appreciation	$1,941,887

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 10/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$193,294,657	$—	$—	$193,294,657
Total Investments, at value	$193,294,657	$—	$—	$193,294,657

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended October 31, 2010 were as follows:

Fund Name	Type	Per Share Amount
ING Global Equity Dividend Fund
Class A	NII	$0.2513
Class B	NII	$0.1746
Class C	NII	$0.1751
Class I	NII	$0.2909
Class O	NII	$0.2554
Class W	NII	$0.2776
ING Global Natural Resources Fund
Class A	NII	$0.0238
Class I	NII	$0.0567
Class W	NII	$0.0546
ING Global Real Estate Fund
Class A	NII	$0.7925
Class B	NII	$0.7073
Class C	NII	$0.7053
Class I	NII	$0.8480
Class O	NII	$0.7907
Class W	NII	$0.8273
ING Global Value Choice Fund
Class A	NII	$0.1654
Class B	NII	$0.0708
Class C	NII	$0.0751
Class I	NII	$0.2372
Class W	NII	$0.2389
ING Asia-Pacific Real Estate Fund
Class A	NII	$0.5874
Class B	NII	$0.5464
Class C	NII	$0.5446
Class I	NII	$0.6038
ING European Real Estate Fund
Class A	NII	$0.6036
Class B	NII	$0.5660
Class C	NII	$0.5501
Class I	NII	$0.6251
ING Greater China Fund
Class A	NII	$0.2110
Class B	NII	$0.1204
Class C	NII	$0.1571
Class I	NII	$0.2675
Class O	NII	$0.2343
ING Index Plus International Equity Fund
Class A	NII	$0.1471
Class B	NII	$0.0835
Class C	NII	$0.0925
Class I	NII	$0.1594
Class O	NII	$0.1473
ING International Real Estate Fund
Class A	NII	$0.6229
Class B	NII	$0.5581
Class C	NII	$0.5602
Class I	NII	$0.6472
Class W	NII	$0.6420
ING International SmallCap Multi-Manager Fund
Class A	NII	$0.4009
Class B	NII	$0.1300
Class C	NII	$0.2350
Class I	NII	$0.5501
Class O	NII	$0.4651
Class W	NII	$0.5391
ING International Value Fund
Class A	NII	$0.1727
Class B	NII	$0.0442
Class C	NII	$0.1053
Class I	NII	$0.2233
Class W	NII	$0.2208
ING International Value Choice Fund
Class A	NII	$0.0640
Class B	NII	$0.0089
Class C	NII	$0.0089
Class I	NII	$0.0808
Class W	NII	$0.0829
ING Global Bond Fund
Class A	NII	$0.7148
Class B	NII	$0.6253
Class C	NII	$0.6287
Class I	NII	$0.7550
Class O	NII	$0.7143
Class W	NII	$0.7456
All Classes	STCG	$0.0465
ING Diversified International Fund
Class A	NII	$0.0579
Class B	NII	$0.0004
Class C	NII	$—
Class I	NII	$0.0772
Class O	NII	$0.0800
Class R	NII	$0.0417
Class W	NII	$0.0914
All Classes	ROC	$0.0109

NII — Net investment income

ROC — Return of capital

STCG — Short-term capital gain

Of the ordinary distributions made during the year ended October 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Global Equity Dividend	69.21%
Global Natural Resources	100.00%
Global Value Choice	41.43%
International SmallCap Multi-Manager	0.29%
International Value	1.24%
International Value Choice	11.90%
Diversified International	3.33%

TAX INFORMATION (UNAUDITED) (CONTINUED)

For the year ended October 31, 2010, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Equity Dividend	100.00%
Global Natural Resources	100.00%
Global Value Choice	91.07%
Asia-Pacific Real Estate	11.16%
European Real Estate	27.00%
Global Opportunities	100.00%
Greater China	16.80%
Index Plus International Equity	100.00%
International Capital Appreciation	100.00%
International Real Estate	21.16%
International SmallCap Multi-Manager	100.00%
International Value	100.00%
International Value Choice	100.00%
Diversified International	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Global Natural Resources	0.40%
Global Value Choice	2.67%
Asia-Pacific Real Estate	0.50%
Index Plus International Equity	0.03%
International Real Estate	0.58%
International SmallCap Multi-Manager	1.37%
International Value	1.58%
Global Bond	42.09%

Global Bond designates 100% of its short-term capital gain distribution as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Global Equity Dividend	$288,273	$0.0206	100.00%
Global Value Choice	$363,952	$0.0235	36.91%
Asia-Pacific Real Estate	$2,647	$0.0026	35.94%
Emerging Countries	$218,137	$0.0340	53.63%
European Real Estate	$8,574	$0.0136	38.06%
Global Opportunities	$360,330	$0.0398	66.80%
Greater China	$102,781	$0.0372	75.22%
Index Plus International Equity	$256,139	$0.0155	99.91%
International Capital Appreciation	$171,293	$0.0167	97.84%
International Real Estate	$627,841	$0.0087	42.99%
International SmallCap Multi-Manager	$754,273	$0.0659	97.35%
International Value	$3,747,475	$0.0352	99.78%
International Value Choice	$106,643	$0.0250	100.00%
Russia	$558,366	$0.0479	97.32%

*	None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Index Plus International Equity Fund was held September 28, 2010, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

1	To vote on the appointment of ING Investment Management Co. (“ING IM”) as the sub-adviser to the Fund and the implementation of the sub-advisory agreement for the Fund between ING Investments, LLC, the Fund’s investment adviser, and ING IM.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Index Plus International Equity Fund	1	10,023,939.142	888,595.352	744,734.825	—	11,657,269.319

*  Proposal Passed

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Registrants are managed under the direction of the Board. A Director/Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Directors/Trustees and Officers of the registrants are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Registrants and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships/ Trusteeships Held by Director/Trustee

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director/ Trustee	IMF November 2007–Present IMT December 2007–Present	President, Glantuam Partners, LLC (January 2009–Present); and Consultant (January 2005–Present).	137	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Director/ Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation (January 2008–Present). Formerly, Consultant (July 2007–February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006–July 2007); and Executive Director, The Mark Twain House & Museum (September 1989–March 2006).	137	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director/ Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 –Present).	137	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund (2009–Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director/ Trustee	IMF November 2007–Present IMT December 2007–Present	Retired.	137	First Marblehead Corporation (September 2003–Present) and BlackRock Funds (February 2005–January 2007).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director/ Trustee	February 2002– Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	137	Bankers Trust Company, N.A. Des Moines (June 1992–June 2009) and Midamerica Financial Corporation (December 2002– December 2009).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director/ Trustee	January 2005– Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001– June 2009).	137	Assured Guaranty Ltd. (April 2004–Present) and Odyssey Re Holdings Corp (November 2006–October 2009).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director/ Trustee	January 2006– Present	Consultant (May 2001 –Present).	137	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Chairman and Director/ Trustee	February 2002 –Present	President, Springwell Corporation, a corporate finance firm (March 1989–Present).	137	UGI Corporation (February 2006–Present); UGI Utilities, Inc. (February 2006–Present) and AmeriGas Partners L.P. (February 1998–February 2006).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships/ Trusteeships Held by Director/Trustee

Interested Directors/Trustees

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director/ Trustee	IMF November 2007–Present IMT December 2007–Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001–December 2007).	137	Intact Financial Corporation (December 2004–Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Director/ Trustee	IMF November 2007–Present IMT December 2007–Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).	174
ING Retirement Holdings, Inc. (September 1998–Present); ING Services Holding Company, Inc. (May 2000–Present); ING Financial Advisers, LLC (April 2002–Present); Southland Life Insurance Company (June 2002–Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005–Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006–Present); and Directed Services LLC (December 2006– Present)(9).

(1)	The tenure of each Director/Trustee is subject to the Board’s retirement policy, which states that each Independent Director/Trustee shall retire from service as a Director/Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director/Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director/Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director/Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)	ING Investments Distributor LLC is the successor in interest to ING Funds Distributor, LLC which was previously know as ING Funds Distributor, Inc., and prior to that ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	February 2002–Present
Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management (January 2005–January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004–December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	IMF May 1999–Present; IMT November 1999– Present September 2009–Present	Executive Vice President, ING Investments, LLC(2) (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003–Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006–Present November 2004–Present
Chief Compliance Officer of the ING Funds (November 2004–Present); Executive Vice President of the ING Funds (March 2006–Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006–July 2008 and October 2009–Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006–July 2008 and October 2009–Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006–December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC(2) (October 2003– Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006–Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001–May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	IMF May 1999–Present IMT November 1999– Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995–Present) and ING Investments, LLC(2) (August 1997–Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	February 2003–Present
Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996–Present); Director of Compliance, ING Investments, LLC(2) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Funds Distributor, LLC(4) (April 2010–Present);. Formerly, Chief Compliance Officer, ING Funds Distributor, LLC (4) (August 1995–April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(3) (September 2004–Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007–Present	Vice President, ING Funds Services, LLC (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006–Present
Vice President, ING Investment Management–ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(3) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004–March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008–Present	Assistant Vice President–Director of Tax, ING Funds Services (March 2008–Present). Formerly, Tax Manager, ING Funds Services (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management–ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management–ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008–Present
Vice President and Counsel, ING Investment Management–ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management—ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Investments Distributor LLC is the successor in interest to ING Funds Distributor, LLC which was previously know as ING Funds Distributor, Inc., and prior to that ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW ADVISORY AND SUB-ADVISORY CONTRACT

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), mandates that, when a series of ING Mutual Funds and ING Mayflower Trust (together, the “Trust”) enters into a new sub-advisory agreement, the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the Advisory and Sub-Advisory contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered in determining whether to approve a new sub-advisory arrangement for two of its series.

ING Index Plus International Equity Fund

ING Index Plus International Equity Fund had been sub-advised by ING Investment Management Advisors B.V. (“IIM BV”) since December 2005. At a meeting of the Board held on May 27, 2010, the Board, including a majority of the Independent Trustees, determined to: (1) terminate IIM BV as sub-adviser to the Fund; (2) appoint ING Investment Management Co. (“ING IM”) as sub-adviser to the Fund; and (3) approve an interim sub-advisory agreement with ING IM that became effective on June 30, 2010 (the “Interim Agreement”), under which ING IM began serving as the sub-adviser to the Fund and providing day-to-day management services to the Fund on that date for a period of up to 150 days. At this meeting, the Board, including a majority of the Independent Trustees, also approved a new sub-advisory contract (“Sub-Advisory Contract”) with ING IM under which it would serve as Sub-Adviser to the Fund. The Sub-Advisory Contract was approved by shareholders and became effective on September 28, 2010. The Interim Agreement was put into place to bridge the period between the termination of IIM BV and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Sub-Advisory Contract.

In determining whether to approve the Interim Agreement and the Sub-Advisory Contract with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Interim Agreement and Sub-Advisory Contract should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Interim Agreement and Sub-Advisory Contract with ING IM included the following: (1) ING IM’s presentation before the Joint Meeting of the Domestic Equity Funds and International/Balanced/Fixed Income Funds Investment Review Committees on March 24, 2010; (2) memoranda and related materials provided to the Board in advance of its May 27, 2010 meeting discussing: (a) Management’s rationale for recommending that ING IM serve as Sub-Adviser to the Fund; (b) the quantitative modeling approach employed by ING Investment Management and the migration of the trading and implementation of this quantitative strategy to ING IM’s New York offices; and (c) the capabilities of the ING IM in quantitative investment management; (3) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (4) supporting documentation, including copies of the forms of the Interim Agreement and Sub-Advisory Contract with ING IM; (5) an analysis regarding the effect that the proposed Sub-Adviser change would have on the profitability of Directed Services LLC, the adviser to the Fund (the “Adviser”); and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as Sub-Adviser to the Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM under the proposed Interim Agreement and Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Interim Agreement and Sub-Advisory Contract in light of the services to be provided by ING IM and the projected profitability of ING IM as the Fund’s Sub-Adviser; (6) the costs for the services to be provided by ING IM, including that the management fee would not change after the appointment of ING IM; (7) the sub-advisory fee payable by the Adviser to ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had been previously approved by the Board, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as Sub-Adviser to the Fund under the Interim Agreement and the Sub-Advisory Contract with ING IM; (2) the sub-

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Interim Agreement and Sub-Advisory Contract for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

The ING International Value Fund has been sub-advised by Brandes Investment Partners, LP (“Brandes”) since March 1995 and ING IM since October 2008. At its September 30, 2010 meeting, the Board approved a new Sub-Advisory Contract with del Rey Global Investors, LLC (“del Rey”) under which del Rey would serve as Sub-Adviser to an additional investment sleeve of the Fund. The new Sub-Advisory Contract is subject to shareholder approval and is anticipated to be effective on January 21, 2010.

In determining whether to approve the Sub-Advisory Contract with del Rey, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Contract should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with del Rey included the following: (1) del Rey’s presentation before the International/Balanced/Fixed Income Funds Investment Review Committee at its September 29, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting discussing: (a) Management’s rationale for recommending that del Rey serve as an additional Sub-Adviser to the Fund, (b) the performance of del Rey in managing the International Equity Composite, which is managed in an investment style that mirrors its proposed management of the Fund (with such performance being compared against relevant benchmark indices and Morningstar Category averages), (c) the expertise of del Rey in managing an international value strategy, and (d) the Adviser’s view of the benefits of having a third sub-adviser appointed to the Fund; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance of the International Equity Composite and the performance of the Fund’s proposed Selected Peer Group; (4) del Rey’s responses to inquiries from K&L Gates LLP; (5) supporting documentation, including a copy of the form of Sub-Advisory Contract with del Rey; (6) an analysis regarding the effect that the proposed Sub-Adviser addition would have on the Adviser’s profitability; and (7) other information relevant to the Board’s evaluation.

In reaching its decision to engage del Rey as an additional Sub-Adviser to the Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of del Rey as a manager to similar funds and its explanation of its new strategic relationship with del Rey; (2) del Rey’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by del Rey under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of del Rey and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by del Rey and the projected profitability of del Rey as one of the Fund’s Sub-Advisers; (6) the costs for the services to be provided by del Rey, including that the management fee would not change after the appointment of del Rey; (7) the sub-advisory fee payable by the Adviser to del Rey; (8) del Rey’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of del Rey in light of the Fund’s investment objective and investor base; and (10) del Rey’s Code of Ethics that had been approved by the Board at its September 30, 2010 meeting and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) del Rey should be appointed to serve as an additional Sub-Adviser to the Fund under the new Sub-Advisory Agreement with del Rey; (2) the sub-advisory fee rate payable by the Adviser to del Rey is reasonable in the context of all factors considered by the Board; and (3) del Rey maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Fund’s CCO that del Rey’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Equity Fund-of-Funds
ING Capital Allocation Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Global Opportunities Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Funds
ING Senior Income Fund
ING Floating Rate Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
(formerly, PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UINTALL     (1010-122110)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(l), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $74,358 for year ended October 31, 2010 and $114,170 for year ended October 31, 2009.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended October 31, 2010 and $2,150 for the year ended October 31, 2009.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $1,904 in the year ended October 31, 2010 and $22,306 in the year ended October 31, 2009. Such services induced review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2010 and $2,500 for the year ended October 31, 2009.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved: November 11, 2009

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $12,600 per audit

_________________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any
Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,200 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter
For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	√		Not to exceed $21,000 per fund per year

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

_________________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	√		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2010 through December 31, 2010

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E

Prohibited Non-Audit Services
Dated:

January 1, 2010

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,394,664 for year ended October 31, 2010 and $2,042,810 for year ended October 31, 2009.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments

PORTFOLIO OF INVESTMENTS
ING International Value Fund as of October 31, 2010

Shares	Value

COMMON STOCK:			96.8%
		Australia:		0.5%
267,900		Australia & New Zealand Banking Group Ltd.			$6,535,868
					6,535,868
		Bermuda:		0.8%
316,434		Tyco Electronics Ltd.			10,024,629
					10,024,629
		Brazil:		4.1%
767,000		Banco do Brasil S.A.			14,850,109
542,871		Centrais Eletricas Brasileiras SA ADR - Class A			7,583,908
286,500		Gafisa SA ADR			4,810,335
160,600		Petroleo Brasileiro SA ADR			5,009,114
292,654	@	Tele Norte Leste Participacoes SA ADR			4,489,312
220,358		Tim Participacoes SA ADR			7,108,749
228,371		Vivo Participacoes S.A. ADR			6,540,545
					50,392,072
		Canada:		2.9%
136,600		Barrick Gold Corp.			6,569,094
191,467		Loblaw Cos. Ltd.			8,181,324
315,300		Suncor Energy, Inc.			10,092,753
147,300		Toronto Dominion Bank			10,608,084
					35,451,255
		China:		3.8%
5,558,000		Angang New Steel Co., Ltd.			8,775,304
9,640,000		China Construction Bank			9,215,874
17,556,000		China Railway Group Ltd.			14,179,230
4,954,000		Dongfeng Motor Group Co., Ltd.			10,775,449
2,614,500		Shimao Property Holdings Ltd.			4,331,756
					47,277,613
		Denmark:		1.5%
97,000		Carlsberg A/S			10,605,052
283,000	@	Danske Bank A/S			7,517,542
					18,122,594
		Finland:		1.1%
473,500		Fortum OYJ			13,429,465
					13,429,465
		France:		11.8%
237,800		Accor S.A.			9,758,825
3,330,020	@	Alcatel S.A.			11,707,123
120,200		BNP Paribas			8,792,139
554,203		Carrefour S.A.			30,006,542
147,000		Compagnie Generale des Etablissements Michelin			11,745,648
226,700		Credit Agricole S.A.			3,718,041
856,335		France Telecom S.A.			20,546,279
793,328	@	Natixis			4,873,444
374,883		Sanofi-Aventis			26,265,054

350,504		Total S.A.		19,079,410
				146,492,505
		Germany:	5.0%
145,000		Allianz AG		18,158,030
94,350		Deutsche Bank AG		5,435,120
1,488,319		Deutsche Telekom AG		21,560,412
145,945		Siemens AG		16,654,578
				61,808,140
		Hong Kong:	2.4%
2,022,000		HongKong Electric Holdings		12,854,433
5,783,413		Sino Land Co.		12,125,212
1,163,500		Yue Yuen Industrial Holdings		4,173,316
				29,152,961
		Israel:	1.3%
299,500		Teva Pharmaceutical Industries Ltd. ADR		15,544,050
				15,544,050
		Italy:	3.5%
344,300		ENI S.p.A.		7,752,762
2,186,582		Intesa Sanpaolo S.p.A.		7,690,564
19,406,016		Telecom Italia S.p.A. RNC		23,811,040
1,714,000		UniCredito Italiano S.p.A.		4,468,514
				43,722,880
		Japan:	24.4%
701,000		Akita Bank Ltd.		1,976,680
307,400		Astellas Pharma, Inc.		11,435,871
268,241	L	Canon, Inc. ADR		12,339,086
2,743,000		Chuo Mitsui Trust Holdings, Inc.		9,895,513
731,000		Dai Nippon Printing Co., Ltd.		9,221,018
575,836		Daiichi Sankyo Co., Ltd.		12,202,905
396,200		Fuji Photo Film Co., Ltd.		13,217,869
1,139,000		Fujitsu Ltd.		7,769,637
1,745,000		Hitachi Ltd.		7,886,791
2,264		Inpex Holdings, Inc.		11,790,333
513,700		Mitsubishi Corp.		12,338,909
2,653,100		Mitsubishi UFJ Financial Group, Inc.		12,313,048
530,500		Mitsui Sumitomo Insurance Group Holdings, Inc.		12,709,135
6,614,700		Mizuho Financial Group, Inc.		9,593,424
2,342,000		NEC Corp.		6,516,517
486,600		Nippon Telegraph & Telephone Corp.		21,945,860
529,000		Omron Corp.		12,255,029
281,100		Ono Pharmaceutical Co., Ltd.		11,944,468
157,200		Rohm Co., Ltd.		9,803,459
435,500		Seven & I Holdings Co., Ltd.		10,109,280
297,100		Sony Corp.		10,038,122
258,800		Sumitomo Mitsui Financial Group, Inc.		7,724,597
270,000		Taisho Pharmaceutical Co., Ltd.		5,685,423
314,200		Takeda Pharmaceutical Co., Ltd.		14,728,523
66,200		TDK Corp.		3,777,034
1,044,200		Tokio Marine Holdings, Inc.		29,358,570
133,400		Tokyo Electron Ltd.		7,526,876
147,000		Toyota Motor Corp.		5,206,779
				301,310,756
		Luxembourg:	0.6%
227,000		ArcelorMittal		7,345,394
				7,345,394
		Malaysia:	2.0%
3,956,100		Malayan Banking BHD		11,463,686
4,798,100		Tenaga Nasional BHD		13,593,999
				25,057,685
		Mexico:	0.8%
663,965		Telefonos de Mexico SA de CV ADR		10,278,178
				10,278,178
		Netherlands:	7.3%
2,449,547	@	Aegon NV		15,524,746
75,500		Akzo Nobel NV		4,484,775
433,500	@	European Aeronautic Defence and Space Co. NV		11,403,880
931,312		Koninklijke Ahold NV		12,872,543
56,500		Nutreco Holding NV		4,115,963
638,056		Royal Dutch Shell PLC - Class A		20,707,100
511,879	@	SNS Reaal		2,369,491
369,800		Unilever NV		10,982,037
318,099		Wolters Kluwer NV		7,251,035
				89,711,570
		New Zealand:	0.4%
3,000,865		Telecom Corp. of New Zealand Ltd.		4,683,768
				4,683,768
		Portugal:	0.8%
672,776		Portugal Telecom SGPS S.A.		9,723,206
				9,723,206
		Russia:	1.1%
384,333		Mechel OAO ADR		9,051,042
259,000	L	MMC Norilsk Nickel ADR		4,830,350
				13,881,392
		Singapore:	0.8%
702,000		United Overseas Bank Ltd.		10,132,609
				10,132,609
		South Africa:	0.3%
283,657		Standard Bank Group Ltd.		4,174,232
				4,174,232
		South Korea:	1.1%
228,410		Korea Electric Power Corp.		6,011,847
51,085		SK Telecom Co., Ltd.		7,775,421
				13,787,268
		Spain:	0.5%
233,402		Telefonica S.A.		6,307,143
				6,307,143
		Sweden:	0.9%
1,013,260		Telefonaktiebolaget LM Ericsson		11,143,426
				11,143,426
		Switzerland:	6.1%

1,114,100		STMicroelectronics NV		9,769,743
363,010		Swiss Reinsurance		17,441,587
23,400		Swisscom AG		9,772,325
865,537	@	UBS AG - Reg		14,703,347
595,000		Xstrata PLC		11,527,163
51,403		Zurich Financial Services AG		12,579,210
				75,793,375
		United Kingdom:	11.0%
263,950		AstraZeneca PLC		13,277,256
1,495,391		Barclays PLC		6,571,442
1,338,480		GlaxoSmithKline PLC		26,137,351
1,491,100		HSBC Holdings PLC		15,518,918
7,669,626	@	ITV PLC		8,401,047
265,773		Kazakhmys PLC		5,600,184
2,924,900		Kingfisher PLC		11,142,736
2,202,751		Marks & Spencer Group PLC		15,096,288
6,251,400		Vodafone Group PLC		17,088,936
2,526,131		WM Morrison Supermarkets PLC		11,888,638
198,968	@	Wolseley PLC		5,292,482
				136,015,278
		Total Common Stock
		( Cost $ 1,219,748,401 )		1,197,299,312

PREFERRED STOCK:		1.3%
	Germany:		1.3%
101,161	Volkswagen AG			15,168,442

Total Preferred Stock
( Cost $ 8,042,602 )	15,168,442

Total Long-Term Investments
( Cost $ 1,227,791,003 )	1,212,467,754

SHORT-TERM INVESTMENTS:		2.7%
	Affiliated Mutual Fund:		2.4%
29,834,588	ING Institutional Prime Money Market Fund - Class I			29,834,588

Total Mutual Fund
( Cost $ 29,834,588 )	29,834,588

		Securities Lending Collateralcc:	0.3%
2,922,418		BNY Mellon Overnight Government Fund (1)		2,922,418
1,202,292	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		961,834

Total Securities Lending Collateral
( Cost $ 4,124,710 )	3,884,252

Total Short-Term Investments
( Cost $ 33,959,298 )	33,718,840

Total Investments in Securities
( Cost $ 1,261,750,301 ) *	100.8%	$1,246,186,594
Other Assets and Liabilities - Net	(0.8)	(9,636,462)
Net Assets	100.0%	$1,236,550,132

@	Non-income producing security
ADR	American Depositary Receipt
R	Restricted security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

L	Loaned security, a portion or all of the security is on loan at October 31, 2010.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Mayflower Trust

By	/s/ Shaun P, Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 4, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 4, 2011

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: January 4, 2011